                                                  -----------------------------
                                                           OMB APPROVAL
                                                  -----------------------------
                                                  OMB Number:         3235-0570
                                                  Expires:    November 30, 2005
                                                  Estimated average burden
                                                  hours per response....... 5.0
                                                  -----------------------------

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-07843
                                  ---------------------------------------------

                      J.P. Morgan Mutual Fund Select Group
-------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

            522 Fifth Avenue, New York,                        NY 10036
-------------------------------------------------------------------------------
      (Address of principal executive offices)                (Zip code)

     JPMorgan Funds Management, Inc.   522 Fifth Avenue, New York, NY 10036
-------------------------------------------------------------------------------
                     (Name and address of agent for service)

Registrant's telephone number, including area code:  1-800-480-4111
                                                   ----------------------------

Date of fiscal year end: December 31, 2004
                        ------------------

Date of reporting period: January 1, 2004 through December 31, 2004
                         -------------------------------------------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

     Include a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

ANNUAL REPORT DECEMBER 31, 2004

JPMORGAN FUNDS

U.S. EQUITY MID/SMALL CAP FUNDS

DYNAMIC SMALL CAP FUND
MID CAP EQUITY FUND
MID CAP GROWTH FUND
MID CAP VALUE FUND
SMALL CAP EQUITY FUND
SMALL CAP GROWTH FUND
TRUST SMALL CAP EQUITY FUND
U.S. SMALL COMPANY FUND
U.S. SMALL COMPANY OPPORTUNITIES FUND

[JPMORGAN ASSET MANAGEMENT LOGO]

JPMORGAN ASSET MANAGEMENT is a premier global wealth manager that has been working with affluent investors for over a hundred years. This experience provides us with a keen understanding of the unique needs of the affluent investor's portfolio. The legacy of our experience, coupled with our GLOBAL INTELLECTUAL CAPITAL, is the foundation from which our investment products have been built. We have a worldwide investment presence. This local insight provides us with a global view of every investment decision we make which we believe is crucial in light of the ever-increasing rise of globalization in our marketplace. JPMorgan Asset Management is an EXPERIENCED PARTNER dedicated to working with your financial professional to help provide you with a broad array of WEALTH SOLUTIONS.

CONTENTS

President's Letter                        1

Fund Commentaries:                        3

Dynamic Small Cap Fund                    3

Mid Cap Equity Fund                       6

Mid Cap Growth Fund                       9

Mid Cap Value Fund                       12

Small Cap Equity Fund                    15

Small Cap Growth Fund                    18

Trust Small Cap Equity                   21

U.S. Small Company Fund                  24

U.S. Small Company
Opportunities Fund                       27

Portfolios of Investments                30

Financial Statements                     76

Notes to Financial Statements            93

Financial Highlights                    124


IMPORTANT FUND FAMILY UPDATE

As shareholders of the JPMorgan Funds, we hope you share our enthusiasm regarding our 'new' fund family resulting from the successful integration of the former JPMorgan Funds and One Group Funds, effective February 19, 2005. Over the next few weeks and months, you will be hearing more about our integration, and our newly combined fund family. As we continue to integrate the two organizations our dedication to our investors remains steadfast.

HIGHLIGHTS

-  Year-end rally boosts returns
-  Economic news positive
-  Stock selection opportunities in premium growth companies

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

Past performance is no guarantee for future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Fund's prospectus for a discussion of the Fund's investment objective, strategies and risks. Call JPMorgan Funds Service Center at (800) 480-4111 for a prospectus containing more complete information about a Fund including management fees and other expenses. Please read it carefully before investing.

JPMorgan Funds are distributed by JPMorgan Distribution Services, Inc. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

JPMORGAN
  U.S. MID AND SMALL CAP EQUITY FUNDS

PRESIDENT'S LETTER   JANUARY 19, 2005

[PHOTO OF GEORGE C.W. GATCH]

"DURING 2004, THE EQUITY MARKET ACHIEVED ALMOST ALL OF ITS GAINS IN THE FINAL QUARTER."

DEAR SHAREHOLDER:

We are pleased to present this annual report for the JPMorgan U.S. Mid and Small Cap Equity Funds. Inside, you'll find information detailing the performance of the Funds for the year ended December 31, 2004, along with reports from the Portfolio Managers.

YEAR-END RALLY BRINGS 2004 TO POSITIVE CLOSE

During 2004, the equity market achieved almost all of its gains in the final quarter. This was a year in which equities made nervous progress. After starting the year on a rising trend, and then retrenching during the spring and summer, equities climbed from October onward in an exceptionally robust year-end rally. The broad-based S&P 500 Index rose by 9.2% in the quarter, lifting full-year 2004 gains to 10.9%.

At the beginning of the year, a scenario of solid economic growth, accelerating corporate earnings and low inflation supported the market's progress. By spring, however, rising oil prices began to raise concerns that the economic recovery might not be sustained. In the summer, a patch of weak economic growth, a further rise in oil prices, and rising short-term rates stoked investors' fears. But in the fourth quarter, doubts were put aside as oil prices fell, the economy rebounded and the presidential election reached a clear conclusion.

SMALL-CAP STOCKS OUTPERFORM

Small-capitalization stocks were the best performers among U.S. equities, continuing a five-year pattern of outperformance. During 2004, the Russell 2000 Index rose 18.3%, rallying 14.1% in the fourth quarter alone. To an extent, this represents a reversion to the mean after small caps became extremely undervalued compared to large caps in the late 1990s. It is also true that small-cap stocks have tended to outperform in the early stages of past economic recoveries.

OUTLOOK

We believe that the U.S. economy is on a firm footing entering 2005, as it evolves from recovery to expansion. The expansion, however, is unlikely to be smooth as companies continue to manage costs aggressively. In addition, we expect the Federal Open Market Committee to increase the fed funds target rate by at least 1% in 2005 to keep inflation under control. Higher interest rates in the face of an uncertain economy could breed anxiety among investors for a good part of the year. But we expect that growth will remain solid overall and that equities will ultimately post gains. The best buying opportunities usually occur when most people are feeling doubtful about owning assets, and those opportunities will likely exist in 2005.

On behalf of all of us at JPMorgan Asset Management, thank you for your business. We appreciate the trust you have placed in us, and look forward to serving your investment needs for many years to come. Should you have any questions, please feel free to contact the JPMorgan Funds Service Center at 1-800-480-4111.

Sincerely yours

/s/ George C.W. Gatch

George C.W. Gatch
President
JPMorgan Funds

JPMORGAN
  DYNAMIC SMALL CAP FUND

AS OF DECEMBER 31, 2004                                              (Unaudited)

FUND FACTS

Fund Inception                     5/19/1997
Fiscal Year End                  DECEMBER 31
Net Assets as of 12/31/2004
(In Millions)                        $ 191.8
Primary Benchmark               S&P SMALLCAP
                                   600/BARRA
                                GROWTH INDEX

Q:   HOW DID THE FUND PERFORM?

A: The Dynamic Small Cap Fund, which seeks capital growth over the long term, rose 10.3% (Select Shares) in the year ended December 31, 2004. This compares to a gain of 22.0% for the S&P SmallCap 600/BARRA Growth Index, the Fund's benchmark.

Q:   WHY DID THE FUND PERFORM IN THIS WAY?

A: The U.S. equity markets recorded another year of gains as strong earnings growth and healthy corporate balance sheets kept investors' minds off increasing short-term interest rates, high oil prices and the twin deficits. Although the Fund participated in the market's advance its return was disappointing from a relative perspective compared to its benchmark. Hindering the Fund's advance was weak stock selection in the health care, information technology and industrial sectors, which underperformed their benchmark peer group and detracted from performance.

     The Fund had many strong individual contributors including Immucor and Psychiatric Solutions, both of which were added to the Fund in 2004. Shares of Immucor, a supplier of blood transfusion equipment, surged on news the Food & Drug Administration approved its Galileo blood transfusion system. The Galileo system is a fully automated walk-away system that can process up to 224 blood samples at once. Psychiatric Solutions owns inpatient behavioral care facilities and also manages psychiatric units for third parties. The company, which reported third-quarter results that were in-line with expectations, increased its 2005 earnings outlook. Additionally, the company participated in a successful secondary offering before year-end, which exceeded initial expectations. Another strong contributor was Penn National Gaming, whose share price soared following the company's announcement of its acquisition of Argosy Gaming. Argosy is perhaps the most dominant and valuable riverboat casino operator in the industry. Argosy would add considerably to Penn National's financial results, as it could provide substantial cash flow and would nearly double the company's revenues and EBITDA (earnings before interest, taxes, depreciation and amortization).

     While the market gains were strong, a few Fund holdings suffered double-digit declines. Shares of ESS Technology, which makes semiconductor chips used in DVD players and camera cell phones, declined as excess inventory and significant competition in the image sensor business negatively impacted results. With the inventory overhang expected to last through the first half of 2005 and aggressive pricing eroding margins, we believe that ESS will continue to face a very difficult environment. As a result of these issues we exited our position. Another holding which disappointed during the year was Merit Medical Systems, a manufacturer of disposable cardiology and radiology products. The company faced an intensifying competitive landscape in 2004 that has continued to weigh on the company's ability to derive growth in a number of key markets. In light of the high degree of uncertainty surrounding future sales growth in several key business segments, we exited our position.

Q:   HOW WAS THE FUND MANAGED?

A: During the period under review, management of the Portfolio was transitioned to Christopher Jones and Eytan Shapiro. The portfolio manager change did not affect the Portfolio's investment objectives or guidelines. The Portfolio will continue to be managed using a "bottom-up" approach to its construction. Portfolio Managers will base their stock selection on proprietary company research complemented by research derived from third-party sources. The research process is designed to identify companies with predictable and durable business models deemed capable of achieving sustainable growth. Potential investments are subjected to rigorous financial analysis and a disciplined approach to valuation.

[CHART]

PERCENTAGE OF TOTAL PORTFOLIO INVESTMENTS

Technology                                        26.2%
Consumer Goods & Services                         22.4%
Health Services & Systems                         12.5%
Industrial Products & Services                     9.2%
Energy                                             7.4%
Pharmaceuticals                                    7.4%
Finance & Insurance                                6.7%
Telecommunications                                 5.6%
Short-Term Investments                             2.2%
REITs                                              0.4%

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO

 1. Psyciatric Solutions, Inc.                     1.6%

 2. The Pantry, Inc.                               1.3%

 3. Unit Corp.                                     1.3%

 4. Inter-Tel, Inc.                                1.3%

 5. Aeroflex, Inc.                                 1.2%

 6. Engineered Support Systems, Inc.               1.2%

 7. Tech Data Corp.                                1.2%

 8. Eagle Materials, Inc.                          1.2%

 9. Nextel Partners, Inc.                          1.2%

10. Penn National Gaming, Inc.                     1.2%

Top 10 equity holdings comprised 12.7% of the Portfolio's market value of investments ($25,054 in thousands). As of December 31, 2004 the Fund held 136 equity holdings. Portfolio holdings are subject to change at any time.

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2004

                                                                          SINCE
                                                                      INCEPTION
                                   1 YEAR    3 YEARS     5 YEARS      (5/19/97)
                                   --------------------------------------------
CLASS A SHARES
        Without Sales Charge         9.82%      5.50%       2.31%         10.99%
           With Sales Charge*        4.06%      3.62%       1.21%         10.21%

CLASS B SHARES
                Without CDSC         9.12%      4.84%       1.66%         10.26%
                   With CDSC**       4.12%      3.92%       1.32%         10.26%

CLASS C SHARES
                Without CDSC         9.14%      4.85%       1.65%         10.25%
                   With CDSC***      8.14%      4.85%       1.65%         10.25%

SELECT SHARES                       10.27%      5.93%       2.75%         11.31%

  *  Sales Charge for Class A Shares is 5.25%.
 ** Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 3% CDSC for the three year period, 2% CDSC for the five year period and 1% for the period since inception.
***  Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

[CHART]

LIFE OF FUND PERFORMANCE (05/19/97 TO 12/31/04)

             JPMORGAN DYNAMIC SMALL CAP FUND                      S&P SMALLCAP 600/BARRA   LIPPER SMALL-CAP
                   (CLASS A SHARES)           RUSSELL 2000 INDEX       GROWTH INDEX       GROWTH FUNDS INDEX
   5/19/97                    $        9,475      $       10,000          $       10,000      $       10,000
   5/31/97                    $        9,977      $       10,000          $       10,000      $       10,000
   6/30/97                    $       11,020      $       10,429          $       10,357      $       10,535
   7/31/97                    $       12,147      $       10,914          $       10,977      $       11,169
   8/31/97                    $       12,564      $       11,164          $       11,317      $       11,347
   9/30/97                    $       13,455      $       11,981          $       12,036      $       12,302
  10/31/97                    $       13,124      $       11,455          $       11,372      $       11,674
  11/30/97                    $       12,612      $       11,381          $       11,157      $       11,410
  12/31/97                    $       12,668      $       11,580          $       11,289      $       11,258
   1/31/98                    $       12,508      $       11,397          $       11,083      $       11,091
   2/28/98                    $       13,748      $       12,239          $       12,177      $       11,988
   3/31/98                    $       14,856      $       12,743          $       12,500      $       12,529
   4/30/98                    $       15,017      $       12,813          $       12,565      $       12,621
   5/31/98                    $       13,966      $       12,123          $       11,779      $       11,727
   6/30/98                    $       14,429      $       12,148          $       11,856      $       12,071
   7/31/98                    $       13,539      $       11,164          $       11,132      $       11,163
   8/31/98                    $       10,546      $        8,996          $        8,847      $        8,725
   9/30/98                    $       11,692      $        9,701          $        9,463      $        9,192
  10/31/98                    $       12,119      $       10,096          $        9,929      $        9,554
  11/30/98                    $       13,019      $       10,625          $       10,621      $       10,331
  12/31/98                    $       14,374      $       11,283          $       11,546      $       11,366
   1/31/99                    $       14,223      $       11,433          $       11,389      $       11,641
   2/28/99                    $       12,973      $       10,507          $       10,269      $       10,521
   3/31/99                    $       13,286      $       10,671          $       10,565      $       10,997
   4/30/99                    $       13,779      $       11,627          $       11,049      $       11,426
   5/31/99                    $       13,713      $       11,797          $       11,146      $       11,488
   6/30/99                    $       15,162      $       12,330          $       11,739      $       12,564
   7/31/99                    $       15,182      $       11,992          $       11,711      $       12,520
   8/31/99                    $       14,907      $       11,548          $       11,174      $       12,345
   9/30/99                    $       15,087      $       11,551          $       11,438      $       12,793
  10/31/99                    $       15,145      $       11,597          $       11,611      $       13,538
  11/30/99                    $       16,453      $       12,289          $       12,281      $       15,247
  12/31/99                    $       18,709      $       13,681          $       13,806      $       18,321
 1/31/2000                    $       18,425      $       13,460          $       13,616      $       18,130
 2/29/2000                    $       22,793      $       15,683          $       16,456      $       23,442
 3/31/2000                    $       22,262      $       14,649          $       14,955      $       21,602
 4/30/2000                    $       22,367      $       13,767          $       14,385      $       18,932
 5/31/2000                    $       20,519      $       12,965          $       13,770      $       17,383
 6/30/2000                    $       23,400      $       14,095          $       15,021      $       20,445
 7/31/2000                    $       22,036      $       13,641          $       13,994      $       19,114
 8/31/2000                    $       25,154      $       14,682          $       15,680      $       21,169
 9/30/2000                    $       23,884      $       14,250          $       14,846      $       20,121
10/31/2000                    $       23,258      $       13,615          $       14,962      $       18,612
11/30/2000                    $       19,741      $       12,218          $       12,718      $       15,442
12/31/2000                    $       20,845      $       13,267          $       13,886      $       16,807
 1/31/2001                    $       20,788      $       13,959          $       13,897      $       17,320
 2/28/2001                    $       18,244      $       13,043          $       12,718      $       15,103
 3/31/2001                    $       16,505      $       12,405          $       12,061      $       13,636
 4/30/2001                    $       17,846      $       13,375          $       13,231      $       15,109
 5/31/2001                    $       18,447      $       13,704          $       13,382      $       15,519
 6/30/2001                    $       18,788      $       14,177          $       13,812      $       15,910
 7/31/2001                    $       18,232      $       13,410          $       13,477      $       15,023
 8/31/2001                    $       17,402      $       12,977          $       13,076      $       14,134
 9/30/2001                    $       15,323      $       11,230          $       11,416      $       11,928
10/31/2001                    $       16,141      $       11,887          $       12,111      $       12,802
11/30/2001                    $       16,867      $       12,807          $       12,910      $       13,794
12/31/2001                    $       17,856      $       13,598          $       13,722      $       14,630
 1/31/2002                    $       17,572      $       13,456          $       13,703      $       14,188
 2/28/2002                    $       17,277      $       13,087          $       13,279      $       13,330
 3/31/2002                    $       18,265      $       14,140          $       14,214      $       14,420
 4/30/2002                    $       18,435      $       14,268          $       14,419      $       14,040
 5/31/2002                    $       17,698      $       13,635          $       13,761      $       13,477
 6/30/2002                    $       16,437      $       12,959          $       12,943      $       12,475
 7/31/2002                    $       14,404      $       11,002          $       11,395      $       10,706
 8/31/2002                    $       14,370      $       10,973          $       11,622      $       10,690
 9/30/2002                    $       13,494      $       10,185          $       11,048      $       10,042
10/31/2002                    $       14,029      $       10,512          $       11,528      $       10,471
11/30/2002                    $       14,528      $       11,450          $       12,107      $       11,349
12/31/2002                    $       13,790      $       10,812          $       11,615      $       10,591
 1/31/2003                    $       13,337      $       10,513          $       11,297      $       10,311
 2/28/2003                    $       13,052      $       10,195          $       10,991      $        9,989
 3/31/2003                    $       13,268      $       10,327          $       11,201      $       10,195
 4/30/2003                    $       14,222      $       11,306          $       12,001      $       11,037
 5/31/2003                    $       15,165      $       12,519          $       12,813      $       12,163
 6/30/2003                    $       15,529      $       12,745          $       13,093      $       12,575
 7/31/2003                    $       16,415      $       13,543          $       13,815      $       13,311
 8/31/2003                    $       17,166      $       14,164          $       14,496      $       14,016
 9/30/2003                    $       16,791      $       13,902          $       14,119      $       13,672
10/31/2003                    $       18,360      $       15,069          $       15,309      $       14,910
11/30/2003                    $       19,211      $       15,604          $       15,834      $       15,307
12/31/2003                    $       19,098      $       15,921          $       15,950      $       15,328
 1/31/2004                    $       19,461      $       16,612          $       16,490      $       16,046
 2/29/2004                    $       19,473      $       16,761          $       16,728      $       15,985
 3/31/2004                    $       19,701      $       16,917          $       16,862      $       15,874
 4/30/2004                    $       18,916      $       16,055          $       16,373      $       15,098
 5/31/2004                    $       19,268      $       16,310          $       16,674      $       15,414
 6/30/2004                    $       19,983      $       16,996          $       17,608      $       15,853
 7/31/2004                    $       18,414      $       15,853          $       16,513      $       14,455
 8/31/2004                    $       18,063      $       15,772          $       16,163      $       13,986
 9/30/2004                    $       18,870      $       16,511          $       17,072      $       14,785
10/31/2004                    $       19,131      $       16,837          $       17,571      $       15,199
11/30/2004                    $       20,391      $       18,296          $       18,971      $       16,263
12/31/2004                    $       20,964      $       18,838          $       19,461      $       16,980

SOURCE: LIPPER, INC. THE PERFORMANCE QUOTED IS PAST PERFORMANCE AND IS NOT A GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURNS WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA SHOWN. FOR UP-TO-DATE MONTH-END PERFORMANCE INFORMATION PLEASE CALL 1-800-480-4111.

The Fund commenced operations on 5/19/97.

Class A and Class B Shares were introduced on 5/19/97.

Returns for the Select Shares prior to 4/5/99 (offering date of the Select Shares) are calculated using the historical expenses of the Class A Shares, which are higher than the expenses of the Select Shares.

Returns for the Class C Shares prior to 1/7/98 (offering date of the Class C Shares) are calculated using the historical expenses of the Class A Shares, which are lower than the expenses of the Class C Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Dynamic Small Cap Fund, Russell 2000 Index, S&P SmallCap 600/BARRA Growth Index, and Lipper Small-Cap Growth Funds Index from May 19, 1997 to December 31, 2004.

The performance of the Fund assumes reinvestment of all dividends and capital gains and includes a sales charge. The performance of the indices reflects an initial investment at the end of the month following the Fund's inception. The performance of the indices does not include a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The Russell 2000 Index is an unmanaged, capitalization weighted price only index, which is comprised of 2000 of the smallest stocks (on the basis of capitalization) in the Russell 3000 Index. The S&P SmallCap 600/BARRA Growth Index is a capitalization-weighted index of all the stocks in the S&P SmallCap 600 Index with higher price-to-book ratios. The Lipper Small-Cap Growth Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $2,500 minimum initial deposit and carry a 5.25% sales charge.

Certain fees and expenses of the fund are currently being waived and reimbursed as described in the prospectus. Had the expenses not been subsidized or waived, returns would have been lower. Also all performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

JPMORGAN
  MID CAP EQUITY FUND

AS OF DECEMBER 31, 2004                                              (Unaudited)

FUND FACTS

Fund Inception                        1/1/1997
Fiscal Year End                    DECEMBER 31
Net Assets as of 12/31/2004
(In Millions)                          $ 227.1
Primary Benchmark               RUSSELL MIDCAP
                                  EQUITY INDEX

Q:   HOW DID THE FUND PERFORM?

A: The JPMorgan Mid Cap Equity Fund, which seeks to provide capital appreciation from a Portfolio of mid-cap stocks, returned 19.4% in the year ended December 31, 2004. The Fund's benchmark, the Russell Midcap Equity Index, returned 20.2%.

Q:   WHY DID THE FUND PERFORM IN THIS WAY?

A: The U.S. equity markets recorded another year of gains as strong earnings growth and healthy corporate balance sheets increased investor confidence despite rising short-term interest rates, high oil prices and the twin deficits. The Fund performed well during 2004, but marginally underperformed its benchmark, the Russell Midcap Equity Index. All sectors of the Fund and benchmark posted positive returns. The Fund's stock selection in the health care and industrial sectors was particularly strong. However, the Fund's consumer discretionary names underperformed their benchmark peer group and hindered relative performance.

     At the stock level, Apple Computer and Assurant enhanced the Fund's performance. Shares of Apple Computer rose as consumer demand for its iPod digital music player exceeded expectations. The company has sold more than
     4.5 million iPods, building on its position as a niche computer firm to become a leading marketer of digital music technology. Sales of the iPod have boosted traffic in Apple's retail stores, which are also beginning to drive higher sales of its PCs and laptops. We see Apple's renaissance as a multi-year trend that capitalizes on its brand and strong base of intellectual property, along with a design and marketing prowess that seems rare in this industry. Another top contributor was Florida Rock Industries, a producer of construction materials. The stock gained solid ground as the company continued to add to its strong position in the robust Florida construction market. This enabled the company to reward shareholders with a special $1-per-share dividend in October. Florida Rock finished the year by reporting record fiscal results, including an earnings increase of 48.3%.

     Although the Fund had positive results, a few names in the semiconductor industry hindered performance, particularly Novellus Systems and Amkor Technology. Semiconductor capital equipment stocks suffered declines as the strong rebound in customer demand failed to materialize and expectations for 2005 were reduced. Amkor Technology, a provider of semiconductor packaging and test services, pre-announced disappointing second-quarter results, due to lower-than-expected gross margins. Gross margins contracted because of an unfavorable product mix, rising material costs, and operational inefficiencies. Both positions were sold during the year.

Q:   HOW WAS THE FUND MANAGED?

A: The Portfolio Manager's focus remained on stock selection, believing that quality companies trading at attractive valuations would outperform in the long term, regardless of their economic sector. The Portfolio Manager also sought to maintain significant sector diversification to avoid any large bets contingent on macroeconomic or sector trends.

[CHART]

PERCENTAGE OF TOTAL PORTFOLIO INVESTMENTS

Consumer Goods & Services                         27.5%
Finance & Insurance                               17.6%
Technology                                        15.9%
Industrial Products & Services                    11.7%
Health Services & Systems                          8.7%
Energy                                             6.5%
Telecommunications                                 3.4%
Pharmaceuticals                                    3.1%
Short-Term Investments                             2.1%
Utilities                                          2.0%
REITs                                              1.5%

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO

 1. AutoZone, Inc.                                 1.4%

 2. Assurant, Inc.                                 1.4%

 3. M&T Bank, Corp.                                1.4%

 4. Harsco Corp.                                   1.3%

 5. Kinder Morgan, Inc.                            1.3%

 6. Golden West Financial Corp.                    1.2%

 7. North Fork Bancorporation, Inc.                1.2%

 8. VF Corp.                                       1.2%

 9. Devon Energy Corp.                             1.1%

10. IPC Holdings LTD (Bermuda)                     1.1%

Top 10 equity holdings comprised 12.6% of the Portfolio's market value of investments ($28,581 in thousands). As of December 31, 2004, the Fund held 181 equity holdings. Portfolio holdings are subject to change at any time.

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2004

                         1 YEAR         3 YEARS        5 YEARS        10 YEARS
                         -----------------------------------------------------
SELECT SHARES             19.36%          11.00%          8.54%          12.93%

[CHART]

TEN-YEAR FUND PERFORMANCE (12/31/94 TO 12/31/04)

           JPMORGAN MID CAP   RUSSELL MIDCAP    LIPPER MID-CAP
             EQUITY FUND       EQUITY INDEX    CORE FUNDS INDEX
Dec-1994     $    1,000,000   $    1,000,000     $    1,000,000
Jan-1995     $      987,100   $    1,020,500     $      986,900
Feb-1995     $    1,027,176   $    1,073,362     $    1,025,093
Mar-1995     $    1,073,707   $    1,104,060     $    1,046,312
Apr-1995     $    1,078,110   $    1,120,731     $    1,045,685
May-1995     $    1,109,806   $    1,157,603     $    1,060,638
Jun-1995     $    1,141,768   $    1,196,499     $    1,125,973
Jul-1995     $    1,219,066   $    1,254,529     $    1,197,698
Aug-1995     $    1,230,769   $    1,273,723     $    1,213,747
Sep-1995     $    1,258,092   $    1,302,510     $    1,242,998
Oct-1995     $    1,198,081   $    1,273,333     $    1,202,974
Nov-1995     $    1,239,295   $    1,336,618     $    1,239,544
Dec-1995     $    1,246,483   $    1,344,370     $    1,253,675
Jan-1996     $    1,248,353   $    1,372,737     $    1,267,340
Feb-1996     $    1,271,697   $    1,404,996     $    1,317,273
Mar-1996     $    1,282,125   $    1,425,368     $    1,332,422
Apr-1996     $    1,321,999   $    1,465,706     $    1,405,838
May-1996     $    1,348,703   $    1,487,838     $    1,441,828
Jun-1996     $    1,310,131   $    1,465,521     $    1,391,796
Jul-1996     $    1,189,861   $    1,374,805     $    1,287,133
Aug-1996     $    1,285,644   $    1,440,246     $    1,356,638
Sep-1996     $    1,396,853   $    1,511,394     $    1,427,726
Oct-1996     $    1,336,089   $    1,523,485     $    1,412,735
Nov-1996     $    1,348,782   $    1,616,265     $    1,474,613
Dec-1996     $    1,338,666   $    1,599,779     $    1,478,152
Jan-1997     $    1,374,677   $    1,659,611     $    1,525,009
Feb-1997     $    1,316,665   $    1,657,122     $    1,483,224
Mar-1997     $    1,214,492   $    1,586,694     $    1,413,068
Apr-1997     $    1,220,929   $    1,626,203     $    1,422,253
May-1997     $    1,361,824   $    1,744,916     $    1,569,029
Jun-1997     $    1,429,915   $    1,801,974     $    1,625,828
Jul-1997     $    1,517,426   $    1,952,259     $    1,739,961
Aug-1997     $    1,486,774   $    1,930,979     $    1,744,485
Sep-1997     $    1,590,848   $    2,041,238     $    1,862,761
Oct-1997     $    1,524,828   $    1,961,834     $    1,787,878
Nov-1997     $    1,511,257   $    2,008,526     $    1,785,554
Dec-1997     $    1,539,517   $    2,063,760     $    1,806,623
Jan-1998     $    1,545,060   $    2,024,962     $    1,774,827
Feb-1998     $    1,705,746   $    2,183,314     $    1,926,042
Mar-1998     $    1,804,168   $    2,286,803     $    2,019,840
Apr-1998     $    1,849,091   $    2,292,520     $    2,043,068
May-1998     $    1,728,531   $    2,221,681     $    1,937,850
Jun-1998     $    1,813,920   $    2,252,340     $    1,959,942
Jul-1998     $    1,703,271   $    2,144,903     $    1,848,421
Aug-1998     $    1,327,359   $    1,801,933     $    1,471,713
Sep-1998     $    1,460,759   $    1,918,518     $    1,600,046
Oct-1998     $    1,514,222   $    2,049,361     $    1,691,089
Nov-1998     $    1,611,587   $    2,146,501     $    1,775,982
Dec-1998     $    1,789,506   $    2,272,501     $    1,946,831
Jan-1999     $    1,818,675   $    2,268,637     $    1,937,681
Feb-1999     $    1,672,090   $    2,193,092     $    1,801,074
Mar-1999     $    1,740,478   $    2,261,736     $    1,853,486
Apr-1999     $    1,814,100   $    2,428,878     $    1,959,876
May-1999     $    1,794,871   $    2,421,834     $    1,983,198
Jun-1999     $    1,945,640   $    2,507,325     $    2,091,283
Jul-1999     $    1,898,556   $    2,438,624     $    2,050,502
Aug-1999     $    1,867,229   $    2,375,464     $    1,993,909
Sep-1999     $    1,892,624   $    2,291,847     $    1,956,623
Oct-1999     $    1,963,219   $    2,400,481     $    2,053,671
Nov-1999     $    2,066,680   $    2,469,615     $    2,207,902
Dec-1999     $    2,238,008   $    2,686,941     $    2,496,033
Jan-2000     $    2,139,088   $    2,598,003     $    2,469,575
Feb-2000     $    2,287,969   $    2,797,790     $    2,880,018
Mar-2000     $    2,451,787   $    2,958,103     $    2,857,842
Apr-2000     $    2,426,043   $    2,818,185     $    2,663,509
May-2000     $    2,324,392   $    2,743,503     $    2,554,039
Jun-2000     $    2,387,383   $    2,824,711     $    2,761,937
Jul-2000     $    2,379,982   $    2,793,074     $    2,682,670
Aug-2000     $    2,645,112   $    3,060,650     $    2,944,498
Sep-2000     $    2,591,681   $    3,016,883     $    2,866,175
Oct-2000     $    2,570,688   $    2,970,423     $    2,764,426
Nov-2000     $    2,364,262   $    2,703,085     $    2,458,680
Dec-2000     $    2,567,352   $    2,908,790     $    2,651,932
Jan-2001     $    2,586,351   $    2,955,621     $    2,730,164
Feb-2001     $    2,457,033   $    2,775,624     $    2,515,846
Mar-2001     $    2,276,687   $    2,603,535     $    2,348,039
Apr-2001     $    2,464,514   $    2,826,137     $    2,575,095
May-2001     $    2,511,093   $    2,878,704     $    2,636,125
Jun-2001     $    2,491,004   $    2,851,644     $    2,642,979
Jul-2001     $    2,450,152   $    2,770,087     $    2,559,725
Aug-2001     $    2,372,727   $    2,663,438     $    2,449,401
Sep-2001     $    2,107,456   $    2,342,228     $    2,136,367
Oct-2001     $    2,178,267   $    2,434,980     $    2,243,186
Nov-2001     $    2,318,983   $    2,639,031     $    2,412,770
Dec-2001     $    2,466,006   $    2,745,120     $    2,521,586
Jan-2002     $    2,418,412   $    2,728,650     $    2,492,840
Feb-2002     $    2,373,188   $    2,699,726     $    2,449,714
Mar-2002     $    2,506,798   $    2,861,709     $    2,615,070
Apr-2002     $    2,503,540   $    2,806,192     $    2,571,921
May-2002     $    2,483,511   $    2,774,482     $    2,519,711
Jun-2002     $    2,321,835   $    2,588,592     $    2,337,536
Jul-2002     $    2,135,391   $    2,335,945     $    2,100,510
Aug-2002     $    2,154,823   $    2,348,793     $    2,124,456
Sep-2002     $    2,009,157   $    2,132,000     $    1,954,924
Oct-2002     $    2,111,825   $    2,239,666     $    2,046,806
Nov-2002     $    2,200,944   $    2,395,098     $    2,185,988
Dec-2002     $    2,135,796   $    2,300,731     $    2,083,684
Jan-2003     $    2,106,109   $    2,254,257     $    2,042,427
Feb-2003     $    2,067,567   $    2,224,500     $    1,999,332
Mar-2003     $    2,105,610   $    2,246,523     $    2,004,330
Apr-2003     $    2,234,474   $    2,409,621     $    2,155,657
May-2003     $    2,404,517   $    2,630,101     $    2,336,732
Jun-2003     $    2,427,360   $    2,656,665     $    2,377,859
Jul-2003     $    2,493,141   $    2,744,335     $    2,451,573
Aug-2003     $    2,570,429   $    2,863,439     $    2,560,177
Sep-2003     $    2,531,101   $    2,827,646     $    2,517,166
Oct-2003     $    2,698,154   $    3,043,395     $    2,701,926
Nov-2003     $    2,763,179   $    3,128,915     $    2,775,689
Dec-2003     $    2,825,351   $    3,222,782     $    2,846,191
Jan-2004     $    2,900,505   $    3,316,565     $    2,923,038
Feb-2004     $    2,986,650   $    3,387,871     $    2,978,868
Mar-2004     $    3,003,375   $    3,388,549     $    2,971,719
Apr-2004     $    2,935,199   $    3,264,189     $    2,878,110
May-2004     $    2,992,435   $    3,345,141     $    2,923,296
Jun-2004     $    3,064,254   $    3,437,801     $    3,002,810
Jul-2004     $    2,922,379   $    3,287,570     $    2,850,267
Aug-2004     $    2,922,379   $    3,301,706     $    2,839,436
Sep-2004     $    3,016,187   $    3,409,012     $    2,939,100
Oct-2004     $    3,094,608   $    3,503,100     $    2,987,302
Nov-2004     $    3,259,551   $    3,716,439     $    3,165,046
Dec-2004     $    3,372,739   $    3,874,759     $    3,285,634

SOURCE: LIPPER, INC. THE PERFORMANCE QUOTED IS PAST PERFORMANCE AND IS NOT A GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURNS WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA SHOWN. FOR UP-TO-DATE MONTH-END PERFORMANCE INFORMATION PLEASE CALL 1-800-480-4111.

The Fund commenced operations on 1/1/97.

Returns for the Fund prior to 1/1/97 (offering date of the Shares) are calculated using the historical expenses at the level indicated (absent reimbursements) in the Expense Summary for the Fund as disclosed in the Prospectus. The account was not registered with the SEC and was not subject to investment restrictions of registered mutual funds. If the account had been registered, performance may have been adversely affected.

The graph illustrates comparative performance for $1,000,000 invested in the JPMorgan Mid Cap Equity Fund, Russell MidCap Equity Index, and Lipper Mid-Cap Core Funds Index from December 31, 1994 to December 31, 2004. The performance of the Fund assumes reinvestment of all dividends and capital gains. The performance of the indices does not include a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The Russell MidCap Equity Index measures the performance of the smallest 800 companies of the Russell 1000 Index, which represents approximately 25% of the total market capitalization of the Russell 1000 Index. The Lipper Mid-Cap Core Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an Index.

Select Shares have a $1,000,000 minimum initial deposit and carry no sales charge.

Certain fees and expenses of the Fund are currently being waived and reimbursed as described in the prospectus. Had the expenses not been subsidized or waived, returns would have been lower. Also all performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

JPMORGAN
  MID CAP GROWTH FUND

AS OF DECEMBER 31, 2004                                              (Unaudited)

FUND FACTS

Fund Inception                        10/29/1999
Fiscal Year End                      DECEMBER 31
Net Assets as of 12/31/2004
(In Millions)                             $ 57.4
Primary Benchmark                 RUSSELL MIDCAP
                                    GROWTH INDEX

Q:   HOW DID THE FUND PERFORM?

A: The JPMorgan Mid Cap Growth Fund, which seeks to provide capital appreciation from a Portfolio of mid cap stocks, rose 16.9% (Class A Shares, without sales charge) in the year ended December 31, 2004. This compares to a gain of 15.5% for the Russell Midcap Growth Index, the Fund's benchmark.

Q:   WHY DID THE FUND PERFORM IN THIS WAY?

A: The U.S. equity markets recorded another year of gains as strong earnings growth and healthy corporate balance sheets kept investors' minds off increasing short-term interest rates, high oil prices and the twin deficits. The Fund performed well during the period, outperforming both its benchmark and the Lipper Midcap Growth Index. All sectors of the Fund and benchmark posted positive returns. The Fund's positive performance relative to the benchmark is attributable to stock selection rather than sector weightings, with the health care, technology and industrial sectors doing particularly well.

     At the stock level, Apple Computer and Sepracor positively contributed to the Fund's performance. Shares of Apple Computer rose as consumer demand for its iPod digital music players exceeded expectations. The company has sold more than 4.5 million iPods and has built upon its position as a niche computer player to become a leading marketer of digital music technology. Sales of the portable device have boosted traffic in Apple's retail stores, which are also beginning to drive higher sales of its PCs and laptops. We see Apple's renaissance as a multi-year trend that capitalizes on its strong base of intellectual property along with a success in design and marketing that is rare in this industry. Another top contributor was Sepracor Inc, whose share price advanced upon Food and Drug Administration approval of Lunesta, a new prescription sleep aid. Lunesta has been approved for use beyond the seven- to 10-day period to which most sleep aids are restricted, giving it a unique selling point versus the current market leader, Ambien. The drug, which was known as Estorra during development, was scheduled to be available in pharmacies in mid-January and is priced roughly 10% higher than Ambien.

     Although the Fund experienced positive results, a few names within the semiconductor industry hindered performance, particularly Novellus Systems and Amkor Technology. Semiconductor capital equipment stocks suffered declines as the strong rebound in customer demand failed to materialize and expectations for 2005 were reduced. Amkor Technology, a provider of semiconductor packaging and test services, pre-announced disappointing second quarter results due to lower than expected gross margins. Gross margins contracted as a result of an unfavorable product mix, rising material costs, and operational inefficiencies. Both positions were sold during the year.

Q:   HOW WAS THE FUND MANAGED?

A: The Portfolio Manager's focus remained on stock selection, believing that quality companies, regardless of their economic sector, trading at attractive valuations will outperform in the long term. The Portfolio Manager sought to maintain significant sector diversification in the Fund to avoid any large bets contingent on macroeconomic or sector trends.

[CHART]

PERCENTAGE OF TOTAL PORTFOLIO INVESTMENTS

Technology                                        28.0%
Consumer Goods & Services                         25.5%
Health Services & Systems                         14.1%
Finance & Insurance                                9.1%
Industrial Products & Services                     8.6%
Pharmaceuticals                                    6.5%
Energy                                             4.3%
Telecommunications                                 2.3%
Short-Term Investments                             1.6%

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO

 1. Amphenol Corp., Class A                        1.9%

 2. Harsco Corp.                                   1.8%

 3. NCR Corp.                                      1.8%

 4. Caremark Rx, Inc.                              1.7%

 5. DaVita, Inc.                                   1.5%

 6. Abercrombie & Fitch Co., Class A               1.5%

 7. Aetna, Inc.                                    1.5%

 8. Omnicare, Inc.                                 1.4%

 9. Adobe Systems, Inc.                            1.4%

10. Coach, Inc.                                    1.3%

Top 10 equity holdings comprised 15.8% of the Portfolio's market value of investments ($9,153 in thousands). As of December 31, 2004, the Fund held 103 equity holdings. Portfolio holdings are subject to change at any time.

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2004

                                                                        SINCE
                                                                    INCEPTION
                                           1 YEAR      3 YEAR      (10/29/99)
                                           ----------------------------------
CLASS A SHARES
        Without Sales Charge                16.90%       4.29%         (16.18%)
           With Sales Charge*               10.81%       2.44%         (17.08%)

CLASS B SHARES
                Without CDSC                16.14%       3.55%         (16.76%)
                   With CDSC**              11.14%       2.61%         (17.09%)

 *   Sales Charge for Class A Shares is 5.25%.
** Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 3% CDSC for the three year period, 2% CDSC for the period since inception.

[CHART]

LIFE OF FUND PERFORMANCE (10/29/99 TO 12/31/04)

           JPMORGAN MID CAP GROWTH   RUSSELL MIDCAP    LIPPER MID-CAP
            FUND (CLASS A SHARES)     GROWTH INDEX   GROWTH FUNDS INDEX
Oct-1999              $      9,475     $     10,000        $     10,000
Oct-1999              $      9,434     $     10,000        $     10,000
Nov-1999              $     11,669     $     11,036        $     11,254
Dec-1999              $     13,367     $     12,947        $     13,602
Jan-2000              $     13,631     $     12,945        $     13,368
Feb-2000              $     18,344     $     15,666        $     16,718
Mar-2000              $     15,206     $     15,682        $     15,541
Apr-2000              $     11,284     $     14,159        $     13,491
May-2000              $      9,502     $     13,127        $     12,278
Jun-2000              $     12,594     $     14,519        $     14,186
Jul-2000              $     11,746     $     13,600        $     13,597
Aug-2000              $     12,952     $     15,651        $     15,376
Sep-2000              $     11,793     $     14,886        $     14,636
Oct-2000              $      9,493     $     13,868        $     13,452
Nov-2000              $      6,430     $     10,854        $     10,639
Dec-2000              $      6,802     $     11,426        $     11,406
Jan-2001              $      7,103     $     12,079        $     11,562
Feb-2001              $      5,609     $      9,989        $      9,827
Mar-2001              $      5,098     $      8,560        $      8,785
Apr-2001              $      5,667     $      9,987        $      9,942
May-2001              $      5,782     $      9,940        $     10,024
Jun-2001              $      5,522     $      9,945        $      9,985
Jul-2001              $      5,117     $      9,274        $      9,460
Aug-2001              $      4,771     $      8,602        $      8,826
Sep-2001              $      4,115     $      7,180        $      7,553
Oct-2001              $      4,385     $      7,935        $      7,974
Nov-2001              $      4,693     $      8,789        $      8,629
Dec-2001              $      4,876     $      9,123        $      9,003
Jan-2002              $      4,732     $      8,827        $      8,659
Feb-2002              $      4,395     $      8,326        $      8,229
Mar-2002              $      4,703     $      8,962        $      8,747
Apr-2002              $      4,530     $      8,487        $      8,457
May-2002              $      4,366     $      8,235        $      8,174
Jun-2002              $      3,961     $      7,325        $      7,440
Jul-2002              $      3,575     $      6,613        $      6,638
Aug-2002              $      3,498     $      6,590        $      6,559
Sep-2002              $      3,267     $      6,066        $      6,152
Oct-2002              $      3,469     $      6,536        $      6,462
Nov-2002              $      3,633     $      7,048        $      6,846
Dec-2002              $      3,440     $      6,623        $      6,441
Jan-2003              $      3,392     $      6,558        $      6,346
Feb-2003              $      3,315     $      6,501        $      6,248
Mar-2003              $      3,411     $      6,622        $      6,337
Apr-2003              $      3,604     $      7,072        $      6,782
May-2003              $      3,922     $      7,753        $      7,343
Jun-2003              $      3,999     $      7,864        $      7,458
Jul-2003              $      4,134     $      8,144        $      7,752
Aug-2003              $      4,327     $      8,593        $      8,133
Sep-2003              $      4,192     $      8,426        $      7,860
Oct-2003              $      4,548     $      9,106        $      8,476
Nov-2003              $      4,664     $      9,350        $      8,678
Dec-2003              $      4,732     $      9,452        $      8,722
Jan-2004              $      4,895     $      9,763        $      8,943
Feb-2004              $      5,011     $      9,928        $      9,066
Mar-2004              $      5,030     $      9,909        $      9,064
Apr-2004              $      4,856     $      9,629        $      8,777
May-2004              $      4,972     $      9,856        $      8,968
Jun-2004              $      5,044     $     10,013        $      9,184
Jul-2004              $      4,536     $      9,350        $      8,532
Aug-2004              $      4,379     $      9,235        $      8,385
Sep-2004              $      4,466     $      9,580        $      8,744
Oct-2004              $      4,506     $      9,905        $      9,002
Nov-2004              $      4,654     $     10,416        $      9,503
Dec-2004              $      5,561     $     10,915        $      9,950

SOURCE: LIPPER, INC. THE PERFORMANCE QUOTED IS PAST PERFORMANCE AND IS NOT A GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURNS WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA SHOWN. FOR UP-TO-DATE MONTH-END PERFORMANCE INFORMATION PLEASE CALL 1-800-480-4111.

The JPMorgan MidCap Growth Fund (formerly J.P. Morgan H&Q IPO & Emerging Company
Fund) commenced operations on 10/29/99.

All Share Classes were introduced on 10/29/99.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Mid Cap Growth Fund, Russell MidCap Growth Index, and Lipper Mid-Cap Growth Funds Index from October 29, 1999 to December 31, 2004. The performance of the Fund assumes reinvestment of all dividends and capital gains and assumes a sales charge. The performance of the indices reflects an initial investment at the end of the month following the Fund's inception. The performance of the indices does not include a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The Russell MidCap Growth Index measures the performance of those Russell MidCap companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Mid-Cap Growth Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $2,500 minimum initial deposit and carry a 5.25% sales charge.

Certain fees and expenses of the Fund are currently being waived and reimbursed as described in the prospectus. Had the expenses not been subsidized or waived, returns would have been lower. Also all performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

JPMORGAN
  MID CAP VALUE FUND

AS OF DECEMBER 31, 2004                                              (Unaudited)

FUND FACTS

Fund Inception                        11/13/1997
Fiscal Year End                      DECEMBER 31
Net Assets as of 12/31/2004
(In Millions)                          $ 3,688.8
Primary Benchmark                 RUSSELL MIDCAP
                                     VALUE INDEX

Q:   HOW DID THE FUND PERFORM?

A: The Mid Cap Value Fund, which seeks to provide capital appreciation from a Portfolio of mid-cap value stocks, returned 21.0% (Institutional Shares) in the year ended December 31, 2004. Although the Fund posted strong performance, it underperformed its benchmark, the Russell Midcap Value Index, which returned 23.7% over the same period.

Q:   WHY DID THE FUND PERFORM IN THIS WAY?

A: The majority of the relative underperformance came in the fourth quarter as the market experienced a strong reversal from high-quality to low-quality stocks. This development hindered the Fund's performance, as our overriding focus is on quality and value. When these stocks are not in favor, the Fund tends to underperform.

     In terms of what specifically helped the Fund's performance, our overweighting and stock selection in the energy sector and our underweighting in information technology were strong contributors. The energy sector benefited from the rally in oil and natural gas prices during the early fall. On the flip side, our stock selection in consumer discretionary and consumer staples were the main performance detractors. The consumer sectors struggled through a tough retail environment most of the year, although some of the stars recovered a bit in the fourth quarter.

     Our investment style emphasizes higher quality names such as Assurant, which was the Fund's greatest contributor to performance. While the insurance industry has been hit with investigations by the New York Attorney General Eliot Spitzer, Assurant was not affected and reported strong earnings above Street estimates. Another strong name in 2004 was Florida Rock Industries. The stock gained solid ground as the company continued to add to its strong position in the robust Florida construction market. This enabled the company to reward shareholders with a special $1-per-share dividend in October. Florida Rock finished off the year reporting a record fiscal result, with earnings increasing 48.3% in 2004.

     Although a significant number of the Fund's holdings saw double digit returns, there were some weak performers, particularly in our consumer discretionary sector. Among the names that disappointed were Gannett and Knight Ridder. The media sector faced a soft advertising environment last year, resulting in poor performance by these names. Gannett missed third-quarter earnings and management gave a cautious outlook for 2005. However, we still believe in the company's long-term fundamentals and strong management team. Knight Ridder's significant exposure to retail advertising hindered the company's earnings in 2004, as department stores' advertising spending was lackluster. As a result, the company's revenues trailed most of the industry averages.

Q:   HOW WAS THE FUND MANAGED?

A: Despite the Fund's solid gains in 2004, performance relative to the market was somewhat muted by lack of exposure to the highly cyclical and highly leveraged segments of the market that were the driving force behind the rally in U.S. equities in the fourth quarter. As is often the case, our overriding focus on quality and value -- which generally avoids investments in highly cyclical and leveraged companies -- works to smooth out Fund performance at sharp inflection points in the market, such as the one just experienced. The Fund's return was comfortably ahead of the gain by the broad stock market as measured by the S&P 500 Index.

[CHART]

PERCENTAGE OF TOTAL PORTFOLIO INVESTMENTS

Consumer Goods & Services                         29.8%
Finance & Insurance                               23.7%
Industrial Products & Services                    14.7%
Energy                                             8.5%
Telecommunications                                 4.4%
Short-Term Investments                             4.2%
Utilities                                          4.2%
Health Services & Systems                          4.1%
Technology                                         4.0%
REITs                                              2.4%

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO

 1. Kinder Morgan, Inc.                            2.8%

 2. AutoZone, Inc.                                 2.7%

 3. Golden West Financial Corp.                    2.7%

 4. VF Corp.                                       2.5%

 5. Assurant, Inc.                                 2.4%

 6. M&T Bank Corp.                                 2.3%

 7. Devon Energy Corp.                             2.1%

 8. Coventry Health Care, Inc.                     1.8%

 9. Old Republic International Corp.               1.8%

10. North Fork Bancorporation, Inc.                1.8%

Top 10 equity holdings comprised 22.9% of the Portfolio's market value of investments ($851,350 in thousands). As of December 31, 2004, the Fund held 89 equity holdings. Portfolio holdings are subject to change at any time.

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2004

                                                                          SINCE
                                                                      INCEPTION
                                   1 YEAR    3 YEARS     5 YEARS      11/13/97)
                                   --------------------------------------------
CLASS A SHARES
        Without Sales Charge        20.32%     17.13%      18.94%         18.75%
           With Sales Charge*       14.01%     15.05%      17.67%         17.86%

CLASS B SHARES
                Without CDSC        19.60%     16.31%      18.33%         18.32%
                   With CDSC**      14.60%     15.57%      18.13%         18.32%

CLASS C SHARES
                Without CDSC        19.56%     16.31%      18.37%         18.35%
                   With CDSC***     18.56%     16.31%      18.37%         18.35%

INSTITUTIONAL SHARES                20.99%     17.72%      19.39%         19.06%

SELECT SHARES                       20.67%     17.41%      19.19%         18.92%

  *  Sales Charge for Class A Shares is 5.25%.
 ** Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 3% CDSC for the three year period, 2% CDSC for the five year period and 0% CDSC for the period since inception.
***  Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

[CHART]

LIFE OF FUND PERFORMANCE (11/13/97 TO 12/31/04)

           JPMORGAN MID CAP VALUE FUND  RUSSELL MIDCAP  S&P MIDCAP 400/BARRA  LIPPER MID-CAP VALUE
             (INSTITUTIONAL SHARES)      VALUE INDEX        VALUE INDEX           FUNDS INDEX
Nov-1997                 $   3,000,000   $   3,000,000         $   3,000,000         $   3,000,000
Nov-1997                 $   3,060,000   $   3,000,000         $   3,000,000         $   3,000,000
Dec-1997                 $   3,146,904   $   3,114,900         $   3,180,000         $   3,031,200
Jan-1998                 $   3,170,820   $   3,054,471         $   3,107,178         $   2,992,098
Feb-1998                 $   3,321,117   $   3,258,510         $   3,337,109         $   3,200,048
Mar-1998                 $   3,579,832   $   3,426,323         $   3,493,286         $   3,333,810
Apr-1998                 $   3,597,732   $   3,407,135         $   3,515,643         $   3,372,149
May-1998                 $   3,555,638   $   3,327,408         $   3,373,611         $   3,240,973
Jun-1998                 $   3,591,906   $   3,338,056         $   3,348,646         $   3,228,009
Jul-1998                 $   3,408,359   $   3,168,817         $   3,202,980         $   3,045,949
Aug-1998                 $   3,050,482   $   2,723,281         $   2,678,332         $   2,536,057
Sep-1998                 $   3,194,769   $   2,882,048         $   2,886,706         $   2,608,588
Oct-1998                 $   3,423,515   $   3,068,805         $   3,114,467         $   2,764,843
Nov-1998                 $   3,637,142   $   3,176,520         $   3,187,034         $   2,866,865
Dec-1998                 $   3,768,807   $   3,273,086         $   3,329,176         $   2,978,673
Jan-1999                 $   3,699,084   $   3,196,823         $   3,155,060         $   2,958,716
Feb-1999                 $   3,683,917   $   3,126,493         $   3,004,564         $   2,804,567
Mar-1999                 $   3,701,969   $   3,171,202         $   3,061,050         $   2,860,378
Apr-1999                 $   4,002,198   $   3,471,515         $   3,357,359         $   3,081,199
May-1999                 $   4,226,722   $   3,486,095         $   3,412,084         $   3,107,389
Jun-1999                 $   4,366,203   $   3,525,837         $   3,518,200         $   3,227,334
Jul-1999                 $   4,461,387   $   3,437,691         $   3,471,408         $   3,167,952
Aug-1999                 $   4,243,225   $   3,318,747         $   3,339,842         $   3,060,241
Sep-1999                 $   4,166,423   $   3,150,818         $   3,175,521         $   2,990,162
Oct-1999                 $   4,316,830   $   3,243,767         $   3,239,032         $   3,018,867
Nov-1999                 $   4,299,131   $   3,184,406         $   3,304,136         $   3,127,245
Dec-1999                 $   4,291,393   $   3,269,749         $   3,406,565         $   3,333,330
Jan-2000                 $   4,204,707   $   3,074,218         $   3,259,401         $   3,158,997
Feb-2000                 $   3,944,015   $   2,945,715         $   3,139,781         $   3,247,133
Mar-2000                 $   4,540,350   $   3,302,736         $   3,620,167         $   3,470,536
Apr-2000                 $   4,500,849   $   3,315,947         $   3,587,224         $   3,415,701
May-2000                 $   4,737,594   $   3,372,981         $   3,690,536         $   3,390,766
Jun-2000                 $   4,698,272   $   3,247,169         $   3,523,724         $   3,398,904
Jul-2000                 $   4,844,388   $   3,323,153         $   3,663,263         $   3,422,697
Aug-2000                 $   5,010,066   $   3,526,862         $   3,925,187         $   3,642,434
Sep-2000                 $   5,156,360   $   3,560,720         $   3,983,279         $   3,610,745
Oct-2000                 $   5,377,568   $   3,628,374         $   3,945,438         $   3,584,386
Nov-2000                 $   5,389,398   $   3,581,205         $   3,950,567         $   3,391,188
Dec-2000                 $   5,805,999   $   3,897,067         $   4,354,315         $   3,686,560
Jan-2001                 $   5,878,574   $   3,883,038         $   4,548,518         $   3,815,590
Feb-2001                 $   5,925,602   $   3,866,729         $   4,397,962         $   3,683,570
Mar-2001                 $   5,755,538   $   3,759,620         $   4,204,451         $   3,544,331
Apr-2001                 $   6,049,070   $   3,966,400         $   4,584,954         $   3,776,840
May-2001                 $   6,214,815   $   4,079,045         $   4,675,736         $   3,882,213
Jun-2001                 $   6,299,958   $   4,024,794         $   4,683,218         $   3,914,048
Jul-2001                 $   6,385,007   $   4,008,695         $   4,683,686         $   3,900,348
Aug-2001                 $   6,231,767   $   3,935,336         $   4,588,607         $   3,809,860
Sep-2001                 $   5,733,849   $   3,559,905         $   4,073,765         $   3,433,065
Oct-2001                 $   5,737,862   $   3,578,772         $   4,137,723         $   3,499,323
Nov-2001                 $   6,061,478   $   3,829,286         $   4,389,297         $   3,762,122
Dec-2001                 $   6,381,524   $   3,988,202         $   4,665,823         $   3,934,804
Jan-2002                 $   6,385,991   $   4,028,482         $   4,664,890         $   3,918,671
Feb-2002                 $   6,566,714   $   4,093,744         $   4,775,447         $   3,933,170
Mar-2002                 $   6,841,860   $   4,302,934         $   5,128,831         $   4,180,173
Apr-2002                 $   6,963,645   $   4,299,922         $   5,205,763         $   4,168,887
May-2002                 $   7,045,119   $   4,293,472         $   5,115,183         $   4,107,604
Jun-2002                 $   6,679,478   $   4,101,983         $   4,827,709         $   3,817,197
Jul-2002                 $   6,278,709   $   3,700,399         $   4,327,076         $   3,443,111
Aug-2002                 $   6,455,141   $   3,743,324         $   4,365,154         $   3,452,752
Sep-2002                 $   6,089,134   $   3,365,248         $   3,935,623         $   3,150,982
Oct-2002                 $   6,459,354   $   3,472,263         $   4,093,048         $   3,257,800
Nov-2002                 $   6,703,517   $   3,691,016         $   4,355,822         $   3,520,378
Dec-2002                 $   6,587,546   $   3,603,169         $   4,194,221         $   3,358,441
Jan-2003                 $   6,492,027   $   3,503,362         $   4,049,101         $   3,276,831
Feb-2003                 $   6,414,772   $   3,445,206         $   3,963,665         $   3,203,758
Mar-2003                 $   6,510,352   $   3,456,920         $   3,950,981         $   3,216,573
Apr-2003                 $   6,923,108   $   3,719,645         $   4,271,801         $   3,463,284
May-2003                 $   7,367,572   $   4,046,974         $   4,689,156         $   3,774,633
Jun-2003                 $   7,403,673   $   4,075,303         $   4,708,850         $   3,833,140
Jul-2003                 $   7,603,572   $   4,202,045         $   4,850,586         $   3,953,884
Aug-2003                 $   7,794,422   $   4,351,218         $   5,097,966         $   4,131,018
Sep-2003                 $   7,735,184   $   4,317,278         $   5,048,006         $   4,069,879
Oct-2003                 $   8,175,316   $   4,634,166         $   5,461,438         $   4,351,921
Nov-2003                 $   8,356,808   $   4,768,557         $   5,677,165         $   4,487,701
Dec-2003                 $   8,604,170   $   4,974,559         $   5,880,975         $   4,670,799
Jan-2004                 $   8,755,603   $   5,105,887         $   6,035,056         $   4,805,318
Feb-2004                 $   9,021,773   $   5,232,003         $   6,194,985         $   4,939,867
Mar-2004                 $   9,085,828   $   5,240,374         $   6,206,136         $   4,932,457
Apr-2004                 $   8,984,975   $   5,018,706         $   5,965,959         $   4,800,268
May-2004                 $   9,140,415   $   5,147,185         $   6,090,647         $   4,864,111
Jun-2004                 $   9,269,378   $   5,330,939         $   6,280,067         $   5,040,678
Jul-2004                 $   9,164,703   $   5,186,471         $   6,007,512         $   4,844,596
Aug-2004                 $   9,276,593   $   5,269,973         $   6,049,564         $   4,830,547
Sep-2004                 $   9,470,542   $   5,423,329         $   6,231,051         $   4,992,370
Oct-2004                 $   9,660,002   $   5,548,608         $   6,282,146         $   5,069,253
Nov-2004                 $  10,143,033   $   5,923,694         $   6,728,806         $   5,394,699
Dec-2004                 $  10,410,382   $   6,153,533         $   6,993,921         $   5,582,974

SOURCE: LIPPER, INC. THE PERFORMANCE QUOTED IS PAST PERFORMANCE AND IS NOT A GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURNS WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA SHOWN. FOR UP-TO-DATE MONTH-END PERFORMANCE INFORMATION PLEASE CALL 1-800-480-4111.

The Fund commenced operations on 11/13/97.

Returns for the Select Shares prior to 10/31/01 (offering date of the Select Shares) are calculated using the historical expenses of the Institutional Shares, which are lower than the expenses of the Select Shares.

Returns for the Class A, Class B, and Class C Shares prior to 4/30/01 (offering date of the Class A, Class B, and Class C Shares) are calculated using the historical expenses of the Institutional Shares, which are lower than the expenses of the Class A Shares, Class B and C Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Shares of the JPMorgan Mid Cap Value Fund, Russell MidCap Value Index, S&P MidCap 400/BARRA Value Index, and Lipper Mid-Cap Value Funds Index from November 13, 1997 to December 31, 2004. The performance of the Fund assumes reinvestment of all dividends and capital gains and does not include a sales charge. The performance of the indices reflects an initial investment at the end of the month following the Fund's inception. The performance of the indices does not include a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The Russell MidCap Value Index is an unmanaged, capitalization weighted, price only index that measures the performance of those companies included in the Russell MidCap Index that have lower price-to-book ratios and lower forecasted growth rates. The S&P MidCap 400/BARRA Value Index is an unmanaged, capitalization weighted, price only index of 400 stocks that measure performance of the mid-sized company segment of the U.S. market. The S&P MidCap 400/BARRA Value Index is a subset of the MidCap 400 Index, which contains companies with lower price-to-book ratios. The Lipper Mid-Cap Value Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Shares have a $3,000,000 minimum initial deposit and carry no sales charge.

Certain fees and expenses of the Fund are currently being waived and reimbursed as described in the prospectus. Had the expenses not been subsidized or waived, returns would have been lower. Also all performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

JPMORGAN
  SMALL CAP EQUITY FUND

AS OF DECEMBER 31, 2004                                              (Unaudited)

FUND FACTS

Fund Inception                        12/20/1994
Fiscal Year End                      DECEMBER 31
Net Assets as of 12/31/2004
(In Millions)                            $ 356.9
Primary Benchmark                   S&P SMALLCAP
                                       600 INDEX

Q:   HOW DID THE FUND PERFORM?

A: The JPMorgan Small Cap Equity Fund, which seeks capital growth over the long term, rose 26.1% (Class A Shares, without sales charge) in the year ended December 31, 2004. This compares with a gain of 22.7% for the S&P SmallCap 600 Index, the Fund's benchmark.

Q:   WHY DID THE FUND PERFORM THIS WAY?

A: The U.S. equity markets recorded another year of gains as strong earnings growth and healthy corporate balance sheets kept investors' minds off increasing short-term interest rates, high oil prices and the twin deficits. The Fund performed well during the period under review, outperforming both its benchmark and the Lipper Small Cap Core Index. All sectors of the Fund and benchmark posted positive returns in the period. The Fund's positive performance relative to the benchmark is attributable to stock selection rather than sector weightings, with names in the health care and industrial sectors doing particularly well.

     At the stock level, Boyd Gaming and Southwestern Energy contributed positively to performance. Shares of Boyd Gaming, a casino operator, rallied during the period after the company announced strong third-quarter earnings, which included a 68% increase in revenues as well as a 109% increase in EBITDA (earnings before interest, taxes, depreciation and amortization). The company's increased earnings can be attributed to its recent acquisition of Las Vegas casino operator Coast Casinos. Additionally, the company's joint venture with MGM Mirage, Borgata Casino, also aided results. Shares of Southwestern Energy appreciated during the year after the company raised its 2004 production outlook. The oil company, which is focused on growth through drilling, attributed its raised production forecast to a significant number of additional drilling locations in its Overton Field in Smith County, Texas, and in its Ranger Anticline area located in the Arkoma Basin in Arkansas.

     Although the Fund experienced strong positive results, a few names within the semiconductor sector hindered performance, particularly Standard Microsystems and Cirrus Logic. Semiconductor stocks suffered declines as the strong rebound in customer demand failed to materialize and expectations for 2005 were reduced. Shares of Standard Microsystems, a manufacturer of computer networking chips, generated a negative return during the year after the company lowered its fiscal 2004 revenue forecast due to a general slowdown in orders across all of its businesses. Shares of analog and digital chipmaker Cirrus Logic declined significantly during the year as the company reduced its 2004 earnings. The company cited lower-than-expected demand for DVD recorders, that incorporate its technology, as well as an industry-wide inventory correction within the supply chain for DVD players.

Q:   HOW WAS THE FUND MANAGED?

A: During the period, management of the portfolio was transitioned to a new team. The Portfolio Manager change did not affect the Fund's investment objectives or guidelines. The Portfolio Managers utilize a "bottom up" approach to construct the Fund's portfolio, basing their stock selection on a combination of proprietary company research complemented by research derived from third-party sources. The research process is designed to identify companies with predictable and durable business models deemed capable of achieving sustainable growth. Potential investments are subjected to rigorous financial analysis and a disciplined approach to valuation.

     Effective May 1, 2005, the Fund will change its primary benchmark from the S&P SmallCap 600 Index to the Russell 2000 Index, as approved by the Board of Directors on February 14, 2005.

[CHART]

PERCENTAGE OF TOTAL PORTFOLIO INVESTMENTS

Consumer Goods & Services                         24.5%
Industrial Products & Services                    19.3%
Technology                                        16.8%
Finance & Insurance                               16.5%
Health Services & Systems                          9.4%
Energy                                             5.6%
Short-Term Investments                             3.6%
Utilities                                          2.5%
REITs                                              1.8%

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO

 1. Micros Systems, Inc.                           1.6%

 2. Commercial Metals Co.                          1.4%

 3. Southwestern Energy Co.                        1.4%

 4. Georgia Gulf Corp.                             1.3%

 5. Jarden Corp.                                   1.3%

 6. Landstar System, Inc.                          1.3%

 7. CACI International, Inc. Class A               1.3%

 8. Quiksilver, Inc.                               1.3%

 9. Plains Exploration & Production Co.            1.3%

10. Boyd Gaming Corp.                              1.3%

Top 10 equity holdings comprised 13.5% of the Portfolio's market value of investments ($47,640 in thousands). As of December 31, 2004, the Fund held 119 equity holdings. Portfolio holdings are subject to change at any time.

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2004

                                  1 YEAR    3 YEARS     5 YEARS      10 YEARS
                                  -------------------------------------------
CLASS A SHARES
        Without Sales Charge       26.13%     12.46%       8.78%        15.38%
           With Sales Charge*      19.49%     10.46%       7.61%        14.76%

CLASS B SHARES
                Without CDSC       25.22%     11.63%       7.95%        14.70%
                   With CDSC**     20.22%     10.83%       7.65%        14.70%

SELECT SHARES                      26.81%     13.05%       9.37%        15.87%

 *   Sales Charge for Class A Shares is 5.25%.
** Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 3% CDSC for the three year period, 2% CDSC for the five year period and 0% CDSC for the period since inception.

[CHART]

LIFE OF FUND PERFORMANCE (12/31/94 TO 12/31/04)

             JPMORGAN SMALL CAP EQUITY FUND                            LIPPER SMALL-CAP
                   (CLASS A SHARES)           S&P SMALLCAP 600 INDEX   CORE FUNDS INDEX
Dec-1994                   $          9,475         $         10,000   $        10,000
Jan-1995                   $          9,183         $          9,858   $        10,103
Feb-1995                   $          9,721         $         10,264   $        10,505
Mar-1995                   $         10,488         $         10,471   $        10,728
Apr-1995                   $         10,863         $         10,705   $        10,908
May-1995                   $         11,209         $         10,872   $        11,040
Jun-1995                   $         12,048         $         11,469   $        11,479
Jul-1995                   $         12,991         $         12,346   $        12,114
Aug-1995                   $         13,457         $         12,614   $        12,518
Sep-1995                   $         13,860         $         12,936   $        12,732
Oct-1995                   $         13,796         $         12,297   $        12,281
Nov-1995                   $         14,181         $         12,783   $        12,648
Dec-1995                   $         14,595         $         12,917   $        13,073
Jan-1996                   $         14,661         $         13,021   $        13,169
Feb-1996                   $         15,208         $         13,447   $        13,635
Mar-1996                   $         15,644         $         13,734   $        13,976
Apr-1996                   $         17,129         $         14,537   $        14,940
May-1996                   $         17,870         $         15,040   $        15,614
Jun-1996                   $         17,693         $         14,323   $        14,905
Jul-1996                   $         16,154         $         13,283   $        13,695
Aug-1996                   $         17,332         $         14,287   $        14,393
Sep-1996                   $         18,129         $         14,914   $        14,998
Oct-1996                   $         17,804         $         14,811   $        14,717
Nov-1996                   $         18,258         $         15,581   $        15,248
Dec-1996                   $         18,797         $         15,764   $        15,518
Jan-1997                   $         19,389         $         16,027   $        15,864
Feb-1997                   $         18,608         $         15,695   $        15,449
Mar-1997                   $         17,478         $         14,890   $        14,670
Apr-1997                   $         16,961         $         15,072   $        14,674
May-1997                   $         19,013         $         16,843   $        16,239
Jun-1997                   $         20,200         $         17,345   $        17,156
Jul-1997                   $         21,375         $         18,692   $        18,189
Aug-1997                   $         21,732         $         19,163   $        18,635
Sep-1997                   $         23,117         $         20,430   $        20,032
Oct-1997                   $         22,185         $         19,547   $        19,235
Nov-1997                   $         21,996         $         19,405   $        18,989
Dec-1997                   $         22,133         $         19,797   $        18,968
Jan-1998                   $         21,958         $         19,411   $        18,691
Feb-1998                   $         23,895         $         21,179   $        20,087
Mar-1998                   $         25,503         $         21,988   $        21,033
Apr-1998                   $         25,212         $         22,118   $        21,235
May-1998                   $         23,788         $         20,948   $        20,133
Jun-1998                   $         24,292         $         21,010   $        20,061
Jul-1998                   $         22,781         $         19,403   $        18,614
Aug-1998                   $         17,803         $         15,658   $        15,016
Sep-1998                   $         19,160         $         16,618   $        15,648
Oct-1998                   $         19,760         $         17,389   $        16,290
Nov-1998                   $         21,008         $         18,368   $        17,199
Dec-1998                   $         22,872         $         19,542   $        18,279
Jan-1999                   $         22,238         $         19,298   $        18,142
Feb-1999                   $         20,159         $         17,557   $        16,660
Mar-1999                   $         20,461         $         17,784   $        16,735
Apr-1999                   $         21,515         $         18,959   $        17,864
May-1999                   $         21,418         $         19,422   $        18,234
Jun-1999                   $         22,952         $         20,527   $        19,288
Jul-1999                   $         22,982         $         20,346   $        19,182
Aug-1999                   $         22,483         $         19,451   $        18,478
Sep-1999                   $         22,483         $         19,535   $        18,463
Oct-1999                   $         22,229         $         19,486   $        18,624
Nov-1999                   $         23,429         $         20,300   $        19,825
Dec-1999                   $         26,018         $         21,969   $        21,964
Jan-2000                   $         25,318         $         21,288   $        21,542
Feb-2000                   $         28,716         $         24,560   $        24,580
Mar-2000                   $         28,705         $         23,246   $        24,231
Apr-2000                   $         28,989         $         22,446   $        22,884
May-2000                   $         27,273         $         22,074   $        21,911
Jun-2000                   $         29,446         $         23,480   $        23,844
Jul-2000                   $         28,495         $         22,902   $        23,102
Aug-2000                   $         31,390         $         24,934   $        25,160
Sep-2000                   $         30,602         $         24,253   $        24,514
Oct-2000                   $         30,471         $         24,406   $        23,776
Nov-2000                   $         27,192         $         21,865   $        21,408
Dec-2000                   $         29,702         $         24,559   $        23,487
Jan-2001                   $         28,615         $         25,610   $        24,323
Feb-2001                   $         26,583         $         24,048   $        22,778
Mar-2001                   $         25,368         $         22,944   $        21,701
Apr-2001                   $         27,413         $         24,692   $        23,430
May-2001                   $         27,813         $         25,164   $        24,283
Jun-2001                   $         28,125         $         26,085   $        25,034
Jul-2001                   $         28,319         $         25,649   $        24,453
Aug-2001                   $         27,478         $         25,064   $        23,768
Sep-2001                   $         24,516         $         21,676   $        20,654
Oct-2001                   $         25,408         $         22,831   $        21,881
Nov-2001                   $         26,508         $         24,502   $        23,507
Dec-2001                   $         27,855         $         26,161   $        25,157
Jan-2002                   $         28,036         $         26,389   $        24,860
Feb-2002                   $         27,764         $         25,935   $        24,197
Mar-2002                   $         29,019         $         27,984   $        26,055
Apr-2002                   $         29,509         $         28,776   $        26,183
May-2002                   $         28,863         $         27,584   $        25,206
Jun-2002                   $         27,154         $         26,158   $        23,795
Jul-2002                   $         23,907         $         22,462   $        20,561
Aug-2002                   $         24,088         $         22,675   $        20,670
Sep-2002                   $         22,824         $         21,288   $        19,206
Oct-2002                   $         23,150         $         21,969   $        19,888
Nov-2002                   $         23,854         $         23,111   $        21,356
Dec-2002                   $         23,033         $         22,332   $        20,318
Jan-2003                   $         22,278         $         21,564   $        19,725
Feb-2003                   $         21,990         $         20,874   $        19,109
Mar-2003                   $         21,977         $         21,039   $        19,270
Apr-2003                   $         23,553         $         22,745   $        20,875
May-2003                   $         25,077         $         24,579   $        22,708
Jun-2003                   $         25,521         $         25,218   $        23,230
Jul-2003                   $         26,707         $         26,529   $        24,422
Aug-2003                   $         28,166         $         27,821   $        25,479
Sep-2003                   $         27,422         $         27,003   $        24,926
Oct-2003                   $         29,846         $         29,344   $        26,886
Nov-2003                   $         30,667         $         30,453   $        27,854
Dec-2003                   $         31,409         $         30,992   $        28,628
Jan-2004                   $         31,839         $         31,885   $        29,535
Feb-2004                   $         32,387         $         32,497   $        30,049
Mar-2004                   $         33,025         $         32,923   $        30,374
Apr-2004                   $         32,437         $         31,830   $        29,329
May-2004                   $         32,541         $         32,317   $        29,584
Jun-2004                   $         34,546         $         34,107   $        30,847
Jul-2004                   $         32,905         $         32,238   $        29,222
Aug-2004                   $         32,898         $         31,954   $        28,968
Sep-2004                   $         34,823         $         33,638   $        30,407
Oct-2004                   $         35,937         $         34,267   $        30,906
Nov-2004                   $         38,801         $         37,197   $        33,347
Dec-2004                   $         39,630         $         38,016   $        33,888

SOURCE: LIPPER, INC. THE PERFORMANCE QUOTED IS PAST PERFORMANCE AND IS NOT A GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURNS WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA SHOWN. FOR UP-TO-DATE MONTH-END PERFORMANCE INFORMATION PLEASE CALL 1-800-480-4111.

The Fund commenced operations on 12/20/94.

Returns for the Select Shares prior to 5/7/96 (offering date of the Select Shares) are calculated using the historical expenses of the Class A Shares, which are higher than the expenses of the Select Shares.

Returns for the Class B Shares prior to 3/28/95 (offering date of the Class B Shares) are calculated using the historical expenses of the Class A Shares, which are lower than the expenses of the Class B Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Small Cap Equity Fund, S&P SmallCap 600 Index and Lipper Small-Cap Core Funds Index from December 31, 1994 to December 31, 2004. The performance of the Fund assumes reinvestment of all dividends and capital gains and includes a sales charge. The performance of the indices reflects an initial investment at the end of the month following the Fund's inception. The performance of the indices does not include a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The S&P SmallCap 600 Index includes 600 stocks of small U.S. Companies chosen for market size, liquidity and industry group representation. The Lipper Small-Cap Core Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $2,500 minimum initial deposit and carry a 5.25% sales charge.

Certain fees and expenses of the Fund are currently being waived and reimbursed as described in the prospectus. Had the expenses not been subsidized or waived, returns would have been lower. Also all performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

JPMORGAN
  SMALL CAP GROWTH FUND

AS OF DECEMBER 31, 2004                                              (Unaudited)

FUND FACTS

Fund Inception                        11/14/1997
Fiscal Year End                      DECEMBER 31
Net Assets as of 12/31/2004
(In Millions)                              $ 6.0
Primary Benchmark                   RUSSELL 2000
                                    GROWTH INDEX

Q:   HOW DID THE FUND PERFORM?

A: The Small Cap Growth Fund, which seeks to provide capital appreciation from a Portfolio of small-cap growth stocks, rose 17.1% (Institutional Shares) in the year ended December 31, 2004. This compares to a gain of 14.3% for the Russell 2000 Growth Index, the Fund's benchmark.

Q:   WHY DID THE FUND PERFORM IN THIS WAY?

A: The U.S. equity markets recorded another year of gains as strong earnings growth and healthy corporate balance sheets kept investors' minds off increasing short-term interest rates, high oil prices and the twin deficits. The Fund outperformed both its benchmark and the Lipper Small Cap Growth Index. The Fund's positive performance relative to the benchmark is attributable to stock selection rather than sector weightings, with names in the consumer discretionary and financial sectors doing particularly well.

     At the stock level, Psychiatric Solutions and Alliance Data Systems positively contributed to the Fund's performance. Psychiatric Solutions owns inpatient behavioral care facilities and also manages psychiatric units for third parties. Shares of the company advanced after they reported strong earnings throughout the year and increased its 2005 earnings outlook. During the year the firm acquired four psychiatric facilities and an inpatient management contract from Heartland. Additionally, the company participated in a successful secondary offering before year end, and net proceeds will be used to reduce debt. Alliance Data Systems, the largest U.S. specialty retail credit card processing company, reported stellar earnings throughout the year. The company offers a combination of strong earnings visibility as approximately 90% of its annual revenue is recurring.

     Despite the Fund's positive return for the period, a number of individual holdings, particularly in the technology sector, performed poorly. In particular, shares of Staktek Holdings declined after the company lowered quarterly earnings guidance. Staktek attributed the shortfall to a shortage of DRAM, with license revenues from Samsung making up the bulk of that business. Additionally, the company continues to experience market share erosion. As a result of these issues we exited our position. Another detractor from performance was chip maker Conexant Systems, whose share price declined significantly during the year. The company's balance sheet has been severely impacted by increased inventories as demand continues to weaken for many of its products. Given the uncertainty about when sales will pick up and the lack of any near term growth drivers, we exited our position.

Q:   HOW WAS THE FUND MANAGED?

A: The Fund Managers utilize a "bottom up" approach to construct the Fund's portfolio, basing their stock selection on a combination of proprietary company research complemented by research derived from third-party sources. The research process is designed to identify companies with predictable and durable business models deemed capable of achieving sustainable growth. Potential investments are subjected to rigorous financial analysis and a disciplined approach to valuation.

[CHART]

PERCENTAGE OF TOTAL PORTFOLIO INVESTMENTS

Consumer Goods & Services                         25.3%
Technology                                        20.4%
Health Services & Systems                         12.8%
Industrial Products & Services                     9.2%
Finance & Insurance                                7.6%
Pharmaceuticals                                    7.5%
Telecommunications                                 6.4%
Energy                                             5.9%
Short-Term Investments                             3.6%
REITs                                              1.3%

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO

 1. General Cable Corp.                            1.6%

 2. Psychiatric Solutions, Inc.                    1.5%

 3. Sunrise Senior Living, Inc.                    1.4%

 4. Inter-Tel, Inc.                                1.3%

 5. Aeroflex, Inc.                                 1.3%

 6. The Pantry, Inc.                               1.3%

 7. Genesco, Inc.                                  1.3%

 8. Unit Corp.                                     1.3%

 9. Global Imaging Systems, Inc.                   1.2%

10. Hyperion Solutions Corp.                       1.2%

Top 10 equity holdings comprised 13.4% of the Portfolio's market value of investments ($798 in thousands). As of December 31, 2004 the Fund held 126 equity holdings. Portfolio holdings are subject to change at any time.

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2004

                                                                          SINCE
                                                                      INCEPTION
                                1 YEAR      3 YEARS      5 YEARS     (11/14/97)
                                -----------------------------------------------
CLASS A SHARES
     Without Sales Charge        16.17%       (1.24%)      (4.71%)         4.29%
        With Sales Charge*       10.14%       (2.99%)      (5.74%)         3.51%
INSTITUTIONAL SHARES             17.09%       (0.50%)      (4.14%)         4.73%
SELECT SHARES                    16.69%       (0.76%)      (4.33%)         4.58%

*  Sales Charge for Class A Shares is 5.25%.

[CHART]

LIFE OF FUND PERFORMANCE (11/14/97 TO 12/31/04)

                       JPMORGAN SMALL CAP
                          GROWTH FUND                                    RUSSELL 2000 GROWTH      LIPPER SMALL-CAP
                     (INSTITUTIONAL SHARES)      RUSSELL 2000 INDEX            INDEX             GROWTH FUNDS INDEX
Nov-1997                  $  3,000,000              $  3,000,000            $  3,000,000            $  3,000,000
Nov-1997                  $  2,991,000              $  3,000,000            $  3,000,000            $  3,000,000
Dec-1997                  $  3,061,887              $  3,052,500            $  3,001,800            $  2,960,100
Jan-1998                  $  3,116,082              $  3,004,271            $  2,961,876            $  2,916,291
Feb-1998                  $  3,278,430              $  3,226,286            $  3,223,410            $  3,151,927
Mar-1998                  $  3,485,627              $  3,359,209            $  3,358,471            $  3,294,394
Apr-1998                  $  3,524,666              $  3,377,685            $  3,378,957            $  3,318,443
May-1998                  $  3,389,319              $  3,195,628            $  3,133,645            $  3,083,497
Jun-1998                  $  3,482,525              $  3,202,338            $  3,165,608            $  3,173,844
Jul-1998                  $  3,233,176              $  2,942,949            $  2,901,280            $  2,935,171
Aug-1998                  $  2,599,150              $  2,371,428            $  2,231,664            $  2,294,129
Sep-1998                  $  2,845,550              $  2,557,111            $  2,457,955            $  2,416,865
Oct-1998                  $  3,019,697              $  2,661,441            $  2,586,261            $  2,512,090
Nov-1998                  $  3,193,934              $  2,800,901            $  2,786,954            $  2,716,323
Dec-1998                  $  3,516,521              $  2,974,276            $  3,039,174            $  2,988,498
Jan-1999                  $  3,590,016              $  3,013,834            $  3,175,937            $  3,060,820
Feb-1999                  $  3,427,748              $  2,769,714            $  2,885,338            $  2,766,369
Mar-1999                  $  3,461,340              $  2,812,921            $  2,988,056            $  2,891,409
Apr-1999                  $  3,819,588              $  3,064,959            $  3,251,902            $  3,004,174
May-1999                  $  3,969,698              $  3,109,707            $  3,257,105            $  3,020,697
Jun-1999                  $  4,118,562              $  3,250,266            $  3,428,754            $  3,303,434
Jul-1999                  $  4,338,905              $  3,161,209            $  3,322,806            $  3,291,872
Aug-1999                  $  4,090,720              $  3,044,244            $  3,198,533            $  3,245,786
Sep-1999                  $  4,171,307              $  3,044,853            $  3,260,264            $  3,363,608
Oct-1999                  $  4,286,018              $  3,057,032            $  3,343,727            $  3,559,706
Nov-1999                  $  4,599,754              $  3,239,537            $  3,697,159            $  4,008,941
Dec-1999                  $  5,152,645              $  3,606,253            $  4,348,968            $  4,817,144
Jan-2000                  $  4,814,116              $  3,548,192            $  4,308,523            $  4,767,045
Feb-2000                  $  5,118,849              $  4,133,999            $  5,311,116            $  6,163,790
Mar-2000                  $  5,393,220              $  3,861,568            $  4,752,918            $  5,679,932
Apr-2000                  $  5,272,951              $  3,629,102            $  4,272,873            $  4,977,892
May-2000                  $  5,020,904              $  3,417,525            $  3,898,570            $  4,570,701
Jun-2000                  $  5,746,927              $  3,715,533            $  4,402,265            $  5,375,601
Jul-2000                  $  5,468,775              $  3,595,893            $  4,024,991            $  5,025,650
Aug-2000                  $  5,991,590              $  3,870,260            $  4,448,420            $  5,565,907
Sep-2000                  $  5,687,217              $  3,756,474            $  4,227,333            $  5,290,395
Oct-2000                  $  5,367,596              $  3,588,936            $  3,884,074            $  4,893,615
Nov-2000                  $  4,524,883              $  3,220,711            $  3,178,726            $  4,060,232
Dec-2000                  $  4,751,580              $  3,497,370            $  3,373,264            $  4,419,157
Jan-2001                  $  5,014,817              $  3,679,583            $  3,646,161            $  4,553,941
Feb-2001                  $  4,283,657              $  3,438,202            $  3,146,272            $  3,971,037
Mar-2001                  $  3,683,945              $  3,270,074            $  2,860,276            $  3,585,449
Apr-2001                  $  4,265,272              $  3,525,794            $  3,210,374            $  3,972,678
May-2001                  $  4,460,621              $  3,612,528            $  3,284,855            $  4,080,337
Jun-2001                  $  4,705,955              $  3,737,161            $  3,374,531            $  4,183,162
Jul-2001                  $  4,228,771              $  3,534,980            $  3,086,684            $  3,950,159
Aug-2001                  $  3,915,419              $  3,420,800            $  2,893,766            $  3,716,310
Sep-2001                  $  3,102,187              $  2,960,361            $  2,426,712            $  3,136,194
Oct-2001                  $  3,529,048              $  3,133,542            $  2,660,162            $  3,366,077
Nov-2001                  $  3,951,475              $  3,376,078            $  2,882,285            $  3,626,948
Dec-2001                  $  4,233,215              $  3,584,382            $  3,061,852            $  3,846,741
Jan-2002                  $  4,165,060              $  3,547,104            $  2,952,850            $  3,730,570
Feb-2002                  $  3,688,161              $  3,449,914            $  2,761,800            $  3,504,870
Mar-2002                  $  3,947,070              $  3,727,287            $  3,001,801            $  3,791,568
Apr-2002                  $  3,674,722              $  3,761,205            $  2,936,962            $  3,691,471
May-2002                  $  3,356,858              $  3,594,207            $  2,765,150            $  3,543,443
Jun-2002                  $  3,007,074              $  3,415,935            $  2,530,665            $  3,280,165
Jul-2002                  $  2,534,662              $  2,900,129            $  2,141,702            $  2,815,038
Aug-2002                  $  2,548,350              $  2,892,588            $  2,140,631            $  2,810,815
Sep-2002                  $  2,298,611              $  2,684,900            $  1,986,077            $  2,640,480
Oct-2002                  $  2,471,237              $  2,771,086            $  2,086,573            $  2,753,228
Nov-2002                  $  2,721,079              $  3,018,267            $  2,293,352            $  2,983,949
Dec-2002                  $  2,539,311              $  2,850,149            $  2,135,111            $  2,784,621
Jan-2003                  $  2,475,828              $  2,771,200            $  2,077,036            $  2,711,107
Feb-2003                  $  2,380,509              $  2,687,510            $  2,021,579            $  2,626,521
Mar-2003                  $  2,421,454              $  2,722,179            $  2,052,105            $  2,680,627
Apr-2003                  $  2,621,466              $  2,980,241            $  2,246,234            $  2,902,047
May-2003                  $  2,884,923              $  3,300,021            $  2,499,385            $  3,198,055
Jun-2003                  $  2,944,064              $  3,359,751            $  2,547,623            $  3,306,469
Jul-2003                  $  3,103,043              $  3,570,072            $  2,740,223            $  3,499,898
Aug-2003                  $  3,289,226              $  3,733,581            $  2,887,373            $  3,685,393
Sep-2003                  $  3,171,143              $  3,664,510            $  2,814,322            $  3,594,732
Oct-2003                  $  3,434,665              $  3,972,329            $  3,057,480            $  3,920,415
Nov-2003                  $  3,507,480              $  4,113,346            $  3,157,154            $  4,024,698
Dec-2003                  $  3,561,846              $  4,196,847            $  3,171,361            $  4,030,332
Jan-2004                  $  3,779,830              $  4,378,991            $  3,337,857            $  4,218,952
Feb-2004                  $  3,761,687              $  4,418,401            $  3,332,851            $  4,202,920
Mar-2004                  $  3,784,257              $  4,459,493            $  3,348,515            $  4,173,920
Apr-2004                  $  3,611,695              $  4,232,059            $  3,180,420            $  3,969,815
May-2004                  $  3,707,044              $  4,299,348            $  3,243,710            $  4,052,784
Jun-2004                  $  3,829,715              $  4,480,351            $  3,351,725            $  4,168,288
Jul-2004                  $  3,480,030              $  4,178,823            $  3,050,741            $  3,800,645
Aug-2004                  $  3,439,282              $  4,157,511            $  2,985,150            $  3,677,504
Sep-2004                  $  3,625,659              $  4,352,498            $  3,150,228            $  3,887,490
Oct-2004                  $  3,775,729              $  4,438,243            $  3,226,779            $  3,996,340
Nov-2004                  $  4,043,773              $  4,823,038            $  3,499,442            $  4,276,083
Dec-2004                  $  4,170,437              $  4,965,800            $  3,625,072            $  4,464,659

SOURCE: LIPPER, INC. THE PERFORMANCE QUOTED IS PAST PERFORMANCE AND IS NOT A GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURNS WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA SHOWN. FOR UP-TO-DATE MONTH-END PERFORMANCE INFORMATION PLEASE CALL 1-800-480-4111.

The Fund commenced operations on 11/14/97.

Returns for the Select Shares prior to 10/31/01 (offering date of the Select Shares) are calculated using the historical expenses of the Institutional Shares, which are lower than the expenses of the Select Shares.

Returns for the Class A Shares prior to 4/30/01 (offering date of the Class A Shares) are calculated using the historical expenses of the Institutional Shares, which are lower than the expenses of the Class A Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Shares of the JPMorgan Small Cap Growth Fund, Russell 2000 Index, Russell 2000 Growth Index and Lipper Small-Cap Growth Funds Index from November 14, 1997 to December 31, 2004. The performance of the Fund assumes reinvestment of all dividends and capital gains and does not include a sales charge. The performance of the indices reflects an initial investment at the end of the month following the Fund's inception. The performance of the indices does not include a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The Russell 2000 Index is an unmanaged, capitalization weighted price only index, which is comprised of 2000 of the smallest stocks (on the basis of capitalization) in the Russell 3000 Index. The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth rates. The Lipper Small-Cap Growth Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Shares have a $3,000,000 minimum initial deposit and carry no sales charge.

Certain fees and expenses of the Fund are currently being waived and reimbursed as described in the prospectus. Had the expenses not been subsidized or waived, returns would have been lower. Also all performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

JPMORGAN
  TRUST SMALL CAP EQUITY FUND

AS OF DECEMBER 31, 2004                                              (Unaudited)

FUND FACTS

Fund Inception                            1/1/1997
Fiscal Year End                        DECEMBER 31
Net Assets as of 12/31/2004
(In Millions)                              $ 903.7
Primary Benchmark               RUSSELL 2000 INDEX

Q:   HOW DID THE FUND PERFORM?

A: The JPMorgan Trust Small Cap Equity Fund, which seeks capital growth over the long term, rose 22.3% during year ended December 31, 2004, outperforming its benchmark, the Russell 2000 Index, which delivered a return of 18.3% for the same period.

Q:   WHY DID THE FUND PERFORM THIS WAY?

A: The Fund participated in the market's advance as stock selection within the health care and industrial sectors contributed to performance. In addition, the Fund benefited from holding an overweight position in energy as the sector returned over 57% during the period. Alternatively, stock selection within the utilities and telecommunication sectors hindered performance. An underweight position in the finance sector also detracted from results as interest rate levels continued to hold steady, helping the interest rate sensitive sectors to defy predictions for a sharp drop. Going forward, we would anticipate that the performance of the Fund will be driven by broader stock selection and sector weightings structured more closely in line with the Russell 2000 benchmark.

     At the stock level, Aaron Rents, Boyd Gaming, and Southwestern Energy contributed positively to performance. Aaron Rents is the second largest rent-to-own retailer in the United States specializing in residential and office furniture. The company's stock price increased during the period as a result of better-than-expected operating results. Boyd Gaming is an owner and operator of casino properties in Nevada, Mississippi, Illinois, Indiana, New Jersey and Louisiana. The company's share price increased during the year due to strong gaming volume in Atlantic City and Las Vegas. In addition, the company was helped by strong results at its newest property, the Borgata, located in Atlantic City. Lastly, Southwestern Energy is an integrated energy company primarily focused on natural gas. The market reacted positively to Southwestern Energy after the company announced that it is testing a new shale gas play on the Arkansas side of the Arkoma Basin. The company also benefited from rising energy prices.

     Although the Fund experienced positive results, a few names within the semiconductor sector hindered performance, particularly Standard Microsystems and Cirrus Logic. Standard Microsystems produces input/output chips, which perform basic control and interface functions for PCs. The company's stock price declined during the period due to demand deterioration in the PC market. Cirrus Logic is a leading player in consumer audio semiconductors and an early contender in the DVD recorder markets. During the year, the stock declined as a result of weak demand for DVD recorders, which led to excess inventory.

Q:   HOW WAS THE FUND MANAGED?

A: During the period, management of the Fund was transitioned to a new team and changed its benchmark from the S&P Small Cap 600 Index to the Russell 2000. The Portfolio Managers strive to add value to stock selection rather than market timing or sector bets. To control risk and produce consistent excess returns, holdings in the Fund have increased to approximately 650 names and sector weightings will be within 1% of the Russell 2000 Index. The strategy's targeted tracking error relative to the benchmark is approximately 3%.

[CHART]

PERCENTAGE OF TOTAL PORTFOLIO INVESTMENTS

Consumer Goods & Services                         24.5%
Industrial Products & Services                    19.3%
Technology                                        16.8%
Finance & Insurance                               16.5%
Health Services & Systems                          9.4%
Energy                                             5.6%
Short-Term Investments                             3.6%
Utilities                                          2.5%
REITs                                              1.8%

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO

 1. Applied Industrial Technologies, Inc.          1.0%

 2. Houston Exploration Co.                        1.0%

 3. Southwestern Energy Co.                        0.8%

 4. Moog, Inc., Class A                            0.8%

 5. CarrAmerica Realty Corp.                       0.8%

 6. Cash America International, Inc.               0.7%

 7. R&G Financial Corp.
    (Peurto Rico), Class B                         0.6%

 8. Quanex Corp.                                   0.6%

 9. Landry's Restaurants, Inc.                     0.6%

10. Energen Corp.                                  0.6%

Top 10 equity holdings comprised 7.5% of the Portfolio's market value of investments ($66,557 in thousands). As of December 31, 2004, the Fund held 700 equity holdings. Portfolio holdings are subject to change at any time.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2004

                           1 YEAR     3 YEARS       5 YEARS      10 YEARS
                           ----------------------------------------------
SELECT SHARES               22.31%      11.16%         7.98%         9.11%

[CHART]

TEN-YEAR FUND PERFORMANCE (12/31/94 TO 12/31/04)

                             JPMORGAN TRUST      S&P SMALL CAP 600                           LIPPER SMALL-CAP
                            SMALL CAP EQUITY           INDEX           RUSSELL 2000 INDEX    CORE FUNDS INDEX
Dec-1994                      $  1,000,000          $  1,000,000          $  1,000,000         $  1,000,000
Jan-1995                      $  1,013,600          $    985,800          $    987,400         $  1,010,300
Feb-1995                      $  1,039,548          $  1,026,415          $  1,028,476         $  1,050,510
Mar-1995                      $  1,048,072          $  1,047,149          $  1,046,063         $  1,072,781
Apr-1995                      $  1,055,619          $  1,070,500          $  1,069,285         $  1,090,803
May-1995                      $  1,072,931          $  1,087,200          $  1,087,677         $  1,104,002
Jun-1995                      $  1,121,856          $  1,146,887          $  1,144,128         $  1,147,941
Jul-1995                      $  1,166,955          $  1,234,624          $  1,210,029         $  1,211,423
Aug-1995                      $  1,189,244          $  1,261,415          $  1,235,077         $  1,251,763
Sep-1995                      $  1,216,596          $  1,293,581          $  1,257,185         $  1,273,168
Oct-1995                      $  1,172,921          $  1,229,678          $  1,200,989         $  1,228,098
Nov-1995                      $  1,209,750          $  1,278,251          $  1,251,430         $  1,264,818
Dec-1995                      $  1,198,500          $  1,291,672          $  1,284,468         $  1,307,316
Jan-1996                      $  1,198,260          $  1,302,135          $  1,283,055         $  1,316,859
Feb-1996                      $  1,223,663          $  1,344,715          $  1,323,086         $  1,363,476
Mar-1996                      $  1,269,061          $  1,373,357          $  1,350,077         $  1,397,563
Apr-1996                      $  1,326,930          $  1,453,698          $  1,422,306         $  1,493,995
May-1996                      $  1,339,005          $  1,503,996          $  1,478,345         $  1,561,374
Jun-1996                      $  1,322,669          $  1,432,256          $  1,417,585         $  1,490,488
Jul-1996                      $  1,265,133          $  1,328,274          $  1,293,830         $  1,369,460
Aug-1996                      $  1,321,811          $  1,428,692          $  1,369,002         $  1,439,303
Sep-1996                      $  1,365,828          $  1,491,411          $  1,422,530         $  1,499,753
Oct-1996                      $  1,337,009          $  1,481,120          $  1,400,623         $  1,471,708
Nov-1996                      $  1,392,093          $  1,558,139          $  1,458,328         $  1,524,837
Dec-1996                      $  1,388,613          $  1,576,369          $  1,496,536         $  1,551,826
Jan-1997                      $  1,365,562          $  1,602,694          $  1,526,467         $  1,586,432
Feb-1997                      $  1,363,377          $  1,569,518          $  1,489,374         $  1,544,867
Mar-1997                      $  1,311,296          $  1,489,002          $  1,419,076         $  1,467,006
Apr-1997                      $  1,319,951          $  1,507,168          $  1,423,049         $  1,467,446
May-1997                      $  1,451,814          $  1,684,260          $  1,581,434         $  1,623,876
Jun-1997                      $  1,537,035          $  1,734,451          $  1,649,278         $  1,715,625
Jul-1997                      $  1,617,576          $  1,869,218          $  1,725,969         $  1,818,906
Aug-1997                      $  1,615,150          $  1,916,322          $  1,765,494         $  1,863,469
Sep-1997                      $  1,686,539          $  2,042,991          $  1,894,728         $  2,003,229
Oct-1997                      $  1,635,943          $  1,954,734          $  1,811,550         $  1,923,500
Nov-1997                      $  1,600,279          $  1,940,464          $  1,799,774         $  1,898,880
Dec-1997                      $  1,634,045          $  1,979,662          $  1,831,271         $  1,896,791
Jan-1998                      $  1,600,384          $  1,941,058          $  1,802,336         $  1,869,098
Feb-1998                      $  1,722,653          $  2,117,889          $  1,935,529         $  2,008,719
Mar-1998                      $  1,809,647          $  2,198,792          $  2,015,273         $  2,103,330
Apr-1998                      $  1,806,752          $  2,211,765          $  2,026,357         $  2,123,522
May-1998                      $  1,737,915          $  2,094,763          $  1,917,136         $  2,013,311
Jun-1998                      $  1,724,533          $  2,101,047          $  1,921,162         $  2,006,063
Jul-1998                      $  1,654,689          $  1,940,317          $  1,765,548         $  1,861,426
Aug-1998                      $  1,408,471          $  1,565,836          $  1,422,679         $  1,501,612
Sep-1998                      $  1,450,021          $  1,661,821          $  1,534,074         $  1,564,830
Oct-1998                      $  1,496,567          $  1,738,930          $  1,596,665         $  1,628,988
Nov-1998                      $  1,593,096          $  1,836,832          $  1,680,330         $  1,719,886
Dec-1998                      $  1,689,956          $  1,954,205          $  1,784,342         $  1,827,895
Jan-1999                      $  1,678,295          $  1,929,778          $  1,808,074         $  1,814,186
Feb-1999                      $  1,550,745          $  1,755,712          $  1,661,620         $  1,665,967
Mar-1999                      $  1,526,243          $  1,778,360          $  1,687,541         $  1,673,463
Apr-1999                      $  1,646,206          $  1,895,910          $  1,838,745         $  1,786,422
May-1999                      $  1,707,774          $  1,942,170          $  1,865,591         $  1,823,401
Jun-1999                      $  1,757,470          $  2,052,680          $  1,949,915         $  1,928,794
Jul-1999                      $  1,725,660          $  2,034,616          $  1,896,488         $  1,918,185
Aug-1999                      $  1,607,452          $  1,945,093          $  1,826,318         $  1,847,788
Sep-1999                      $  1,511,969          $  1,953,457          $  1,826,683         $  1,846,310
Oct-1999                      $  1,433,801          $  1,948,573          $  1,833,990         $  1,862,373
Nov-1999                      $  1,520,689          $  2,030,024          $  1,943,479         $  1,982,496
Dec-1999                      $  1,629,874          $  2,196,892          $  2,163,481         $  2,196,407
Jan-2000                      $  1,550,662          $  2,128,788          $  2,128,649         $  2,154,236
Feb-2000                      $  1,692,238          $  2,455,983          $  2,480,089         $  2,457,983
Mar-2000                      $  1,719,314          $  2,324,588          $  2,316,651         $  2,423,080
Apr-2000                      $  1,744,416          $  2,244,622          $  2,177,188         $  2,288,357
May-2000                      $  1,667,836          $  2,207,361          $  2,050,258         $  2,191,101
Jun-2000                      $  1,804,765          $  2,347,970          $  2,229,041         $  2,384,357
Jul-2000                      $  1,746,291          $  2,290,210          $  2,157,266         $  2,310,203
Aug-2000                      $  1,928,429          $  2,493,352          $  2,321,865         $  2,516,042
Sep-2000                      $  1,869,997          $  2,425,283          $  2,253,602         $  2,451,380
Oct-2000                      $  1,866,070          $  2,440,562          $  2,153,092         $  2,377,593
Nov-2000                      $  1,663,788          $  2,186,500          $  1,932,184         $  2,140,785
Dec-2000                      $  1,821,183          $  2,455,877          $  2,098,159         $  2,348,655
Jan-2001                      $  1,763,633          $  2,560,988          $  2,207,473         $  2,432,267
Feb-2001                      $  1,642,119          $  2,404,768          $  2,062,663         $  2,277,819
Mar-2001                      $  1,572,657          $  2,294,389          $  1,961,799         $  2,170,078
Apr-2001                      $  1,692,179          $  2,469,221          $  2,115,211         $  2,343,033
May-2001                      $  1,715,870          $  2,516,384          $  2,167,245         $  2,428,319
Jun-2001                      $  1,735,431          $  2,608,483          $  2,242,015         $  2,503,354
Jul-2001                      $  1,745,670          $  2,564,922          $  2,120,722         $  2,445,277
Aug-2001                      $  1,695,744          $  2,506,441          $  2,052,223         $  2,376,809
Sep-2001                      $  1,518,369          $  2,167,570          $  1,775,994         $  2,065,447
Oct-2001                      $  1,577,282          $  2,283,102          $  1,879,889         $  2,188,134
Nov-2001                      $  1,654,726          $  2,450,225          $  2,025,393         $  2,350,713
Dec-2001                      $  1,741,599          $  2,616,105          $  2,150,360         $  2,515,733
Jan-2002                      $  1,759,712          $  2,638,865          $  2,127,996         $  2,486,047
Feb-2002                      $  1,743,347          $  2,593,477          $  2,069,689         $  2,419,670
Mar-2002                      $  1,825,807          $  2,798,362          $  2,236,092         $  2,605,500
Apr-2002                      $  1,859,037          $  2,877,555          $  2,256,440         $  2,618,267
May-2002                      $  1,819,439          $  2,758,424          $  2,156,254         $  2,520,606
Jun-2002                      $  1,713,366          $  2,615,814          $  2,049,304         $  2,379,452
Jul-2002                      $  1,510,161          $  2,246,199          $  1,739,859         $  2,056,084
Aug-2002                      $  1,522,695          $  2,267,538          $  1,735,336         $  2,066,982
Sep-2002                      $  1,437,881          $  2,128,765          $  1,610,738         $  1,920,639
Oct-2002                      $  1,455,711          $  2,196,885          $  1,662,443         $  1,988,822
Nov-2002                      $  1,498,217          $  2,311,123          $  1,810,733         $  2,135,597
Dec-2002                      $  1,446,529          $  2,233,239          $  1,709,875         $  2,031,807
Jan-2003                      $  1,397,925          $  2,156,415          $  1,662,512         $  1,972,478
Feb-2003                      $  1,381,430          $  2,087,410          $  1,612,304         $  1,910,937
Mar-2003                      $  1,379,910          $  2,103,900          $  1,633,103         $  1,926,989
Apr-2003                      $  1,477,470          $  2,274,527          $  1,787,921         $  2,087,507
May-2003                      $  1,571,585          $  2,457,854          $  1,979,765         $  2,270,790
Jun-2003                      $  1,599,559          $  2,521,758          $  2,015,598         $  2,323,018
Jul-2003                      $  1,671,219          $  2,652,889          $  2,141,775         $  2,442,189
Aug-2003                      $  1,761,967          $  2,782,085          $  2,239,868         $  2,547,936
Sep-2003                      $  1,708,579          $  2,700,292          $  2,198,431         $  2,492,646
Oct-2003                      $  1,861,326          $  2,934,407          $  2,383,099         $  2,688,568
Nov-2003                      $  1,918,096          $  3,045,328          $  2,467,699         $  2,785,356
Dec-2003                      $  1,955,691          $  3,099,230          $  2,517,793         $  2,862,789
Jan-2004                      $  1,978,573          $  3,188,488          $  2,627,065         $  2,953,540
Feb-2004                      $  2,019,529          $  3,249,707          $  2,650,709         $  3,004,931
Mar-2004                      $  2,063,555          $  3,292,278          $  2,675,360         $  3,037,384
Apr-2004                      $  2,035,903          $  3,182,974          $  2,538,917         $  2,932,898
May-2004                      $  2,045,676          $  3,231,674          $  2,579,286         $  2,958,415
Jun-2004                      $  2,171,689          $  3,410,708          $  2,687,874         $  3,084,739
Jul-2004                      $  2,044,863          $  3,223,802          $  2,506,980         $  2,922,173
Aug-2004                      $  2,000,489          $  3,195,432          $  2,494,194         $  2,896,750
Sep-2004                      $  2,098,513          $  3,363,831          $  2,611,172         $  3,040,719
Oct-2004                      $  2,138,595          $  3,426,735          $  2,662,612         $  3,090,586
Nov-2004                      $  2,322,941          $  3,719,721          $  2,893,460         $  3,334,743
Dec-2004                      $  2,392,024          $  3,801,555          $  2,979,107         $  3,388,766

SOURCE: LIPPER, INC. THE PERFORMANCE QUOTED IS PAST PERFORMANCE AND IS NOT A GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURNS WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA SHOWN. FOR UP-TO-DATE MONTH-END PERFORMANCE INFORMATION PLEASE CALL 1-800-480-4111.

The Fund commenced operations on 1/1/97.

Returns for the Fund prior to 1/1/97 (offering date of the Shares) are calculated using the historical expenses at the level indicated (absent reimbursements) in the Expense Summary for the Fund as disclosed in the Prospectus. The account was not registered with the SEC and was not subject to investment restrictions of registered mutual funds. If the account had been registered, performance may have been adversely affected.

The graph illustrates comparative performance for $1,000,000 invested in the JPMorgan Trust Small Cap Equity Fund, Russell 2000 Index, S&P Small Cap 600 Index and Lipper Small-Cap Core Funds Index from June 30, 1994 to December 31, 2004. The performance of the Fund assumes reinvestment of all dividends and capital gains. During the year ended December 31, 2004, the Fund changed its benchmark from the S&P Small Cap 600 Index to the Russell 2000 Index.

The performance of the indices does not include a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The Russell 2000 Index is an unmanaged, capitalization weighted price only index, which is comprised of 2000 of the smallest stocks (on the basis of capitalization) in the Russell 3000 Index. The S&P Small Cap 600 Index includes 600 stocks of small U.S. Companies chosen for market size, liquidity, and industry group representation. The Lipper Small-Cap Core Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investor's cannot invest directly in an index.

Select Shares have a $1,000,000 minimum initial deposit and carry no sales charge.

Certain fees and expenses of the Fund are currently being waived and reimbursed as described in the prospectus. Had the expenses not been subsidized or waived, returns would have been lower. Also all performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

JPMORGAN
  U.S. SMALL COMPANY FUND

AS OF DECEMBER 31, 2004                                              (Unaudited)

FUND FACTS

Fund Inception                           11/4/1993
Fiscal Year End                        DECEMBER 31
Net Assets as of 12/31/2004
(In Millions)                              $ 210.8
Primary Benchmark               RUSSELL 2000 INDEX

Q:   HOW DID THE FUND PERFORM?

A: The JPMorgan U.S. Small Company Fund, which seeks to provide high total return from a portfolio of small company stocks, had a return of 13.8% (Institutional Shares) during the year ended delivered December 31, 2004. This compares to an 18.3% return from the Russell 2000 Index, the Fund's benchmark.

Q:   WHY DID THE FUND PERFORM THIS WAY?

A: Stock selection negatively impacted relative performance during the period under review, particularly within the software, consumer cyclical and hardware sectors. In addition, the Fund's overweight position in the health care sector also hindered performance. Going forward, we would anticipate that the Fund's performance will be driven by broader stock selection and sector weightings structured more closely in line with the Russell 2000 benchmark.

     Among the holdings that disappointed during the year was the biopharmaceutical company Adolor. The company's share price declined after it announced that a Phase III trial of a key gastrointestinal drug failed to show significant improvement over the placebo. Maxtor, a hard disk drive manufacturer, was another detractor to the Fund. The company came under pressure as its peer group was hurt by high levels of inventory and weak pricing. Another detractor to performance was Northwest Airlines. In the beginning of the year, airlines expected to break even or post a small profit, reversing a slump that began in 2000. Instead, the industry was beset with rising fuel prices and fare wars that contributed to weaker ticket prices.

     Alternatively, the finance and basic material sectors aided performance. The largest stock contributor to the Fund was Encore Wire, a leading manufacturer of copper electrical wire. Encore was aided by low inventory and higher copper prices, which resulted in record prices for finished goods. Another contributor was biotechnology company AtheroGenics. The company's share price soared after the firm reported positive results in a Phase IIb clinical trial for its anti-inflammatory drug that is used in the treatment of atherosclerosis, a heart disease in which plaque builds up in the inner lining of an artery.

Q:   HOW WAS THE FUND MANAGED?

A: During the period under review, management of the Fund was transitioned to a new team. The Portfolio Managers strive to add value through stock selection rather than market timing or sector bets. To control risk and produce consistent excess returns, holdings in the Fund have increased to approximately 650 names and sector weightings will be within 1% of the Russell 2000 Index. The strategy's targeted tracking error relative to the benchmark is approximately 3%.

[CHART]

PERCENTAGE OF TOTAL PORTFOLIO INVESTMENTS

Consumer Goods & Services                         18.8%
Technology                                        17.6%
Industrial Products & Services                    17.6%
Finance & Insurance                               13.9%
REITs                                              7.6%
Health Services & Systems                          6.4%
Energy                                             6.3%
Pharmaceuticals                                    5.6%
Telecommunications                                 2.6%
Utilities                                          2.1%
Short-Term Investments                             1.5%

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO

 1. Applied Industrial Technologies, Inc.          1.0%

 2. Houston Exploration Co.                        1.0%

 3. Aaron Rents, Inc.                              1.0%

 4. Delphi Financial Group,Inc., Class A           0.9%

 5. Universal Forest Products, Inc.                0.9%

 6. Southwestern Energy Co.                        0.8%

 7. Moog, Inc., Class A                            0.8%

 8. CarrAmerica Realty Corp.                       0.8%

 9. Cash America International,Inc.                0.7%

10. R&G Financial Corp.
    (Puerto Rico), Class B                         0.7%

Top 10 equity holdings comprised 8.6% of the Portfolio's market value of investments ($17,887 in thousands). As of December 31, 2004, the Fund held 726 equity holdings. Portfolio holdings are subject to change at any time.

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2004

                             1 YEAR        3 YEARS        5 YEARS    10 YEARS
                             ------------------------------------------------
INSTITUTIONAL SHARES          13.82%          8.27%          0.90%      10.83%
SELECT SHARES                 13.73%          8.11%          0.74%      10.69%

[CHART]

TEN YEAR PERFORMANCE (12/31/94 TO 12/31/04)

                    JPMORGAN U.S. SMALL
                       COMPANY FUND                                LIPPER SMALL-CAP
                  (INSTITUTIONAL SHARES)    RUSSELL 2000 INDEX     CORE FUNDS INDEX
Dec-1994               $  3,000,000            $  3,000,000          $  3,000,000
Jan-1995               $  2,994,000            $  2,962,200          $  3,030,900
Feb-1995               $  3,135,317            $  3,085,428          $  3,151,530
Mar-1995               $  3,234,393            $  3,138,188          $  3,218,342
Apr-1995               $  3,312,665            $  3,207,856          $  3,272,410
May-1995               $  3,354,736            $  3,263,031          $  3,312,007
Jun-1995               $  3,529,182            $  3,432,383          $  3,443,824
Jul-1995               $  3,709,523            $  3,630,088          $  3,634,268
Aug-1995               $  3,784,827            $  3,705,231          $  3,755,289
Sep-1995               $  3,849,547            $  3,771,554          $  3,819,504
Oct-1995               $  3,722,897            $  3,602,966          $  3,684,294
Nov-1995               $  3,877,397            $  3,754,290          $  3,794,454
Dec-1995               $  3,956,496            $  3,853,404          $  3,921,948
Jan-1996               $  3,982,609            $  3,849,165          $  3,950,578
Feb-1996               $  4,125,983            $  3,969,259          $  4,090,429
Mar-1996               $  4,184,572            $  4,050,232          $  4,192,690
Apr-1996               $  4,399,659            $  4,266,919          $  4,481,985
May-1996               $  4,549,248            $  4,435,036          $  4,684,123
Jun-1996               $  4,363,638            $  4,252,756          $  4,471,463
Jul-1996               $  4,060,802            $  3,881,490          $  4,108,381
Aug-1996               $  4,274,806            $  4,107,005          $  4,317,908
Sep-1996               $  4,447,081            $  4,267,589          $  4,499,260
Oct-1996               $  4,471,095            $  4,201,868          $  4,415,124
Nov-1996               $  4,636,525            $  4,374,985          $  4,574,510
Dec-1996               $  4,780,721            $  4,489,609          $  4,655,479
Jan-1997               $  4,883,029            $  4,579,401          $  4,759,296
Feb-1997               $  4,777,067            $  4,468,122          $  4,634,602
Mar-1997               $  4,543,946            $  4,257,227          $  4,401,018
Apr-1997               $  4,515,774            $  4,269,147          $  4,402,339
May-1997               $  4,978,641            $  4,744,303          $  4,871,628
Jun-1997               $  5,211,641            $  4,947,834          $  5,146,875
Jul-1997               $  5,547,271            $  5,177,908          $  5,456,717
Aug-1997               $  5,658,216            $  5,296,482          $  5,590,406
Sep-1997               $  6,011,289            $  5,684,184          $  6,009,687
Oct-1997               $  5,758,815            $  5,434,649          $  5,770,501
Nov-1997               $  5,784,729            $  5,399,323          $  5,696,639
Dec-1997               $  5,865,715            $  5,493,812          $  5,690,373
Jan-1998               $  5,692,677            $  5,407,009          $  5,607,293
Feb-1998               $  6,227,219            $  5,806,587          $  6,026,158
Mar-1998               $  6,552,903            $  6,045,819          $  6,309,990
Apr-1998               $  6,500,480            $  6,079,071          $  6,370,566
May-1998               $  6,150,754            $  5,751,409          $  6,039,934
Jun-1998               $  6,110,774            $  5,763,487          $  6,018,190
Jul-1998               $  5,580,359            $  5,296,644          $  5,584,278
Aug-1998               $  4,484,376            $  4,268,036          $  4,504,837
Sep-1998               $  4,790,659            $  4,602,223          $  4,694,491
Oct-1998               $  4,935,816            $  4,789,994          $  4,886,965
Nov-1998               $  5,177,671            $  5,040,990          $  5,159,658
Dec-1998               $  5,556,159            $  5,353,027          $  5,483,684
Jan-1999               $  5,565,049            $  5,424,222          $  5,442,557
Feb-1999               $  5,084,228            $  4,984,860          $  4,997,900
Mar-1999               $  5,285,564            $  5,062,624          $  5,020,390
Apr-1999               $  5,569,399            $  5,516,235          $  5,359,267
May-1999               $  5,486,972            $  5,596,772          $  5,470,204
Jun-1999               $  5,899,043            $  5,849,746          $  5,786,381
Jul-1999               $  5,871,318            $  5,689,463          $  5,754,556
Aug-1999               $  5,784,422            $  5,478,953          $  5,543,364
Sep-1999               $  5,949,278            $  5,480,049          $  5,538,929
Oct-1999               $  6,219,970            $  5,501,969          $  5,587,118
Nov-1999               $  7,008,663            $  5,830,437          $  5,947,487
Dec-1999               $  8,017,209            $  6,490,442          $  6,589,221
Jan-2000               $  7,976,321            $  6,385,946          $  6,462,708
Feb-2000               $  9,544,466            $  7,440,266          $  7,373,950
Mar-2000               $  8,682,601            $  6,949,952          $  7,269,240
Apr-2000               $  7,444,462            $  6,531,565          $  6,865,070
May-2000               $  6,926,327            $  6,150,775          $  6,573,304
Jun-2000               $  8,062,938            $  6,687,122          $  7,153,070
Jul-2000               $  7,654,953            $  6,471,797          $  6,930,609
Aug-2000               $  8,531,445            $  6,965,595          $  7,548,127
Sep-2000               $  8,297,684            $  6,760,807          $  7,354,140
Oct-2000               $  7,701,080            $  6,459,275          $  7,132,780
Nov-2000               $  6,521,275            $  5,796,553          $  6,422,355
Dec-2000               $  7,249,049            $  6,294,477          $  7,045,966
Jan-2001               $  7,348,361            $  6,622,419          $  7,296,802
Feb-2001               $  6,583,397            $  6,187,988          $  6,833,456
Mar-2001               $  6,106,100            $  5,885,396          $  6,510,233
Apr-2001               $  6,729,533            $  6,345,634          $  7,029,099
May-2001               $  6,991,312            $  6,501,736          $  7,284,958
Jun-2001               $  7,122,749            $  6,726,046          $  7,510,063
Jul-2001               $  6,734,559            $  6,362,167          $  7,335,830
Aug-2001               $  6,430,157            $  6,156,669          $  7,130,426
Sep-2001               $  5,512,573            $  5,327,982          $  6,196,340
Oct-2001               $  5,811,355            $  5,639,668          $  6,564,403
Nov-2001               $  6,215,244            $  6,076,179          $  7,052,138
Dec-2001               $  6,606,804            $  6,451,079          $  7,547,198
Jan-2002               $  6,470,044            $  6,383,988          $  7,458,141
Feb-2002               $  6,349,054            $  6,209,067          $  7,259,009
Mar-2002               $  6,837,931            $  6,708,275          $  7,816,501
Apr-2002               $  6,779,809            $  6,769,321          $  7,854,802
May-2002               $  6,495,735            $  6,468,763          $  7,561,818
Jun-2002               $  6,164,452            $  6,147,912          $  7,138,356
Jul-2002               $  5,306,977            $  5,219,578          $  6,168,253
Aug-2002               $  5,359,516            $  5,206,007          $  6,200,945
Sep-2002               $  5,033,121            $  4,832,215          $  5,761,918
Oct-2002               $  5,112,141            $  4,987,329          $  5,966,466
Nov-2002               $  5,449,031            $  5,432,199          $  6,406,791
Dec-2002               $  5,261,040            $  5,129,626          $  6,095,421
Jan-2003               $  5,028,502            $  4,987,535          $  5,917,435
Feb-2003               $  4,795,682            $  4,836,912          $  5,732,811
Mar-2003               $  4,816,783            $  4,899,308          $  5,780,967
Apr-2003               $  5,234,398            $  5,363,762          $  6,262,521
May-2003               $  5,784,534            $  5,939,294          $  6,812,371
Jun-2003               $  5,927,412            $  6,046,795          $  6,969,055
Jul-2003               $  6,197,109            $  6,425,324          $  7,326,568
Aug-2003               $  6,508,823            $  6,719,604          $  7,643,808
Sep-2003               $  6,323,973            $  6,595,292          $  7,477,937
Oct-2003               $  6,984,828            $  7,149,296          $  8,065,703
Nov-2003               $  7,153,861            $  7,403,096          $  8,356,069
Dec-2003               $  7,367,046            $  7,553,379          $  8,588,367
Jan-2004               $  7,451,767            $  7,881,196          $  8,860,619
Feb-2004               $  7,568,760            $  7,952,126          $  9,014,793
Mar-2004               $  7,642,934            $  8,026,081          $  9,112,153
Apr-2004               $  7,260,787            $  7,616,751          $  8,798,695
May-2004               $  7,271,678            $  7,737,857          $  8,875,244
Jun-2004               $  7,478,921            $  8,063,621          $  9,254,217
Jul-2004               $  7,022,707            $  7,520,939          $  8,766,519
Aug-2004               $  6,974,952            $  7,482,583          $  8,690,251
Sep-2004               $  7,320,212            $  7,833,516          $  9,122,156
Oct-2004               $  7,452,708            $  7,987,836          $  9,271,759
Nov-2004               $  8,105,565            $  8,680,381          $ 10,004,228
Dec-2004               $  8,387,371            $  8,937,321          $ 10,166,297

SOURCE: LIPPER, INC. THE PERFORMANCE QUOTED IS PAST PERFORMANCE AND IS NOT A GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURNS WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA SHOWN. FOR UP-TO-DATE MONTH-END PERFORMANCE INFORMATION PLEASE CALL 1-800-480-4111.

The Fund commenced operations on 11/4/93.

Returns for the Institutional Shares prior to 9/10/01 (offering date of the Institutional Shares) are calculated using the historical expenses of the J.P. Morgan Institutional U.S. Small Company Fund, which are similar to the expenses of the Institutional Shares.

Returns for the Select Shares prior to 9/10/01 (offering date of the Select Shares) are calculated using the historical expenses of the J.P. Morgan U.S. Small Company Fund, which are similar to the expenses of the Select Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Shares of the JPMorgan U.S. Small Company Fund, Russell 2000 Index, and Lipper Small-Cap Core Funds Index from December 31, 1994 to December 31, 2004.

The performance of the Fund assumes reinvestment of all dividends and capital gains and does not include a sales charge. The performance of the indices does not include a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The Russell 2000 Index is an unmanaged, capitalization weighted price only index, which is comprised of 2000 of the smallest stocks (on the basis of capitalization) in the Russell 3000 Index. The Lipper Small-Cap Core Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Shares have a $3,000,000 minimum initial deposit and carry no sales charge.

Certain fees and expenses of the Fund are currently being waived and reimbursed as described in the prospectus. Had the expenses not been subsidized or waived, returns would have been lower. Also all performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

JPMORGAN U.S. SMALL
  COMPANY OPPORTUNITIES FUND

AS OF DECEMBER 31, 2004                                              (Unaudited)

FUND FACTS

Fund Inception                     6/16/1997
Fiscal Year End                  DECEMBER 31
Net Assets as of 12/31/2004
(In Millions)                          $ 6.6
Primary Benchmark               RUSSELL 2000
                                GROWTH INDEX

Q:   HOW DID THE FUND PERFORM?

A: The U.S. Small Company Opportunities Fund, which seeks to provide capital appreciation from a portfolio of small-cap growth stocks, rose 18.9% in the year ended December 31, 2004. This compares to a gain of 14.3% for the Russell 2000 Growth Index, the Fund's benchmark.

Q:   WHY DID THE FUND PERFORM IN THIS WAY?

A: The U.S. equity markets recorded another year of gains as strong earnings growth and healthy corporate balance sheets kept investors' minds off increasing short-term interest rates, high oil prices and the twin deficits. The Fund outperformed both its benchmark and the Lipper Small Cap Growth Index. The Fund's positive performance relative to the benchmark is attributable to stock selection rather than sector weightings, with names in the consumer discretionary and financial sectors doing particularly well.

     At the stock level, Psychiatric Solutions and Alliance Data Systems positively contributed to the Fund's performance. Psychiatric Solutions owns inpatient behavioral care facilities and also manages psychiatric units for third parties. Shares of the company advanced after it reported strong earnings throughout the year and increased its 2005 earnings outlook. During the year the firm acquired four psychiatric facilities and an inpatient management contract from Heartland. Additionally, the company participated in a successful secondary offering before year end, and net proceeds will be used to reduce debt. Alliance Data Systems, the largest U.S. specialty retail credit card processing company, reported stellar earnings throughout the year. The company offers a combination of strong earnings visibility as approximately 90% of its annual revenue is recurring.

     Despite the Fund's positive return for the period, a number of individual holdings, particularly in the technology sector, performed poorly. In particular, shares of Staktek Holdings declined after the company lowered quarterly earnings guidance. Staktek attributed the shortfall to a shortage of DRAM, with license revenues from Samsung making up the bulk of that business. Additionally, the company continues to experience market share erosion. As a result of these issues we exited our position. Another detractor from performance was chip-maker Conexant Systems, whose share price declined significantly during the year. The company's balance sheet has been severely impacted by increased inventories as demand continues to weaken for many of its products. Given the uncertainty about when sales will pick up and the lack of any near term growth drivers, we exited our position.

Q:   HOW WAS THE FUND MANAGED?

A: The Portfolio Managers utilize a "bottom up" approach to construct the Fund's portfolio, basing their stock selection on a combination of proprietary company research complemented by research derived from third-party sources. The research process is designed to identify companies with predictable and durable business models deemed capable of achieving sustainable growth. Potential investments are subjected to rigorous financial analysis and a disciplined approach to valuation.

[CHART]

PERCENTAGE OF TOTAL PORTFOLIO INVESTMENTS

Technology                                        24.1%
Consumer Goods & Services                         24.0%
Health Services & Systems                         13.2%
Finance & Insurance                                8.5%
Pharmaceuticals                                    8.2%
Industrial Products & Services                     7.9%
Telecommunications                                 6.1%
Energy                                             6.0%
REITs                                              1.4%
Short-Term Investments                             0.6%

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO

 1. Psychiatric Solutions, Inc.                    1.5%

 2. Aeroflex, Inc.                                 1.4%

 3. General Cable Corp.                            1.3%

 4. The Pantry, Inc.                               1.3%

 5. Genesco, Inc.                                  1.3%

 6. Inter-Tel, Inc.                                1.3%

 7. Unit Corp.                                     1.3%

 8. Champion Enterprises, Inc.                     1.2%

 9. Sunrise Senior Living, Inc.                    1.2%

10. Tech Data Corp.                                1.2%

Top 10 equity holdings comprised 13.0% of the Portfolio's market value of investments ($870 in thousands). As of December 31, 2004, the Fund held 125 equity holdings. Portfolio holdings are subject to change at any time.

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2004

                                                                         SINCE
                                                                     INCEPTION
                            1 YEAR       3 YEARS        5 YEARS      (6/16/97)
                            --------------------------------------------------
SELECT SHARES                18.85%         0.76%         (9.62%)         2.61%

[CHART]

LIFE OF FUND PERFORMANCE (06/16/97 TO 12/31/04)

                        JPMORGAN U.S.
                        SMALL COMPANY
                      OPPORTUNITIES FUND     RUSSELL 2000 GROWTH      LIPPER SMALL-CAP
                       (SELECT SHARES)              INDEX            GROWTH FUNDS INDEX
Jun-1997                $   1,000,000           $   1,000,000          $   1,000,000
Jun-1997                $   1,028,000           $   1,000,000          $   1,000,000
Jul-1997                $   1,092,970           $   1,051,200          $   1,060,200
Aug-1997                $   1,114,938           $   1,082,736          $   1,077,057
Sep-1997                $   1,222,976           $   1,169,138          $   1,167,745
Oct-1997                $   1,151,921           $   1,098,873          $   1,108,074
Nov-1997                $   1,136,946           $   1,072,720          $   1,083,031
Dec-1997                $   1,183,902           $   1,073,364          $   1,068,627
Jan-1998                $   1,182,955           $   1,059,088          $   1,052,811
Feb-1998                $   1,288,947           $   1,152,605          $   1,137,878
Mar-1998                $   1,363,964           $   1,200,899          $   1,189,310
Apr-1998                $   1,360,963           $   1,208,225          $   1,197,992
May-1998                $   1,256,986           $   1,120,508          $   1,113,175
Jun-1998                $   1,268,047           $   1,131,937          $   1,145,791
Jul-1998                $   1,186,005           $   1,037,420          $   1,059,627
Aug-1998                $     905,040           $     797,984          $     828,205
Sep-1998                $   1,012,016           $     878,899          $     872,513
Oct-1998                $   1,045,008           $     924,778          $     906,890
Nov-1998                $   1,131,012           $     996,540          $     980,621
Dec-1998                $   1,245,696           $   1,086,727          $   1,078,879
Jan-1999                $   1,303,248           $   1,135,630          $   1,104,988
Feb-1999                $   1,189,213           $   1,031,720          $     998,688
Mar-1999                $   1,229,290           $   1,068,449          $   1,043,829
Apr-1999                $   1,274,528           $   1,162,793          $   1,084,538
May-1999                $   1,250,949           $   1,164,654          $   1,090,503
Jun-1999                $   1,389,679           $   1,226,031          $   1,192,574
Jul-1999                $   1,384,537           $   1,188,147          $   1,188,400
Aug-1999                $   1,361,969           $   1,143,710          $   1,171,762
Sep-1999                $   1,412,362           $   1,165,784          $   1,214,297
Oct-1999                $   1,485,381           $   1,195,628          $   1,285,091
Nov-1999                $   1,688,879           $   1,322,005          $   1,447,269
Dec-1999                $   2,013,650           $   1,555,075          $   1,739,039
Jan-2000                $   2,083,524           $   1,540,613          $   1,720,953
Feb-2000                $   2,616,906           $   1,899,113          $   2,225,192
Mar-2000                $   2,220,183           $   1,699,517          $   2,050,514
Apr-2000                $   1,849,190           $   1,527,865          $   1,797,071
May-2000                $   1,634,314           $   1,394,024          $   1,650,070
Jun-2000                $   2,042,403           $   1,574,132          $   1,940,648
Jul-2000                $   1,863,488           $   1,439,229          $   1,814,312
Aug-2000                $   2,193,512           $   1,590,636          $   2,009,350
Sep-2000                $   2,084,494           $   1,511,582          $   1,909,887
Oct-2000                $   1,851,239           $   1,388,841          $   1,766,646
Nov-2000                $   1,401,018           $   1,136,628          $   1,465,786
Dec-2000                $   1,577,967           $   1,206,189          $   1,595,362
Jan-2001                $   1,607,475           $   1,303,770          $   1,644,020
Feb-2001                $   1,341,277           $   1,125,023          $   1,433,585
Mar-2001                $   1,155,510           $   1,022,758          $   1,294,384
Apr-2001                $   1,349,173           $   1,147,944          $   1,434,178
May-2001                $   1,380,879           $   1,174,576          $   1,473,044
Jun-2001                $   1,385,436           $   1,206,642          $   1,510,165
Jul-2001                $   1,261,994           $   1,103,716          $   1,426,049
Aug-2001                $   1,179,333           $   1,034,733          $   1,341,627
Sep-2001                $     940,282           $     867,727          $   1,132,199
Oct-2001                $   1,021,805           $     951,203          $   1,215,189
Nov-2001                $   1,123,781           $   1,030,628          $   1,309,366
Dec-2001                $   1,187,274           $   1,094,836          $   1,388,713
Jan-2002                $   1,119,244           $   1,055,860          $   1,346,774
Feb-2002                $   1,040,001           $     987,546          $   1,265,294
Mar-2002                $   1,138,593           $   1,073,364          $   1,368,796
Apr-2002                $   1,085,307           $   1,050,179          $   1,332,659
May-2002                $   1,011,723           $     988,744          $   1,279,220
Jun-2002                $     933,517           $     904,898          $   1,184,174
Jul-2002                $     796,477           $     765,815          $   1,016,258
Aug-2002                $     808,902           $     765,433          $   1,014,733
Sep-2002                $     761,338           $     710,168          $     953,241
Oct-2002                $     780,600           $     746,103          $     993,944
Nov-2002                $     836,101           $     820,042          $   1,077,237
Dec-2002                $     797,557           $     763,459          $   1,005,277
Jan-2003                $     752,255           $     742,693          $     978,738
Feb-2003                $     703,509           $     722,863          $     948,201
Mar-2003                $     722,785           $     733,778          $     967,734
Apr-2003                $     768,104           $     803,193          $   1,047,669
May-2003                $     850,829           $     893,713          $   1,154,531
Jun-2003                $     863,251           $     910,962          $   1,193,670
Jul-2003                $     888,199           $     979,831          $   1,263,499
Aug-2003                $     931,277           $   1,032,448          $   1,330,465
Sep-2003                $     898,403           $   1,006,327          $   1,297,736
Oct-2003                $     975,485           $   1,093,273          $   1,415,310
Nov-2003                $   1,003,775           $   1,128,914          $   1,452,958
Dec-2003                $   1,021,943           $   1,133,994          $   1,454,992
Jan-2004                $   1,083,157           $   1,193,529          $   1,523,085
Feb-2004                $   1,077,525           $   1,191,738          $   1,517,298
Mar-2004                $   1,083,236           $   1,197,340          $   1,506,828
Apr-2004                $   1,032,215           $   1,137,233          $   1,433,144
May-2004                $   1,059,363           $   1,159,864          $   1,463,097
Jun-2004                $   1,089,978           $   1,198,488          $   1,504,795
Jul-2004                $     995,913           $   1,090,863          $   1,372,072
Aug-2004                $   1,002,685           $   1,067,410          $   1,327,617
Sep-2004                $   1,055,928           $   1,126,438          $   1,403,424
Oct-2004                $   1,099,010           $   1,153,810          $   1,442,720
Nov-2004                $   1,178,358           $   1,251,307          $   1,543,711
Dec-2004                $   1,214,235           $   1,296,229          $   1,611,788

SOURCE: LIPPER, INC. THE PERFORMANCE QUOTED IS PAST PERFORMANCE AND IS NOT A GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURNS WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA SHOWN. FOR UP-TO-DATE MONTH-END PERFORMANCE INFORMATION PLEASE CALL 1-800-480-4111.

The Fund commenced operations on 6/16/97.

Returns for the Select Shares prior to 9/10/01 (offering date of the Select Shares) are calculated using the historical expenses of the J.P. Morgan U.S. Small Company Opportunities Fund, which are similar to the expenses of the Select Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Shares of the JPMorgan U.S. Small Company Opportunities Fund, Russell 2000 Growth Index, and Lipper Small-Cap Growth Funds Index from June 16, 1997 to December 31, 2004. The performance of the Fund assumes reinvestment of all dividends and capital gains and does not include a sales charge. The performance of the indices does not include a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The Russell 2000 Growth measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth rates. The Lipper Small-Cap Growth Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Select Shares have a $1,000,000 minimum initial deposit and carry no sales charge.

Certain fees and expenses of the Fund are currently being waived and reimbursed as described in the prospectus. Had the expenses not been subsidized or waived, returns would have been lower. Also all performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

JPMORGAN DYNAMIC SMALL CAP FUND

PORTFOLIO OF INVESTMENTS                                 AS OF DECEMBER 31, 2004
(Amounts in thousands)

SHARES       ISSUER                                                        VALUE
--------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- 101.1%

             COMMON STOCKS -- 101.1%

             AEROSPACE -- 2.1%
        41   Engineered Support Systems, Inc. (l)                    $     2,439
        39   United Industrial Corp. (l)                                   1,526
             -------------------------------------------------------------------
                                                                           3,965
             -------------------------------------------------------------------

             AIRLINES -- 0.8%
        13   Republic Airways Holdings, Inc.*                                171
        65   SkyWest, Inc. (l)                                             1,308
             -------------------------------------------------------------------
                                                                           1,479
             -------------------------------------------------------------------

             APPLIANCES & HOUSEHOLD DURABLES -- 0.6%
       132   Jacuzzi Brands, Inc.*                                         1,148

             AUTOMOTIVE -- 2.0%
        25   Oshkosh Truck Corp.                                           1,720
        57   Winnebago Industries, Inc. (l)                                2,211
             -------------------------------------------------------------------
                                                                           3,931
             -------------------------------------------------------------------

             BANKING -- 3.7%
        49   Central Pacific Financial Corp. (l)                           1,780
        38   East-West Bancorp, Inc.                                       1,614
        43   MB Financial, Inc.                                            1,808
         1   Santander BanCorp (Puerto Rico)                                  36
        44   Texas Capital Bancshares, Inc.*                                 960
        28   Texas Regional Bancshares, Inc., Class A                        921
             -------------------------------------------------------------------
                                                                           7,119
             -------------------------------------------------------------------

             BIOTECHNOLOGY -- 1.2%
        43   Alexion Pharmaceuticals, Inc.*                                1,086
        88   Incyte Corp.* (l)                                               879
        14   Telik, Inc.* (l)                                                268
             -------------------------------------------------------------------
                                                                           2,233
             -------------------------------------------------------------------

             BROADCASTING/CABLE -- 0.8%
        61   Salem Communications Corp., Class A*                          1,511

             BUSINESS SERVICES -- 2.4%
        41   Alliance Data Systems Corp.*                                  1,954
        75   Learning Tree International, Inc.* (l)                        1,006
        86   LECG Corp*                                                    1,609
             -------------------------------------------------------------------
                                                                           4,569
             -------------------------------------------------------------------

             COMPUTER NETWORKS -- 1.1%
        52   Avocent Corp.*                                          $     2,093

             COMPUTER SOFTWARE -- 10.5%
        46   Ansys, Inc.*                                                  1,475
       224   Aspen Technology, Inc.*                                       1,389
        86   DSP Group, Inc.*                                              1,929
       123   Epicor Software Corp.*                                        1,739
        18   Global Payments, Inc.                                         1,077
        45   Hyperion Solutions Corp.*                                     2,078
        25   Kronos, Inc.* (l)                                             1,283
       200   Lawson Software, Inc.*                                        1,375
       114   Packeteer, Inc.*                                              1,652
        94   Serena Software, Inc.* (l)                                    2,028
        43   Take-Two Interactive Software, Inc.* (l)                      1,503
        77   THQ, Inc.* (l)                                                1,769
        26   Verint Systems, Inc.*                                           952
             -------------------------------------------------------------------
                                                                          20,249
             -------------------------------------------------------------------

             COMPUTERS/COMPUTER HARDWARE -- 1.3%
        53   Tech Data Corp.*                                              2,420

             CONSTRUCTION -- 0.6%
       100   Champion Enterprises, Inc.* (l)                               1,184

             CONSTRUCTION MATERIALS -- 1.2%
        27   Eagle Materials, Inc. (l)                                     2,349

             CONSUMER SERVICES -- 4.3%
        27   Arbitron, Inc.*                                               1,042
       171   Educate, Inc.*                                                2,259
        71   Jackson Hewitt Tax Service, Inc.                              1,798
        32   Ritchie Bros. Auctioneers, Inc. (Canada) (l)                  1,066
        53   Universal Technical Institute, Inc.* (l)                      2,007
             -------------------------------------------------------------------
                                                                           8,172
             -------------------------------------------------------------------

             DISTRIBUTION -- 1.0%
        30   Scansource, Inc.*                                             1,859

             ELECTRONICS/ELECTRICAL EQUIPMENT -- 2.6%
        51   Paxar Corp.*                                                  1,140
       184   TTM Technologies, Inc.*                                       2,172

                                              SEE NOTES TO FINANCIAL STATEMENTS.

SHARES       ISSUER                                                        VALUE
--------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- CONTINUED

             ELECTRONICS/ELECTRICAL EQUIPMENT -- CONTINUED
        39   Varian, Inc.*                                           $     1,608
                                                                           4,920
             -------------------------------------------------------------------

             ENTERTAINMENT/LEISURE -- 5.1%
        60   Carmike Cinemas, Inc.                                         2,201
       123   K2, Inc.*                                                     1,955
        66   LIFE TIME FITNESS, Inc.*                                      1,703
       144   Lions Gate Entertainment Corp.
             (Canada)* (l)                                                 1,532
        38   Penn National Gaming, Inc.*                                   2,307
             -------------------------------------------------------------------
                                                                           9,698
             -------------------------------------------------------------------

             ENVIRONMENTAL SERVICES -- 0.5%
        29   Waste Connections, Inc.*                                      1,010

             FINANCIAL SERVICES -- 0.7%
        27   Calamos Asset Management, Inc., Class A*                        721
        29   Marlin Business Services, Inc.*                                 549
             -------------------------------------------------------------------
                                                                           1,270
             -------------------------------------------------------------------

             FOOD/BEVERAGE PRODUCTS -- 0.8%
        46   United Natural Foods, Inc.* (l)                               1,443

             HEALTH CARE/HEALTH CARE SERVICES -- 12.8%
        66   Abaxis, Inc.*                                                   955
        23   Advanced Medical Optics, Inc.*                                  954
        63   Amedisys, Inc.* (l)                                           2,024
        15   AMERIGROUP Corp.*                                             1,150
        69   ArthroCare Corp.* (l)                                         2,209
        20   Cooper Companies, Inc.                                        1,384
        42   Covance, Inc.*                                                1,620
        51   Gentiva Health Services* (l)                                    858
        56   Immucor, Inc.*                                                1,328
        76   Kyphon, Inc.* (l)                                             1,958
        85   Psychiatric Solutions, Inc.* (l)                              3,092
        49   Sunrise Senior Living, Inc.* (l)                              2,289
        21   Symmetry Medical, Inc.*                                         438
        25   TECHNE Corp.*                                                   986
        86   TriPath Imaging, Inc.* (l)                                      768
        73   VCA Antech, Inc.* (l)                                         1,431
        21   Ventana Medical Systems, Inc.* (l)                            1,334
             -------------------------------------------------------------------
                                                                          24,778
             -------------------------------------------------------------------

             HOTELS/OTHER LODGING -- 2.0%
        46   Gaylord Entertainment Co.*                              $     1,898
        99   Orient-Express Hotels LTD (Bermuda),
             Class A                                                       2,030
             -------------------------------------------------------------------
                                                                           3,928
             -------------------------------------------------------------------

             INSURANCE -- 2.6%
        45   Direct General Corp. (l)                                      1,457
        42   Infinity Property & Casualty Corp.                            1,492
        51   ProAssurance Corp.* (l)                                       1,984
             -------------------------------------------------------------------
                                                                           4,933
             -------------------------------------------------------------------

             INTERNET SERVICES/SOFTWARE -- 2.6%
        46   Equinix, Inc.* (l)                                            1,957
        22   F5 Networks, Inc.* (l)                                        1,077
       127   Sapient Corp.*                                                1,005
        39   WebEx Communications, Inc.* (l)                                 918
             -------------------------------------------------------------------
                                                                           4,957
             -------------------------------------------------------------------

             INVESTMENT COMPANY-- 0.0% ^
         4   Apollo Investment Corp.                                          53

             MACHINERY & ENGINEERING EQUIPMENT -- 0.7%
        34   Cascade Corp. (l)                                             1,362

             MANUFACTURING -- 1.4%
        36   Gardner Denver, Inc.*                                         1,318
        94   General Cable Corp.* (l)                                      1,303
             -------------------------------------------------------------------
                                                                           2,621
             -------------------------------------------------------------------

             METALS/MINING -- 1.0%
        54   Arch Coal, Inc.                                               1,907

             MULTI-MEDIA -- 0.4%
        50   Gray Television, Inc.                                           775

             OIL & GAS -- 7.5%
        32   Headwaters, Inc.* (l)                                           922
        66   Key Energy Services, Inc.*                                      781
        20   Newfield Exploration Co.*                                     1,157
        57   Oceaneering International, Inc.*                              2,109
        62   Spinnaker Exploration Co.*                                    2,188

SEE NOTES TO FINANCIAL STATEMENTS.

SHARES       ISSUER                                                        VALUE
--------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- CONTINUED

             OIL & GAS -- CONTINUED
        38   Swift Energy Co.* (l)                                   $     1,097
        68   Unit Corp.*                                                   2,578
        57   Universal Compression Holding, Inc.*                          1,983
        80   W-H Energy Services, Inc.*                                    1,782
             -------------------------------------------------------------------
                                                                          14,597
             -------------------------------------------------------------------

             PHARMACEUTICALS -- 6.4%
        52   Able Laboratories, Inc.* (l)                                  1,178
       113   Adolor Corp.*                                                 1,117
        36   AtheroGenics, Inc.* (l)                                         849
        93   Cubist Pharmaceuticals, Inc.* (l)                             1,094
        47   CV Therapeutics, Inc.*                                        1,090
        89   Cypress Bioscience, Inc.*                                     1,254
        13   Idenix Pharmaceuticals, Inc.* (l)                               228
        68   Nabi Biopharmaceuticals*                                        996
        33   Onyx Pharmaceuticals, Inc.* (l)                               1,059
        18   Pharmion Corp.*                                                 756
        39   Rigel Pharmaceuticals, Inc.* (l)                                940
        19   United Therapeutics Corp.* (l)                                  844
        40   Valeant Pharmaceuticals International                         1,049
             -------------------------------------------------------------------
                                                                          12,454
             -------------------------------------------------------------------

             REAL ESTATE INVESTMENT TRUST -- 0.4%
        26   Global Signal, Inc. +                                           716

             RESTAURANTS/FOOD SERVICES -- 1.1%
        63   Rare Hospitality International, Inc.*                         2,022

             RETAILING -- 4.4%
        28   Aeropostale, Inc.*                                              828
        27   Cost Plus, Inc.*                                                864
        52   Genesco, Inc.* (l)                                            1,613
        27   Guitar Center, Inc.* (l)                                      1,444
        28   The Children's Place Retail Stores, Inc.* (l)                 1,052
        87   The Pantry, Inc.*                                             2,624
             -------------------------------------------------------------------
                                                                           8,425
             -------------------------------------------------------------------

             SEMI-CONDUCTORS -- 4.6%
       133   Credence Systems Corp.* (l)                                   1,216
        49   Cymer, Inc.* (l)                                              1,450
       148   Entegris, Inc.*                                               1,470
       103   Mattson Technology, Inc.*                                     1,163
        86   Micrel, Inc.*                                           $       946
        46   Power Integrations, Inc.*                                       906
        46   Semtech Corp.*                                                1,010
        16   Varian Semiconductor
             Equipment Associates, Inc.*                                     586
             -------------------------------------------------------------------
                                                                           8,747
             -------------------------------------------------------------------

             SHIPPING/TRANSPORTATION -- 0.6%
        16   UTI Worldwide, Inc. (Virgin Islands) (l)                      1,116

             TELECOMMUNICATIONS -- 5.7%
       202   Aeroflex, Inc.*                                               2,443
       176   Atheros Communications, Inc.*                                 1,805
       119   Nextel Partners, Inc., Class A*                               2,316
        71   Symmetricom, Inc.*                                              692
        87   Tekelec*                                                      1,770
        84   Viasat, Inc.*                                                 2,031
             -------------------------------------------------------------------
                                                                          11,057
             -------------------------------------------------------------------

             TELECOMMUNICATIONS EQUIPMENT -- 2.1%
       176   C-COR.net Corp.*                                              1,636
        91   Inter-Tel, Inc. (l)                                           2,486
             -------------------------------------------------------------------
                                                                           4,122
             -------------------------------------------------------------------

             TRANSPORTATION -- 1.5%
        43   Heartland Express, Inc.                                         966
        95   Sirva, Inc.*                                                  1,829
             -------------------------------------------------------------------
                                                                           2,795
             -------------------------------------------------------------------
             Total Common Stocks
             (Cost $165,181)                                             193,987
             -------------------------------------------------------------------

                                              SEE NOTES TO FINANCIAL STATEMENTS.

SHARES       ISSUER                                                        VALUE
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENT -- 2.3%

             MONEY MARKET FUND -- 2.3%
     4,464   JPMorgan Prime Money Market Fund (a)
             (Cost $4,464)                                           $     4,464
             -------------------------------------------------------------------
             TOTAL INVESTMENTS -- 103.4%
             (COST $169,645)                                         $   198,451
             -------------------------------------------------------------------
             LIABILITIES IN EXCESS OF OTHER ASSETS -- (3.4)%              (6,607)
             -------------------------------------------------------------------
             NET ASSETS -- 100.0%                                    $   191,844
             -------------------------------------------------------------------
             Percentages indicated are based on net assets.

SHARES       COLLATERAL INVESTMENTS                                        VALUE
--------------------------------------------------------------------------------
             MONEY MARKET FUND (c)
       300   Barclays Global Investors
             Prime Money Market Fund                                 $       300

             CERTIFICATES OF DEPOSIT (c)
     1,800   Depfa Bank NY,
             2.21%, 01/18/05                                               1,800
     1,800   Washington Mutual Bank FA,
             2.21%, 01/18/05                                               1,800
                                                                           3,600
             -------------------------------------------------------------------

PRINCIPAL
AMOUNT
(USD)
--------------------------------------------------------------------------------
             REPURCHASE AGREEMENT (c)
$   37,570   Cantor Fitzgerald Securities, Inc.,
             2.35%, dated 12/31/04, due 01/03/05,
             proceeds $37,578 collateralized by
             U.S. Government Agency Securities                            37,570
                                                                     $    41,470
             -------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN MID CAP EQUITY FUND

PORTFOLIO OF INVESTMENTS                                 AS OF DECEMBER 31, 2004
(Amounts in thousands)

SHARES       ISSUER                                                        VALUE
--------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- 97.5%

             COMMON STOCKS -- 97.5%

             AEROSPACE -- 1.0%
        27   Rockwell Collins, Inc.                                  $     1,055
        28   United Defense Industries, Inc.*                              1,318
             -------------------------------------------------------------------
                                                                           2,373
             -------------------------------------------------------------------

             AIRLINES -- 0.5%
        52   SkyWest, Inc. (l)                                             1,041

             APPAREL -- 2.7%
        26   Coach, Inc.*                                                  1,461
        34   Columbia Sportswear Co.*                                      2,009
        50   VF Corp.                                                      2,769
             -------------------------------------------------------------------
                                                                           6,239
             -------------------------------------------------------------------

             AUTOMOTIVE -- 2.4%
        29   Autoliv, Inc. (Sweden)                                        1,404
        18   BorgWarner, Inc.                                                953
        20   Genuine Parts Co.                                               859
        20   Oshkosh Truck Corp. (l)                                       1,333
        13   Polaris Industries, Inc.                                        884
             -------------------------------------------------------------------
                                                                           5,433
             -------------------------------------------------------------------

             BANKING -- 6.0%
        17   BOK Financial Corp.*                                            850
        16   Cullen/Frost Bankers, Inc.                                      787
        17   Doral Financial Corp. (Puerto Rico)                             859
        29   M&T Bank Corp.                                                3,118
        97   North Fork Bancorporation, Inc.                               2,793
        20   Northern Trust Corp.                                            991
        17   TCF Financial Corp.                                             540
        15   Webster Financial Corp.                                         775
        57   Wilmington Trust Corp.                                        2,071
        13   Zions Bancorporation                                            878
             -------------------------------------------------------------------
                                                                          13,662
             -------------------------------------------------------------------

             BIOTECHNOLOGY -- 0.7%
        14   Genzyme Corp.*                                                  837
        12   Invitrogen Corp.*                                               832
             -------------------------------------------------------------------
                                                                           1,669
             -------------------------------------------------------------------

             BROADCASTING/CABLE -- 0.4%
        30   Univision Communications, Inc., Class A*                        885

             BUSINESS SERVICES -- 3.3%
        35   Affiliated Computer Services, Inc.,
             Class A*                                                $     2,131
        18   Alliance Data Systems Corp.*                                    855
        18   ChoicePoint, Inc.*                                              842
        48   IMS Health, Inc.                                              1,102
        63   Interactive Data Corp.*                                       1,374
        23   Manpower, Inc.                                                1,096
             -------------------------------------------------------------------
                                                                           7,400
             -------------------------------------------------------------------

             CHEMICALS -- 2.0%
        19   Albemarle Corp.                                                 728
        17   Ashland, Inc.                                                 1,016
        17   International Flavors & Fragrances, Inc.                        720
        23   Sigma-Aldrich Corp.                                           1,402
        15   The Sherwin-Williams Co.                                        687
             -------------------------------------------------------------------
                                                                           4,553
             -------------------------------------------------------------------

             COMPUTER NETWORKS -- 0.8%
        28   Juniper Networks, Inc.*                                         765
        30   Network Appliance, Inc.*                                        992
             -------------------------------------------------------------------
                                                                           1,757
             -------------------------------------------------------------------

             COMPUTER SOFTWARE -- 3.0%
        24   Adobe Systems, Inc.                                           1,525
        25   Cognos, Inc. (Canada)*                                        1,108
        73   Computer Associates International, Inc.                       2,254
        18   Dun & Bradstreet Corp.*                                       1,065
        24   Fiserv, Inc.*                                                   971
             -------------------------------------------------------------------
                                                                           6,923
             -------------------------------------------------------------------

             COMPUTERS/COMPUTER HARDWARE -- 2.7%
        18   Apple Computer, Inc.*                                         1,133
        12   Lexmark International, Inc., Class A*                         1,012
        28   NCR Corp.*                                                    1,942
        26   Tech Data Corp.*                                              1,165
        15   Zebra Technologies Corp., Class A*                              863
             -------------------------------------------------------------------
                                                                           6,115
             -------------------------------------------------------------------

             CONSTRUCTION MATERIALS -- 1.5%
        14   American Standard Companies, Inc.*                              591
        25   Florida Rock Industries, Inc.                                 1,471
        24   Vulcan Materials Co.                                          1,332
             -------------------------------------------------------------------
                                                                           3,394
             -------------------------------------------------------------------

                                              SEE NOTES TO FINANCIAL STATEMENTS.

SHARES       ISSUER                                                        VALUE
--------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- CONTINUED

             CONSUMER PRODUCTS -- 1.0%
        14   Clorox Co.                                              $       813
        18   Fortune Brands, Inc.                                          1,397
             -------------------------------------------------------------------
                                                                           2,210
             -------------------------------------------------------------------

             ELECTRONICS/ELECTRICAL EQUIPMENT -- 2.7%
        56   Amphenol Corp., Class A*                                      2,043
        45   Arrow Electronics, Inc.*                                      1,103
        23   Fisher Scientific International*                              1,444
        47   Flextronics International LTD (Singapore)*                      656
        34   Jabil Circuit, Inc.*                                            876
             -------------------------------------------------------------------
                                                                           6,122
             -------------------------------------------------------------------

             ENTERTAINMENT/LEISURE -- 1.3%
        27   Brunswick Corp.                                               1,326
        10   International Speedway Corp., Class A                           544
        20   Royal Caribbean Cruises LTD (l)                               1,078
             -------------------------------------------------------------------
                                                                           2,948
             -------------------------------------------------------------------

             ENVIRONMENTAL SERVICES -- 0.7%
        50   Republic Services, Inc.                                       1,677

             FINANCIAL SERVICES -- 4.4%
        42   AmeriCredit Corp.*                                            1,033
        95   Ameritrade Holding Corp.*                                     1,357
        26   CIT Group, Inc.                                               1,178
        46   Golden West Financial Corp.                                   2,812
        18   Legg Mason, Inc.                                              1,326
        36   T. Rowe Price Group, Inc.                                     2,249
             -------------------------------------------------------------------
                                                                           9,955
             -------------------------------------------------------------------

             FOOD/BEVERAGE PRODUCTS -- 1.9%
        18   Brown-Forman Corp., Class B                                     899
        36   Dean Foods Co.*                                               1,193
        38   Hormel Foods Corp.                                            1,185
        22   The J.M. Smucker Co.                                          1,056
             -------------------------------------------------------------------
                                                                           4,333
             -------------------------------------------------------------------

             HEALTH CARE/HEALTH CARE SERVICES -- 8.7%
        12   Aetna, Inc.                                                   1,485
        13   Bausch & Lomb, Inc.                                             835
        12   Beckman Coulter, Inc.                                           814
        21   Biomet, Inc.                                                    922
        48   Caremark Rx, Inc.*                                      $     1,901
        19   Covance, Inc.*                                                  738
        37   Coventry Health Care, Inc.*                                   1,980
        30   Cytyc Corp.*                                                    823
        42   DaVita, Inc.*                                                 1,669
        23   Laboratory Corp. of America Holdings*                         1,131
        36   Manor Care, Inc.                                              1,258
        62   Omnicare, Inc.                                                2,145
         8   Quest Diagnostics, Inc.                                         793
        17   Renal Care Group, Inc.*                                         608
        26   St. Jude Medical, Inc.*                                       1,096
        22   Triad Hospitals, Inc.*                                          811
        10   Zimmer Holdings, Inc.*                                          793
             -------------------------------------------------------------------
                                                                          19,802
             -------------------------------------------------------------------

             HOTELS/OTHER LODGING -- 1.6%
        57   Caesars Entertainment, Inc.*                                  1,157
         5   Choice Hotels International, Inc.                               261
        56   Hilton Hotels Corp.                                           1,272
        13   Marriott International, Inc., Class A                           831
             -------------------------------------------------------------------
                                                                           3,521
             -------------------------------------------------------------------

             INSURANCE -- 7.1%
        12   AMBAC Financial Group, Inc.                                     949
       105   Assurant, Inc.                                                3,195
        31   Cincinnati Financial Corp.                                    1,350
        55   IPC Holdings LTD (Bermuda)                                    2,401
        22   MGIC Investment Corp.                                         1,509
        77   Old Republic International Corp.                              1,942
        15   PartnerRe LTD (Bermuda)                                         923
        32   Principal Financial Group, Inc.                               1,294
        19   SAFECO Corp.                                                    972
        39   Willis Group Holdings LTD
             (United Kingdom)                                              1,604
             -------------------------------------------------------------------
                                                                          16,139
             -------------------------------------------------------------------

             INTERNET SERVICES/SOFTWARE -- 1.1%
        16   Ask Jeeves, Inc.* (l)                                           424
        26   CheckFree Corp.* (l)                                            982
        34   VeriSign, Inc.*                                               1,149
             -------------------------------------------------------------------
                                                                           2,555
             -------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS.

SHARES       ISSUER                                                        VALUE
--------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- CONTINUED

             MACHINERY & ENGINEERING EQUIPMENT -- 0.4%
        18   Rockwell Automation, Inc.                               $       867

             MANUFACTURING -- 3.8%
        23   Carlisle Companies, Inc.                                      1,493
        20   Cooper Industries LTD, Class A                                1,371
        33   Crane Co.                                                       963
        26   Donaldson Co., Inc. (l)                                         855
        52   Harsco Corp.                                                  2,908
        13   ITT Industries, Inc.                                          1,077
             -------------------------------------------------------------------
                                                                           8,667
             -------------------------------------------------------------------

             METALS/MINING -- 1.0%
        23   CONSOL Energy, Inc.                                             936
        21   Precision Castparts Corp.                                     1,373
             -------------------------------------------------------------------
                                                                           2,309
             -------------------------------------------------------------------

             MULTI-MEDIA -- 2.4%
        19   Dex Media, Inc.                                                 477
        25   Gannett Co., Inc.                                             2,010
         9   Knight Ridder, Inc.                                             616
        47   The E.W. Scripps Co., Class A                                 2,291
             -------------------------------------------------------------------
                                                                           5,394
             -------------------------------------------------------------------

             OFFICE/BUSINESS EQUIPMENT -- 0.6%
        79   Xerox Corp.*                                                  1,338

             OIL & GAS -- 5.2%
        19   BJ Services Co.                                                 880
        42   Burlington Resources, Inc.                                    1,818
        65   Devon Energy Corp.                                            2,514
         9   Energen Corp.                                                   507
        10   Equitable Resources, Inc.                                       613
        15   Nabors Industries LTD (Barbados)*                               792
        17   Newfield Exploration Co.*                                     1,013
        24   Noble Corp.*                                                  1,176
        38   Premcor, Inc.                                                 1,598
        32   Talisman Energy, Inc. (Canada) (l)                              874
             -------------------------------------------------------------------
                                                                          11,785
             -------------------------------------------------------------------

             PACKAGING -- 0.7%
        11   Ball Corp.                                                      493
        44   Pactiv Corp.*                                                 1,107
             -------------------------------------------------------------------
                                                                           1,600
             -------------------------------------------------------------------

             PAPER/FOREST PRODUCTS -- 0.6%
        26   Rayonier, Inc.                                          $     1,253

             PHARMACEUTICALS -- 2.4%
        40   Celgene Corp.*                                                1,061
        23   Eon Labs, Inc.* (l)                                             610
        18   OSI Pharmaceuticals, Inc.*                                    1,362
        23   Sepracor, Inc.* (l)                                           1,348
        39   Valeant Pharmaceuticals International                         1,020
             -------------------------------------------------------------------
                                                                           5,401
             -------------------------------------------------------------------

             PIPELINES -- 1.2%
        39   Kinder Morgan, Inc.                                           2,830

             REAL ESTATE -- 0.9%
        43   Brookfield Properties Corp. (Canada)                          1,597
         9   Forest City Enterprises, Inc., Class A                          518
             -------------------------------------------------------------------
                                                                           2,115
             -------------------------------------------------------------------

             REAL ESTATE INVESTMENT TRUST -- 0.5%
        17   PS Business Parks, Inc.                                         757
         8   Public Storage, Inc.                                            452
             -------------------------------------------------------------------
                                                                           1,209
             -------------------------------------------------------------------

             RESTAURANTS/FOOD SERVICES -- 1.6%
        40   Applebee's International, Inc.                                1,053
        40   Outback Steakhouse, Inc.                                      1,844
        23   The Cheesecake Factory, Inc.*                                   740
             -------------------------------------------------------------------
                                                                           3,637
             -------------------------------------------------------------------

             RETAILING -- 10.3%
        35   Abercrombie & Fitch Co., Class A                              1,639
        23   Advanced Auto Parts, Inc.*                                    1,002
        70   Autonation, Inc.*                                             1,350
        36   AutoZone, Inc.*                                               3,241
        33   CarMax, Inc.*                                                 1,014
        16   CDW Corp.                                                     1,082
        19   Chico's FAS, Inc.* (l)                                          883
        75   Circuit City Stores, Inc.                                     1,174
        32   Claire's Stores, Inc.                                           690
        63   Family Dollar Stores, Inc.                                    1,967
        52   Foot Locker, Inc.                                             1,387
        24   MSC Industrial Direct Co., Class A                              880

                                              SEE NOTES TO FINANCIAL STATEMENTS.

SHARES       ISSUER                                                        VALUE
--------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- CONTINUED

             RETAILING -- CONTINUED
        21   PETsMART, Inc.                                          $       759
        41   RadioShack Corp.                                              1,348
        33   The May Department Stores Co.                                   961
        66   The TJX Companies, Inc.                                       1,649
        42   Tiffany & Co.                                                 1,343
        25   Tuesday Morning Corp.*                                          766
             -------------------------------------------------------------------
                                                                          23,135
             -------------------------------------------------------------------

             SEMI-CONDUCTORS -- 1.8%
        24   Altera Corp.*                                                   491
        34   Broadcom Corp., Class A*                                      1,105
        18   KLA-Tencor Corp.*                                               848
        21   Linear Technology Corp.                                         824
        34   Microchip Technology, Inc.                                      918
             -------------------------------------------------------------------
                                                                           4,186
             -------------------------------------------------------------------

             TELECOMMUNICATIONS -- 3.4%
        33   Alltel Corp.                                                  1,957
        51   Avaya, Inc.*                                                    871
        59   CenturyTel, Inc.                                              2,075
        57   Nextel Partners, Inc., Class A* (l)                           1,106
        15   Telephone & Data Systems, Inc.                                1,131
        17   West Corp.* (l)                                                 566
             -------------------------------------------------------------------
                                                                           7,706
             -------------------------------------------------------------------

             TELECOMMUNICATIONS EQUIPMENT -- 0.4%
        41   Polycom, Inc.*                                                  951

             TEXTILES -- 0.8%
        21   Mohawk Industries, Inc.*                                      1,907

             UTILITIES -- 2.0%
        18   Dominion Resources, Inc.                                      1,239
        28   Energy East Corp.                                               744
        31   SCANA Corp.                                                   1,210
        23   Sempra Energy                                                   844
        21   Westar Energy, Inc.                                             478
             -------------------------------------------------------------------
                                                                           4,515
             -------------------------------------------------------------------
             Total Common Stocks
             (Cost $169,261)                                             221,511
             -------------------------------------------------------------------

SHORT-TERM INVESTMENT -- 2.1%

             MONEY MARKET FUND -- 2.1%
     4,756   JPMorgan Prime Money Market Fund (a)
             (Cost $4,756)                                           $     4,756
             -------------------------------------------------------------------
             TOTAL INVESTMENTS -- 99.6%
             (COST $174,017)                                         $   226,267
             -------------------------------------------------------------------
             OTHER ASSETS IN EXCESS OF LIABILITIES -- 0.4%                   840
             -------------------------------------------------------------------
             NET ASSETS -- 100.0%                                    $   227,107
             -------------------------------------------------------------------
             Percentages indicated are based on net assets.

SHARES       COLLATERAL INVESTMENTS                                        VALUE
--------------------------------------------------------------------------------
             MONEY MARKET FUND (c)
       100   Barclays Global Investors Prime
             Money Market Fund                                       $       100

PRINCIPAL
AMOUNT
(USD)
--------------------------------------------------------------------------------
             REPURCHASE AGREEMENT (c)
$    9,003   Cantor Fitzgerald Securities 2.35%,
             dated 12/31/04, due 01/03/05,
             proceeds $9,004 collateralized by
             U.S. Government Agency Securities                             9,003
             -------------------------------------------------------------------
                                                                     $     9,103
             -------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN MID CAP GROWTH FUND

PORTFOLIO OF INVESTMENTS                                 AS OF DECEMBER 31, 2004
(Amounts in thousands)

SHARES       ISSUER                                                        VALUE
--------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- 98.7%

             COMMON STOCKS -- 98.7%

             AEROSPACE -- 1.0%
        14   Rockwell Collins, Inc.                                  $       556

             AIRLINES -- 1.0%
        27   SkyWest, Inc. (l)                                               551

             APPAREL -- 1.3%
        14   Coach, Inc.*                                                    773

             AUTOMOTIVE -- 3.3%

        15   Autoliv, Inc. (Sweden)                                          715
        10   Oshkosh Truck Corp. (l)                                         704
         7   Polaris Industries, Inc. (l)                                    469
             -------------------------------------------------------------------
                                                                           1,888
             -------------------------------------------------------------------

             BANKING -- 3.4%
         9   BOK Financial Corp.* (l)                                        449
         9   Doral Financial Corp. (Puerto Rico)                             448
        21   North Fork Bancorporation, Inc.                                 595
         7   Zions Bancorporation                                            449
             -------------------------------------------------------------------
                                                                           1,941
             -------------------------------------------------------------------

             BIOTECHNOLOGY -- 1.5%
         8   Genzyme Corp.*                                                  439
         7   Invitrogen Corp.*                                               436
             -------------------------------------------------------------------
                                                                             875
             -------------------------------------------------------------------

             BROADCASTING/CABLE -- 0.8%
        16   Univision Communications, Inc., Class A*                        468

             BUSINESS SERVICES -- 3.6%
        11   Affiliated Computer Services, Inc., Class A*                    639
         9   Alliance Data Systems Corp.*                                    427
         9   ChoicePoint, Inc.*                                              423
        12   Manpower, Inc.                                                  577
             -------------------------------------------------------------------
                                                                           2,066
             -------------------------------------------------------------------

             COMPUTER NETWORKS -- 1.6%
        15   Juniper Networks, Inc.*                                         405
        16   Network Appliance, Inc.*                                        525
             -------------------------------------------------------------------
                                                                             930
             -------------------------------------------------------------------

             COMPUTER SOFTWARE -- 5.6%
        13   Adobe Systems, Inc.                                     $       804
        13   Cognos, Inc. (Canada)*                                          586
        24   Computer Associates International, Inc.                         745
         9   Dun & Bradstreet Corp.*                                         564
        12   Fiserv, Inc.*                                                   494
             -------------------------------------------------------------------
                                                                           3,193
             -------------------------------------------------------------------

             COMPUTERS/COMPUTER HARDWARE -- 4.7%
         9   Apple Computer, Inc.*                                           599
        15   NCR Corp.*                                                    1,025
        14   Tech Data Corp.*                                                614
         8   Zebra Technologies Corp., Class A*                              455
             -------------------------------------------------------------------
                                                                           2,693
             -------------------------------------------------------------------

             ELECTRONICS/ELECTRICAL EQUIPMENT -- 5.5%
        30   Amphenol Corp., Class A*                                      1,083
        23   Arrow Electronics, Inc.*                                        563
        12   Fisher Scientific International*                                764
        25   Flextronics International LTD (Singapore)*                      347
        18   Jabil Circuit, Inc.*                                            463
             -------------------------------------------------------------------
                                                                           3,220
             -------------------------------------------------------------------

             ENTERTAINMENT/LEISURE -- 2.7%
        14   Brunswick Corp.                                                 675
         5   International Speedway Corp., Class A                           285
        11   Royal Caribbean Cruises LTD (l)                                 572
             -------------------------------------------------------------------
                                                                           1,532
             -------------------------------------------------------------------

             FINANCIAL SERVICES -- 4.2%
        22   AmeriCredit Corp.*                                              526
        51   Ameritrade Holding Corp.*                                       719
        13   CIT Group, Inc.                                                 600
         9   T. Rowe Price Group, Inc.                                       572
             -------------------------------------------------------------------
                                                                           2,417
             -------------------------------------------------------------------

             HEALTH CARE/HEALTH CARE SERVICES -- 14.0%
         7   Aetna, Inc.                                                     860
         7   Bausch & Lomb, Inc.                                             429
         6   Beckman Coulter, Inc.                                           425
        11   Biomet, Inc.                                                    488
        25   Caremark Rx, Inc.*                                            1,001
        10   Covance, Inc.*                                                  389

                                              SEE NOTES TO FINANCIAL STATEMENTS.

SHARES       ISSUER                                                        VALUE
--------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- CONTINUED

             HEALTH CARE/HEALTH CARE SERVICES -- CONTINUED
        16   Cytyc Corp.*                                            $       436
        22   DaVita, Inc.*                                                   882
        12   Laboratory Corp. of America Holdings*                           598
        10   Manor Care, Inc.                                                351
        24   Omnicare, Inc.                                                  820
        14   St. Jude Medical, Inc.*                                         577
        11   Triad Hospitals, Inc.*                                          426
         5   Zimmer Holdings, Inc.*                                          421
             -------------------------------------------------------------------
                                                                           8,103
             -------------------------------------------------------------------

             HOTELS/OTHER LODGING -- 3.0%
        30   Caesars Entertainment, Inc.*                                    610
        30   Hilton Hotels Corp.                                             673
         7   Marriott International, Inc., Class A                           441
             -------------------------------------------------------------------
                                                                           1,724
             -------------------------------------------------------------------

             INSURANCE -- 1.6%
         6   AMBAC Financial Group, Inc.                                     473
        11   Willis Group Holdings LTD (United Kingdom)                      432
             -------------------------------------------------------------------
                                                                             905
             -------------------------------------------------------------------

             INTERNET SERVICES/SOFTWARE -- 2.3%
         8   Ask Jeeves, Inc.* (l)                                           211
        13   CheckFree Corp.* (l)                                            501
        18   VeriSign, Inc.*                                                 607
             -------------------------------------------------------------------
                                                                           1,319
             -------------------------------------------------------------------

             MACHINERY & ENGINEERING EQUIPMENT -- 0.8%
         9   Rockwell Automation, Inc.                                       436

             MANUFACTURING -- 3.6%
        14   Donaldson Co., Inc. (l)                                         451
        19   Harsco Corp.                                                  1,039
         7   ITT Industries, Inc.                                            562
             -------------------------------------------------------------------
                                                                           2,052
             -------------------------------------------------------------------

             METALS/MINING -- 2.1%
        12   CONSOL Energy, Inc.                                             493
        11   Precision Castparts Corp.                                       722
             -------------------------------------------------------------------
                                                                           1,215
             -------------------------------------------------------------------

             MULTI-MEDIA -- 0.7%
         8   The E.W. Scripps Co., Class A                           $       406

             OFFICE/BUSINESS EQUIPMENT -- 1.2%
        40   Xerox Corp.*                                                    683

             OIL & GAS -- 4.4%
        10   BJ Services Co.                                                 472
         9   Nabors Industries LTD (Barbados)*                               441
         9   Newfield Exploration Co.*                                       540
        12   Noble Corp.*                                                    603
        16   Talisman Energy, Inc. (Canada)                                  443
             -------------------------------------------------------------------
                                                                           2,499
             -------------------------------------------------------------------

             PHARMACEUTICALS -- 5.0%
        21   Celgene Corp.*                                                  562
        12   Eon Labs, Inc.* (l)                                             324
        10   OSI Pharmaceuticals, Inc.*                                      716
        12   Sepracor, Inc.*                                                 709
        20   Valeant Pharmaceuticals International                           539
             -------------------------------------------------------------------
                                                                           2,850
             -------------------------------------------------------------------

             RESTAURANTS/FOOD SERVICES -- 0.7%
        12   The Cheesecake Factory, Inc.*                                   395

             RETAILING -- 11.3%
        18   Abercrombie & Fitch Co., Class A                                866
        12   Advanced Auto Parts, Inc.*                                      529
        17   CarMax, Inc.* (l)                                               534
         9   CDW Corp.                                                       571
        10   Chico's FAS, Inc.* (l)                                          464
        38   Circuit City Stores, Inc.                                       597
        17   Claire's Stores, Inc.                                           363
        27   Foot Locker, Inc.                                               731
        13   MSC Industrial Direct Co., Class A                              464
        11   PETsMART, Inc.                                                  400
        22   RadioShack Corp.                                                710
         9   Tiffany & Co.                                                   294
             -------------------------------------------------------------------
                                                                           6,523
             -------------------------------------------------------------------

             SEMI-CONDUCTORS -- 3.8%
        12   Altera Corp.*                                                   255
        18   Broadcom Corp., Class A*                                        583

SEE NOTES TO FINANCIAL STATEMENTS.

SHARES       ISSUER                                                        VALUE
--------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- CONTINUED

             SEMI-CONDUCTORS -- CONTINUED
        10   KLA-Tencor Corp.*                                       $       447
        11   Linear Technology Corp.                                         434
        18   Microchip Technology, Inc.                                      485
             -------------------------------------------------------------------
                                                                           2,204
             -------------------------------------------------------------------

             TELECOMMUNICATIONS -- 2.3%
        27   Avaya, Inc.*                                                    459
        29   Nextel Partners, Inc., Class A* (l)                             562
         9   West Corp.* (l)                                                 281
             -------------------------------------------------------------------
                                                                           1,302
             -------------------------------------------------------------------

             TELECOMMUNICATIONS EQUIPMENT -- 0.9%
        22   Polycom, Inc.*                                                  503

             TEXTILES -- 0.8%
         5   Mohawk Industries, Inc.*                                        443
             -------------------------------------------------------------------
             Total Common Stocks
             (Cost $45,221)                                               56,665
             -------------------------------------------------------------------

SHORT-TERM INVESTMENT -- 1.6%

             MONEY MARKET FUND -- 1.6%

       900   JPMorgan Prime Money Market Fund (a)
             (Cost $900)                                             $       900
             -------------------------------------------------------------------
             TOTAL INVESTMENTS -- 100.3%
             (COST $46,121)                                          $    57,565
             -------------------------------------------------------------------
             LIABILITIES IN EXCESS OF OTHER ASSETS -- (0.3)%                (183)
             -------------------------------------------------------------------
             NET ASSETS -- 100.0%                                    $    57,382
             -------------------------------------------------------------------

             Percentages indicated are based on net assets.

PRINCIPAL
AMOUNT
(USD)        COLLATERAL INVESTMENT                                         VALUE
--------------------------------------------------------------------------------
             REPURCHASE AGREEMENT (c)
$    2,830   Deutsche Bank Securities Inc., 2.33%,
             dated 12/31/04, due 01/03/05,
             proceeds $2,831 collateralized by
             U.S. Government Agency Securities                       $     2,830
             -------------------------------------------------------------------

                                              SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN MID CAP VALUE FUND

PORTFOLIO OF INVESTMENTS                                 AS OF DECEMBER 31, 2004
(Amounts in thousands)

SHARES       ISSUER                                                        VALUE
--------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- 96.8%

             COMMON STOCKS -- 96.8%

             AEROSPACE -- 1.1%
       848   United Defense Industries, Inc.*                        $    40,087

             APPAREL -- 4.2%
     1,063   Columbia Sportswear Co.* (l)                                 63,365
     1,663   VF Corp.                                                     92,120
             -------------------------------------------------------------------
                                                                         155,485
             -------------------------------------------------------------------

             AUTOMOTIVE -- 1.5%
       600   BorgWarner, Inc.                                             32,513
       548   Genuine Parts Co.                                            24,127
             -------------------------------------------------------------------
                                                                          56,640
             -------------------------------------------------------------------

             BANKING -- 7.9%
       397   Cullen/Frost Bankers, Inc.                                   19,314
       796   M&T Bank Corp.                                               85,797
     2,299   North Fork Bancorporation, Inc.                              66,312
       635   Northern Trust Corp.                                         30,839
       480   TCF Financial Corp.                                          15,418
       464   Webster Financial Corp.                                      23,477
     1,438   Wilmington Trust Corp.                                       51,980
             -------------------------------------------------------------------
                                                                         293,137
             -------------------------------------------------------------------

             BUSINESS SERVICES -- 2.5%
       480   Affiliated Computer Services, Inc.,
             Class A* (l)                                                 28,867
     1,510   IMS Health, Inc.                                             35,055
     1,268   Interactive Data Corp.*                                      27,566
             -------------------------------------------------------------------
                                                                          91,488
             -------------------------------------------------------------------

             CHEMICALS -- 4.0%
       716   Albemarle Corp.                                              27,724
       531   Ashland, Inc.                                                30,971
       542   International Flavors & Fragrances, Inc.                     23,228
       716   Sigma-Aldrich Corp.                                          43,265
       504   The Sherwin-Williams Co.                                     22,511
             -------------------------------------------------------------------
                                                                         147,699
             -------------------------------------------------------------------

             COMPUTER SOFTWARE -- 0.8%
       937   Computer Associates International, Inc.                      29,113

             COMPUTERS/COMPUTER HARDWARE -- 0.8%
       353   Lexmark International, Inc., Class A* (l)                    30,022

             CONSTRUCTION MATERIALS -- 3.2%
       474   American Standard Companies, Inc.*                      $    19,573
       707   Florida Rock Industries, Inc.                                42,079
     1,012   Vulcan Materials Co.                                         55,282
             -------------------------------------------------------------------
                                                                         116,934
             -------------------------------------------------------------------

             CONSUMER PRODUCTS -- 2.0%
       477   Clorox Co.                                                   28,133
       610   Fortune Brands, Inc. (l)                                     47,065
             -------------------------------------------------------------------
                                                                          75,198
             -------------------------------------------------------------------

             ENVIRONMENTAL SERVICES -- 1.5%
     1,655   Republic Services, Inc.                                      55,505

             FINANCIAL SERVICES -- 4.5%
     1,624   Golden West Financial Corp.                                  99,722
       558   Legg Mason, Inc. (l)                                         40,853
       382   T. Rowe Price Group, Inc.                                    23,742
             -------------------------------------------------------------------
                                                                         164,317
             -------------------------------------------------------------------

             FOOD/BEVERAGE PRODUCTS -- 3.8%
       632   Brown-Forman Corp., Class B                                  30,782
     1,333   Dean Foods Co.* (l)                                          43,925
     1,117   Hormel Foods Corp.                                           35,027
       654   The J.M. Smucker Co. (l)                                     30,791
             -------------------------------------------------------------------
                                                                         140,525
             -------------------------------------------------------------------

             HEALTH CARE/HEALTH CARE SERVICES -- 4.1%
     1,280   Coventry Health Care, Inc.* (l)                              67,957
       531   Manor Care, Inc.                                             18,817
       547   Omnicare, Inc.                                               18,920
       247   Quest Diagnostics, Inc.                                      23,563
       638   Renal Care Group, Inc.*                                      22,951
             -------------------------------------------------------------------
                                                                         152,208
             -------------------------------------------------------------------

             HOTELS/OTHER LODGING -- 0.2%
       133   Choice Hotels International, Inc.                             7,702

             INSURANCE -- 11.5%
     2,893   Assurant, Inc.                                               88,384
       911   Cincinnati Financial Corp.                                   40,300
     1,245   IPC Holdings LTD (Bermuda)                                   54,170
       674   MGIC Investment Corp.                                        46,438

SEE NOTES TO FINANCIAL STATEMENTS.

SHARES       ISSUER                                                        VALUE
--------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- CONTINUED

             INSURANCE -- CONTINUED
     2,671   Old Republic International Corp.                        $    67,571
       486   PartnerRe LTD (Bermuda)                                      30,109
       911   Principal Financial Group, Inc. (l)                          37,288
       702   SAFECO Corp.                                                 36,646
       562   Willis Group Holdings LTD
             (United Kingdom)                                             23,142
             -------------------------------------------------------------------
                                                                         424,048
             -------------------------------------------------------------------

             MANUFACTURING -- 4.0%
       760   Carlisle Companies, Inc.                                     49,366
       548   Cooper Industries LTD, Class A                               37,224
     1,140   Crane Co.                                                    32,886
       501   Harsco Corp.                                                 27,948
             -------------------------------------------------------------------
                                                                         147,424
             -------------------------------------------------------------------

             MULTI-MEDIA -- 3.9%
       572   Dex Media, Inc.                                              14,265
       775   Gannett Co., Inc.                                            63,325
       251   Knight Ridder, Inc.                                          16,809
     1,015   The E.W. Scripps Co., Class A (l)                            48,997
             -------------------------------------------------------------------
                                                                         143,396
             -------------------------------------------------------------------

             OIL & GAS -- 5.8%
     1,232   Burlington Resources, Inc.                                   53,575
     1,976   Devon Energy Corp. (l)                                       76,905
       289   Energen Corp.                                                17,031
       309   Equitable Resources, Inc. (l)                                18,714
     1,109   Premcor, Inc.                                                46,779
             -------------------------------------------------------------------
                                                                         213,004
             -------------------------------------------------------------------

             PACKAGING -- 1.8%
       569   Ball Corp. (l)                                               25,011
     1,573   Pactiv Corp.*                                                39,769
             -------------------------------------------------------------------
                                                                          64,780
             -------------------------------------------------------------------

             PAPER/FOREST PRODUCTS -- 1.0%
       788   Rayonier, Inc. (l)                                           38,540

             PIPELINES -- 2.8%
     1,424   Kinder Morgan, Inc.                                         104,159

             REAL ESTATE -- 1.5%
       959   Brookfield Properties Corp. (Canada)                    $    35,859
       308   Forest City Enterprises, Inc., Class A                       17,731
             -------------------------------------------------------------------
                                                                          53,590
             -------------------------------------------------------------------

             REAL ESTATE INVESTMENT TRUST -- 1.0%
       552   PS Business Parks, Inc.                                      24,886
       222   Public Storage, Inc.                                         12,371
             -------------------------------------------------------------------
                                                                          37,257
             -------------------------------------------------------------------

             RESTAURANTS/FOOD SERVICES -- 2.5%
     1,326   Applebee's International, Inc. (l)                           35,067
     1,250   Outback Steakhouse, Inc. (l)                                 57,235
             -------------------------------------------------------------------
                                                                          92,302
             -------------------------------------------------------------------

             RETAILING -- 9.3%
     2,303   Autonation, Inc.*                                            44,248
     1,122   AutoZone, Inc.*                                             102,423
     2,037   Family Dollar Stores, Inc.                                   63,619
     1,091   The May Department Stores Co.                                32,087
     2,088   The TJX Companies, Inc.                                      52,466
       776   Tiffany & Co.                                                24,793
       728   Tuesday Morning Corp.*                                       22,308
             -------------------------------------------------------------------
                                                                         341,944
             -------------------------------------------------------------------

             TELECOMMUNICATIONS -- 4.5%
     1,084   Alltel Corp. (l)                                             63,708
     1,848   CenturyTel, Inc.                                             65,537
       469   Telephone & Data Systems, Inc. (l)                           36,105
             -------------------------------------------------------------------
                                                                         165,350
             -------------------------------------------------------------------

             TEXTILES -- 0.8%
       333   Mohawk Industries, Inc.* (l)                                 30,395

             UTILITIES -- 4.3%
       562   Dominion Resources, Inc.                                     38,097
     1,044   Energy East Corp. (l)                                        27,843
     1,021   SCANA Corp.                                                  40,235
       698   Sempra Energy                                                25,603
     1,124   Westar Energy, Inc.                                          25,706
             -------------------------------------------------------------------
                                                                         157,484
             -------------------------------------------------------------------
             Total Common Stocks
             (Cost $3,119,895)                                         3,569,733
             -------------------------------------------------------------------

                                              SEE NOTES TO FINANCIAL STATEMENTS.

SHARES       ISSUER                                                        VALUE
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENT - 4.3%

             MONEY MARKET FUND -- 4.3%
   157,737   JPMorgan Prime Money
             Market Fund (a)
             (Cost $157,737)                                         $   157,737

             TOTAL INVESTMENTS -- 101.1%
             (COST $3,277,632)                                       $ 3,727,470
             -------------------------------------------------------------------
             LIABILITIES IN EXCESS OF OTHER ASSETS -- (1.1)%             (41,316)
             -------------------------------------------------------------------
             NET ASSETS -- 100.0%                                    $ 3,688,754
             -------------------------------------------------------------------

             Percentages indicated are based on net assets.

SHARES       COLLATERAL INVESTMENTS                                        VALUE
--------------------------------------------------------------------------------
             MONEY MARKET FUND (c)
     3,100   Barclays Global Investors Prime
             Money Market Fund                                       $     3,100

PRINCIPLE
AMOUNT
(USD)        COLLATERAL INVESTMENTS                                        VALUE
--------------------------------------------------------------------------------
             CERTIFICATES OF DEPOSIT (c)
$    6,600   Depfa Bank NY, 2.21%, 01/18/05                          $     6,100
     5,000   Washington Mutual Bank FA,
             2.21%, 01/18/05                                               5,000
             -------------------------------------------------------------------
                                                                          11,100
             -------------------------------------------------------------------

             COMMERCIAL PAPER (c)
     6,077   Kitty Hawk, 2.23%, 01/18/05                                   6,078

             REPURCHASE AGREEMENT (c)
    91,651   Cantor Fitzgerald Securities 2.35%,
             dated 12/31/04, due 01/03/05,
             proceeds $91,669 collateralized by
             U.S. Government Agency Securities                            91,651
             -------------------------------------------------------------------
                                                                     $   111,929
             -------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN SMALL CAP EQUITY FUND

PORTFOLIO OF INVESTMENTS                         AS OF DECEMBER 31, 2004
(Amounts in thousands)

SHARES       ISSUER                                                        VALUE
--------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- 89.8%

             COMMON STOCKS -- 89.8%

             AEROSPACE -- 2.0%
        52   Alliant Techsystems, Inc.*                              $     3,391
        63   Curtiss-Wright Corp.                                          3,605
             -------------------------------------------------------------------
                                                                           6,996
             -------------------------------------------------------------------

             APPAREL -- 3.0%
        92   Kenneth Cole Productions, Inc., Class A                       2,824
       154   Quiksilver, Inc.*                                             4,578
        53   Timberland Co., Class A*                                      3,303
             -------------------------------------------------------------------
                                                                          10,705
             -------------------------------------------------------------------

             APPLIANCES & HOUSEHOLD DURABLES -- 0.2%
        83   Jacuzzi Brands, Inc.*                                           721

             AUTOMOTIVE -- 3.5%
        64   Bandag, Inc.                                                  3,188
        61   Lithia Motors, Inc., Class A                                  1,625
        54   Oshkosh Truck Corp.                                           3,692
        33   Polaris Industries, Inc.                                      2,272
        46   Winnebago Industries, Inc.                                    1,797
             -------------------------------------------------------------------
                                                                          12,574
             -------------------------------------------------------------------

             BANKING -- 5.9%
        29   Alabama National Bancorp                                      1,851
        42   Bank of the Ozarks, Inc.                                      1,426
        57   Boston Private Financial Holdings, Inc.                       1,592
        77   East-West Bancorp, Inc.                                       3,222
        82   Hancock Holding Co.                                           2,730
        82   Hudson United Bancorp                                         3,213
        32   MB Financial, Inc.                                            1,328
         9   Mercantile Bank Corp.                                           344
        10   S.Y. Bancorp, Inc.                                              241
       114   Sterling Bancshares, Inc.                                     1,631
        52   The South Financial Group, Inc.                               1,679
        33   Wintrust Financial Corp.                                      1,885
             -------------------------------------------------------------------
                                                                          21,142
             -------------------------------------------------------------------

             BROADCASTING/CABLE -- 0.4%
       162   Sinclair Broadcast Group, Inc., Class A                       1,492

             BUSINESS SERVICES -- 2.7%
        57   Banta Corp.                                                   2,533
       120   Hudson Highland Group, Inc.*                                  3,447
       307   MPS Group, Inc.*                                        $     3,762
             -------------------------------------------------------------------
                                                                           9,742
             -------------------------------------------------------------------

             CHEMICALS -- 3.4%
        87   Albemarle Corp.                                               3,379
        95   Georgia Gulf Corp.                                            4,707
        76   NuCO2, Inc.*                                                  1,675
        82   Spartech Corp.                                                2,231
             -------------------------------------------------------------------
                                                                          11,992
             -------------------------------------------------------------------

             COMPUTER NETWORKS -- 3.3%
        91   Anixter International, Inc.                                   3,289
        67   Avocent Corp.*                                                2,731
        72   Micros Systems, Inc.*                                         5,597
             -------------------------------------------------------------------
                                                                          11,617
             -------------------------------------------------------------------

             COMPUTER SOFTWARE -- 4.1%
        67   CACI International, Inc., Class A*                            4,592
       106   FileNet Corp.*                                                2,731
        56   Hyperion Solutions Corp.*                                     2,620
       117   Intergraph Corp.*                                             3,137
       163   MSC.Software Corp.*                                           1,702
             -------------------------------------------------------------------
                                                                          14,782
             -------------------------------------------------------------------

             COMPUTERS/COMPUTER HARDWARE -- 1.0%
        41   Imation Corp.                                                 1,308
        38   Zebra Technologies Corp., Class A*                            2,160
             -------------------------------------------------------------------
                                                                           3,468
             -------------------------------------------------------------------

             CONSUMER PRODUCTS -- 5.2%
       113   Church & Dwight Co., Inc.                                     3,807
       129   Fossil, Inc.*                                                 3,303
       106   Jarden Corp.*                                                 4,618
        45   The Scotts Co., Class A*                                      3,272
        44   Toro Co.                                                      3,604
             -------------------------------------------------------------------
                                                                          18,604
             -------------------------------------------------------------------

             CONSUMER SERVICES -- 1.1%
       127   Alderwoods Group, Inc. (Canada)*                              1,445
        54   Regis Corp.                                                   2,511
             -------------------------------------------------------------------
                                                                           3,956
             -------------------------------------------------------------------

                                              SEE NOTES TO FINANCIAL STATEMENTS.

SHARES       ISSUER                                                        VALUE
--------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- CONTINUED

             DISTRIBUTION -- 1.1%
       107   Watsco, Inc.                                            $     3,779

             ELECTRONICS/ELECTRICAL EQUIPMENT -- 1.8%
        40   Brady Corp., Class A                                          2,472
       175   Paxar Corp.*                                                  3,873
             -------------------------------------------------------------------
                                                                           6,345
             -------------------------------------------------------------------

             ENTERTAINMENT/LEISURE -- 1.3%
       109   Boyd Gaming Corp.                                             4,557

             ENVIRONMENTAL SERVICES -- 1.0%
       108   Waste Connections, Inc.*                                      3,690

             FINANCIAL SERVICES -- 1.0%
       137   Calamos Asset Management, Inc., Class A*                      3,710

             HEALTH CARE/HEALTH CARE SERVICES -- 9.3%
        67   Advanced Medical Optics, Inc.*                                2,748
        36   AMERIGROUP Corp.*                                             2,754
        50   Cooper Companies, Inc.                                        3,544
        41   Datascope Corp.                                               1,615
        34   Idexx Laboratories, Inc.*                                     1,845
        73   Invacare Corp.                                                3,354
       108   Kindred Healthcare, Inc.*                                     3,229
        53   Ocular Sciences, Inc.*                                        2,612
       306   PSS World Medical, Inc.*                                      3,825
        26   Respironics, Inc.*                                            1,397
        62   Sierra Health Services, Inc.*                                 3,395
        89   Sybron Dental Specialties, Inc.*                              3,131
             -------------------------------------------------------------------
                                                                          33,449
             -------------------------------------------------------------------

             HOTELS/OTHER LODGING -- 0.5%
       178   La Quinta Corp.*                                              1,618

             INSURANCE -- 3.0%
       115   Direct General Corp.                                          3,685
        64   Hilb, Rogal & Hobbs Co.                                       2,330
        28   Philadelphia Consolidated Holding Corp.*                      1,872
        95   Platinum Underwriters Holdings LTD
             (Bermuda)                                                     2,955
             -------------------------------------------------------------------
                                                                          10,842
             -------------------------------------------------------------------

             INTERNET SERVICES/SOFTWARE -- 0.2%
        84   Digitas, Inc.*                                          $       797

             MACHINERY & ENGINEERING EQUIPMENT -- 3.0%
        71   Regal-Beloit Corp.                                            2,025
        96   The Manitowoc Co., Inc.                                       3,615
        71   UNOVA, Inc.*                                                  1,785
       158   Wabtec Corp.                                                  3,360
             -------------------------------------------------------------------
                                                                          10,785
             -------------------------------------------------------------------

             MANUFACTURING -- 2.4%
        68   AptarGroup, Inc.                                              3,585
       135   General Cable Corp.*                                          1,875
        94   Kaydon Corp.                                                  3,110
             -------------------------------------------------------------------
                                                                           8,570
             -------------------------------------------------------------------

             METALS/MINING -- 2.5%
        40   Century Aluminum Co.*                                         1,045
        28   Cleveland-Cliffs, Inc.                                        2,950
        99   Commercial Metals Co.                                         4,985
             -------------------------------------------------------------------
                                                                           8,980
             -------------------------------------------------------------------

             MULTI-MEDIA -- 0.6%
       114   Emmis Communications Corp., Class A*                          2,182

             OIL & GAS -- 5.6%
        84   FMC Technologies, Inc.*                                       2,714
        67   Maverick Tube Corp.*                                          2,015
       176   Plains Exploration & Production Co.*                          4,576
        95   Southwestern Energy Co.*                                      4,821
        91   St. Mary Land & Exploration Co.                               3,794
        68   Varco International, Inc.*                                    1,985
             -------------------------------------------------------------------
                                                                          19,905
             -------------------------------------------------------------------

             PAPER/FOREST PRODUCTS -- 0.5%
        97   Wausau-Mosinee Paper Corp.                                    1,729

             REAL ESTATE -- 0.9%
        90   Jones Lang LaSalle, Inc.*                                     3,371

             REAL ESTATE INVESTMENT TRUST -- 0.9%
        42   Alexandria Real Estate Equities, Inc.                         3,103

SEE NOTES TO FINANCIAL STATEMENTS.

SHARES       ISSUER                                                        VALUE
--------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- CONTINUED

             RESTAURANTS/FOOD SERVICES -- 2.7%
        95   Applebee's International, Inc.                          $     2,515
       128   Lone Star Steakhouse & Saloon                                 3,595
       100   Papa John's International, Inc.*                              3,427
             -------------------------------------------------------------------
                                                                           9,537
             -------------------------------------------------------------------

             RETAILING -- 5.0%
        36   Chico's FAS, Inc.*                                            1,635
        66   Genesco, Inc.*                                                2,051
       308   Hancock Fabrics, Inc.                                         3,192
        75   Men's Wearhouse, Inc.*                                        2,387
        73   School Specialty, Inc.*                                       2,821
        97   The Finish Line, Inc., Class A                                1,779
       564   Tweeter Home Entertainment Group, Inc.*                       3,863
             -------------------------------------------------------------------
                                                                          17,728
             -------------------------------------------------------------------

             SEMI-CONDUCTORS -- 2.6%
       151   Axcelis Technologies, Inc.*                                   1,228
        36   Cymer, Inc.*                                                  1,055
       155   FSI International, Inc.*                                        722
        44   International Rectifier Corp.*                                1,970
        79   Standard Microsystems Corp.*                                  1,409
        75   Varian Semiconductor Equipment
             Associates, Inc.*                                             2,763
             -------------------------------------------------------------------
                                                                           9,147
             -------------------------------------------------------------------

             SHIPPING/TRANSPORTATION -- 1.3%
        66   UTI Worldwide, Inc. (Virgin Islands)                          4,483

             TELECOMMUNICATIONS EQUIPMENT -- 1.1%
       113   CommScope, Inc.*                                              2,141
        65   Inter-Tel, Inc.                                               1,791
             -------------------------------------------------------------------
                                                                           3,932
             -------------------------------------------------------------------

             TRANSPORTATION -- 3.3%
        77   Arkansas Best Corp.                                           3,466
       118   EGL, Inc.*                                                    3,536
        63   Landstar System, Inc.*                                        4,609
             -------------------------------------------------------------------
                                                                          11,611
             -------------------------------------------------------------------

             UTILITIES -- 2.4%
        54   American States Water Co.                                     1,414
        99   Aqua America, Inc.                                            2,424
        48   Atmos Energy Corp.                                      $     1,318
        39   New Jersey Resources Corp.                                    1,669
        67   NorthWestern Corp.*                                           1,882
             -------------------------------------------------------------------
                                                                           8,707
             -------------------------------------------------------------------
             Total Common Stocks
             (Cost $230,352)                                             320,348
             -------------------------------------------------------------------

             INVESTMENT COMPANIES -- 6.5%
       142   ishares S&P Smallcap 600 Index Fund
             (Cost $22,120)                                               23,170
             -------------------------------------------------------------------
             Total Long-Term Investments
             (Cost $252,472)                                             343,518
             -------------------------------------------------------------------

SHORT-TERM INVESTMENT -- 3.6%

             MONEY MARKET FUND -- 3.6%
    12,857   JPMorgan Prime Money Market Fund (a)
             (Cost $12,857)                                               12,857
             -------------------------------------------------------------------
             TOTAL INVESTMENTS -- 99.9%
             (COST $265,329)                                         $   356,375
             -------------------------------------------------------------------

             OTHER ASSETS IN EXCESS
             OF LIABILITIES -- 0.1%                                          495
             -------------------------------------------------------------------

             NET ASSETS -- 100.0%                                    $   356,870
             -------------------------------------------------------------------

             Percentages indicated are based on net assets.

                                              SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN SMALL CAP GROWTH FUND

PORTFOLIO OF INVESTMENTS                         AS OF DECEMBER 31, 2004
(Amounts in thousands)

SHARES       ISSUER                                                        VALUE
--------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- 97.4%

             COMMON STOCKS -- 97.4%

             AEROSPACE -- 0.9%
         1   Engineered Support Systems, Inc.                        $        52

             AIRLINES -- 1.2%
         1   Republic Airways Holdings, Inc.*                                 10
         3   SkyWest, Inc.                                                    59
             -------------------------------------------------------------------
                                                                              69
             -------------------------------------------------------------------

             APPLIANCES & HOUSEHOLD DURABLES -- 0.9%
         6   Jacuzzi Brands, Inc.*                                            53

             AUTOMOTIVE -- 1.7%
         1   Oshkosh Truck Corp.                                              50
         1   Winnebago Industries, Inc.                                       52
             -------------------------------------------------------------------
                                                                             102
             -------------------------------------------------------------------

             BANKING -- 4.2%
         2   Central Pacific Financial Corp.                                  56
         1   East-West Bancorp, Inc.                                          44
         2   EuroBancshares, Inc. (Puerto Rico)*                              40
         1   MB Financial, Inc. (l)                                           50
         2   Texas Capital Bancshares, Inc.*                                  35
         1   Texas Regional Bancshares, Inc., Class A                         28
             -------------------------------------------------------------------
                                                                             253
             -------------------------------------------------------------------

             BIOTECHNOLOGY -- 1.3%
         1   Alexion Pharmaceuticals, Inc.*                                   32
         3   Incyte Corp.* (l)                                                26
         1   Telik, Inc.* (l)                                                 22
             -------------------------------------------------------------------
                                                                              80
             -------------------------------------------------------------------

             BROADCASTING/CABLE -- 0.7%
         2   Salem Communications Corp., Class A*                             44

             BUSINESS SERVICES -- 1.7%
         1   Alliance Data Systems Corp.*                                     55
         3   LECG Corp*                                                       48
             -------------------------------------------------------------------
                                                                             103
             -------------------------------------------------------------------

             COMPUTER NETWORKS -- 0.5%
         1   Avocent Corp.*                                                   28

             COMPUTER SOFTWARE -- 9.8%
         8   Aspen Technology, Inc.* (l)                             $        50
         3   DSP Group, Inc.*                                                 61
         4   Epicor Software Corp.*                                           56
         2   Hyperion Solutions Corp.*                                        73
         1   Kronos, Inc.*                                                    26
         8   Lawson Software, Inc.*                                           56
         4   Packeteer, Inc.*                                                 56
         3   Serena Software, Inc.* (l)                                       59
         1   Take-Two Interactive Software, Inc.* (l)                         45
         2   THQ, Inc.* (l)                                                   53
         1   Verint Systems, Inc.* (l)                                        51
             -------------------------------------------------------------------
                                                                             586
             -------------------------------------------------------------------

             COMPUTERS/COMPUTER HARDWARE -- 1.2%
         2   Tech Data Corp.*                                                 72

             CONSTRUCTION -- 1.0%
         5   Champion Enterprises, Inc.* (l)                                  62

             CONSTRUCTION MATERIALS -- 0.9%
         1   Eagle Materials, Inc.                                            52

             CONSUMER SERVICES -- 4.6%
         5   Educate, Inc.*                                                   63
         3   Jackson Hewitt Tax Service, Inc.                                 65
         1   Laureate Education, Inc.*                                        31
         2   Ritchie Bros. Auctioneers, Inc. (Canada)                         54
         2   Universal Technical Institute, Inc.*                             65
             -------------------------------------------------------------------
                                                                             278
             -------------------------------------------------------------------

             DISTRIBUTION -- 1.0%
         1   Scansource, Inc.*                                                62

             ELECTRONICS/ELECTRICAL EQUIPMENT -- 1.1%
         5   TTM Technologies, Inc.*                                          65

             ENTERTAINMENT/LEISURE -- 4.8%
         2   Carmike Cinemas, Inc.                                            67
         3   K2, Inc.*                                                        52
         2   LIFE TIME FITNESS, Inc.*                                         63
         4   Lions Gate Entertainment Corp. (Canada)* (l)                     46
         3   Scientific Games Corp., Class A*                                 60
             -------------------------------------------------------------------
                                                                             288
             -------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS.

SHARES       ISSUER                                                        VALUE
--------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- CONTINUED

             FINANCIAL SERVICES -- 0.9%
         1   Calamos Asset Management, Inc., Class A*                $        20
         2   Marlin Business Services, Inc.*                                  32
             -------------------------------------------------------------------
                                                                              52
             -------------------------------------------------------------------

             FOOD/BEVERAGE PRODUCTS -- 0.7%
         1   United Natural Foods, Inc.*                                      39

             HEALTH CARE/HEALTH CARE SERVICES -- 12.9%
         3   Abaxis, Inc.*                                                    38
         1   Advanced Medical Optics, Inc.*                                   29
         2   Amedisys, Inc.* (l)                                              58
         0^^ AMERIGROUP Corp.*                                                30
         2   ArthroCare Corp.* (l)                                            66
         1   Cooper Companies, Inc.                                           46
         1   Covance, Inc.*                                                   50
         1   Gentiva Health Services*                                         23
         3   Kyphon, Inc.* (l)                                                71
         2   Psychiatric Solutions, Inc.*                                     90
         2   Sunrise Senior Living, Inc.* (l)                                 82
         1   Symmetry Medical, Inc.*                                          15
         5   TriPath Imaging, Inc.* (l)                                       47
         1   United Surgical Partners International, Inc.* (l)                43
         2   VCA Antech, Inc.*                                                45
         1   Ventana Medical Systems, Inc.*                                   38
             -------------------------------------------------------------------
                                                                             771
             -------------------------------------------------------------------

             HOTELS/OTHER LODGING -- 1.1%
         2   Gaylord Entertainment Co.*                                       66

             INSURANCE -- 2.6%
         1   Direct General Corp. (l)                                         42
         2   Infinity Property & Casualty Corp.                               54
         1   ProAssurance Corp.*                                              57
             -------------------------------------------------------------------
                                                                             153
             -------------------------------------------------------------------

             INTERNET SERVICES/SOFTWARE -- 2.8%
         1   Equinix, Inc.* (l)                                               56
         1   F5 Networks, Inc.*                                               29
         9   Mindspeed Technologies, Inc.* (l)                                25
         4   Sapient Corp.*                                                   30
         1   WebEx Communications, Inc.* (l)                                  26
             -------------------------------------------------------------------
                                                                             166
             -------------------------------------------------------------------

             INVESTMENT COMPANY -- 0.0% ^
         0^^ Apollo Investment Corp.                                 $         2

             MANUFACTURING -- 1.6%
         7   General Cable Corp.* (l)                                         94

             METALS/MINING -- 0.9%
         2   Arch Coal, Inc.                                                  55

             MULTI-MEDIA -- 1.0%
         4   Gray Television, Inc.                                            58

             OFFICE/BUSINESS EQUIPMENT -- 1.2%
         2   Global Imaging Systems, Inc.* (l)                                73

             OIL & GAS -- 6.0%
         2   Headwaters, Inc.* (l)                                            46
         1   Newfield Exploration Co.*                                        54
         1   Oceaneering International, Inc.*                                 45
         1   Spinnaker Exploration Co.*                                       35
         1   Swift Energy Co.*                                                30
         2   Unit Corp.*                                                      76
         2   Universal Compression Holding, Inc.*                             73
             -------------------------------------------------------------------
                                                                             359
             -------------------------------------------------------------------

             PHARMACEUTICALS -- 6.2%
         2   Able Laboratories, Inc.* (l)                                     35
         3   Adolor Corp.*                                                    33
         1   AtheroGenics, Inc.* (l)                                          24
         3   Cubist Pharmaceuticals, Inc.*                                    39
         1   CV Therapeutics, Inc.* (l)                                       32
         3   Cypress Bioscience, Inc.* (l)                                    40
         0^^ Idenix Pharmaceuticals, Inc.* (l)                                 7
         2   Nabi Biopharmaceuticals*                                         29
         1   Onyx Pharmaceuticals, Inc.* (l)                                  29
         1   Pharmion Corp.*                                                  24
         1   Rigel Pharmaceuticals, Inc.* (l)                                 24
         1   United Therapeutics Corp.*                                       25
         1   Valeant Pharmaceuticals International                            31
             -------------------------------------------------------------------
                                                                             372
             -------------------------------------------------------------------

                                              SEE NOTES TO FINANCIAL STATEMENTS.

SHARES       ISSUER                                                        VALUE
--------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- CONTINUED

             REAL ESTATE INVESTMENT TRUST -- 1.4%
         2   American Financial Realty Trust                         $        25
         2   Global Signal, Inc. +                                            56
             -------------------------------------------------------------------
                                                                              81
             -------------------------------------------------------------------

             RESTAURANTS/FOOD SERVICES -- 1.0%
         2   Rare Hospitality International, Inc.*                            61

             RETAILING -- 5.1%
         1   Aeropostale, Inc.*                                               24
         1   Cost Plus, Inc.*                                                 29
         2   Genesco, Inc.* (l)                                               76
         1   Guitar Center, Inc.*                                             66
         1   The Children's Place Retail Stores, Inc.* (l)                    33
         3   The Pantry, Inc.*                                                77
             -------------------------------------------------------------------
                                                                             305
             -------------------------------------------------------------------

             SEMI-CONDUCTORS -- 4.1%
         4   Credence Systems Corp.*                                          35
         1   Cymer, Inc.*                                                     40
         4   Entegris, Inc.*                                                  41
         3   Mattson Technology, Inc.*                                        34
         3   Micrel, Inc.*                                                    28
         1   Power Integrations, Inc.*                                        26
         1   Semtech Corp.*                                                   28
         0^^ Varian Semiconductor Equipment
             Associates, Inc.*                                                15
             -------------------------------------------------------------------
                                                                             247
             -------------------------------------------------------------------

             SHIPPING/TRANSPORTATION -- 0.8%
         1   UTI Worldwide, Inc. (Virgin Islands)                             49

             TELECOMMUNICATIONS -- 6.5%
         6   Aeroflex, Inc.*                                                  77
         5   Atheros Communications, Inc.* (l)                                53
        11   LCC International, Inc.*                                         67
         4   Nextel Partners, Inc., Class A*                                  71
         3   Symmetricom, Inc.*                                               33
         4   Tekelec*                                                         73
         1   Viasat, Inc.*                                                    16
             -------------------------------------------------------------------
                                                                             390
             -------------------------------------------------------------------

             TELECOMMUNICATIONS EQUIPMENT -- 2.2%
         6   C-COR.net Corp.*                                        $        52
         3   Inter-Tel, Inc.                                                  80
             -------------------------------------------------------------------
                                                                             132
             -------------------------------------------------------------------

             TRANSPORTATION -- 0.9%
         3   Sirva, Inc.*                                                     54
             -------------------------------------------------------------------
             Total Common Stocks
             (Cost $4,679)                                                 5,828
             -------------------------------------------------------------------

SHORT-TERM INVESTMENT - 3.6%

             MONEY MARKET FUND -- 3.6%
       216   JPMorgan Prime Money Market Fund (a)
             (Cost $216)                                                     216
             -------------------------------------------------------------------
             TOTAL INVESTMENTS -- 101.0%
             (COST $4,895)                                           $     6,044
             -------------------------------------------------------------------
             LIABILITIES IN EXCESS OF OTHER ASSETS -- (1.0)%                 (59)
             -------------------------------------------------------------------
             NET ASSETS -- 100.0%                                    $     5,985
             -------------------------------------------------------------------

             Percentages indicated are based on net assets.

PRINCIPAL
AMOUNT
(USD)        COLLATERAL INVESTMENT                                         VALUE
--------------------------------------------------------------------------------
             REPURCHASE AGREEMENT (c)
$    1,132   Deutsche Bank Securities, Inc. 2.33%,
             dated 12/31/04, due 01/03/05,
             proceeds $1,132, collateralized by
             U.S. Government Agency Securities                       $     1,132
             -------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN TRUST SMALL CAP EQUITY FUND

PORTFOLIO OF INVESTMENTS                         AS OF DECEMBER 31, 2004
(Amounts in thousands)

SHARES       ISSUER                                                        VALUE
--------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- 92.3%

             COMMON STOCKS -- 92.3%

             ADVERTISING -- 0.5%
        15   ADVO, Inc.                                              $       549
        37   aQuantive, Inc.* (l)                                            328
        13   Catalina Marketing Corp.                                        376
        46   R.H. Donnelley Corp.* (l)                                     2,722
        59   SITEL Corp.*                                                    145
             -------------------------------------------------------------------
                                                                           4,120
             -------------------------------------------------------------------

             AEROSPACE -- 1.7%
        80   Aviall, Inc.*                                                 1,840
        54   BE Aerospace, Inc.*                                             633
        11   Curtiss-Wright Corp. (l)                                        632
        85   Esterline Technologies Corp.*                                 2,775
        23   HEICO Corp. (l)                                                 511
        45   Kaman Corp., Class A                                            572
       157   Moog, Inc., Class A*                                          7,119
       123   Orbital Sciences Corp.* (l)                                   1,453
             -------------------------------------------------------------------
                                                                          15,535
             -------------------------------------------------------------------

             AGRICULTURAL PRODUCTION/SERVICES -- 0.1%
       130   DIMON, Inc. (l)                                                 872

             AIRLINES -- 0.8%
       203   Delta Air Lines, Inc.* (l)                                    1,521
       184   ExpressJet Holdings, Inc.* (l)                                2,367
         8   FLYi, Inc.*                                                      15
       106   Mesa Air Group, Inc.* (l)                                       842
        77   Pinnacle Airlines Corp.*                                      1,073
        93   SkyWest, Inc.                                                 1,856
             -------------------------------------------------------------------
                                                                           7,674
             -------------------------------------------------------------------

             APPAREL -- 0.8%
        19   DHB Industries, Inc.*                                           367
        43   Kellwood Co. (l)                                              1,473
        45   Kenneth Cole Productions, Inc., Class A                       1,395
        92   Quiksilver, Inc.*                                             2,738
        73   Skechers U.S.A., Inc., Class A*                                 945
             -------------------------------------------------------------------
                                                                           6,918
             -------------------------------------------------------------------

             APPLIANCES & HOUSEHOLD DURABLES -- 0.3%
        52   Furniture Brands International, Inc.                          1,313
       112   Jacuzzi Brands, Inc.*                                           975
             -------------------------------------------------------------------
                                                                           2,288
             -------------------------------------------------------------------

             AUTOMOTIVE -- 1.0%
        93   ArvinMeritor, Inc.                                      $     2,087
        74   Hayes Lemmerz International, Inc.* (l)                          653
        51   Lithia Motors, Inc., Class A                                  1,371
        21   Sonic Automotive, Inc. (l)                                      521
        38   Standard Motor Products, Inc.                                   597
       128   Tenneco Automotive, Inc.*                                     2,208
        78   Tower Automotive, Inc.* (l)                                     185
        40   Wabash National Corp.*                                        1,069
        12   Winnebago Industries, Inc.                                      484
             -------------------------------------------------------------------
                                                                           9,175
             -------------------------------------------------------------------

             BANKING -- 8.3%
        13   ABC Bancorp +                                                   271
        15   Ace Cash Express, Inc.* +                                       457
        35   Amcore Financial, Inc.                                        1,110
         7   AmericanWest Bancorp*                                           140
         4   Bancfirst Corp.                                                 348
        81   Bank of the Ozarks, Inc. (l)                                  2,753
       169   BankAtlantic Bancorp, Inc., Class A                           3,361
         6   Capital Corp of the West                                        282
        27   Capitol Bancorp LTD                                             944
        14   Center Financial Corp.                                          288
        39   Central Pacific Financial Corp.                               1,418
        21   Chemical Financial Corp.                                        901
        12   City Holding Co.                                                439
        17   City National Corp.                                           1,208
        24   Columbia Banking Systems, Inc.                                  595
        20   Commercial Capital Bancorp, Inc.                                466
       109   Community Bank System, Inc. (l)                               3,071
        18   Community Trust Bancorp, Inc.                                   569
        82   Corus Bankshares, Inc.                                        3,951
        21   Dime Community Bancshares                                       381
        50   EuroBancshares, Inc. (Puerto Rico)*                           1,042
        61   First Bancorp (Puerto Rico)                                   3,842
        25   First Niagara Financial Group, Inc.                             343
         9   First Republic Bank                                             498
        38   First State Bancorporation                                    1,412
        49   Flagstar Bancorp, Inc. (l)                                    1,110
        22   Glacier Bancorp, Inc.                                           752
        69   Gold Banc Corp., Inc.                                         1,013
        41   Greater Bay Bancorp                                           1,154
        41   Hudson River Bancorp                                            809

                                              SEE NOTES TO FINANCIAL STATEMENTS.

SHARES       ISSUER                                                        VALUE
--------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- CONTINUED

             BANKING -- CONTINUED
        49   IBERIABANK Corp.                                        $     3,238
        46   Independent Bank Corp.                                        1,372
       107   Irwin Financial Corp. (l)                                     3,024
         6   Macatawa Bank Corp. (l)                                         194
        15   MB Financial, Inc.                                              649
         9   Mercantile Bank Corp.                                           371
        25   Nara Bancorp, Inc.                                              534
        42   Oriental Financial Group, Inc. (Puerto Rico)                  1,194
        37   Partners Trust Financial Group, Inc. (l)                        433
        12   Peoples Bancorp, Inc.                                           340
        89   PrivateBancorp, Inc. (l)                                      2,872
       103   Provident Bancorp, Inc.                                       1,357
       147   R&G Financial Corp. (Puerto Rico), Class B                    5,699
        75   Republic Bancorp, Inc.                                        1,150
         5   Republic Bancorp, Inc., Class A                                 134
        12   Simmons First National Corp., Class A                           345
         9   Southwest Bancorp, Inc.                                         218
         6   State Financial Services Corp., Class A                         181
        23   Sterling Bancorp                                                653
       119   Sterling Bancshares, Inc.                                     1,692
        40   Sterling Financial Corp. - Washington*                        1,559
        29   Summit Bancshares, Inc.                                       1,080
        19   Sun Bancorp, Inc.*                                              462
         6   Taylor Capital Group, Inc.                                      201
        12   TriCo Bancshares                                                283
        21   Umpqua Holdings Corp.                                           522
       183   W Holding Co., Inc. (Puerto Rico)                             4,187
        64   West Coast Bancorp (l)                                        1,621
        62   Westamerica Bancorporation                                    3,586
         6   Western Sierra Bancorp*                                         222
        34   Wilshire Bancorp, Inc.*                                         566
        16   Wintrust Financial Corp. (l)                                    894
             -------------------------------------------------------------------
                                                                          75,761
             -------------------------------------------------------------------

             BIOTECHNOLOGY -- 1.5%
        33   Abgenix, Inc.* (l) +                                            342
        48   Aksys LTD* (l) +                                                267
        19   Alexion Pharmaceuticals, Inc.* (l) +                            466
        37   Applera Corp. - Celera Genomics Group*                          505
         6   Bio-Rad Laboratories, Inc., Class A*                            333
        45   Cell Genesys, Inc.* (l)                                         362
       110   Cytokinetics, Inc.* (l)                                       1,132
        26   Diversa Corp.* (l)                                      $       224
        34   Enzon Pharmaceuticals, Inc.* (l)                                466
        13   Exelixis, Inc.*                                                 123
       335   Genelabs Technologies*                                          401
        63   Human Genome Sciences, Inc.* (l)                                752
       251   Incyte Corp.* (l)                                             2,509
        32   Integra LifeSciences Holdings Corp.* (l)                      1,194
        57   Maxygen, Inc.*                                                  724
        43   Myriad Genetics, Inc.* (l)                                      957
        88   Regeneration Technologies, Inc.* (l)                            920
        93   Seattle Genetics, Inc.* (l)                                     607
        47   Telik, Inc.*                                                    907
        28   Transkaryotic Therapies, Inc.* (l)                              713
             -------------------------------------------------------------------
                                                                          13,904
             -------------------------------------------------------------------

             BROADCASTING/CABLE -- 0.3%
       165   Charter Communications, Inc., Class A* (l)                      370
       260   Mediacom Communications Corp., Class A* (l)                   1,623
        20   Saga Communications, Inc., Class A* (l)                         344
        24   Sinclair Broadcast Group, Inc., Class A (l)                     224
             -------------------------------------------------------------------
                                                                           2,561
             -------------------------------------------------------------------

             BUSINESS SERVICES -- 2.0%
        13   Banta Corp.                                                     577
         6   Charles River Associates, Inc.*                                 271
        39   CSG Systems International, Inc.*                                724
        28   DiamondCluster International, Inc., Class A*                    398
        30   Digital River, Inc.* (l)                                      1,240
        64   Dollar Thrifty Automotive Group, Inc.*                        1,927
       140   Gartner, Inc., Class A* (l)                                   1,743
         7   Gevity HR, Inc.                                                 148
        57   Heidrick & Struggles International, Inc.* (l)                 1,940
        76   Labor Ready, Inc.* (l)                                        1,279
        23   Metris Companies, Inc.*                                         292
        80   Navigant Consulting, Inc.*                                    2,136
        30   PDI, Inc.*                                                      664
        40   Quanta Services, Inc.* (l)                                      322
       162   Spherion Corp.* (l)                                           1,361
       116   TeleTech Holdings, Inc.* (l)                                  1,123
        31   Tyler Technologies, Inc.* (l)                                   258
        32   Valassis Communications, Inc.*                                1,110
         6   Vertrue, Inc.* (l)                                              227
             -------------------------------------------------------------------
                                                                          17,740
             -------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS.

SHARES       ISSUER                                                        VALUE
--------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- CONTINUED

             CHEMICALS -- 2.3%
        14   Aceto Corp. +                                           $       274
        34   Albemarle Corp. +                                             1,316
        38   Cabot Microelectronics Corp.* (l)                             1,538
        31   Cytec Industries, Inc.                                        1,573
        44   FMC Corp.*                                                    2,106
        94   Georgia Gulf Corp.                                            4,672
        10   HB Fuller Co.                                                   282
        88   Hercules, Inc.*                                               1,308
        28   Kronos Worldwide, Inc.                                        1,121
        30   NewMarket Corp.*                                                593
        17   NuCO2, Inc.* (l)                                                379
        20   OM Group, Inc.* (l)                                             652
       136   PolyOne Corp.*                                                1,230
        41   Terra Industries, Inc.* (l)                                     365
       127   The Mosaic Co.*                                               2,068
       103   W.R. Grace & Co.* (l)                                         1,405
             -------------------------------------------------------------------
                                                                          20,882
             -------------------------------------------------------------------

             COMPUTER NETWORKS -- 1.0%
       136   Adaptec, Inc.* +                                              1,031
        89   Anixter International, Inc. (l)                               3,188
        38   Black Box Corp.                                               1,801
       232   Brocade Communications Systems, Inc.*                         1,771
        17   Factset Research Systems, Inc.                                  970
             -------------------------------------------------------------------
                                                                           8,761
             -------------------------------------------------------------------

             COMPUTER SOFTWARE -- 4.5%
        24   Ansys, Inc.*                                                    753
        37   Ariba, Inc.*                                                    618
        34   Ascential Software Corp.*                                       555
        54   Aspen Technology, Inc.* (l)                                     336
        74   Atari, Inc.*                                                    216
        65   Borland Software Corp.*                                         764
        41   CACI International, Inc., Class A*                            2,820
        23   Cerner Corp.* (l)                                             1,202
       127   Ciber, Inc.* (l)                                              1,226
        46   Computer Programs & Systems, Inc. (l)                         1,072
        44   Dendrite International, Inc.*                                   861
        24   DSP Group, Inc.*                                                543
        64   E.piphany, Inc.*                                                309
        26   Echelon Corp.*                                                  216
        33   Epicor Software Corp.*                                          458
        27   EPIQ Systems, Inc.* (l)                                 $       395
        16   FileNet Corp.*                                                  415
        56   Hyperion Solutions Corp.*                                     2,624
        46   Informatica Corp.*                                              372
        54   Intergraph Corp.*                                             1,457
         7   Intervideo, Inc.*                                                95
        13   Intervoice, Inc.*                                               172
        35   JDA Software Group, Inc.*                                       474
        12   Kronos, Inc.*                                                   634
        27   Lexar Media, Inc.*                                              208
        38   Magma Design Automation, Inc.* (l)                              482
        30   Manhattan Associates, Inc.* (l)                                 719
        51   ManTech International Corp., Class A* (l)                     1,206
        24   Manugistics Group, Inc.*                                         68
        25   MAPICS, Inc.*                                                   260
        59   Mentor Graphics Corp.* (l)                                      894
         9   MicroStrategy, Inc.* (l)                                        512
        47   MRO Software, Inc.*                                             615
        40   Openwave Systems, Inc.* (l)                                     614
        11   PalmSource, Inc.* (l)                                           136
       286   Parametric Technology Corp.*                                  1,682
        21   Pegasystems, Inc.* (l)                                          177
        83   Per-Se Technologies, Inc.* (l)                                1,320
        87   Perot Systems Corp., Class A*                                 1,398
        94   Progress Software Corp.*                                      2,183
         4   Quality Systems, Inc.*                                          209
        24   Quest Software, Inc.*                                           380
        37   Retek, Inc.*                                                    228
        45   SafeNet, Inc.*                                                1,642
       139   Secure Computing Corp.*                                       1,391
         6   SPSS, Inc.*                                                      94
        12   SRA International, Inc., Class A*                               777
         9   SS&C Technologies, Inc.                                         184
         7   Stratasys, Inc.*                                                248
        42   Take-Two Interactive Software, Inc.* (l)                      1,451
        12   TALX Corp.                                                      312
        12   TradeStation Group, Inc.* (l)                                    81
        48   Transaction Systems Architects, Inc.,
             Class A*                                                        947
        23   webMethods, Inc.*                                               165
        88   Wind River Systems, Inc.*                                     1,186
             -------------------------------------------------------------------
                                                                          40,356
             -------------------------------------------------------------------

                                              SEE NOTES TO FINANCIAL STATEMENTS.

SHARES       ISSUER                                                        VALUE
--------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- CONTINUED

             COMPUTERS/COMPUTER HARDWARE -- 1.2%
        37   Advanced Digital Information Corp.* +                   $       371
        88   Agilysys, Inc. (l) +                                          1,505
        28   Dot Hill Systems Corp.* (l)                                     216
        13   Electronics for Imaging, Inc.*                                  221
        87   Gateway, Inc.*                                                  522
        61   Hutchinson Technology, Inc.*                                  2,120
        21   Imagistics International, Inc.* (l)                             707
        54   Imation Corp.                                                 1,712
        60   Komag, Inc.*                                                  1,129
        35   PalmOne, Inc.* (l)                                            1,098
        29   RadiSys Corp.* (l)                                              561
       208   Silicon Graphics, Inc.* (l)                                     359
        70   Sykes Enterprises, Inc.*                                        489
             -------------------------------------------------------------------
                                                                          11,010
             -------------------------------------------------------------------

             CONSTRUCTION -- 0.9%
         9   Beazer Homes USA, Inc. (l)                                    1,301
       148   Champion Enterprises, Inc.* (l)                               1,745
        18   Dycom Industries, Inc.*                                         537
        54   Levitt Corp., Class A (l)                                     1,645
        15   Meritage Corp.*                                               1,736
        36   WCI Communities, Inc.* (l)                                    1,064
             -------------------------------------------------------------------
                                                                           8,028
             -------------------------------------------------------------------

             CONSTRUCTION MATERIALS -- 1.3%
        16   Ameron International Corp.                                      595
        24   Eagle Materials, Inc. (l)                                     2,055
        33   ElkCorp                                                       1,122
        50   NCI Building Systems, Inc.* (l)                               1,871
        19   Texas Industries, Inc.                                        1,154
        75   Universal Forest Products, Inc.                               3,256
        46   USG Corp.* (l)                                                1,844
             -------------------------------------------------------------------
                                                                          11,897
             -------------------------------------------------------------------

             CONSUMER PRODUCTS -- 1.0%
        45   American Greetings Corp., Class A                             1,146
         6   CSS Industries, Inc.                                            191
       136   Revlon, Inc., Class A*                                          313
        18   Stanley Furniture Company, Inc.                                 791
        19   Toro Co.                                                      1,570
        78   Tupperware Corp. (l)                                          1,618
        67   Universal Corp.                                               3,196
             -------------------------------------------------------------------
                                                                           8,825
             -------------------------------------------------------------------

             CONSUMER SERVICES -- 0.8%
        42   Alderwoods Group, Inc. (Canada)* +                      $       477
        33   Arbitron, Inc.*                                               1,273
       182   Rent-Way, Inc.*                                               1,455
        41   Sotheby's Holdings, Inc., Class A*                              752
        31   SOURCECORP, Inc.*                                               592
        31   Startek, Inc. (l)                                               882
       174   Stewart Enterprises, Inc., Class A*                           1,216
        34   The GEO Group, Inc.*                                            909
             -------------------------------------------------------------------
                                                                           7,556
             -------------------------------------------------------------------

             DISTRIBUTION -- 0.2%
        18   Building Material Holding Corp.                                 697
        39   WESCO International, Inc.*                                    1,162
             -------------------------------------------------------------------
                                                                           1,859
             -------------------------------------------------------------------

             ELECTRONICS/ELECTRICAL EQUIPMENT -- 1.9%
         9   Analogic Corp.                                                  381
         8   BEI Technologies, Inc.                                          247
        19   Bel Fuse, Inc., Class B (l)                                     652
        55   Benchmark Electronics, Inc.*                                  1,879
        30   Checkpoint Systems, Inc.* (l)                                   543
        61   CTS Corp.                                                       815
        25   Electro Scientific Industries, Inc.*                            496
        48   Encore Wire Corp.*                                              634
         7   FARO Technologies, Inc.*                                        224
        36   Integrated Electrical Services, Inc.* (l)                       176
        38   Itron, Inc.*                                                    897
        14   MTS Systems Corp.                                               460
        26   Planar Systems, Inc.* (l)                                       295
        24   Power-One, Inc.*                                                214
        81   Rayovac Corp.*                                                2,471
        26   ROFIN-SINAR Technologies, Inc.*                               1,104
        61   Stoneridge, Inc.*                                               915
        56   Sypris Solutions, Inc. (l)                                      850
        52   Trimble Navigation LTD*                                       1,705
        93   TTM Technologies, Inc.*                                       1,092
        32   Valence Technology, Inc.* (l)                                   100
        39   Watts Water Technologies, Inc., Class A                       1,264
        14   Zygo Corp.*                                                     166
             -------------------------------------------------------------------
                                                                          17,580
             -------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS.

SHARES       ISSUER                                                        VALUE
--------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- CONTINUED

             ENGINEERING SERVICES -- 0.2%
        21   URS Corp.*                                              $       664
        31   Washington Group International, Inc.* (l)                     1,263
             -------------------------------------------------------------------
                                                                           1,927
             -------------------------------------------------------------------

             ENTERTAINMENT/LEISURE -- 2.2%
        40   Ameristar Casinos, Inc.                                       1,711
        30   Argosy Gaming Co.*                                            1,392
        17   Aztar Corp.*                                                    580
        18   Brunswick Corp.                                                 886
        61   Callaway Golf Co.                                               824
        17   Carmike Cinemas, Inc.                                           613
        12   Isle of Capri Casinos, Inc.* (l)                                318
        47   K2, Inc.*                                                       750
        31   Macrovision Corp.*                                              802
        52   Multimedia Games, Inc.* (l)                                     813
        62   Navigant International, Inc.* (l)                               758
        50   Penn National Gaming, Inc.*                                   3,040
        52   Pinnacle Entertainment, Inc.*                                 1,036
       150   Scientific Games Corp., Class A*                              3,585
        77   Thor Industries, Inc. (l)                                     2,842
             -------------------------------------------------------------------
                                                                          19,950
             -------------------------------------------------------------------

             ENVIRONMENTAL SERVICES -- 0.2%
        37   Duratek, Inc.*                                                  921
        13   Metal Management, Inc. (l)                                      347
        24   Tetra Tech, Inc.*                                               402
        15   Waste Connections, Inc.*                                        510
             -------------------------------------------------------------------
                                                                           2,180
             -------------------------------------------------------------------

             FINANCIAL SERVICES -- 1.6%
        46   Accredited Home Lenders Holding Co.* +                        2,305
        19   Advanta Corp., Class B +                                        456
        30   Affiliated Managers Group, Inc.* (l) +                        2,039
         9   Asta Funding, Inc.                                              239
        20   Coinstar, Inc.*                                                 539
        53   CompuCredit Corp.*                                            1,449
         8   Credit Acceptance Corp.* (l)                                    196
         9   Education Lending Group, Inc.*                                  146
         8   Encore Capital Group, Inc.*                                     190
        15   eSpeed, Inc., Class A*                                          190
        14   Euronet Worldwide, Inc.*                                        375
        14   ITLA Capital Corp.*                                             847
        50   Knight Trading Group, Inc., Class A* (l)                $       550
        24   National Financial Partners Corp.                               931
       195   Safeguard Scientifics, Inc.*                                    414
        57   World Acceptance Corp.*                                       1,571
        30   WSFS Financial Corp.                                          1,816
             -------------------------------------------------------------------
                                                                          14,253
             -------------------------------------------------------------------

             FOOD/BEVERAGE PRODUCTS -- 0.9%
        76   Chiquita Brands International, Inc. (l)                       1,681
        40   Corn Products International, Inc.                             2,142
        29   Flowers Foods, Inc.                                             906
        14   J & J Snack Foods Corp.                                         706
        56   Sanderson Farms, Inc. (l)                                     2,403
             -------------------------------------------------------------------
                                                                           7,838
             -------------------------------------------------------------------

             HEALTH CARE/HEALTH CARE SERVICES -- 6.1%
        39   ABIOMED Inc.* (l) +                                             601
        49   Align Technology, Inc.* +                                       522
       108   Alliance Imaging, Inc.*                                       1,212
        21   America Service Group, Inc.*                                    554
        34   Animas Corp.* (l)                                               527
        54   Apria Healthcare Group, Inc.*                                 1,773
        23   Arrow International, Inc.                                       700
        17   ArthroCare Corp.* (l)                                           558
        24   Biosite, Inc.* (l)                                            1,465
        84   Centene Corp.*                                                2,376
        88   CONMED Corp.* (l)                                             2,504
        27   CTI Molecular Imaging, Inc.*                                    387
        33   Diagnostic Products Corp.                                     1,789
       184   Encore Medical Corp.*                                         1,252
        14   Epix Medical, Inc.* (l)                                         258
        19   First Health Group Corp.*                                       357
        27   Genesis HealthCare Corp.*                                       928
        97   Gentiva Health Services*                                      1,625
        16   Immucor, Inc.*                                                  380
        17   Inverness Medical Innovations, Inc.* (l)                        417
       151   Kindred Healthcare, Inc.* (l)                                 4,512
        79   Kyphon, Inc.* (l)                                             2,032
        40   Mentor Corp.                                                  1,333
        19   Merit Medical Systems, Inc.*                                    292
        53   NeuroMetrix, Inc.*                                              617
        81   OCA, Inc.* (l)                                                  512

                                              SEE NOTES TO FINANCIAL STATEMENTS.

SHARES       ISSUER                                                        VALUE
--------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- CONTINUED

             HEALTH CARE/HEALTH CARE SERVICES -- CONTINUED
        17   Ocular Sciences, Inc.*                                  $       814
        84   Owens & Minor, Inc.                                           2,355
       136   Palatin Technologies, Inc.*                                     363
        63   Pediatrix Medical Group, Inc.*                                4,009
        11   Possis Medical, Inc.*                                           142
        59   Province Healthcare Co.*                                      1,325
       137   PSS World Medical, Inc.* (l)                                  1,720
        48   Res-Care, Inc.*                                                 726
        40   Sierra Health Services, Inc.* (l)                             2,177
        66   Sola International, Inc.*                                     1,818
       120   Steris Corp.* (l)                                             2,834
        15   SurModics, Inc.* (l)                                            501
        40   Symbion, Inc.*                                                  872
        15   TECHNE Corp.*                                                   599
        77   United Surgical Partners
             International, Inc.* (l)                                      3,210
        80   VISX, Inc.*                                                   2,062
             -------------------------------------------------------------------
                                                                          55,010
             -------------------------------------------------------------------

             HOTELS/OTHER LODGING -- 0.1%
        70   La Quinta Corp.*                                                634

             INDUSTRIAL COMPONENTS -- 0.4%
        22   Hexcel Corp.*                                                   313
       151   Lennox International, Inc.                                    3,067
             -------------------------------------------------------------------
                                                                           3,380
             -------------------------------------------------------------------

             INSURANCE -- 2.0%
         9   AmerUs Group Co.                                                403
        38   Argonaut Group, Inc.* (l)                                       803
        86   Delphi Financial Group, Inc., Class A                         3,988
        36   Direct General Corp. (l)                                      1,152
        33   LandAmerica Financial Group, Inc. (l)                         1,753
         8   NYMAGIC, Inc.                                                   202
       229   PMA Capital Corp., Class A* (l)                               2,368
        31   Selective Insurance Group                                     1,371
        35   Stewart Information Services Corp.                            1,449
         2   The Navigators Group, Inc.* (l)                                  66
        14   United Fire & Casualty Co.                                      485
        21   Vesta Insurance Group, Inc.                                      76
        84   Zenith National Insurance Corp.                               4,183
             -------------------------------------------------------------------
                                                                          18,299
             -------------------------------------------------------------------

             INTERNET SERVICES/SOFTWARE -- 2.6%
        63   AsiaInfo Holdings, Inc. (China)*                        $       373
        50   Autobytel, Inc.*                                                300
         5   Blue Coat Systems, Inc.*                                         93
       355   CMGI, Inc.*                                                     904
       129   CNET Networks, Inc.*                                          1,446
        18   Corillian Corp.*                                                 88
        27   Digital Insight Corp.*                                          488
       115   Digitas, Inc.*                                                1,094
       122   DoubleClick, Inc.*                                              949
       306   EarthLink, Inc.*                                              3,520
        18   Equinix, Inc.* (l)                                              765
        35   Harris Interactive, Inc.*                                       279
       184   Homestore, Inc.* (l)                                            558
        35   Infospace, Inc.* (l)                                          1,656
        52   Internet Security Systems, Inc.*                              1,200
         6   Interwoven, Inc.*                                                65
        38   iPass, Inc.*                                                    284
        33   j2 Global Communications, Inc.*                               1,121
        43   Lionbridge Technologies, Inc.*                                  292
       175   LookSmart LTD*                                                  383
        47   Mindspeed Technologies, Inc.* (l)                               131
        14   PC-Tel, Inc.*                                                   108
        31   Portal Software, Inc.* (l)                                       83
        29   ProQuest Co.*                                                   846
        29   Redback Networks, Inc.*                                         155
       136   SupportSoft, Inc.* (l)                                          902
        60   Trizetto Group, Inc.*                                           566
        78   United Online, Inc.*                                            904
        71   Valueclick, Inc.* (l)                                           942
        46   WebEx Communications, Inc.* (l)                               1,084
        34   Websense, Inc.*                                               1,725
             -------------------------------------------------------------------
                                                                          23,304
             -------------------------------------------------------------------

             INVESTMENT COMPANY -- 0.1%
        43   Technology Investment Capital Corp.                             638

             LEASING -- 0.4%
        18   Amerco, Inc.*                                                   809
        84   GATX Corp.                                                    2,495
        17   Interpool, Inc.                                                 399
             -------------------------------------------------------------------
                                                                           3,703
             -------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS.

SHARES       ISSUER                                                        VALUE
--------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- CONTINUED

             MACHINERY & ENGINEERING EQUIPMENT -- 2.2%
       324   Applied Industrial Technologies, Inc.                   $     8,883
        50   Astec Industries, Inc.*                                         864
        32   Cascade Corp.                                                 1,278
        53   Flowserve Corp.*                                              1,451
        16   NACCO Industries, Inc., Class A                               1,665
        15   Sauer-Danfoss, Inc. (l)                                         318
        24   Tecumseh Products Co., Class A                                1,123
        52   The Manitowoc Co., Inc.                                       1,954
        18   UNOVA, Inc.* (l)                                                460
        53   York International Corp.                                      1,831
             -------------------------------------------------------------------
                                                                          19,827
             -------------------------------------------------------------------

             MANUFACTURING -- 2.6%
        29   Armor Holdings, Inc.*                                         1,349
        61   Barnes Group, Inc.                                            1,604
        21   Cyberoptics Corp.* (l)                                          308
        11   ESCO Technologies, Inc.*                                        874
        62   Fleetwood Enterprises, Inc.* (l)                                836
        77   Griffon Corp.*                                                2,071
        57   JLG Industries, Inc. (l)                                      1,121
        58   Joy Global, Inc.                                              2,532
        60   Lincoln Electric Holdings, Inc.                               2,069
        31   NN, Inc.                                                        412
        19   Penn Engineering & Manufacturing Corp.                          349
        79   Quanex Corp. (l)                                              5,410
        49   Terex Corp.*                                                  2,316
        57   Walter Industries, Inc. (l)                                   1,936
             -------------------------------------------------------------------
                                                                          23,187
             -------------------------------------------------------------------

             METALS/MINING -- 0.7%
        93   Commercial Metals Co. (l)                                     4,678
        32   Metals USA, Inc.* (l)                                           584
        27   Valmont Industries, Inc.                                        665
             -------------------------------------------------------------------
                                                                           5,927
             -------------------------------------------------------------------

             MULTI-MEDIA -- 0.6%
        38   Emmis Communications Corp., Class A*                            720
        35   Gray Television, Inc.                                           539
        33   Insight Communications Co., Inc., Class A* (l)                  304
        35   Journal Register Co.*                                           667
       153   Lodgenet Entertainment Corp.*                                 2,699
        73   World Wrestling Entertainment, Inc.                             888
             -------------------------------------------------------------------
                                                                           5,817
             -------------------------------------------------------------------

             OFFICE/BUSINESS EQUIPMENT -- 0.5%
         9   General Binding Corp.*                                  $       112
        85   Global Imaging Systems, Inc.* (l)                             3,369
        29   United Stationers, Inc.*                                      1,340
             -------------------------------------------------------------------
                                                                           4,821
             -------------------------------------------------------------------

             OIL & GAS -- 6.0%
        26   Black Hills Corp.                                               785
        18   Callon Petroleum Co.* (l)                                       259
        24   Comstock Resources, Inc.*                                       536
       120   Denbury Resources, Inc.*                                      3,280
        88   Energen Corp.                                                 5,176
        19   Energy Partners LTD*                                            387
         7   Giant Industries, Inc.*                                         196
        16   Gulf Island Fabrication, Inc.                                   351
        47   Hanover Compressor Co.* (l)                                     670
        28   Headwaters, Inc.* (l)                                           792
        45   Helmerich & Payne, Inc.                                       1,539
       152   Houston Exploration Co.*                                      8,548
        23   Hydril Co.*                                                   1,029
       223   Key Energy Services, Inc.*                                    2,629
        46   Lone Star Technologies, Inc.*                                 1,543
        41   Mission Resources Corp.* (l)                                    239
        71   Oceaneering International, Inc.*                              2,646
        30   Oil States International, Inc.*                                 581
        15   Penn Virginia Corp.                                             604
       129   Southern Union Co.* (l)                                       3,098
        71   Southwest Gas Corp.                                           1,801
       143   Southwestern Energy Co.* (l)                                  7,259
        36   Stone Energy Corp.*                                           1,632
        78   Tesoro Petroleum Corp.*                                       2,498
        43   Todco, Class A*                                                 783
        34   Unit Corp.*                                                   1,288
        46   Veritas DGC, Inc.* (l)                                        1,040
       102   Vintage Petroleum, Inc.                                       2,323
        18   World Fuel Services Corp.                                       891
             -------------------------------------------------------------------
                                                                          54,403
             -------------------------------------------------------------------

             PACKAGING -- 0.7%
       264   Crown Holdings, Inc.*                                         3,629
        50   Silgan Holdings, Inc.                                         3,060
             -------------------------------------------------------------------
                                                                           6,689
             -------------------------------------------------------------------

                                              SEE NOTES TO FINANCIAL STATEMENTS.

SHARES       ISSUER                                                        VALUE
--------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- CONTINUED

             PAPER/FOREST PRODUCTS -- 0.2%
        23   Schweitzer-Mauduit International, Inc.                  $       767
        67   Wausau-Mosinee Paper Corp.                                    1,202
             -------------------------------------------------------------------
                                                                           1,969
             -------------------------------------------------------------------

             PHARMACEUTICALS -- 3.8%
        42   Able Laboratories, Inc.* (l) +                                  953
       136   Adolor Corp.* +                                               1,352
        47   Alkermes, Inc.* (l)                                             657
        16   Antigenics, Inc.* (l)                                           165
       111   AtheroGenics, Inc.* (l)                                       2,613
        42   Auxilium Pharmaceuticals, Inc.*                                 369
       562   AVANIR Pharmaceuticals, Class A* (l)                          1,918
        15   Bradley Pharmaceuticals, Inc.* (l)                              299
        36   Corixa Corp.* (l)                                               130
       146   Cubist Pharmaceuticals, Inc.*                                 1,726
       139   CV Therapeutics, Inc.* (l)                                    3,186
       264   Cypress Bioscience, Inc.*                                     3,708
        18   Dendreon Corp.* (l)                                             190
        39   Impax Laboratories, Inc.* (l)                                   622
        21   Kos Pharmaceuticals, Inc.* (l)                                  779
        52   Ligand Pharmaceuticals, Inc., Class B* (l)                      604
        24   Medicines Co.*                                                  700
        90   Onyx Pharmaceuticals, Inc.* (l)                               2,902
        30   Par Pharmaceutical Companies, Inc.*                           1,221
        17   Pharmion Corp.*                                                 722
        43   PolyMedica Corp. (l)                                          1,618
        54   Rigel Pharmaceuticals, Inc.* (l)                              1,309
        11   Tanox, Inc.* (l)                                                167
        44   United Therapeutics Corp.* (l)                                1,982
        96   Valeant Pharmaceuticals International                         2,530
        53   Vertex Pharmaceuticals, Inc.*                                   557
        53   Vicuron Pharmaceuticals, Inc.*                                  928
             -------------------------------------------------------------------
                                                                          33,907
             -------------------------------------------------------------------

             PRINTING & PUBLISHING -- 0.4%
       119   Bowne & Co., Inc.                                             1,928
        38   John H. Harland Co.                                           1,354
             -------------------------------------------------------------------
                                                                           3,282
             -------------------------------------------------------------------

             REAL ESTATE -- 0.1%
        13   LNR Property Corp. (l)                                          799

             REAL ESTATE INVESTMENT TRUST -- 6.7%
        93   Affordable Residential
             Communities, Inc. (l) +                                 $     1,335
       265   American Financial Realty Trust                               4,291
       106   American Home Mortgage
             Investment Corp.                                              3,620
       108   Anthracite Capital, Inc.                                      1,331
        59   Capital Automotive Real Estate
             Investment Trust                                              2,100
       211   CarrAmerica Realty Corp.                                      6,959
        45   Entertainment Properties Trust                                2,014
       187   Equity Inns, Inc.                                             2,200
        44   FelCor Lodging Trust, Inc.*                                     643
        48   Gables Residential Trust                                      1,721
       201   Government Properties Trust, Inc. (l)                         1,979
        54   Highwoods Properties, Inc. (l)                                1,499
        44   IMPAC Mortgage Holdings, Inc.                                   995
       213   InnKeepers USA Trust                                          3,026
        26   LaSalle Hotel Properties                                        815
       101   Lexington Corporate Properties Trust                          2,287
        84   LTC Properties, Inc.                                          1,664
       162   Meristar Hospitality Corp.*                                   1,353
        99   MFA Mortgage Investments, Inc.                                  873
        52   Mid-America Apartment Communities, Inc.                       2,148
        15   National Health Investors, Inc.                                 449
        38   New Century Financial Corp.                                   2,397
        35   NovaStar Financial, Inc. (l)                                  1,752
        96   Pennsylvania Real Estate
             Investment Trust (l)                                          4,100
       115   Prentiss Properties Trust                                     4,396
        77   RAIT Investment Trust (l)                                     2,162
        65   Saul Centers, Inc. (l)                                        2,479
             -------------------------------------------------------------------
                                                                          60,588
             -------------------------------------------------------------------

             RESTAURANTS/FOOD SERVICES -- 1.3%
        41   CBRL Group, Inc.                                              1,720
        12   CEC Entertainment, Inc.*                                        496
       103   CKE Restaurants, Inc.* (l)                                    1,495
         6   Jack in the Box, Inc.*                                          221
       185   Landry's Restaurants, Inc. (l)                                5,373
        27   Rare Hospitality International, Inc.*                           844
       129   Ryan's Restaurant Group, Inc.*                                1,992
             -------------------------------------------------------------------
                                                                          12,141
             -------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS.

SHARES       ISSUER                                                        VALUE
--------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- CONTINUED

             RETAILING -- 4.5%
        26   1-800-FLOWERS.COM, Inc., Class A*                       $       221
       205   Aaron Rents, Inc. +                                           5,133
        88   Aeropostale, Inc.* +                                          2,575
        78   Asbury Automotive Group, Inc.*                                1,078
        91   Brookstone, Inc.*                                             1,775
        19   Brown Shoe Co., Inc.                                            570
       206   Cash America International, Inc.                              6,131
        24   Charlotte Russe Holding, Inc.*                                  245
       338   Charming Shoppes, Inc.* (l)                                   3,167
        11   Electronics Boutique Holdings Corp.* (l)                        451
        38   Genesco, Inc.* (l)                                            1,168
       143   Hollywood Entertainment Corp.*                                1,874
        36   Hot Topic, Inc.*                                                626
        46   Insight Enterprises, Inc.*                                      946
         6   Jo-Ann Stores, Inc.*                                            165
        34   MarineMax, Inc.*                                              1,018
         7   Movado Group, Inc.                                              134
        20   Movie Gallery, Inc. (l)                                         379
        49   Select Comfort Corp.* (l)                                       881
        78   ShopKo Stores, Inc.* (l)                                      1,450
       104   Stein Mart, Inc.*                                             1,769
        34   The Children's Place Retail Stores, Inc.* (l)                 1,259
        67   The J. Jill Group, Inc.* (l)                                    990
        68   The Pantry, Inc.*                                             2,052
        14   The Sports Authority, Inc.* (l)                                 350
        94   Too, Inc.*                                                    2,294
        21   Trans World Entertainment Corp.*                                258
        26   United Auto Group, Inc.                                         758
        44   Zale Corp.*                                                   1,320
             -------------------------------------------------------------------
                                                                          41,037
             -------------------------------------------------------------------

             RETAILING - FOOD & STAPLES -- 0.1%
        14   Nash-Finch Co.                                                  521
        34   Pathmark Stores, Inc.*                                          198
        42   Winn-Dixie Stores, Inc. (l)                                     192
             -------------------------------------------------------------------
                                                                             911
             -------------------------------------------------------------------

             SEMI-CONDUCTORS -- 3.1%
        25   Actel Corp.* +                                                  446
        33   ADE Corp.* (l) +                                                625
       104   AMIS Holdings, Inc.*                                          1,714
        28   Asyst Technologies, Inc.*                                       140
        19   ATMI, Inc.* +                                           $       417
        42   August Technology Corp.*                                        441
       143   Axcelis Technologies, Inc.*                                   1,160
        54   Brooks Automation, Inc.*                                        926
        79   Cirrus Logic, Inc.*                                             434
        56   Credence Systems Corp.*                                         512
        44   Cymer, Inc.*                                                  1,288
        24   Diodes, Inc.*                                                   539
        23   ESS Technology, Inc.*                                           161
        21   Exar Corp.*                                                     302
        18   Genesis Microchip, Inc.* (l)                                    285
        28   Integrated Silicon Solutions, Inc.*                             226
        28   IXYS Corp.*                                                     287
        25   Kopin Corp.*                                                     97
        50   Lattice Semiconductor Corp.*                                    283
        59   LTX Corp.* (l)                                                  450
        65   Mattson Technology, Inc.*                                       733
        88   Micrel, Inc.*                                                   973
        65   Microsemi Corp.*                                              1,130
        69   MIPS Technologies, Inc.*                                        677
        19   MKS Instruments, Inc.*                                          358
        56   Mykrolis Corp.* (l)                                             794
        40   Omnivision Technologies, Inc.* (l)                              728
       334   ON Semiconductor Corp.*                                       1,517
        73   Photronics, Inc.* (l)                                         1,198
        71   Pixelworks, Inc.*                                               807
        19   Power Integrations, Inc.*                                       366
        46   Semitool, Inc.*                                                 425
        26   SigmaTel, Inc.*                                                 924
        77   Silicon Image, Inc.* (l)                                      1,262
       145   Silicon Storage Technology, Inc.*                               864
         8   Siliconix, Inc.* (l)                                            292
       130   Skyworks Solutions, Inc.*                                     1,226
        13   Supertex, Inc.*                                                 276
       110   Transmeta Corp.* (l)                                            179
         9   Ultratech, Inc.*                                                168
        24   Varian Semiconductor Equipment
             Associates, Inc.* (l)                                           877
       221   Vitesse Semiconductor Corp.* (l)                                779
        27   Zoran Corp.*                                                    316
             -------------------------------------------------------------------
                                                                          27,602
             -------------------------------------------------------------------

                                              SEE NOTES TO FINANCIAL STATEMENTS.

SHARES       ISSUER                                                        VALUE
--------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- CONTINUED

             SHIPPING/TRANSPORTATION -- 0.1%
        34   Swift Transportation Co., Inc.* (l)                     $       735

             STEEL -- 1.2%
       248   AK Steel Holding Corp.* +                                     3,591
        30   Gibraltar Industries, Inc.                                      711
        42   Reliance Steel & Aluminum Co.                                 1,632
        65   Ryerson Tull, Inc. (l)                                        1,017
        18   Schnitzer Steel Industries, Inc., Class A (l)                   607
        87   Steel Dynamics, Inc. (l)                                      3,281
             -------------------------------------------------------------------
                                                                          10,839
             -------------------------------------------------------------------

             TELECOMMUNICATIONS -- 2.4%
        62   Aeroflex, Inc.* +                                               755
       190   Alamosa Holdings, Inc.* +                                     2,372
       112   Arris Group, Inc.*                                              785
        88   Aspect Communications*                                          978
        37   Boston Communications Group*                                    339
        42   Broadwing Corp.* (l)                                            380
        84   Centennial Communications Corp.*                                663
       373   Cincinnati Bell, Inc.*                                        1,546
        12   Commonwealth Telephone Enterprises, Inc.*                       616
        34   CT Communications, Inc.                                         423
        76   Extreme Networks, Inc.*                                         500
       159   Finisar Corp.* (l)                                              362
        26   Hypercom Corp.*                                                 156
        10   Interdigital Communications Corp.*                              219
        30   Intrado, Inc.* (l)                                              364
        93   ITC DeltaCom, Inc.*                                             159
       111   MasTec, Inc.* (l)                                             1,121
       125   MRV Communications, Inc.* (l)                                   458
        36   NETGEAR, Inc.* (l)                                              648
       125   Primus Telecommunications Group, Inc.* (l)                      398
       475   PTEK Holdings, Inc.*                                          5,090
       121   Symmetricom, Inc.* (l)                                        1,174
        32   Talk America Holdings, Inc.* (l)                                210
        53   Tekelec*                                                      1,077
        81   Time Warner Telecom, Inc., Class A*                             351
        76   Westell Technologies, Inc., Class A*                            514
             -------------------------------------------------------------------
                                                                          21,658
             -------------------------------------------------------------------

             TELECOMMUNICATIONS EQUIPMENT -- 0.8%
        16   Audiovox Corp., Class A* (l)                                    254
        28   Brightpoint, Inc.*                                      $       543
        65   C-COR.net Corp.*                                                605
         9   Comtech Telecommunications* (l)                                 354
        22   Ditech Communications Corp.*                                    333
       115   Inter-Tel, Inc.                                               3,144
        54   Remec, Inc.* (l)                                                388
       188   RF Micro Devices, Inc.* (l)                                   1,285
        50   Terayon Communications Systems, Inc.*                           135
             -------------------------------------------------------------------
                                                                           7,041
             -------------------------------------------------------------------

             TEXTILES -- 0.5%
       126   Angelica Corp.                                                3,403
        38   UniFirst Corp.                                                1,075
             -------------------------------------------------------------------
                                                                           4,478
             -------------------------------------------------------------------

             TIRE & RUBBER -- 0.3%
       169   Goodyear Tire & Rubber Co.* (l)                               2,473

             TOYS & GAMES -- 0.4%
        53   JAKKS Pacific, Inc.* (l)                                      1,178
        59   RC2 Corp.*                                                    1,934
        29   Steinway Musical Instruments, Inc.*                             839
             -------------------------------------------------------------------
                                                                           3,951
             -------------------------------------------------------------------

             TRANSPORTATION -- 1.9%
        26   Arkansas Best Corp.                                           1,181
        81   Genesee & Wyoming, Inc., Class A*                             2,276
        32   Offshore Logistics, Inc.*                                     1,023
        17   Old Dominion Freight Line, Inc.*                                578
        34   Overnite Corp.                                                1,255
        54   Overseas Shipholding Group, Inc. (l)                          2,985
        84   RailAmerica, Inc.*                                            1,098
       105   SCS Transportation, Inc.*                                     2,459
        32   The Greenbrier Companies, Inc.                                1,093
        55   US Xpress Enterprises, Inc., Class A*                         1,614
        83   Werner Enterprises, Inc.                                      1,888
             -------------------------------------------------------------------
                                                                          17,450
             -------------------------------------------------------------------

             UTILITIES -- 2.0%
        80   Aquila, Inc.* (l)                                               296
        64   Atmos Energy Corp.                                            1,745
        59   Avista Corp.                                                  1,044

SEE NOTES TO FINANCIAL STATEMENTS.

SHARES       ISSUER                                                        VALUE
--------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- CONTINUED

             UTILITIES -- CONTINUED
       218   CMS Energy Corp.*                                       $     2,281
        57   El Paso Electric Co.*                                         1,087
        40   Idacorp, Inc.                                                 1,214
         5   MGE Energy, Inc. (l)                                            187
        62   New Jersey Resources Corp.                                    2,691
       110   PNM Resources, Inc.                                           2,780
       186   Sierra Pacific Resources* (l)                                 1,953
        18   South Jersey Industries, Inc.                                   957
         6   UIL Holdings Corp.                                              298
        78   UniSource Energy Corp. (l)                                    1,883
             -------------------------------------------------------------------
                                                                          18,416
             -------------------------------------------------------------------
             Total Common Stocks
             (Cost $773,696)                                             834,366
             -------------------------------------------------------------------

SHORT-TERM INVESTMENTS -- 5.0%

             RIGHTS -- 0.0% ^
        38   Technology Investment Capital Corp.
             (Cost $0)                                                        19

             U.S. TREASURY SECURITY -- 0.3%
     2,500   U.S. Treasury Note, 1.88%, 11/30/05, @
             (Cost $2,481)                                                 2,480

             MONEY MARKET FUND -- 4.7%
    42,664   JPMorgan Prime Money Market Fund (a)
             (Cost $42,664)                                               42,664
             -------------------------------------------------------------------
             Total Short-Term Investments
             (Cost $45,145)                                               45,163
             -------------------------------------------------------------------
             TOTAL INVESTMENTS -- 97.3%
             (COST $818,841)                                         $   879,529
             -------------------------------------------------------------------

             OTHER ASSETS IN
             EXCESS OF LIABILITIES -- 2.7%                           $    24,209
             -------------------------------------------------------------------

             NET ASSETS -- 100.0%                                    $   903,738
             -------------------------------------------------------------------

             Percentages indicated are based on net assets.

SHARES       COLLATERAL INVESTMENTS                                        VALUE
--------------------------------------------------------------------------------
             MONEY MARKET FUND (c)
       600   Barclays Global Investors
             Prime Money Market Fund                                 $       600

             CERTIFICATES OF DEPOSIT (c)
     2,500   Depfa Bank NY, 2.21%, 01/18/05                                2,500
     2,500   Washington Mutual Bank FA,
             2.21%, 01/18/05                                               2,500
             -------------------------------------------------------------------
                                                                           5,000
             -------------------------------------------------------------------
             COMMERCIAL PAPER (c)
     2,989   Kitty Hawk, 2.23%, 01/18/05                                   2,989

PRINCIPAL
AMOUNT
(USD)
--------------------------------------------------------------------------------
             REPURCHASE AGREEMENT (c)
$   64,726   Deutsche Bank Securities Inc., 2.33%,
             dated 12/31/04, due 01/03/05,
             proceeds $64,739 collateralized by
             U.S. Government Agency Securities                            64,726
             -------------------------------------------------------------------
                                                                     $    73,315
             -------------------------------------------------------------------

FUTURES CONTRACTS
(Amounts in thousands, except number of contracts)

                                                                    NOTIONAL             UNREALIZED
NUMBER OF                                                           VALUE AT          APPRECIATION/
CONTRACTS    DESCRIPTION                    EXPIRATION DATE   12/31/04 (USD)   (DEPRECIATION) (USD)
---------------------------------------------------------------------------------------------------
             LONG FUTURES OUTSTANDING
211          Russell 2000 Index                 March, 2005      $    68,346                $   646

                                              SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN U.S. SMALL COMPANY FUND

PORTFOLIO OF INVESTMENTS                         AS OF DECEMBER 31, 2004
(Amounts in thousands)

SHARES       ISSUER                                                        VALUE
--------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- 98.5%

             COMMON STOCKS -- 98.5%

             ADVERTISING -- 0.5%
         4   ADVO, Inc.                                              $       135
         9   aQuantive, Inc.*                                                 78
         3   Catalina Marketing Corp.                                         95
        11   R.H. Donnelley Corp.*                                           662
        14   SITEL Corp.*                                                     34
             -------------------------------------------------------------------
                                                                           1,004
             -------------------------------------------------------------------

             AEROSPACE -- 1.8%
        19   Aviall, Inc.*                                                   446
        13   BE Aerospace, Inc.*                                             152
         3   Curtiss-Wright Corp.                                            149
        20   Esterline Technologies Corp.*                                   666
         9   HEICO Corp.                                                     194
        11   Kaman Corp., Class A                                            139
        38   Moog, Inc., Class A*                                          1,715
        30   Orbital Sciences Corp.*                                         349
         1   Triumph Group, Inc.*                                             33
             -------------------------------------------------------------------
                                                                           3,843
             -------------------------------------------------------------------

             AGRICULTURAL PRODUCTION/SERVICES -- 0.1%
        31   DIMON, Inc.                                                     210

             AIRLINES -- 1.0%
         1   Continental Airlines, Inc., Class B*                             12
        49   Delta Air Lines, Inc.*                                          364
        44   ExpressJet Holdings, Inc.*                                      568
         2   FLYi, Inc.*                                                       4
        25   Mesa Air Group, Inc.*                                           199
         3   Northwest Airlines Corp.*                                        28
        18   Pinnacle Airlines Corp.*                                        255
        31   SkyWest, Inc.                                                   624
             -------------------------------------------------------------------
                                                                           2,054
             -------------------------------------------------------------------

             APPAREL -- 0.8%
         5   DHB Industries, Inc.*                                            88
        10   Kellwood Co.                                                    359
        11   Kenneth Cole Productions, Inc., Class A                         336
        22   Quiksilver, Inc.*                                               655
        17   Skechers U.S.A., Inc., Class A*                                 226
             -------------------------------------------------------------------
                                                                           1,664
             -------------------------------------------------------------------

             APPLIANCES & HOUSEHOLD DURABLES -- 0.3%
        13   Furniture Brands International, Inc.                    $       315
        27   Jacuzzi Brands, Inc.*                                           234
             -------------------------------------------------------------------
                                                                             549
             -------------------------------------------------------------------

             AUTOMOTIVE -- 1.0%
        22   ArvinMeritor, Inc.                                              499
        18   Hayes Lemmerz International, Inc.*                              156
        12   Lithia Motors, Inc., Class A                                    331
         5   Sonic Automotive, Inc.                                          126
         9   Standard Motor Products, Inc.                                   144
        31   Tenneco Automotive, Inc.*                                       530
        17   Tower Automotive, Inc.*                                          42
        10   Wabash National Corp.*                                          261
         3   Winnebago Industries, Inc.                                      117
             -------------------------------------------------------------------
                                                                           2,206
             -------------------------------------------------------------------

             BANKING -- 9.2%
         3   ABC Bancorp +                                                    69
         4   Ace Cash Express, Inc.*                                         107
         8   Amcore Financial, Inc.                                          264
         2   AmericanWest Bancorp*                                            36
         1   Bancfirst Corp.                                                  87
        20   Bank of the Ozarks, Inc.                                        667
        41   BankAtlantic Bancorp, Inc., Class A                             808
         1   Capital Corp of the West                                         66
         6   Capitol Bancorp LTD                                             225
         4   Center Financial Corp.                                           70
        10   Central Pacific Financial Corp.                                 344
         5   Chemical Financial Corp.                                        215
         3   City Holding Co.                                                105
         4   City National Corp.                                             294
         6   Columbia Banking Systems, Inc.                                  142
         5   Commercial Capital Bancorp, Inc.                                114
        26   Community Bank System, Inc.                                     737
         4   Community Trust Bancorp, Inc.                                   143
        22   Corus Bankshares, Inc.                                        1,046
         5   Dime Community Bancshares                                        91
        23   EuroBancshares, Inc. (Puerto Rico)*                             485
        14   First Bancorp (Puerto Rico)                                     915
         0^^ First Citizens Banc Corp.                                         7
         6   First Niagara Financial Group, Inc.                              83
         2   First Republic Bank                                             117

SEE NOTES TO FINANCIAL STATEMENTS.

SHARES       ISSUER                                                        VALUE
--------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- CONTINUED

             BANKING -- CONTINUED
         9   First State Bancorporation                              $       346
        12   Flagstar Bancorp, Inc.                                          269
         0^^ Fulton Financial Corp.                                            5
         5   Glacier Bancorp, Inc.                                           180
        16   Gold Banc Corp., Inc.                                           240
        10   Greater Bay Bancorp                                             279
        10   Hudson River Bancorp                                            196
        18   IBERIABANK Corp.                                              1,207
        13   Independent Bank Corp.                                          376
        26   Irwin Financial Corp.                                           727
         1   Macatawa Bank Corp.                                              45
         4   MB Financial, Inc.                                              160
         6   Mercantile Bank Corp.                                           233
         6   Nara Bancorp, Inc.                                              128
        10   Oriental Financial Group, Inc. (Puerto Rico)                    286
         9   Partners Trust Financial Group, Inc.                            106
         3   Peoples Bancorp, Inc.                                            80
        21   PrivateBancorp, Inc.                                            690
        25   Provident Bancorp, Inc.                                         324
        35   R&G Financial Corp. (Puerto Rico), Class B                    1,372
        18   Republic Bancorp, Inc.                                          272
         1   Republic Bancorp, Inc., Class A                                  31
         3   Simmons First National Corp., Class A                            81
         2   Southwest Bancorp, Inc.                                          51
         1   State Financial Services Corp., Class A                          42
         6   Sterling Bancorp                                                158
        29   Sterling Bancshares, Inc.                                       410
        10   Sterling Financial Corp. - Washington*                          379
        15   Summit Bancshares, Inc.                                         544
         4   Sun Bancorp, Inc.*                                              107
         1   Taylor Capital Group, Inc.                                       47
         3   TriCo Bancshares                                                 68
         5   Umpqua Holdings Corp.                                           124
        44   W Holding Co., Inc. (Puerto Rico)                             1,003
        15   West Coast Bancorp                                              390
        15   Westamerica Bancorporation                                      863
         1   Western Sierra Bancorp*                                          54
         8   Wilshire Bancorp, Inc.*                                         139
         4   Wintrust Financial Corp.                                        222
             -------------------------------------------------------------------
                                                                          19,471
             -------------------------------------------------------------------

             BIOTECHNOLOGY -- 1.6%
         8   Abgenix, Inc.*                                          $        82
        12   Aksys LTD*                                                       64
         4   Alexion Pharmaceuticals, Inc.*                                  111
         9   Applera Corp. - Celera Genomics Group*                          120
         1   Bio-Rad Laboratories, Inc., Class A*                             75
        11   Cell Genesys, Inc.*                                              87
        27   Cytokinetics, Inc.*                                             272
         6   Diversa Corp.*                                                   54
         8   Enzon Pharmaceuticals, Inc.*                                    111
         3   Exelixis, Inc.*                                                  31
       102   Genelabs Technologies*                                          122
        15   Human Genome Sciences, Inc.*                                    180
        61   Incyte Corp.*                                                   604
         8   Integra LifeSciences Holdings Corp.*                            280
        14   Maxygen, Inc.*                                                  174
        10   Myriad Genetics, Inc.*                                          232
        21   Regeneration Technologies, Inc.*                                222
        23   Seattle Genetics, Inc.*                                         147
        11   Telik, Inc.*                                                    219
         7   Transkaryotic Therapies, Inc.*                                  168
             -------------------------------------------------------------------
                                                                           3,355
             -------------------------------------------------------------------

             BROADCASTING/CABLE -- 0.3%
        40   Charter Communications, Inc., Class A*                           89
        62   Mediacom Communications Corp., Class A*                         391
         5   Saga Communications, Inc., Class A*                              84
         6   Sinclair Broadcast Group, Inc., Class A                          55
             -------------------------------------------------------------------
                                                                             619
             -------------------------------------------------------------------

             BUSINESS SERVICES -- 2.0%
         3   Banta Corp.                                                     148
         1   Charles River Associates, Inc.*                                  65
         9   CSG Systems International, Inc.*                                176
         7   DiamondCluster International, Inc., Class A*                     95
         7   Digital River, Inc.*                                            291
        15   Dollar Thrifty Automotive Group, Inc.*                          462
        34   Gartner, Inc., Class A*                                         417
         2   Gevity HR, Inc.                                                  37
        14   Heidrick & Struggles International, Inc.*                       466
        18   Labor Ready, Inc.*                                              306
         6   Metris Companies, Inc.*                                          70
        19   Navigant Consulting, Inc.*                                      517

                                              SEE NOTES TO FINANCIAL STATEMENTS.

SHARES       ISSUER                                                        VALUE
--------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- CONTINUED

             BUSINESS SERVICES -- CONTINUED
         7   PDI, Inc.*                                              $       154
        10   Quanta Services, Inc.*                                           78
        39   Spherion Corp.*                                                 324
        28   TeleTech Holdings, Inc.*                                        273
         7   Tyler Technologies, Inc.*                                        62
         8   Valassis Communications, Inc.*                                  266
         1   Vertrue, Inc.*                                                   53
             -------------------------------------------------------------------
                                                                           4,260
             -------------------------------------------------------------------

             CHEMICALS -- 2.3%
         4   Aceto Corp.                                                      67
         8   Albemarle Corp.                                                 314
         9   Cabot Microelectronics Corp.*                                   372
         7   Cytec Industries, Inc.                                          375
        10   FMC Corp.*                                                      502
        23   Georgia Gulf Corp.                                            1,126
         2   HB Fuller Co.                                                    60
        21   Hercules, Inc.*                                                 313
         3   Kronos Worldwide, Inc.                                          118
         7   NewMarket Corp.*                                                141
         4   NuCO2, Inc.*                                                     91
         5   OM Group, Inc.*                                                 156
        33   PolyOne Corp.*                                                  297
        10   Terra Industries, Inc.*                                          86
        30   The Mosaic Co.*                                                 493
        24   W.R. Grace & Co.*                                               332
             -------------------------------------------------------------------
                                                                           4,843
             -------------------------------------------------------------------

             COMPUTER NETWORKS -- 1.0%
        32   Adaptec, Inc.*                                                  246
        21   Anixter International, Inc.                                     766
         9   Black Box Corp.                                                 437
        56   Brocade Communications Systems, Inc.*                           430
         4   Factset Research Systems, Inc.                                  234
             -------------------------------------------------------------------
                                                                           2,113
             -------------------------------------------------------------------

             COMPUTER SOFTWARE -- 4.8%
         6   Ansys, Inc.*                                                    183
         9   Ariba, Inc.*                                                    148
         8   Ascential Software Corp.*                                       132
        13   Aspen Technology, Inc.*                                          80
        16   Atari, Inc.*                                                     48
        16   Borland Software Corp.*                                 $       183
        10   CACI International, Inc., Class A*                              690
         5   Cerner Corp.*                                                   287
        30   Ciber, Inc.*                                                    293
        24   Computer Programs & Systems, Inc.                               550
         1   Datastream Systems, Inc.*                                         7
        11   Dendrite International, Inc.*                                   210
         6   DSP Group, Inc.*                                                130
        15   E.piphany, Inc.*                                                 72
         6   Echelon Corp.*                                                   51
         8   Epicor Software Corp.*                                          111
         6   EPIQ Systems, Inc.*                                              94
         4   FileNet Corp.*                                                  106
        14   Hyperion Solutions Corp.*                                       634
        11   Informatica Corp.*                                               88
        13   Intergraph Corp.*                                               347
         2   Intervideo, Inc.*                                                22
         3   Intervoice, Inc.*                                                41
         8   JDA Software Group, Inc.*                                       112
         3   Kronos, Inc.*                                                   159
         6   Lexar Media, Inc.*                                               49
         9   Magma Design Automation, Inc.*                                  117
         7   Manhattan Associates, Inc.*                                     170
        12   ManTech International Corp., Class A*                           292
         6   Manugistics Group, Inc.*                                         17
         6   MAPICS, Inc.*                                                    60
        14   Mentor Graphics Corp.*                                          214
         2   MicroStrategy, Inc.*                                            121
        11   MRO Software, Inc.*                                             148
        10   Openwave Systems, Inc.*                                         150
         3   PalmSource, Inc.*                                                33
        69   Parametric Technology Corp.*                                    404
         5   Pegasystems, Inc.*                                               42
        20   Per-Se Technologies, Inc.*                                      320
        21   Perot Systems Corp., Class A*                                   337
        22   Progress Software Corp.*                                        525
         1   Quality Systems, Inc.*                                           54
         6   Quest Software, Inc.*                                            93
         9   Retek, Inc.*                                                     55
        11   SafeNet, Inc.*                                                  397
        34   Secure Computing Corp.*                                         334
         1   SPSS, Inc.*                                                      22

SEE NOTES TO FINANCIAL STATEMENTS.

SHARES       ISSUER                                                        VALUE
--------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- CONTINUED

             COMPUTER SOFTWARE -- CONTINUED
         3   SRA International, Inc., Class A*                       $       186
         2   SS&C Technologies, Inc.                                          43
         2   Stratasys, Inc.*                                                 60
        10   Take-Two Interactive Software, Inc.*                            351
         3   TALX Corp.                                                       75
         3   TradeStation Group, Inc.*                                        20
        11   Transaction Systems Architects, Inc., Class A*                  226
         5   webMethods, Inc.*                                                38
        21   Wind River Systems, Inc.*                                       285
             -------------------------------------------------------------------
                                                                          10,016
             -------------------------------------------------------------------

             COMPUTERS/COMPUTER HARDWARE -- 1.3%
         9   Advanced Digital Information Corp.*                              88
        21   Agilysys, Inc.                                                  363
         1   Concurrent Computer Corp.*                                        4
         6   Dot Hill Systems Corp.*                                          50
         3   Electronics for Imaging, Inc.*                                   56
        21   Gateway, Inc.*                                                  126
        15   Hutchinson Technology, Inc.*                                    504
         5   Imagistics International, Inc.*                                 168
        13   Imation Corp.                                                   407
        14   Komag, Inc.*                                                    272
         8   PalmOne, Inc.*                                                  259
         7   RadiSys Corp.*                                                  133
        50   Silicon Graphics, Inc.*                                          87
        19   Sykes Enterprises, Inc.*                                        135
             -------------------------------------------------------------------
                                                                           2,652
             -------------------------------------------------------------------

             CONSTRUCTION -- 0.9%
         2   Beazer Homes USA, Inc.                                          307
        35   Champion Enterprises, Inc.*                                     417
         4   Dycom Industries, Inc.*                                         128
        13   Levitt Corp., Class A                                           391
         4   Meritage Corp.*                                                 417
         9   WCI Communities, Inc.*                                          253
             -------------------------------------------------------------------
                                                                           1,913
             -------------------------------------------------------------------

             CONSTRUCTION MATERIALS -- 1.8%
         4   Ameron International Corp.                                      148
         6   Eagle Materials, Inc.                                           501
         8   ElkCorp                                                         270
        12   NCI Building Systems, Inc.*                                     454
         4   Texas Industries, Inc.                                  $       274
        41   Universal Forest Products, Inc.                               1,792
        11   USG Corp.*                                                      447
             -------------------------------------------------------------------
                                                                           3,886
             -------------------------------------------------------------------

             CONSUMER PRODUCTS -- 1.0%
        11   American Greetings Corp., Class A                               276
         1   CSS Industries, Inc.                                             44
        32   Revlon, Inc., Class A*                                           73
         4   Stanley Furniture Company, Inc.                                 189
         5   Toro Co.                                                        374
        19   Tupperware Corp.                                                390
        16   Universal Corp.                                                 766
             -------------------------------------------------------------------
                                                                           2,112
             -------------------------------------------------------------------

             CONSUMER SERVICES -- 0.9%
        10   Alderwoods Group, Inc. (Canada)*                                116
         8   Arbitron, Inc.*                                                 302
        44   Rent-Way, Inc.*                                                 349
        10   Sotheby's Holdings, Inc., Class A*                              182
         7   SOURCECORP, Inc.*                                               141
         7   Startek, Inc.                                                   208
        42   Stewart Enterprises, Inc., Class A*                             291
         8   The GEO Group, Inc.*                                            215
             -------------------------------------------------------------------
                                                                           1,804
             -------------------------------------------------------------------

             DISTRIBUTION -- 0.2%
         4   Building Material Holding Corp.                                 168
        10   WESCO International, Inc.*                                      282
             -------------------------------------------------------------------
                                                                             450
             -------------------------------------------------------------------

             ELECTRONICS/ELECTRICAL EQUIPMENT -- 2.0%
         2   Analogic Corp.                                                   94
         2   BEI Technologies, Inc.                                           62
         5   Bel Fuse, Inc., Class B                                         155
        13   Benchmark Electronics, Inc.*                                    453
         7   Checkpoint Systems, Inc.*                                       130
        15   CTS Corp.                                                       194
         6   Electro Scientific Industries, Inc.*                            119
        12   Encore Wire Corp.*                                              156
         2   FARO Technologies, Inc.*                                         53
         1   Innovex, Inc.*                                                    4

                                              SEE NOTES TO FINANCIAL STATEMENTS.

SHARES       ISSUER                                                        VALUE
--------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- CONTINUED

             ELECTRONICS/ELECTRICAL EQUIPMENT -- CONTINUED
         8   Integrated Electrical Services, Inc.*                   $        41
         9   Itron, Inc.*                                                    218
         3   MTS Systems Corp.                                               115
         0   Pemstar, Inc.*                                                    1
         6   Planar Systems, Inc.*                                            71
         6   Power-One, Inc.*                                                 52
        20   Rayovac Corp.*                                                  598
         6   ROFIN-SINAR Technologies, Inc.*                                 263
        15   Stoneridge, Inc.*                                               225
        13   Sypris Solutions, Inc.                                          205
        13   Trimble Navigation LTD*                                         413
        22   TTM Technologies, Inc.*                                         260
         7   Valence Technology, Inc.*                                        23
        10   Watts Water Technologies, Inc., Class A                         306
         4   Zygo Corp.*                                                      41
             -------------------------------------------------------------------
                                                                           4,252
             -------------------------------------------------------------------

             ENGINEERING SERVICES -- 0.2%
         5   URS Corp.*                                                      157
         7   Washington Group International, Inc.*                           306
             -------------------------------------------------------------------
                                                                             463
             -------------------------------------------------------------------

             ENTERTAINMENT/LEISURE -- 2.3%
        10   Ameristar Casinos, Inc.                                         418
         7   Argosy Gaming Co.*                                              327
         4   Aztar Corp.*                                                    143
         1   Bally Total Fitness Holding Corp.*                                3
         4   Brunswick Corp.                                                 218
        14   Callaway Golf Co.                                               194
         4   Carmike Cinemas, Inc.                                           150
         3   Isle of Capri Casinos, Inc.*                                     77
        11   K2, Inc.*                                                       179
         7   Macrovision Corp.*                                              190
        13   Multimedia Games, Inc.*                                         197
        15   Navigant International, Inc.*                                   181
        12   Penn National Gaming, Inc.*                                     739
        13   Pinnacle Entertainment, Inc.*                                   251
        36   Scientific Games Corp., Class A*                                864
        18   Thor Industries, Inc.                                           678
             -------------------------------------------------------------------
                                                                           4,809
             -------------------------------------------------------------------

             ENVIRONMENTAL SERVICES -- 0.2%
         9   Duratek, Inc.*                                          $       222
         3   Metal Management, Inc.                                           86
         6   Tetra Tech, Inc.*                                                95
         4   Waste Connections, Inc.*                                        123
             -------------------------------------------------------------------
                                                                             526
             -------------------------------------------------------------------

             FINANCIAL SERVICES -- 1.6%
        11   Accredited Home Lenders Holding Co.*                            557
         5   Advanta Corp., Class B                                          112
         7   Affiliated Managers Group, Inc.*                                489
         2   Asta Funding, Inc.                                               59
         5   Coinstar, Inc.*                                                 129
        13   CompuCredit Corp.*                                              347
         2   Credit Acceptance Corp.*                                         48
         2   Education Lending Group, Inc.*                                   36
         2   Encore Capital Group, Inc.*                                      45
         4   eSpeed, Inc., Class A*                                           47
         4   Euronet Worldwide, Inc.*                                         91
         4   ITLA Capital Corp.*                                             206
        12   Knight Trading Group, Inc., Class A*                            131
         6   National Financial Partners Corp.                               225
        47   Safeguard Scientifics, Inc.*                                     99
        14   World Acceptance Corp.*                                         374
         7   WSFS Financial Corp.                                            440
             -------------------------------------------------------------------
                                                                           3,435
             -------------------------------------------------------------------

             FOOD/BEVERAGE PRODUCTS -- 0.9%
        18   Chiquita Brands International, Inc.                             403
        10   Corn Products International, Inc.                               525
         7   Flowers Foods, Inc.                                             208
         4   J & J Snack Foods Corp.                                         172
        13   Sanderson Farms, Inc.                                           580
             -------------------------------------------------------------------
                                                                           1,888
             -------------------------------------------------------------------

             HEALTH CARE/HEALTH CARE SERVICES -- 6.4%
         9   ABIOMED Inc.*                                                   139
        12   Align Technology, Inc.*                                         127
        26   Alliance Imaging, Inc.*                                         291
         5   America Service Group, Inc.*                                    131
         8   Animas Corp.*                                                   128
        13   Apria Healthcare Group, Inc.*                                   425
         5   Arrow International, Inc.                                       167

SEE NOTES TO FINANCIAL STATEMENTS.

SHARES       ISSUER                                                        VALUE
--------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- CONTINUED

             HEALTH CARE/HEALTH CARE SERVICES -- CONTINUED
         4   ArthroCare Corp.*                                       $       135
         6   Biosite, Inc.*                                                  357
        20   Centene Corp.*                                                  577
        21   CONMED Corp.*                                                   597
         7   CTI Molecular Imaging, Inc.*                                     92
         1   Curative Health Services, Inc.*                                   3
         8   Diagnostic Products Corp.                                       424
        45   Encore Medical Corp.*                                           307
         4   Epix Medical, Inc.*                                              66
         5   First Health Group Corp.*                                        86
         6   Genesis HealthCare Corp.*                                       224
        23   Gentiva Health Services*                                        391
         4   Immucor, Inc.*                                                   85
         4   Inverness Medical Innovations, Inc.*                             95
        37   Kindred Healthcare, Inc.*                                     1,094
        19   Kyphon, Inc.*                                                   490
        10   Mentor Corp.                                                    324
         5   Merit Medical Systems, Inc.*                                     69
         1   NeighborCare, Inc.*                                              31
        33   NeuroMetrix, Inc.*                                              391
        19   OCA, Inc.*                                                      122
         4   Ocular Sciences, Inc.*                                          201
        20   Owens & Minor, Inc.                                             566
        33   Palatin Technologies, Inc.*                                      88
        15   Pediatrix Medical Group, Inc.*                                  962
         3   Possis Medical, Inc.*                                            34
        14   Province Healthcare Co.*                                        313
        33   PSS World Medical, Inc.*                                        414
        11   Res-Care, Inc.*                                                 172
        10   Sierra Health Services, Inc.*                                   524
        16   Sola International, Inc.*                                       432
        29   Steris Corp.*                                                   686
         4   SurModics, Inc.*                                                120
        10   Symbion, Inc.*                                                  210
         4   TECHNE Corp.*                                                   148
        19   United Surgical Partners International, Inc.*                   772
        19   VISX, Inc.*                                                     497
             -------------------------------------------------------------------
                                                                          13,507
             -------------------------------------------------------------------

             HOTELS/OTHER LODGING -- 0.1%
        17   La Quinta Corp.*                                                155

             INDUSTRIAL COMPONENTS -- 0.4%
         5   Hexcel Corp.*                                           $        74
        37   Lennox International, Inc.                                      743
             -------------------------------------------------------------------
                                                                             817
             -------------------------------------------------------------------

             INSURANCE -- 2.5%
         2   AmerUs Group Co.                                                 95
         9   Argonaut Group, Inc.*                                           194
        41   Delphi Financial Group, Inc., Class A                         1,873
         8   Direct General Corp.                                            269
         0^^ FBL Financial Group, Inc., Class A                                9
         8   LandAmerica Financial Group, Inc.                               421
         2   NYMAGIC, Inc.                                                    58
        55   PMA Capital Corp., Class A*                                     570
         7   Selective Insurance Group                                       323
         8   Stewart Information Services Corp.                              342
         1   The Navigators Group, Inc.*                                      18
         3   United Fire & Casualty Co.                                      115
         6   Vesta Insurance Group, Inc.                                      21
        19   Zenith National Insurance Corp.                                 951
             -------------------------------------------------------------------
                                                                           5,259
             -------------------------------------------------------------------

             INTERNET SERVICES/SOFTWARE -- 2.6%
        15   AsiaInfo Holdings, Inc. (China)*                                 89
        12   Autobytel, Inc.*                                                 69
         1   Blue Coat Systems, Inc.*                                         22
        86   CMGI, Inc.*                                                     219
        31   CNET Networks, Inc.*                                            345
         4   Corillian Corp.*                                                 20
         6   Digital Insight Corp.*                                          118
        28   Digitas, Inc.*                                                  265
        29   DoubleClick, Inc.*                                              227
        74   EarthLink, Inc.*                                                847
         4   Equinix, Inc.*                                                  184
         8   Harris Interactive, Inc.*                                        65
        45   Homestore, Inc.*                                                135
         8   Infospace, Inc.*                                                394
        13   Internet Security Systems, Inc.*                                291
         1   Interwoven, Inc.*                                                15
         9   iPass, Inc.*                                                     67
         8   j2 Global Communications, Inc.*                                 266
        10   Lionbridge Technologies, Inc.*                                   70
        44   LookSmart LTD*                                                   97

                                              SEE NOTES TO FINANCIAL STATEMENTS.

SHARES       ISSUER                                                        VALUE
--------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- CONTINUED

             INTERNET SERVICES/SOFTWARE -- CONTINUED
        11   Mindspeed Technologies, Inc.*                           $        31
         3   PC-Tel, Inc.*                                                    26
         8   Portal Software, Inc.*                                           20
         7   ProQuest Co.*                                                   199
         7   Redback Networks, Inc.*                                          38
        32   SupportSoft, Inc.*                                              214
        14   Trizetto Group, Inc.*                                           136
        19   United Online, Inc.*                                            219
        17   Valueclick, Inc.*                                               224
        11   WebEx Communications, Inc.*                                     262
         8   Websense, Inc.*                                                 410
             -------------------------------------------------------------------
                                                                           5,584
             -------------------------------------------------------------------

             INVESTMENT COMPANY -- 0.2%
        23   Technology Investment Capital Corp.                             339

             LEASING -- 0.4%
         4   Amerco, Inc.*                                                   193
        20   GATX Corp.                                                      600
         4   Interpool, Inc.                                                 100
             -------------------------------------------------------------------
                                                                             893
             -------------------------------------------------------------------

             MACHINERY & ENGINEERING EQUIPMENT -- 2.4%
        78   Applied Industrial Technologies, Inc.                         2,134
        12   Astec Industries, Inc.*                                         206
         8   Cascade Corp.                                                   308
        13   Flowserve Corp.*                                                350
         6   NACCO Industries, Inc., Class A                                 674
         4   Sauer-Danfoss, Inc.                                              79
         6   Tecumseh Products Co., Class A                                  272
        13   The Manitowoc Co., Inc.                                         471
         5   UNOVA, Inc.*                                                    114
        13   York International Corp.                                        439
             -------------------------------------------------------------------
                                                                           5,047
             -------------------------------------------------------------------

             MANUFACTURING -- 2.6%
         7   Armor Holdings, Inc.*                                           320
        15   Barnes Group, Inc.                                              384
         5   Cyberoptics Corp.*                                               73
         3   ESCO Technologies, Inc.*                                        207
        15   Fleetwood Enterprises, Inc.*                                    199
        18   Griffon Corp.*                                                  491
        14   JLG Industries, Inc.                                    $       271
        14   Joy Global, Inc.                                                599
        14   Lincoln Electric Holdings, Inc.                                 494
         7   NN, Inc.                                                         98
         5   Penn Engineering & Manufacturing Corp.                           83
        19   Quanex Corp.                                                  1,303
        12   Terex Corp.*                                                    558
        14   Walter Industries, Inc.                                         461
             -------------------------------------------------------------------
                                                                           5,541
             -------------------------------------------------------------------

             METALS/MINING -- 0.7%
        22   Commercial Metals Co.                                         1,124
         8   Metals USA, Inc.*                                               141
         6   Valmont Industries, Inc.                                        158
             -------------------------------------------------------------------
                                                                           1,423
             -------------------------------------------------------------------

             MULTI-MEDIA -- 0.7%
         3   Digital Generation Systems, Inc.*                                 4
         9   Emmis Communications Corp., Class A*                            175
         8   Gray Television, Inc.                                           127
         8   Insight Communications Co., Inc., Class A*                       73
         8   Journal Register Co.*                                           158
        36   Lodgenet Entertainment Corp.*                                   644
        18   World Wrestling Entertainment, Inc.                             212
             -------------------------------------------------------------------
                                                                           1,393
             -------------------------------------------------------------------

             OFFICE/BUSINESS EQUIPMENT -- 0.5%
         2   General Binding Corp.*                                           26
        21   Global Imaging Systems, Inc.*                                   810
         7   United Stationers, Inc.*                                        319
             -------------------------------------------------------------------
                                                                           1,155
             -------------------------------------------------------------------

             OIL & GAS -- 6.3%
         6   Black Hills Corp.                                               187
         4   Callon Petroleum Co.*                                            64
         6   Comstock Resources, Inc.*                                       128
        29   Denbury Resources, Inc.*                                        791
        21   Energen Corp.                                                 1,256
         5   Energy Partners LTD*                                             93
         2   Giant Industries, Inc.*                                          45
         4   Gulf Island Fabrication, Inc.                                    83
        11   Hanover Compressor Co.*                                         160

SEE NOTES TO FINANCIAL STATEMENTS.

SHARES       ISSUER                                                        VALUE
--------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- CONTINUED

             OIL & GAS -- CONTINUED
         7   Headwaters, Inc.*                                       $       188
        11   Helmerich & Payne, Inc.                                         371
        37   Houston Exploration Co.*                                      2,061
         5   Hydril Co.*                                                     246
        54   Key Energy Services, Inc.*                                      632
        11   Lone Star Technologies, Inc.*                                   375
         3   Magnum Hunter Resources, Inc.*                                   41
        10   Mission Resources Corp.*                                         57
        17   Oceaneering International, Inc.*                                638
         7   Oil States International, Inc.*                                 141
         4   Penn Virginia Corp.                                             146
         1   Quicksilver Resources, Inc.*                                     37
        31   Southern Union Co.*                                             741
        17   Southwest Gas Corp.                                             434
        35   Southwestern Energy Co.*                                      1,749
         9   Stone Energy Corp.*                                             387
        19   Tesoro Petroleum Corp.*                                         605
        10   Todco, Class A*                                                 190
         8   Unit Corp.*                                                     310
        11   Veritas DGC, Inc.*                                              251
        25   Vintage Petroleum, Inc.                                         558
         4   World Fuel Services Corp.                                       214
             -------------------------------------------------------------------
                                                                          13,179
             -------------------------------------------------------------------

             PACKAGING -- 0.8%
        63   Crown Holdings, Inc.*                                           868
        12   Silgan Holdings, Inc.                                           743
             -------------------------------------------------------------------
                                                                           1,611
             -------------------------------------------------------------------

             PAPER/FOREST PRODUCTS -- 0.2%
         6   Schweitzer-Mauduit International, Inc.                          187
        16   Wausau-Mosinee Paper Corp.                                      284
             -------------------------------------------------------------------
                                                                             471
             -------------------------------------------------------------------

             PHARMACEUTICALS -- 4.0%
        10   Able Laboratories, Inc.*                                        233
        33   Adolor Corp.*                                                   324
        11   Alkermes, Inc.*                                                 159
         4   Antigenics, Inc.*                                                41
        27   AtheroGenics, Inc.*                                             628
        27   Auxilium Pharmaceuticals, Inc.*                                 235
       148   AVANIR Pharmaceuticals, Class A*                                506
         4   Bradley Pharmaceuticals, Inc.*                          $        74
         9   Corixa Corp.*                                                    32
        35   Cubist Pharmaceuticals, Inc.*                                   415
        33   CV Therapeutics, Inc.*                                          768
        64   Cypress Bioscience, Inc.*                                       893
         5   Dendreon Corp.*                                                  54
         9   Impax Laboratories, Inc.*                                       149
         5   Kos Pharmaceuticals, Inc.*                                      196
        13   Ligand Pharmaceuticals, Inc., Class B*                          146
         6   Medicines Co.*                                                  167
        22   Onyx Pharmaceuticals, Inc.*                                     703
         7   Par Pharmaceutical Companies, Inc.*                             286
         4   Pharmion Corp.*                                                 169
        10   PolyMedica Corp.                                                388
        13   Rigel Pharmaceuticals, Inc.*                                    315
         3   Tanox, Inc.*                                                     40
        11   United Therapeutics Corp.*                                      479
        23   Valeant Pharmaceuticals International                           606
        14   Vertex Pharmaceuticals, Inc.*                                   143
        13   Vicuron Pharmaceuticals, Inc.*                                  219
             -------------------------------------------------------------------
                                                                           8,368
             -------------------------------------------------------------------

             PRINTING & PUBLISHING -- 0.4%
        29   Bowne & Co., Inc.                                               466
         9   John H. Harland Co.                                             329
             -------------------------------------------------------------------
                                                                             795
             -------------------------------------------------------------------

             REAL ESTATE -- 0.1%
         3   LNR Property Corp.                                              195

             REAL ESTATE INVESTMENT TRUST -- 7.5%
        22   Affordable Residential Communities, Inc.                        321
        64   American Financial Realty Trust                               1,031
        25   American Home Mortgage Investment Corp.                         868
        26   Anthracite Capital, Inc.                                        319
        14   Capital Automotive Real Estate
             Investment Trust                                                498
        51   CarrAmerica Realty Corp.                                      1,680
        11   Entertainment Properties Trust                                  486
        45   Equity Inns, Inc.                                               531
        10   FelCor Lodging Trust, Inc.*                                     145
        12   Gables Residential Trust                                        412
        48   Government Properties Trust, Inc.                               476

                                              SEE NOTES TO FINANCIAL STATEMENTS.

SHARES       ISSUER                                                        VALUE
--------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- CONTINUED

             REAL ESTATE INVESTMENT TRUST -- CONTINUED
        13   Highwoods Properties, Inc.                              $       357
        11   IMPAC Mortgage Holdings, Inc.                                   238
        51   InnKeepers USA Trust                                            727
         6   LaSalle Hotel Properties                                        194
        24   Lexington Corporate Properties Trust                            548
        31   LTC Properties, Inc.                                            615
        39   Meristar Hospitality Corp.*                                     325
        23   MFA Mortgage Investments, Inc.                                  206
        27   Mid-America Apartment Communities, Inc.                       1,105
         4   National Health Investors, Inc.                                 108
         9   New Century Financial Corp.                                     575
         9   NovaStar Financial, Inc.                                        426
        23   Pennsylvania Real Estate Investment Trust                       984
        28   Prentiss Properties Trust                                     1,058
        33   RAIT Investment Trust                                           912
        16   Saul Centers, Inc.                                              597
             -------------------------------------------------------------------
                                                                          15,742
             -------------------------------------------------------------------

             RESTAURANTS/FOOD SERVICES -- 1.4%
        10   CBRL Group, Inc.                                                419
         3   CEC Entertainment, Inc.*                                        124
        25   CKE Restaurants, Inc.*                                          360
         1   Jack in the Box, Inc.*                                           52
        44   Landry's Restaurants, Inc.                                    1,290
         6   Rare Hospitality International, Inc.*                           204
        31   Ryan's Restaurant Group, Inc.*                                  479
             -------------------------------------------------------------------
                                                                           2,928
             -------------------------------------------------------------------

             RETAILING -- 5.1%
         7   1-800-FLOWERS.COM, Inc., Class A*                                55
        82   Aaron Rents, Inc.                                             2,055
        21   Aeropostale, Inc.*                                              618
        24   Asbury Automotive Group, Inc.*                                  325
        22   Brookstone, Inc.*                                               430
         5   Brown Shoe Co., Inc.                                            134
        49   Cash America International, Inc.                              1,457
         6   Charlotte Russe Holding, Inc.*                                   58
        81   Charming Shoppes, Inc.*                                         761
         3   Electronics Boutique Holdings Corp.*                            107
         9   Genesco, Inc.*                                                  283
        34   Hollywood Entertainment Corp.*                                  450
         9   Hot Topic, Inc.*                                                150
        11   Insight Enterprises, Inc.*                              $       230
         1   Jo-Ann Stores, Inc.*                                             39
         8   MarineMax, Inc.*                                                241
         2   Movado Group, Inc.                                               32
         5   Movie Gallery, Inc.                                              88
         1   Party City Corp.*                                                 9
        12   Select Comfort Corp.*                                           210
        19   ShopKo Stores, Inc.*                                            349
        25   Stein Mart, Inc.*                                               425
         8   The Children's Place Retail Stores, Inc.*                       296
        16   The J. Jill Group, Inc.*                                        238
        16   The Pantry, Inc.*                                               490
         3   The Sports Authority, Inc.*                                      88
        23   Too, Inc.*                                                      553
         5   Trans World Entertainment Corp.*                                 60
         6   United Auto Group, Inc.                                         180
        11   Zale Corp.*                                                     320
             -------------------------------------------------------------------
                                                                          10,731
             -------------------------------------------------------------------

             RETAILING - FOOD & STAPLES -- 0.1%
         3   Nash-Finch Co.                                                  129
         8   Pathmark Stores, Inc.*                                           46
        10   Winn-Dixie Stores, Inc.                                          47
             -------------------------------------------------------------------
                                                                             222
             -------------------------------------------------------------------

             SEMI-CONDUCTORS -- 3.1%
         6   Actel Corp.*                                                    105
         8   ADE Corp.* +                                                    152
        25   AMIS Holdings, Inc.*                                            412
         6   Asyst Technologies, Inc.*                                        32
         4   ATMI, Inc.*                                                      99
        10   August Technology Corp.*                                        108
        34   Axcelis Technologies, Inc.*                                     276
        13   Brooks Automation, Inc.*                                        222
         0^^ Ceva, Inc.*                                                       4
        19   Cirrus Logic, Inc.*                                             103
        13   Credence Systems Corp.*                                         123
        10   Cymer, Inc.*                                                    308
         6   Diodes, Inc.*                                                   131
         6   ESS Technology, Inc.*                                            39
         5   Exar Corp.*                                                      72
         4   Genesis Microchip, Inc.*                                         68

SEE NOTES TO FINANCIAL STATEMENTS.

SHARES       ISSUER                                                        VALUE
--------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- CONTINUED

             SEMI-CONDUCTORS -- CONTINUED
         7   Integrated Silicon Solutions, Inc.*                     $        54
         7   IXYS Corp.*                                                      69
         6   Kopin Corp.*                                                     23
        12   Lattice Semiconductor Corp.*                                     67
        14   LTX Corp.*                                                      107
        16   Mattson Technology, Inc.*                                       177
        21   Micrel, Inc.*                                                   235
        16   Microsemi Corp.*                                                272
        17   MIPS Technologies, Inc.*                                        163
         5   MKS Instruments, Inc.*                                           85
        13   Mykrolis Corp.*                                                 190
        10   Omnivision Technologies, Inc.*                                  178
        79   ON Semiconductor Corp.*                                         360
        17   Photronics, Inc.*                                               287
        17   Pixelworks, Inc.*                                               195
         4   Power Integrations, Inc.*                                        87
        11   Semitool, Inc.*                                                 103
         6   SigmaTel, Inc.*                                                 220
        18   Silicon Image, Inc.*                                            301
        35   Silicon Storage Technology, Inc.*                               207
         2   Siliconix, Inc.*                                                 73
        31   Skyworks Solutions, Inc.*                                       293
         3   Supertex, Inc.*                                                  69
        26   Transmeta Corp.*                                                 43
         2   Ultratech, Inc.*                                                 40
         6   Varian Semiconductor Equipment Associates, Inc.*                214
        53   Vitesse Semiconductor Corp.*                                    186
         1   White Electronic Designs Corp.*                                   5
         7   Zoran Corp.*                                                     75
             -------------------------------------------------------------------
                                                                           6,632
             -------------------------------------------------------------------

             SHIPPING/TRANSPORTATION -- 0.1%
         8   Swift Transportation Co., Inc.*                                 174

             STEEL -- 1.2%
        60   AK Steel Holding Corp.* +                                       863
         7   Gibraltar Industries, Inc.                                      165
        10   Reliance Steel & Aluminum Co.                                   400
        15   Ryerson Tull, Inc.                                              238
         4   Schnitzer Steel Industries, Inc., Class A                       148
        21   Steel Dynamics, Inc.                                            792
             -------------------------------------------------------------------
                                                                           2,606
             -------------------------------------------------------------------

             TELECOMMUNICATIONS -- 2.6%
        15   Aeroflex, Inc.*                                                 181
         1   Aether Systems, Inc.*                                   $         2
        46   Alamosa Holdings, Inc.*                                         572
        27   Arris Group, Inc.*                                              188
        21   Aspect Communications*                                          235
         9   Boston Communications Group*                                     80
        10   Broadwing Corp.*                                                 93
        20   Centennial Communications Corp.*                                156
        90   Cincinnati Bell, Inc.*                                          372
         3   Commonwealth Telephone Enterprises, Inc.*                       149
         4   Computer Network Technology Corp.*                               27
        16   CT Communications, Inc.                                         194
        19   Extreme Networks, Inc.*                                         121
        38   Finisar Corp.*                                                   87
         6   Hypercom Corp.*                                                  38
         3   Interdigital Communications Corp.*                               55
         7   Intrado, Inc.*                                                   88
        59   ITC DeltaCom, Inc.*                                             101
        26   MasTec, Inc.*                                                   267
        30   MRV Communications, Inc.*                                       110
         9   NETGEAR, Inc.*                                                  155
         1   Network Equipment Technologies, Inc.*                             5
        30   Primus Telecommunications Group, Inc.*                           94
       114   PTEK Holdings, Inc.*                                          1,224
         1   Raindance Communications, Inc.*                                   2
        29   Symmetricom, Inc.*                                              283
         8   Talk America Holdings, Inc.*                                     50
        13   Tekelec*                                                        260
        20   Time Warner Telecom, Inc., Class A*                              85
        18   Westell Technologies, Inc., Class A*                            124
             -------------------------------------------------------------------
                                                                           5,398
             -------------------------------------------------------------------

             TELECOMMUNICATIONS EQUIPMENT -- 0.8%
         4   Audiovox Corp., Class A*                                         65
         7   Brightpoint, Inc.*                                              129
        16   C-COR.net Corp.*                                                144
         1   Centillium Communications, Inc.*                                  1
         2   Comtech Telecommunications*                                      83
         5   Ditech Communications Corp.*                                     81
        28   Inter-Tel, Inc.                                                 764
        13   Remec, Inc.*                                                     92
        45   RF Micro Devices, Inc.*                                         308
        13   Terayon Communications Systems, Inc.*                            34
         0^^ Tollgrade Communications, Inc.*                                   4
             -------------------------------------------------------------------
                                                                           1,705
             -------------------------------------------------------------------

                                              SEE NOTES TO FINANCIAL STATEMENTS.

SHARES       ISSUER                                                        VALUE
--------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- CONTINUED

             TEXTILES -- 0.5%
        31   Angelica Corp.                                          $       841
         9   UniFirst Corp.                                                  260
             -------------------------------------------------------------------
                                                                           1,101
             -------------------------------------------------------------------

             TIRE & RUBBER -- 0.3%
        41   Goodyear Tire & Rubber Co.*                                     594

             TOYS & GAMES -- 0.4%
        13   JAKKS Pacific, Inc.*                                            279
        14   RC2 Corp.*                                                      465
         7   Steinway Musical Instruments, Inc.*                             200
             -------------------------------------------------------------------
                                                                             944
             -------------------------------------------------------------------

             TRANSPORTATION -- 2.0%
         6   Arkansas Best Corp.                                             283
        20   Genesee & Wyoming, Inc., Class A*                               551
         8   Offshore Logistics, Inc.*                                       244
         4   Old Dominion Freight Line, Inc.*                                143
         8   Overnite Corp.                                                  302
        13   Overseas Shipholding Group, Inc.                                711
        20   RailAmerica, Inc.*                                              264
        25   SCS Transportation, Inc.*                                       589
         8   The Greenbrier Companies, Inc.                                  261
        14   US Xpress Enterprises, Inc., Class A*                           404
        20   Werner Enterprises, Inc.                                        455
             -------------------------------------------------------------------
                                                                           4,207
             -------------------------------------------------------------------

             UTILITIES -- 2.1%
        19   Aquila, Inc.*                                                    72
        15   Atmos Energy Corp.                                              418
        14   Avista Corp.                                                    249
        52   CMS Energy Corp.*                                               547
        14   El Paso Electric Co.*                                           259
        10   Idacorp, Inc.                                                   293
         1   MGE Energy, Inc.                                                 43
        15   New Jersey Resources Corp.                              $       646
         0^^ Nicor, Inc.                                                      11
        26   PNM Resources, Inc.                                             669
        45   Sierra Pacific Resources*                                       471
         4   South Jersey Industries, Inc.                                   231
         1   UIL Holdings Corp.                                               67
        19   UniSource Energy Corp.                                          458
             -------------------------------------------------------------------
                                                                           4,434
             -------------------------------------------------------------------
             Total Common Stocks
             (Cost $173,687)                                             207,547
             -------------------------------------------------------------------

SHORT-TERM INVESTMENTS -- 1.5%

             RIGHTS -- 0.0% ^
        22   Technology Investment Capital Corp.
             (Cost $0)                                                        11
             -------------------------------------------------------------------

             U.S. TREASURY SECURITY -- 0.2%
       425   U.S. Treasury Note, 1.88%, 11/30/05, @
             (Cost $424)                                                     422

             MONEY MARKET FUND -- 1.3%
     2,838   JPMorgan Prime Money Market Fund (a)
             (Cost $2,838)                                                 2,838
             -------------------------------------------------------------------
             Total Short-Term Investments
             (Cost $3,262)                                                 3,271
             -------------------------------------------------------------------
             TOTAL INVESTMENTS -- 100.0%
             (COST $176,949)                                         $   210,818
             -------------------------------------------------------------------
             LIABILITIES IN EXCESS OF OTHER ASSETS -- 0.0% ^                 (11)
             -------------------------------------------------------------------
             NET ASSETS -- 100.0%                                    $   210,807
             -------------------------------------------------------------------

             Percentages indicated are based on net assets.

NUMBER OF                                EXPIRATION         VALUE AT           APPRECIATION
CONTRACTS    DESCRIPTION                       DATE   12/31/04 (USD)   (DEPRECIATION) (USD)
-------------------------------------------------------------------------------------------
             LONG FUTURES OUTSTANDING
10           Russell 2000 Index         March, 2005      $     3,146         $   123

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN
  U.S. SMALL COMPANY OPPORTUNITIES FUND

PORTFOLIO OF INVESTMENTS                         AS OF DECEMBER 31, 2004
(Amounts in thousands)

SHARES       ISSUER                                                        VALUE
--------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- 99.5%

             COMMON STOCKS -- 99.5%

             AEROSPACE -- 0.8%
         1   Engineered Support Systems, Inc.                        $        53

             AIRLINES -- 1.1%
         4   SkyWest, Inc.                                                    71

             APPLIANCES & HOUSEHOLD DURABLES -- 1.0%
         7   Jacuzzi Brands, Inc.*                                            63

             AUTOMOTIVE -- 1.8%

         1   Oshkosh Truck Corp.                                              51
         2   Winnebago Industries, Inc.                                       70
             -------------------------------------------------------------------
                                                                             121
             -------------------------------------------------------------------

             BANKING -- 5.2%
         2   Central Pacific Financial Corp.                                  62
         1   East-West Bancorp, Inc.                                          47
         2   EuroBancshares, Inc. (Puerto Rico)*                              49
         1   MB Financial, Inc.                                               60
         2   Santander BanCorp (Puerto Rico)                                  61
         2   Texas Capital Bancshares, Inc.*                                  32
         1   Texas Regional Bancshares, Inc., Class A                         31
             -------------------------------------------------------------------
                                                                             342
             -------------------------------------------------------------------

             BIOTECHNOLOGY -- 1.4%
         1   Alexion Pharmaceuticals, Inc.*                                   35
         3   Incyte Corp.* (1)                                                31
         1   Telik, Inc.* (1)                                                 26
             -------------------------------------------------------------------
                                                                              92
             -------------------------------------------------------------------

             BROADCASTING/CABLE -- 0.8%
         2   Salem Communications Corp., Class A*                             54

             BUSINESS SERVICES -- 1.7%
         1   Alliance Data Systems Corp.*                                     64
         3   LECG Corp*                                                       51
             -------------------------------------------------------------------
                                                                             115
             -------------------------------------------------------------------

             COMPUTER NETWORKS -- 0.5%
         1   Avocent Corp.*                                                   32

             COMPUTER SOFTWARE -- 10.2%
         9   Aspen Technology, Inc.*                                          59
         3   DSP Group, Inc.*                                        $        75
         5   Epicor Software Corp.*                                           68
         2   Hyperion Solutions Corp.*                                        75
         1   Kronos, Inc.*                                                    31
        10   Lawson Software, Inc.*                                           67
         4   Packeteer, Inc.*                                                 59
         3   Serena Software, Inc.* (1)                                       68
         2   Take-Two Interactive Software, Inc.* (l)                         52
         3   THQ, Inc.* (l)                                                   61
         2   Verint Systems, Inc.* (l)                                        58
             -------------------------------------------------------------------
                                                                             673
             -------------------------------------------------------------------

             COMPUTERS/COMPUTER HARDWARE -- 1.2%
         2   Tech Data Corp.*                                                 82

             CONSTRUCTION -- 1.2%
         7   Champion Enterprises, Inc.* (l)                                  82

             CONSTRUCTION MATERIALS -- 0.8%
         1   Eagle Materials, Inc.                                            56

             CONSUMER SERVICES -- 4.7%
         6   Educate, Inc.*                                                   75
         3   Jackson Hewitt Tax Service, Inc.                                 71
         1   Laureate Education, Inc.*                                        34
         2   Ritchie Bros. Auctioneers, Inc. (Canada) (l)                     61
         2   Universal Technical Institute, Inc.*                             71
             -------------------------------------------------------------------
                                                                             312
             -------------------------------------------------------------------

             DISTRIBUTION -- 0.9%
         1   Scansource, Inc.*                                                59

             ELECTRONICS/ELECTRICAL EQUIPMENT -- 1.1%
         6   TTM Technologies, Inc.*                                          76

             ENTERTAINMENT/LEISURE -- 4.9%
         2   Carmike Cinemas, Inc.                                            73
         4   K2, Inc.*                                                        60
         3   LIFE TIME FITNESS, Inc.*                                         73
         5   Lions Gate Entertainment Corp. (Canada)* (l)                     52
         3   Scientific Games Corp., Class A*                                 66
             -------------------------------------------------------------------
                                                                             324
             -------------------------------------------------------------------

                                              SEE NOTES TO FINANCIAL STATEMENTS.

SHARES       ISSUER                                                        VALUE
--------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- CONTINUED

             FINANCIAL SERVICES -- 0.6%
         0^^ Calamos Asset Management, Inc., Class A*                $         6
         2   Marlin Business Services, Inc.*                                  37
             -------------------------------------------------------------------
                                                                              43
             -------------------------------------------------------------------

             FOOD/BEVERAGE PRODUCTS -- 0.7%
         1   United Natural Foods, Inc.*                                      44

             HEALTH CARE/HEALTH CARE SERVICES -- 13.1%
         3   Abaxis, Inc.*                                                    48
         1   Advanced Medical Optics, Inc.* (l)                               33
         2   Amedisys, Inc.*                                                  66
         1   AMERIGROUP Corp.*                                                38
         2   ArthroCare Corp.* (l)                                            69
         1   Cooper Companies, Inc.                                           53
         2   Covance, Inc.*                                                   63
         2   Gentiva Health Services*                                         28
         3   Kyphon, Inc.* (l)                                                71
         3   Psychiatric Solutions, Inc.*                                    102
         2   Sunrise Senior Living, Inc.* (l)                                 82
         1   Symmetry Medical, Inc.*                                          18
         6   TriPath Imaging, Inc.*                                           56
         1   United Surgical Partners International, Inc.*                    53
         3   VCA Antech, Inc.* (l)                                            49
         1   Ventana Medical Systems, Inc.*                                   48
             -------------------------------------------------------------------
                                                                             877
             -------------------------------------------------------------------

             HOTELS/OTHER LODGING -- 1.2%
         2   Gaylord Entertainment Co.*                                       77

             INSURANCE -- 2.6%
         1   Direct General Corp.                                             47
         2   Infinity Property & Casualty Corp.                               59
         2   ProAssurance Corp.*                                              65
             -------------------------------------------------------------------
                                                                             171
             -------------------------------------------------------------------

             INTERNET SERVICES/SOFTWARE -- 2.9%
         1   Equinix, Inc.*                                                   64
         1   F5 Networks, Inc.*                                               34
        10   Mindspeed Technologies, Inc.* (l)                                29
         4   Sapient Corp.*                                                   32
         1   WebEx Communications, Inc.* (l)                                  31
             -------------------------------------------------------------------
                                                                             190
             -------------------------------------------------------------------

             INVESTMENT COMPANY -- 0.1%
         0^^ Apollo Investment Corp.                                 $         5

             MANUFACTURING -- 1.3%
         6   General Cable Corp.* (l)                                         89

             METALS/MINING -- 1.1%
         2   Arch Coal, Inc.                                                  70

             MULTI-MEDIA -- 1.0%
         4   Gray Television, Inc.                                            63

             OFFICE/BUSINESS EQUIPMENT -- 0.9%
         1   Global Imaging Systems, Inc.* (l)                                58

             OIL & GAS -- 6.0%
         2   Headwaters, Inc.* (l)                                            52
         1   Newfield Exploration Co.*                                        68
         1   Oceaneering International, Inc.*                                 41
         1   Spinnaker Exploration Co.*                                       44
         1   Swift Energy Co.*                                                38
         2   Unit Corp.*                                                      83
         2   Universal Compression Holding, Inc.*                             72
         0^^ XTO Energy, Inc.                                                  0
             -------------------------------------------------------------------
                                                                             398
             -------------------------------------------------------------------

             PHARMACEUTICALS -- 6.9%
         2   Able Laboratories, Inc.* (l)                                     40
         4   Adolor Corp.*                                                    37
         1   AtheroGenics, Inc.* (l)                                          28
         4   Cubist Pharmaceuticals, Inc.*                                    45
         2   CV Therapeutics, Inc.* (l)                                       36
         3   Cypress Bioscience, Inc.*                                        48
         2   Idenix Pharmaceuticals, Inc.* (l)                                36
         2   Nabi Biopharmaceuticals*                                         31
         1   Onyx Pharmaceuticals, Inc.* (l)                                  34
         1   Pharmion Corp.*                                                  30
         1   Rigel Pharmaceuticals, Inc.* (l)                                 28
         1   United Therapeutics Corp.*                                       27
         1   Valeant Pharmaceuticals International                            34
             -------------------------------------------------------------------
                                                                             454
             -------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS.

SHARES       ISSUER                                                        VALUE
--------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- CONTINUED

             REAL ESTATE INVESTMENT TRUST -- 1.4%
         2   American Financial Realty Trust                         $        31
         2   Global Signal, Inc.                                              64
             -------------------------------------------------------------------
                                                                              95
             -------------------------------------------------------------------

             RESTAURANTS/FOOD SERVICES -- 1.1%
         2   Rare Hospitality International, Inc.*                            70

             RETAILING -- 5.0%
         1   Aeropostale, Inc.*                                               26
         1   Cost Plus, Inc.*                                                 22
         3   Genesco, Inc.*                                                   86
         1   Guitar Center, Inc.*                                             78
         1   The Children's Place Retail Stores, Inc.* (l)                    35
         3   The Pantry, Inc.*                                                87
             -------------------------------------------------------------------
                                                                             334
             -------------------------------------------------------------------

             SEMI-CONDUCTORS -- 4.3%
         5   Credence Systems Corp.*                                          42
         2   Cymer, Inc.*                                                     46
         4   Entegris, Inc.*                                                  44
         3   Mattson Technology, Inc.*                                        37
         3   Micrel, Inc.*                                                    31
         2   Power Integrations, Inc.*                                        34
         2   Semtech Corp.*                                                   35
         1   Varian Semiconductor Equipment
             Associates, Inc.*                                                18
             -------------------------------------------------------------------
                                                                             287
             -------------------------------------------------------------------

             SHIPPING/TRANSPORTATION -- 0.8%
         1   UTI Worldwide, Inc. (Virgin Islands)                             53

             TELECOMMUNICATIONS -- 6.1%
         8   Aeroflex, Inc.*                                                  92
         6   Atheros Communications, Inc.* (l)                                63
         7   LCC International, Inc.*                                         41
         4   Nextel Partners, Inc., Class A*                                  76
         3   Symmetricom, Inc.*                                               34
         4   Tekelec*                                                         81
         1   Viasat, Inc.*                                                    16
             -------------------------------------------------------------------
                                                                             403
             -------------------------------------------------------------------

             TELECOMMUNICATIONS EQUIPMENT -- 2.2%
         7   C-COR.net Corp.*                                        $        60
         3   Inter-Tel, Inc.                                                  85
             -------------------------------------------------------------------
                                                                             145
             -------------------------------------------------------------------

             TRANSPORTATION -- 0.9%
         3   Sirva, Inc.*                                                     59
             -------------------------------------------------------------------
             Total Common Stocks
             (Cost $5,459)                                                 6,592
             -------------------------------------------------------------------

SHORT-TERM INVESTMENT -- 0.6%

             MONEY MARKET FUND -- 0.6%
        40   JPMorgan Prime Money Market Fund (a)
             (Cost $40)                                                       40
             -------------------------------------------------------------------
             TOTAL INVESTMENTS -- 100.1%
             (Cost $5,499)                                           $     6,632
             -------------------------------------------------------------------
             LIABILITIES IN EXCESS OF OTHER ASSETS -- (0.1)%                  (6)
             -------------------------------------------------------------------
             NET ASSETS -- 100.0%                                    $     6,626
             -------------------------------------------------------------------

             Percentages indicated are based on net assets.

PRINCIPAL
AMOUNT
(USD)        COLLATERAL INVESTMENT                                         VALUE
--------------------------------------------------------------------------------
             REPURCHASE AGREEMENT (c)
$    1,069   Deutsche Bank Securities Inc., 2.33%
             dated 12/31/04, due 01/03/05,
             proceeds $1,069 collateralized by
             U.S. Government Agency Securities                       $     1,069

                                              SEE NOTES TO FINANCIAL STATEMENTS.

Abbreviations:

*       -- Non-income producing security.
^       -- Amount rounds to less than 0.1%.
^^      -- Amount rounds to less than one thousand.
@       -- Security is fully or partially segregated with brokers as initial margin for futures contracts
+       -- All or portion of this security is segregated with the custodian for futures contracts
(a)     -- Affiliated. Money market fund registered under the Investment Company
           Act of 1940, as amended and advised by J.P. Morgan Investment Management, Inc.
(c)     -- Investment of cash collateral for portfolio securities on loan.
(l)     -- Security, or portion of a security, has been delivered to counterparty as part of security lending transaction.
USD     -- United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN FUNDS

STATEMENT OF ASSETS AND LIABILITIES                      AS OF DECEMBER 31, 2004
(Amounts in thousands, except per share amounts)

                                                  DYNAMIC     MID CAP     MID CAP
                                                SMALL CAP      EQUITY      GROWTH
                                                     FUND        FUND        FUND
ASSETS:
Investments in non-affiliates, at value         $ 193,987   $ 221,511   $  56,665
Investments in affiliates, at value                 4,464       4,756         900
---------------------------------------------------------------------------------
Total investment securities at value              198,451     226,267      57,565
---------------------------------------------------------------------------------
Investments held as collateral for
securities lending program                         41,470       9,103       2,830
Cash                                                   --          48          --
Receivables:
    Investment securities sold                      1,010         298         102
    Fund shares sold                                  367       2,034          25
    Interest and dividends                             52         146          14
    Securities lending (net)                            6           1          --^
---------------------------------------------------------------------------------
Total Assets                                      241,356     237,897      60,536
---------------------------------------------------------------------------------

LIABILITIES:
Payables:
    Due to custodian                                   --          --          80
    Distributions                                      --          43          --
    Investment securities purchased                 1,383          --          --
    Collateral for securities
    lending program                                41,470       9,103       2,830
    Fund shares redeemed                            6,262       1,416         124
Accrued liabilities:
    Investment advisory fees                          107         125          24
    Administration fees                                17          19           2
    Shareholder servicing fees                         17          12           3
    Distribution fees                                  79          --          13
    Custodian fees                                      8          10           7
    Trustees' fees - deferred
    compensation plan                                   6           6           1
    Other                                             163          56          70
---------------------------------------------------------------------------------
Total Liabilities                                  49,512      10,790       3,154
---------------------------------------------------------------------------------
NET ASSETS                                      $ 191,844   $ 227,107   $  57,382
---------------------------------------------------------------------------------

^    Amount rounds to less than one thousand.

                                              SEE NOTES TO FINANCIAL STATEMENTS.

                                                  DYNAMIC     MID CAP     MID CAP
                                                SMALL CAP      EQUITY      GROWTH
                                                     FUND        FUND        FUND
NET ASSETS:
Paid in capital                                 $ 167,001   $ 169,744   $ 299,474
Accumulated undistributed
(overdistributed) net investment income                (7)         (6)         (1)
Accumulated net realized gain (loss)
on investments                                     (3,956)      5,119    (253,535)
Net unrealized appreciation
(depreciation) of investments                      28,806      52,250      11,444
---------------------------------------------------------------------------------
Total Net Assets                                $ 191,844   $ 227,107   $  57,382
---------------------------------------------------------------------------------
    Class A                                     $  85,734   $      --   $  54,516
    Class B                                     $  61,966   $      --   $   2,866
    Class C                                     $  34,309   $      --   $      --
    Select                                      $   9,835   $ 227,107   $      --
---------------------------------------------------------------------------------
Total                                           $ 191,844   $ 227,107   $  57,382
---------------------------------------------------------------------------------

Shares of beneficial interest outstanding
($0.001 par value; unlimited
number of shares authorized):
    Class A                                         4,644          --       9,492
    Class B                                         3,547          --         517
    Class C                                         1,967          --          --
    Select                                            521       6,819          --
Net Asset Value:
    Class A (and redemption price)              $   18.46   $      --   $    5.74
    Class B*                                    $   17.47   $      --   $    5.54
    Class C*                                    $   17.44   $      --   $      --
    Select (and redemption price)               $   18.89   $   33.30   $      --
Class A Maximum Public Offering
Price Per Share (net asset value per
share/94.75%)                                   $   19.48   $      --   $    6.06
Cost of investments                             $ 169,645   $ 174,017   $  46,121
---------------------------------------------------------------------------------
Investment securities on loan, at value         $  40,549   $   8,957   $   2,781
---------------------------------------------------------------------------------

*    Redemption price may be reduced by contingent deferred sales charge.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                  MID CAP   SMALL CAP   SMALL CAP
                                                    VALUE      EQUITY      GROWTH
                                                     FUND        FUND        FUND
ASSETS:
Investments in non-affiliates, at value       $ 3,569,733   $ 343,518   $   5,828
Investments in affiliates, at value               157,737      12,857         216
---------------------------------------------------------------------------------
Total investment securities, at value           3,727,470     356,375       6,044
---------------------------------------------------------------------------------
Investments held as collateral for
securities lending program                        111,929          --       1,132
Cash                                                1,151         199           9
Receivables:
    Investment securities sold                      2,903          --          51
    Fund shares sold                               47,782      17,112          --^
    Interest and dividends                          3,672         256           2
    Securities lending (net)                            9          --          --^
    Expense reimbursements                             10          --           7
---------------------------------------------------------------------------------
Total Assets                                    3,894,926     373,942       7,245
---------------------------------------------------------------------------------

LIABILITIES:
Payables:
    Investment securities purchased                88,805          --          43
    Collateral for securities
    lending program                               111,929          --       1,132
    Fund shares redeemed                            1,737      16,508          --
Accrued liabilities:
    Investment advisory fees                        1,624         251          --
    Administration fees                               232          58          --
    Shareholder servicing fees                        295          12          --
    Distribution fees                                 650          37          --^
    Custodian fees                                     69          19           8
    Trustees' fees - deferred
    compensation plan                                  10          25          --^
    Other                                             821         162          77
---------------------------------------------------------------------------------
Total Liabilities                                 206,172      17,072       1,260
---------------------------------------------------------------------------------
NET ASSETS                                    $ 3,688,754   $ 356,870   $   5,985
---------------------------------------------------------------------------------

^    Amount rounds to less than one thousand.

                                              SEE NOTES TO FINANCIAL STATEMENTS.

                                                                     MID CAP        SMALL CAP        SMALL CAP
                                                                       VALUE           EQUITY           GROWTH
                                                                        FUND             FUND             FUND
NET ASSETS:
Paid in capital                                                $   3,217,826    $     250,926    $       5,709
Accumulated undistributed
(overdistributed) net investment income                                  (10)              (8)              --^
Accumulated net realized gain (loss)
on investments                                                        21,100           14,906             (873)
Net unrealized appreciation
(depreciation) of investments                                        449,838           91,046            1,149
--------------------------------------------------------------------------------------------------------------
Total Net Assets                                               $   3,688,754    $     356,870    $       5,985
--------------------------------------------------------------------------------------------------------------
    Class A                                                    $   1,332,927    $     128,703    $       1,439
    Class B                                                    $     173,129    $      16,817    $          --
    Class C                                                    $     482,960    $          --    $          --
    Institutional                                              $   1,214,608    $          --    $       3,723
    Select                                                     $     485,130    $     211,350    $         823
--------------------------------------------------------------------------------------------------------------
Total                                                          $   3,688,754    $     356,870    $       5,985
--------------------------------------------------------------------------------------------------------------

Shares of beneficial interest outstanding
($0.001 par value; unlimited
number of shares authorized):
    Class A                                                           60,447            4,868              162
    Class B                                                            7,992              700               --
    Class C                                                           22,252               --               --
    Institutional                                                     54,473               --              406
    Select                                                            21,870            7,559               90
Net Asset Value:
    Class A (and redemption price)                             $       22.05    $       26.44    $        8.91
    Class B*                                                   $       21.66    $       24.01    $          --
    Class C*                                                   $       21.70    $          --    $          --
    Institutional (and redemption price)                       $       22.30    $          --    $        9.18
    Select (and redemption price)                              $       22.18    $       27.96    $        9.09
Class A Maximum Public Offering
Price Per Share (net asset value per
share/94.75%)                                                  $       23.27    $       27.91    $        9.40
Cost of investments                                            $   3,277,632    $     265,329    $       4,895
--------------------------------------------------------------------------------------------------------------
Investment securities on loan, at value                        $     110,496    $          --    $       1,104
--------------------------------------------------------------------------------------------------------------

* Redemption price may be reduced by contingent deferred sales charge. ^ Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                                    U.S. SMALL
                                                                 TRUST SMALL       U.S. SMALL          COMPANY
                                                                  CAP EQUITY          COMPANY    OPPORTUNITIES
                                                                        FUND             FUND             FUND
ASSETS:
Investments in non-affiliates, at value                        $     836,865    $     207,980    $       6,592
Investments in affiliates, at value                                   42,664            2,838               40
--------------------------------------------------------------------------------------------------------------
Total investment securities, at value                                879,529          210,818            6,632
--------------------------------------------------------------------------------------------------------------
Investments held as collateral for
securities lending program                                            73,315               --            1,069
Cash                                                                   1,048              187               --
Receivables:
    Investment securities sold                                            --               --               72
    Fund shares sold                                                  61,978              284                1
    Interest and dividends                                               722              188                2
    Variation margin                                                      89                3               --
    Securities lending (net)                                              55               --               --^
    Expense reimbursements                                                --               --                8
--------------------------------------------------------------------------------------------------------------
Total Assets                                                       1,016,736          211,480            7,784
--------------------------------------------------------------------------------------------------------------

LIABILITIES:
Payables:
    Investment securities purchased                                   38,104                3               35
    Collateral for securities
    lending program                                                   73,315               --            1,069
    Fund shares redeemed                                               1,191              439               --
Accrued liabilities:
    Investment advisory fees                                             303              109               --
    Administration fees                                                   15                5               --
    Shareholder servicing fees                                            --               20               --
    Custodian fees                                                        13               11                7
    Trustees' fees - deferred
    compensation plan                                                     17                2                1
    Other                                                                 40               84               46
--------------------------------------------------------------------------------------------------------------
Total Liabilities                                                    112,998              673            1,158
--------------------------------------------------------------------------------------------------------------
NET ASSETS                                                     $     903,738    $     210,807    $       6,626
--------------------------------------------------------------------------------------------------------------

^  Amount rounds to less than one thousand.

                                              SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                                    U.S. SMALL
                                                                 TRUST SMALL       U.S. SMALL          COMPANY
                                                                  CAP EQUITY          COMPANY    OPPORTUNITIES
                                                                        FUND             FUND             FUND
NET ASSETS:
Paid in capital                                                $     837,984    $     173,869    $     162,384
Accumulated undistributed
(overdistributed) net investment income                                  249                3               (2)
Accumulated net realized gain (loss)
on investments and futures                                             4,171            2,943         (156,889)
Net unrealized appreciation
(depreciation) of investments and
futures                                                               61,334           33,992            1,133
--------------------------------------------------------------------------------------------------------------
Total Net Assets                                               $     903,738    $     210,807    $       6,626
--------------------------------------------------------------------------------------------------------------
    Institutional                                              $          --    $      91,831    $          --
    Select                                                     $     903,738    $     118,976    $       6,626
--------------------------------------------------------------------------------------------------------------
Total                                                          $     903,738    $     210,807    $       6,626
--------------------------------------------------------------------------------------------------------------

Shares of beneficial interest outstanding
($0.001 par value; unlimited
number of shares authorized):
    Institutional                                                         --            6,668               --
    Select                                                            20,796            8,636              618
Net Asset Value:
    Institutional (and redemption price)                       $          --    $       13.77    $          --
    Select (and redemption price)                              $       43.46    $       13.78    $       10.72
Cost of investments                                            $     818,841    $     176,949    $       5,499
--------------------------------------------------------------------------------------------------------------
Investment securities on loan, at value                        $      71,548    $          --    $       1,042
--------------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS                     FOR THE YEAR ENDED DECEMBER 31, 2004
(Amounts in thousands)

                                                                     DYNAMIC          MID CAP          MID CAP
                                                                   SMALL CAP           EQUITY           GROWTH
                                                                        FUND             FUND             FUND
INVESTMENT INCOME:
Dividend                                                       $         587    $       2,386    $         405
Dividend income from affiliated
investments*                                                              59               79               11
Securities lending (net)                                                  63               17               11
Foreign taxes withheld                                                    --               (2)              --^
--------------------------------------------------------------------------------------------------------------
Total investment income                                                  709            2,480              427
--------------------------------------------------------------------------------------------------------------

EXPENSES:
Investment advisory fees                                               1,271            1,325              376
Administration fees                                                      293              306               87
Shareholder servicing fees                                               489              510              144
Distribution fees                                                        900               --              159
Custodian fees                                                            61               58               48
Interest expense                                                           1                2               --^
Printing and postage                                                      71               32               40
Professional fees                                                         54               48               51
Registration expenses                                                     45                4               28
Transfer agent fees                                                      543               22              107
Trustees' fees                                                             3                3                1
Other                                                                     37               19                7
--------------------------------------------------------------------------------------------------------------
Total expenses                                                         3,768            2,329            1,048
--------------------------------------------------------------------------------------------------------------
Less amounts waived                                                      337              491              247
Less earnings credits                                                     --^               1               --^
--------------------------------------------------------------------------------------------------------------
    Net expenses                                                       3,431            1,837              801
--------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                          (2,722)             643             (374)
--------------------------------------------------------------------------------------------------------------

                                              SEE NOTES TO FINANCIAL STATEMENTS.

                                                                     DYNAMIC          MID CAP          MID CAP
                                                                   SMALL CAP           EQUITY           GROWTH
                                                                        FUND             FUND             FUND
REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on
transactions from:
    Investments                                                $      37,317    $      28,575    $      10,011
Change in net unrealized
appreciation/depreciation of:
    Investments                                                      (18,399)           8,854             (582)

Net realized and unrealized gain (loss)
on investments                                                        18,918           37,429            9,429
--------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
from operations                                                $      16,196    $      38,072    $       9,055
--------------------------------------------------------------------------------------------------------------
*   Includes reimbursements of
    investment advisory, administration
    and shareholder servicing fees :                           $           8    $          10    $           1
--------------------------------------------------------------------------------------------------------------

^  Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                     MID CAP        SMALL CAP        SMALL CAP
                                                                       VALUE           EQUITY           GROWTH
                                                                        FUND             FUND             FUND
INVESTMENT INCOME:
Dividend                                                       $      28,813    $       4,651    $          13
Dividend income from affiliated
investments*                                                           1,653              218                2
Securities lending (net)                                                 126              191                2
Foreign taxes withheld                                                   (19)              --               --^
--------------------------------------------------------------------------------------------------------------
Total investment income                                               30,573            5,060               17
--------------------------------------------------------------------------------------------------------------

EXPENSES:
Investment advisory fees                                              13,466            4,807               40
Administration fees                                                    2,886            1,109                7
Shareholder servicing fees                                             3,775            1,849                7
Distribution fees                                                      4,250              385                3
Custodian fees                                                           248               92               49
Interest expense                                                          --                1                1
Printing and postage                                                     488              100               --^
Professional fees                                                         86               61               50
Registration expenses                                                    402               52               49
Transfer agent fees                                                    2,114              339               37
Trustees' fees                                                            29               13               --^
Other                                                                     92               50                7
--------------------------------------------------------------------------------------------------------------
Total expenses                                                        27,836            8,858              250
--------------------------------------------------------------------------------------------------------------
Less amounts waived                                                    5,510            1,820               54
Less earnings credits                                                      2                1               --^
Less expense reimbursements                                               52               --              144
--------------------------------------------------------------------------------------------------------------
    Net expenses                                                      22,272            7,037               52
--------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                           8,301           (1,977)             (35)
--------------------------------------------------------------------------------------------------------------

                                              SEE NOTES TO FINANCIAL STATEMENTS.

                                                                     MID CAP        SMALL CAP        SMALL CAP
                                                                       VALUE           EQUITY           GROWTH
                                                                        FUND             FUND             FUND
REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on
transactions from:
    Investments                                                $      68,273    $     276,109    $         571
Change in net unrealized
appreciation/depreciation of:
    Investments                                                      344,403          (93,478)             356

Net realized and unrealized gain (loss)
on investments                                                       412,676          182,631              927
--------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
from operations                                                $     420,977    $     180,654    $         892
--------------------------------------------------------------------------------------------------------------
*   Includes reimbursements of
    investment advisory, administration
    and shareholder servicing fees :                           $         197    $          24    $          --^
--------------------------------------------------------------------------------------------------------------

^  Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                                    U.S. SMALL
                                                                 TRUST SMALL       U.S. SMALL          COMPANY
                                                                  CAP EQUITY          COMPANY    OPPORTUNITIES
                                                                        FUND             FUND             FUND
INVESTMENT INCOME:
Interest                                                       $          27    $           6    $          --
Dividend                                                               2,919            2,007               22
Dividend income from affiliated
investments*                                                             149               65                2
Securities lending (net)                                                 215               11                1
Other Income                                                              --               --               --^
Foreign taxes withheld                                                    (2)              (3)              --^
--------------------------------------------------------------------------------------------------------------
Total investment income                                                3,308            2,086               25
--------------------------------------------------------------------------------------------------------------

EXPENSES:
Investment advisory fees                                               2,432            1,508               48
Administration fees                                                      561              377               12
Shareholder servicing fees                                               935              457               20
Custodian fees                                                            56              111               41
Interest expense                                                           5                2                1
Printing and postage                                                      49               16               10
Professional fees                                                         50               64               60
Registration expenses                                                     32               39               20
Transfer agent fees                                                       22               83               25
Trustees' fees                                                             6                4               --^
Other                                                                     30               25                5
--------------------------------------------------------------------------------------------------------------
Total expenses                                                         4,178            2,686              242
--------------------------------------------------------------------------------------------------------------
Less amounts waived                                                    1,790              350               80
Less earnings credits                                                     --^               1               --^
Less expense reimbursements                                               --               --               80
--------------------------------------------------------------------------------------------------------------
    Net expenses                                                       2,388            2,335               82
--------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                             920             (249)             (57)
--------------------------------------------------------------------------------------------------------------

                                              SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                                    U.S. SMALL
                                                                 TRUST SMALL       U.S. SMALL          COMPANY
                                                                  CAP EQUITY          COMPANY    OPPORTUNITIES
                                                                        FUND             FUND             FUND
REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on
transactions from:
    Investments                                                $     100,092    $      88,418    $       1,742
    Futures                                                              (34)             768               --
Change in net unrealized
appreciation/depreciation of:
    Investments                                                      (28,353)         (62,691)            (487)
    Futures                                                              646              162               --

Net realized and unrealized gain (loss)
on investments and futures                                            72,351           26,657            1,255
--------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
from operations                                                $      73,271    $      26,408    $       1,198
--------------------------------------------------------------------------------------------------------------
*   Includes reimbursements of
    investment advisory, administration
    and shareholder servicing fees :                           $          14    $           9    $          --^
--------------------------------------------------------------------------------------------------------------

^  Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF CHANGES IN NET ASSETS                     FOR THE PERIODS INDICATED
(Amounts in thousands)

                                                                   DYNAMIC SMALL CAP FUND             MID CAP EQUITY FUND
                                                               ------------------------------    -----------------------------
                                                                  YEAR ENDED       YEAR ENDED       YEAR ENDED      YEAR ENDED
                                                                    12/31/04         12/31/03         12/31/04        12/31/03
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS
Net investment income (loss)                                   $      (2,722)   $      (2,278)   $         643   $         779
Net realized gain (loss) on investments                               37,317            6,539           28,575           6,558
Change in net unrealized appreciation/
depreciation of investments                                          (18,399)          47,379            8,854          39,408
------------------------------------------------------------------------------------------------------------------------------
    Increase (decrease) in net assets
    from operations                                                   16,196           51,640           38,072          46,745
------------------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO
SHAREHOLDERS FROM
Net investment income                                                     --               --             (627)           (782)
Net realized gain on
investment transactions                                                   --               --          (23,640)         (5,709)
------------------------------------------------------------------------------------------------------------------------------
    Total distributions to shareholders                                   --               --          (24,267)         (6,491)
------------------------------------------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS
Increase (decrease)                                                  (15,717)         (12,619)          19,236          15,181
------------------------------------------------------------------------------------------------------------------------------

NET ASSETS
Total increase (decrease) in net assets                                  479           39,021           33,041          55,435
------------------------------------------------------------------------------------------------------------------------------
Beginning of period                                                  191,365          152,344          194,066         138,631
------------------------------------------------------------------------------------------------------------------------------
End of period                                                  $     191,844    $     191,365    $     227,107   $     194,066
------------------------------------------------------------------------------------------------------------------------------
Accumulated undistributed
(overdistributed) net
investment income                                              $          (7)   $         (24)   $          (6)  $         (10)
------------------------------------------------------------------------------------------------------------------------------

                                              SEE NOTES TO FINANCIAL STATEMENTS.

                                                                    MID CAP GROWTH FUND               MID CAP VALUE FUND
                                                               ------------------------------    -----------------------------
                                                                  YEAR ENDED       YEAR ENDED       YEAR ENDED      YEAR ENDED
                                                                    12/31/04         12/31/03         12/31/04        12/31/03
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS
Net investment income (loss)                                   $        (374)   $        (629)   $       8,301   $       2,226
Net realized gain (loss) on investments                               10,011           (1,935)          68,273           5,402
Change in net unrealized appreciation/
depreciation of investments                                             (582)          21,065          344,403         102,487
------------------------------------------------------------------------------------------------------------------------------
    Increase (decrease) in net assets
    from operations                                                    9,055           18,501          420,977         110,115
------------------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO
SHAREHOLDERS FROM
Net investment income                                                     --               --           (8,593)         (2,288)
Net realized gain on
investment transactions                                                   --               --          (46,201)         (4,605)
------------------------------------------------------------------------------------------------------------------------------
    Total distributions to shareholders                                   --               --          (54,794)         (6,893)
------------------------------------------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS
Increase (decrease)                                                  (12,240)         (14,090)       2,466,242         631,214
------------------------------------------------------------------------------------------------------------------------------

NET ASSETS
Total increase (decrease) in net assets                               (3,185)           4,411        2,832,425         734,436
------------------------------------------------------------------------------------------------------------------------------
Beginning of period                                                   60,567           56,156          856,329         121,893
------------------------------------------------------------------------------------------------------------------------------
End of period                                                  $      57,382    $      60,567    $   3,688,754   $     856,329
------------------------------------------------------------------------------------------------------------------------------
Accumulated undistributed
(overdistributed) net
investment income                                              $          (1)   $          (1)   $         (10)  $          (1)
------------------------------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                    SMALL CAP EQUITY FUND            SMALL CAP GROWTH FUND
                                                               ------------------------------    -----------------------------
                                                                  YEAR ENDED       YEAR ENDED       YEAR ENDED      YEAR ENDED
                                                                    12/31/04         12/31/03         12/31/04        12/31/03
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS
Net investment income (loss)                                   $      (1,977)   $      (2,067)   $         (35)  $         (21)
Net realized gain (loss) on investments                              276,109           34,654              571            (334)
Change in net unrealized appreciation/
depreciation of investments                                          (93,478)         173,648              356           1,296
------------------------------------------------------------------------------------------------------------------------------
    Increase (decrease) in net assets
    from operations                                                  180,654          206,235              892             941
------------------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO
SHAREHOLDERS FROM
Net realized gain on
investment transactions                                             (112,302)              --               --              --
------------------------------------------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS
Increase (decrease)                                                 (457,947)         (62,159)             697           1,655
------------------------------------------------------------------------------------------------------------------------------

NET ASSETS
Total increase (decrease) in net assets                             (389,595)         144,076            1,589           2,596
------------------------------------------------------------------------------------------------------------------------------
Beginning of period                                                  746,465          602,389            4,396           1,800
------------------------------------------------------------------------------------------------------------------------------
End of period                                                  $     356,870    $     746,465    $       5,985   $       4,396
------------------------------------------------------------------------------------------------------------------------------
Accumulated undistributed
(overdistributed) net
investment income                                              $          (8)   $         (90)   $          --^  $          --^
------------------------------------------------------------------------------------------------------------------------------

^  Amount rounds to less than one thousand.

                                              SEE NOTES TO FINANCIAL STATEMENTS.

                                                                TRUST SMALL CAP EQUITY FUND         U.S. SMALL COMPANY FUND
                                                               ------------------------------    -----------------------------
                                                                  YEAR ENDED       YEAR ENDED       YEAR ENDED      YEAR ENDED
                                                                    12/31/04         12/31/03         12/31/04        12/31/03
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS
Net investment income (loss)                                   $         920    $         121    $        (249)  $         853
Net realized gain (loss) on
investments and futures                                              100,058           18,926           89,186           7,207
Change in net unrealized appreciation
(depreciation) of investments
and futures                                                          (27,707)          77,999          (62,529)        105,478
------------------------------------------------------------------------------------------------------------------------------
    Increase (decrease) in net assets
    from operations                                                   73,271           97,046           26,408         113,538
------------------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO
SHAREHOLDERS FROM
Net investment income                                                   (605)            (111)              --          (1,000)
Net realized gain on
investment transactions                                              (87,711)          (5,840)         (28,244)             --
------------------------------------------------------------------------------------------------------------------------------
    Total distributions to shareholders                              (88,316)          (5,951)         (28,244)         (1,000)
------------------------------------------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS
Increase (decrease)                                                  532,830           35,795         (126,815)       (186,555)
------------------------------------------------------------------------------------------------------------------------------

NET ASSETS
Total increase (decrease) in net assets                              517,785          126,890         (128,651)        (74,017)
------------------------------------------------------------------------------------------------------------------------------
Beginning of period                                                  385,953          259,063          339,458         413,475
------------------------------------------------------------------------------------------------------------------------------
End of period                                                  $     903,738    $     385,953    $     210,807   $     339,458
------------------------------------------------------------------------------------------------------------------------------
Accumulated undistributed
(overdistributed) net
investment income                                              $         249    $         (62)   $           3   $          (1)
------------------------------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                     U.S. SMALL COMPANY
                                                                     OPPORTUNITIES FUND
                                                               ------------------------------
                                                                  YEAR ENDED       YEAR ENDED
                                                                    12/31/04         12/31/03
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS:
Net investment income (loss)                                   $         (57)   $        (137)
Net realized gain (loss) on investments                                1,742           (3,387)
Change in net unrealized appreciation
(depreciation) of investments                                           (487)           3,777
---------------------------------------------------------------------------------------------
    Increase (decrease) in net assets
    from operations                                                    1,198              253
---------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS
Increase (decrease)                                                   (4,305)         (45,370)
---------------------------------------------------------------------------------------------

NET ASSETS:
Total increase (decrease) in net assets                               (3,107)         (45,117)
---------------------------------------------------------------------------------------------
Beginning of period                                                    9,733           54,850
---------------------------------------------------------------------------------------------
End of period                                                  $       6,626    $       9,733
---------------------------------------------------------------------------------------------
Accumulated undistributed
(overdistributed) net
investment income                                              $          (2)   $          (1)
---------------------------------------------------------------------------------------------

                                              SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN FUNDS

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

J.P. Morgan Funds ("JPMF"), J.P. Morgan Institutional Funds ("JPMIF"), J.P. Morgan Mutual Fund Group ("JPMMFG"), J.P. Morgan Mutual Fund Select Group ("JPMMFSG") and the J.P. Morgan Mutual Fund Investment Trust ("JPMMFIT") were organized as Massachusetts business trusts and J.P. Morgan Fleming Mutual Fund Group, Inc. ("JPMFMFG") was organized as a Maryland corporation. JPMF, JPMIF, JPMMFG, JPMMFSG, JPMMFIT and JPMFMFG (collectively, the "Trusts") are registered under the Investment Company Act of 1940 as amended (the "1940 Act"), as open-end management investment companies. The Trusts were organized on the following dates:

       JPMF   November 4, 1992

      JPMIF   November 4, 1992

     JPMMFG   May 11, 1987

    JPMMFSG   October 1, 1996

    JPMMFIT   September 23, 1997

    JPMFMFG   August 19, 1997

The following are nine separate portfolios of the Trusts (collectively, the "Funds"):

                                                     FUND  CLASSES OFFERED
                 JPMorgan Dynamic Small Cap Fund ("DSCF")  Class A, Class B, Class C and Select
                    JPMorgan Mid Cap Equity Fund ("MCEF")  Select
                    JPMorgan Mid Cap Growth Fund ("MCGF")  Class A and Class B
                     JPMorgan Mid Cap Value Fund ("MCVF")  Class A, Class B, Class C, Institutional and Select
                  JPMorgan Small Cap Equity Fund ("SCEF")  Class A, Class B and Select
                  JPMorgan Small Cap Growth Fund ("SCGF")  Class A, Institutional and Select
           JPMorgan Trust Small Cap Equity Fund ("TSCEF")  Select
               JPMorgan U.S. Small Company Fund ("USSCF")  Institutional and Select
JPMorgan U.S. Small Company Opportunities Fund ("USSCOF")  Select

USSCOF is a separate series of JPMF. USSCF is a separate series of JPMIF. SCEF and DSCF are separate series of JPMMFG. MCEF and TSCEF are separate series of JPMMFSG. MCGF is a separate series of JPMMFIT. MCVF and SCGF are separate series of JPMFMFG.

Class A shares generally provide for a front-end sales charge while Class B and Class C shares provide for a contingent deferred sales charge. Class B shares automatically convert to Class A shares after eight years. No sales charges are assessed with respect to the Institutional Class shares and Select Class shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different transfer agent, distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Class A shares for which front-end charges have been waived may be subject to redemption charges as described in the Funds' prospectus.

On November 11, 2004, The Board of Directors approved the following:

For Class A shares, the maximum front-end sales charge was reduced from 5.75% to 5.25% for shares purchased on or after November 15, 2004 of the Funds.

See note 11 for subsequent events with respect to the reorganization and redomiciliation of certain of the series of the trusts.

TSCEF underwent changes to its portfolio management team, benchmark, and investment process effective July 16, 2004.

During the fiscal year ended December 31, 2004, SCEF relieved securities of the fund in exchange for the redemption of Select Class shares. Cash and securities were transferred for redemptions on December 6, 2004 at a market value of (in thousands) $518,018, which resulted in a realized gain of (in thousands) $159,702 to the Fund for book purposes.

During the fiscal year ended December 31, 2004, SCGF recognized unrealized gain on investments of approximately $11 (in thousands) related to securities purchases in violation of the Fund's investment restrictions during the year. The effect of such gain resulted in an increase in total return of approximately ..2%

2. SIGNIFICANT ACCOUNTING POLICIES

THE FOLLOWING IS A SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES FOLLOWED BY THE
FUNDS:

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. VALUATION OF INVESTMENTS -- Equity securities, purchased options and futures contracts are valued at the last sale price on the exchange on which they are primarily traded. The value of National Market Systems equity securities quotes by the Nasdaq Stock Market, Inc. shall generally be the Nasdaq Official Closing Price. Securities for which sale prices are not available and other over-the-counter securities are valued at the mean between the bid and asked quotations. Fixed income securities, other than convertible bonds, with a maturity of 61 days or more held by the Funds will be valued each day based on readily available market quotations received from independent or affiliated commercial pricing services. Such pricing services will generally provide bidside quotations. Convertible bonds are valued at the last sale price on the primary exchange on which the bond is principally traded. All short-term securities with a remaining maturity of sixty days or less are valued using the amortized cost method, which approximates market value. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Trustees. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material. Trading in securities on most foreign exchanges and over-the counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Trustees, each of the Funds applies fair value pricing on a daily basis for all non-U.S. and non-Canadian equity securities held in its portfolio by utilizing the quotations of an independent pricing service, unless the Fund's advisor, J.P. Morgan Investment Management Inc. ("JPMIM" or the "Advisor"), determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movements and changes in the prices of indices, securities, and exchange rates in other markets, in determining fair value as of the time a Fund calculates its net asset value.

B. REPURCHASE AGREEMENTS -- The Funds' custodian (or designated subcustodians, as the case may be under tri-party repurchase agreements) takes possession of the collateral pledged for investments in repurchase agreements on behalf of the Funds. It is the policy of the Funds to mark-to-market the collateral on a daily basis to determine that the value, including accrued interest, is at least equal to the repurchase price plus accrued interest. In the event of default of the obligation to repurchase, the Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the seller of the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

C. FUTURES CONTRACTS -- When a Fund enters into a futures contract, it makes an initial margin deposit in a segregated account, either in cash or liquid securities. Thereafter, the futures contract is marked to market and the Fund makes (or receives) additional cash payments daily to (or from) the broker. Changes in the value of the contract are recorded as unrealized appreciation (depreciation) until the contract is closed or settled, at which time a realized gain or loss is recognized.

Index futures contracts are used to control the asset mix of the portfolios in the most efficient manner. Short index futures contracts are used for hedging purposes; i.e., to reduce the exposure to equities. Long index futures contracts are used to gain exposure to equities, when it is anticipated that this will be more efficient than buying stocks directly.

Use of long futures contracts subjects the Fund to risk of loss in excess of amounts shown on the Statement of Assets and Liabilities, up to the notional value of the futures contract. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund's credit risk is limited to failure of the exchange or board of trade.

As of December 31, 2004, TSCEF and USSCF had outstanding futures contracts as listed on their Portfolio of Investments.

D. RESTRICTED AND ILLIQUID SECURITIES -- The Funds are permitted to invest in securities that are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

E. SECURITIES ON LOAN -- For all of the Funds, the Board of Trustees has approved the lending of securities, through its custodian JPMorgan Chase Bank ("JPMCB"), an affiliate of the Funds, acting as lending agent to certain borrowers. By lending investment securities, the Funds attempt to increase net investment income through the receipt of interest (after rebates and fees) on collateral received in connection with the loan. The net amount of interest earned, after the rebate and fee, is included in the Statement of Operations as Securities lending (net).

The loans are secured by collateral at least equal, at all times, to the value of the securities loaned plus accrued interest. Gain or loss on the value of the securities loaned that may occur during the term of the loan will be for the account of the Fund. The Fund also continues to receive interest or dividends on the securities loaned. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. JPMCB invests the cash collateral on behalf of the Funds in accordance with investment guidelines contained in the securities lending agreement.

At December 31, 2004, the market value of securities loaned and the amount of collateral received were as follows (amounts in thousands):

                                        MARKET VALUE OF        MARKET VALUE OF
                                      SECURITIES LOANED    COLLATERAL RECEIVED
DSCF                                  $          40,549      $          41,470
MCEF                                              8,957                  9,103
MCGF                                              2,781                  2,830
MCVF                                            110,496                111,929
SCGF                                              1,104                  1,132
TSCEF                                            71,548                 73,315
USSCOF                                            1,042                  1,069

JPMCB as lending agent receives a fee equal to 0.05% (0.06% prior to January 31, 2004) of the average dollar value of loans of U.S. securities outstanding during a given month and 0.10% (0.1142% prior to January 31, 2004) of the average dollar value of loans on non-U.S. securities outstanding during a given month from the Funds as detailed below (amounts in thousands):

DSCF                                                                   $    20
MCEF                                                                         6
MCGF                                                                         4
MCVF                                                                        52
SCEF                                                                        73
SCGF                                                                         1
TSCEF                                                                       32
USSCF                                                                        2
USSCOF                                                                      --^

^  Amount rounds to less than one thousand.

Risks of delay in recovery of securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMCB will indemnify the Fund from any loss resulting from a borrower's failure to return a loaned security when due.

F. SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Interest income is determined on the basis of coupon interest accrued using the interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld (if any) is recorded on the ex-dividend date or when the Fund first learns of the dividend.

G. ALLOCATION OF INCOME AND EXPENSES -- Expenses directly attributable to a Fund are charged to that Fund; other expenses of the Trusts are allocated proportionately among each of the Funds within the Trusts in relation to the net assets of each Fund or on another reasonable basis. Expenses directly attributable to a particular class are charged directly to such class. In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

H. FEDERAL INCOME TAXES -- Each Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. In addition, the Funds intend to make distributions as required to avoid excise taxes. Accordingly, no provision for Federal income or excise tax is necessary.

I. DISTRIBUTIONS TO SHAREHOLDERS -- Dividends and distributions paid to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these "book/tax" differences are permanent in nature (i.e., that they result from other than timing of recognition -- "temporary differences"), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment. The following amounts were reclassified within the capital accounts (amounts in thousands):

                                                                   ACCUMULATED       ACCUMULATED
                                                                UNDISTRIBUTED/      NET REALIZED
                                                             (OVERDISTRIBUTED)       GAIN (LOSS)
                                      PAID-IN-CAPITAL    NET INVESTMENT INCOME    ON INVESTMENTS
FUND
DSCF                                  $        (2,739)   $               2,739    $           --
MCEF                                               --                      (12)               12
MCGF                                             (374)                     374                --
MCVF                                               --                      283              (283)
SCEF                                          159,645                    2,059          (161,704)
SCGF                                              (35)                      35                --
TSCEF                                          14,496                       (5)          (14,491)
USSCF                                            (248)                     253                (5)
USSCOF                                            (57)                      56                 1

^  Amount rounds to less than one thousand.

The reclassifications for DSCF, MCGF and SCGF relate primarily to the character for the tax purposes of current year net operating losses. The reclassifications for MCEF, MCVF and TSCEF relate primarily to the character for tax purposes of current year distributions received from investments in REITs. The reclassifications for SCEF relate primarily to the character for the tax purposes of current year non-deductible net operating losses, distributions received from investments in REITs and redemptions in-kind. The reclassifications for USSCF and USSCOF relate primarily to the character for the tax purposes of current year non-deductible net operating losses and distributions received from investments in REITs.

J. OTHER EXPENSES -- Other expenses in the Statement of Operations include fees related to line of credit, insurance, pricing and reporting services.

3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

A. INVESTMENT ADVISORY FEE -- Pursuant to the Investment Advisory Agreements, JPMIM acts as the investment advisor to the Funds. JPMIM is a wholly owned subsidiary of JP Morgan Fleming Asset Management Holdings, Inc., which is a wholly owned subsidiary of JP Morgan Chase & Co. The Advisor supervises the investments of each respective Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund's respective average daily net assets. The annual fee for each Fund is as follows:

                                           INVESTMENT
                                     ADVISORY FEE (%)
FUND
DSCF                                             0.65%
MCEF                                             0.65%
MCGF                                             0.65%
MCVF                                             0.70%*
SCEF                                             0.65%
SCGF                                             0.80%
TSCEF                                            0.65%
USSCF                                            0.60%
USSCOF                                           0.60%

* As approved by the Board of Trustees, effective February 19, 2005, the Investment Advisory Fee was reduced to an annual rate of 0.65% for MCVF.

The Advisors waived fees as outlined in Note 3.F.

The Funds may invest in one or more of the affiliated JPMorgan Money Market Funds. The Adviser has agreed to waive and/or reimburse its advisory fee from the Funds in an amount sufficient to offset any doubling up of investment advisory, administration and shareholder servicing fees related to each Fund's investment in an affiliated money market fund.

B. DISTRIBUTION FEE -- Pursuant to a Distribution Agreement, J.P. Morgan Fund Distributors, Inc. ("JPMFD" or "Distributor"), a wholly-owned subsidiary of The BISYS Group, Inc., serves as the Trusts' exclusive underwriter and promotes and arranges for the sale of each Fund's shares. JPMFD receives no compensation in its capacity as the Funds' underwriter.

The Trustees have adopted Distribution Plans (the "Distribution Plans") for Class A, B, and C Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plans provide that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below (%):

                                    CLASS A      CLASS B      CLASS C
FUND
DSCF                                   0.25         0.75         0.75
MCEF                                    n/a          n/a          n/a
MCGF                                   0.25         0.75          n/a
MCVF                                   0.25         0.75         0.75
SCEF                                   0.25         0.75          n/a
SCGF                                   0.25          n/a          n/a
TSCEF                                   n/a          n/a          n/a
USSCF                                   n/a          n/a          n/a
USSCOF                                  n/a          n/a          n/a

In addition, JPMFD is entitled to receive the contingent deferred sales charge ("CDSC") from redemptions of Class B and C shares.

The Distributor waived fees and reimbursed expenses as outlined in 3.F.

C. SHAREHOLDER SERVICING FEE -- The Trusts have entered into Shareholder Servicing Agreements on behalf of the Funds with JPMCB, under which JPMCB provides account administration and personal account maintenance services to shareholders. For performing these services, JPMCB receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below (%):

                                                                             INSTITUTIONAL       SELECT
                                         CLASS A      CLASS B      CLASS C           CLASS        CLASS
FUND
DSCF                                        0.25         0.25         0.25             n/a         0.25
MCEF                                         n/a          n/a          n/a             n/a         0.25
MCGF                                        0.25         0.25          n/a             n/a          n/a
MCVF                                        0.25         0.25         0.25            0.10         0.25
SCEF                                        0.25         0.25          n/a             n/a         0.25
SCGF                                        0.25          n/a          n/a            0.10         0.25
TSCEF                                        n/a          n/a          n/a             n/a         0.25
USSCF                                        n/a          n/a          n/a            0.10         0.25
USSCOF                                       n/a          n/a          n/a             n/a         0.25

JPMCB may enter into services contracts with certain entities under which it will pay all or a portion of the annual fee to such entities for performing shareholder and administrative services.

In addition, JPMCB, Charles Schwab & Co. ("Schwab") and the Trusts are parties to separate services and operating agreements (the "Schwab Agreements") whereby Schwab makes shares of the Funds available to customers of investment advisers and other financial intermediaries who are Schwab's clients. The Funds are not responsible for payments to Schwab under the Schwab Agreements; however, in the event the servicing agreement with Schwab is terminated for reasons other than a breach by Schwab and the relationship between the JPMMFG, JPMMFSG, JPMMFIT, JPMFMFG, JPMF, and JPMIF with JPMCB are terminated, the Funds would be responsible for the ongoing payments to Schwab with respect to pre-termination shares.

D. CUSTODIAN AND ACCOUNTING FEES -- JPMCB provides portfolio custody and accounting services for the Funds. Compensation for such services is presented in the Statement of Operations as custodian fees. The custodian fees may be reduced by credits earned by each Fund, based on the uninvested cash balances held by the custodian. Such earning credits are presented separately in the Statement of Operations.

Interest expense paid to the custodian related to overdrafts are presented as interest expense in the Statement of Operations.

E. ADMINISTRATION FEE -- Pursuant to the Administration Agreement, JPMCB (the "Administrator") provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate equal to 0.15% of the first $25 billion of the average daily net assets of all non-money market funds in the JPMorgan Fund Complex and 0.075% of the average daily net assets in excess of $25 billion.

BISYS Fund Services, LP ("BISYS") serves as the Funds' sub-administrator. For its services as sub-administrator, BISYS receives a portion of the fees payable to JPMCB as Administrator.

The Administrator, the Advisor, and the Distributor have contractually agreed to reimburse the Funds to the extent that total operating expenses (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed the percentages of their respective average daily net assets as shown in the table below (%):

                                                                             INSTITUTIONAL       SELECT
                                         CLASS A      CLASS B      CLASS C           CLASS        CLASS
FUND
DSCF                                        1.50         2.12         2.12             n/a         1.10
MCEF                                         n/a          n/a          n/a             n/a         1.00
MCGF                                        1.35         2.05          n/a             n/a          n/a
MCVF                                        1.25         2.00         2.00            0.75         1.00
SCEF                                        1.38         2.12          n/a             n/a         0.85
SCGF                                        1.60          n/a          n/a            0.85         1.10
USSCF                                        n/a          n/a          n/a            0.83         1.01
USSCOF                                       n/a          n/a          n/a             n/a         1.02

The contractual expense limitation agreements were in effect for the year ended December 31, 2004 for the Funds. The expense limitation percentages in the table above are due to expire on April 30, 2006.

The Administrator waived fees and reimbursed expenses as outlined in Note 3.F.

F. WAIVERS AND REIMBURSEMENTS -- For the year ended December 31, 2004, the Funds' vendors waived fees and the Administrator contractually reimbursed expenses for each of the Funds as follows (amounts in thousands). Neither the Funds' service providers nor the Administrator expect the Funds to repay any such waived fees and reimbursed expenses in future years.

                                                              CONTRACTUAL WAIVERS
                                      -------------------------------------------------------------------
                                      INVESTMENT                   SHAREHOLDER                                 CONTRACTUAL
                                        ADVISORY   ADMINISTRATION    SERVICING    DISTRIBUTION      TOTAL   REIMBURSEMENTS
FUND
DSCF                                  $       --   $           54   $      283   $          --   $    337   $           --
MCEF                                          --               --          287              --        287               --
MCGF                                          79               58          110              --        247               --
MCVF                                       2,429              947        1,795                      5,171               52
SCEF                                          --               41        1,754              25      1,820               --
SCGF                                          40                7            7              --         54              144
USSCF                                         --              128          222              --        350               --
USSCOF                                        48               12           20              --         80               80
--------------------------------------------------------------------------------------------------------------------------
Total                                 $    2,596   $        1,247   $    4,478   $          25   $  8,346   $          276
--------------------------------------------------------------------------------------------------------------------------

                                                                               VOLUNTARY WAIVERS
                                                      -------------------------------------------------------------------
                                                      INVESTMENT                   SHAREHOLDER
                                                        ADVISORY   ADMINISTRATION    SERVICING    DISTRIBUTION     TOTAL
FUND
MCEF                                                  $       --   $           81   $      123   $          --   $    204
MCVF                                                         137              202           --              --        339
TSCEF                                                        543              312          935              --      1,790
-------------------------------------------------------------------------------------------------------------------------
Total                                                 $      680   $          595   $    1,058   $          --   $  2,333
-------------------------------------------------------------------------------------------------------------------------

G. OTHER -- Certain officers of the Trusts are officers of JPMorgan Chase & Co. or of BISYS or their subsidiaries.

During the period, certain Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate were affiliated with the Advisors.

The Funds may use related party broker/dealers. For the year ended December 31, 2004 MCEF incurred approximately $1 (in thousands), as brokerage commissions with brokers/dealers affiliated with JPMCB.

The SEC has granted an exemptive order permitting each fund to engage in principal transactions with J.P. Morgan Securities Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

H. SUBSEQUENT CHANGES -- After considering management's recommendations, the Boards of Trustees of the Trusts approved, and the Funds entered into, a Distribution Agreement and a Shareholder Servicing Agreement with JPMorgan Distribution Services, Inc. ("JPMDS") and an Administration Agreement with JPMorgan Funds Management, Inc. ("JPMFM"). JPMDS and JPMFM are both indirect, wholly-owned subsidiaries of JPMorgan Chase & Co. The agreements are effective February 19, 2005, and the fees charged to the Funds under the agreements are subject to the same fee structure as those paid to the prior service providers.

Beginning in mid-2005, JPMCB will serve as the Funds' sub-administrator. For its services as sub-administrator, JPMCB will receive a portion of the fees payable to JPMFM as Administrator.

4. CLASS SPECIFIC EXPENSES

The Funds' class specific expenses for the year ended December 31, 2004 are as follows (amounts in thousands):

                                            SHAREHOLDER
FUND                                          SERVICING   DISTRIBUTION   TRANSFER AGENT
DSCF
Class A                                    $        231   $        231   $          266
Class B                                             150            451              174
Class C                                              73            218               84
Select                                               35             --               19
---------------------------------------------------------------------------------------
                                           $        489   $        900   $          543

MCEF
Select                                     $        510   $         --   $           22

MCGF
Class A                                    $        137   $        137   $          102
Class B                                               7             22                5
---------------------------------------------------------------------------------------
                                           $        144   $        159   $          107

MCVF
Class A                                    $      1,707   $      1,707   $        1,238
Class B                                             265            794              191
Class C                                             583          1,749              423
Institutional                                       690             --              212
Select                                              530             --               50
---------------------------------------------------------------------------------------
                                           $      3,775   $      4,250   $        2,114

SCEF
Class A                                    $        234   $        234   $          250
Class B                                              50            151               55
Select                                            1,565             --               34
---------------------------------------------------------------------------------------
                                           $      1,849   $        385   $          339

SCGF
Class A                                    $          3   $          3   $           13
Class B*                                             --             --               --
Class C*                                             --             --               --
Institutional                                         3             --               12
Select                                                1             --               12
---------------------------------------------------------------------------------------
                                           $          7   $          3   $           37

TSCEF
Select                                     $        935   $         --   $           22

                                            SHAREHOLDER
FUND                                          SERVICING   DISTRIBUTION   TRANSFER AGENT
USSCF
Institutional                              $        114   $         --   $           20
Select                                              343             --               63
---------------------------------------------------------------------------------------
                                           $        457   $         --   $           83

USSCOF
Select                                     $         20   $         --   $           25

5. CLASS SPECIFIC DISTRIBUTIONS

The Funds' class specific distributions from net investment income and realized gain on investment transactions for the year ended December 31, 2004, and the year ended December 31, 2003 are as follows (amounts in thousands):

                                             YEAR ENDED 12/31/04                 YEAR ENDED 12/31/03
                                      ---------------------------------   ---------------------------------
                                                    NET                                 NET
                                      INVESTMENT INCOME   REALIZED GAIN   INVESTMENT INCOME   REALIZED GAIN
MCEF
Select                                $             627   $      23,640   $             782   $       5,709

MCVF
Class A                               $           2,344   $      16,897   $             669   $       1,468
Class B                                              --           2,288                  --             389
Class C                                              --           6,079                  20             561
Institutional                                     4,851          15,152               1,392           1,820
Select                                            1,398           5,785                 207             367
-----------------------------------------------------------------------------------------------------------
                                      $           8,593   $      46,201   $           2,288   $       4,605

SCEF
Class A                               $              --   $      16,153   $              --   $          --
Class B                                              --           2,612                  --              --
Select                                               --          93,537                  --              --
-----------------------------------------------------------------------------------------------------------
                                      $              --   $     112,302   $              --   $          --

TSCEF
Select                                $             605   $      87,711   $             111   $       5,840

USSCF
Institutional                         $              --   $      12,738   $             587   $          --
Select                                               --          15,506                 413              --
-----------------------------------------------------------------------------------------------------------
                                      $              --   $      28,244   $           1,000   $          --
-----------------------------------------------------------------------------------------------------------

6. INVESTMENT TRANSACTIONS

For the year ended December 31, 2004, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

                                            PURCHASES             SALES         PURCHASES             SALES
                                      (EXCLUDING U.S.   (EXCLUDING U.S.           OF U.S.           OF U.S.
                                          GOVERNMENT)       GOVERNMENT)        GOVERNMENT        GOVERNMENT
FUND
DSCF                                  $       214,815   $       229,367         $      --         $      --
MCEF                                          205,481           214,618                --                --
MCGF                                           67,386            80,547                --                --
MCVF                                        3,113,598           760,300                --                --
SCEF                                          316,210           901,814                --                --
SCGF                                            6,315             5,696                --                --
TSCEF                                       1,035,221           659,306                --                --
USSCF                                         319,484           483,764               423                --
USSCOF                                          8,740            14,570                --                --

7. FEDERAL INCOME TAX MATTERS

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at December 31, 2004, were as follows (amounts in thousands):

                                                                  GROSS            GROSS     NET UNREALIZED
                                            AGGREGATE        UNREALIZED        UNREALIZED     APPRECIATION/
                                                 COST      APPRECIATION    (DEPRECIATION)    (DEPRECIATION)
FUND
DSCF                                  $       169,825   $        31,782   $        (3,156)  $        28,626
MCEF                                          174,846            51,915              (494)           51,421
MCGF                                           46,240            11,765              (440)           11,325
MCVF                                        3,283,670           444,074              (274)          443,800
SCEF                                          265,313            95,626            (4,564)           91,062
SCGF                                            4,974             1,183              (113)            1,070
TSCEF                                         819,528            64,852            (4,851)           60,001
USSCF                                         176,807            39,464            (5,453)           34,011
USSCOF                                          5,579             1,217              (164)            1,053

The tax character of distributions paid during the periods indicated were as follows (amounts in thousands):

                                           ORDINARY       LONG-TERM       RETURN OF           TOTAL
FUND                                         INCOME    CAPITAL GAIN         CAPITAL   DISTRIBUTIONS
YEAR ENDED DECEMBER 31, 2004
DSCF                                  $          --   $          --   $          --   $          --
MCEF                                          6,536          17,731              --          24,267
MCGF                                             --              --              --              --
MCVF                                         44,728          10,066              --          54,794
SCEF                                          5,490         106,812              --         112,302
SCGF                                             --              --              --              --
TSCEF                                        12,478          75,838              --          88,316
USSCF                                            --          28,244              --          28,244
USSCOF                                           --              --              --              --

                                           ORDINARY       LONG-TERM       RETURN OF           TOTAL
FUND                                         INCOME    CAPITAL GAIN         CAPITAL   DISTRIBUTIONS
YEAR ENDED DECEMBER 31, 2003
DSCF                                  $          --   $          --   $          --   $          --
MCEF                                          3,523           2,968              --           6,491
MCGF                                             --              --              --              --
MCVF                                          6,591             302              --           6,893
SCEF                                             --              --              --              --
SCGF                                             --              --              --              --
TSCEF                                           103           5,848              --           5,951
USSCF                                         1,000              --              --           1,000
USSCOF                                           --              --              --              --

At December 31, 2004, the tax components of capital were as follows (amounts in thousands):

                                                               DSCF            MCEF            MCGF
Current distributable ordinary income                 $          --   $       2,297   $          --
Current distributable long-term capital
gain or (tax basis capital loss carryover)                   (3,777)          3,651        (253,416)
Unrealized appreciation (depreciation)                $      28,626   $      51,421   $      11,325

                                                               MCVF            SCEF            SCGF
Current distributable ordinary income                 $      14,903   $         424   $          --
Current distributable long-term capital
gain or tax basis capital loss carryover                     12,235          14,482            (794)
Unrealized appreciation (depreciation)                $     443,800   $      91,062   $       1,070

                                                              TSCEF           USSCF          USSCOF
Current distributable ordinary income                 $       4,576   $          --   $          --
Current distributable long-term capital
gain or (tax basis capital loss carryover)                    1,194           2,929        (156,810)
Unrealized appreciation (depreciation)                $      60,001   $      34,011   $       1,053

For DSCF, MCEF, MCGF, MCVF, SCGF, TSCEF and USSCOF the difference between book and tax basis unrealized appreciation/(depreciation) is primarily attributed to wash sale loss deferrals. For SCEF, the difference between book and tax basis unrealized appreciation/(depreciation) is primarily attributed to REIT Return of Capital ("ROC") adjustments. For USSCF, the difference between book and tax basis unrealized appreciation/(depreciation) is primarily attributed to wash sale loss deferrals, inside/outside adjustment, and REIT ROC adjustments.

At December 31, 2004, the following Funds have capital loss carryovers, which will be available to offset capital gains. To the extent that any net capital loss carryovers are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders (amounts in thousands):

                                                                                EXPIRATION
                                                             AMOUNT                   DATE
FUND
DSCF                                                  $       3,776      December 31, 2010
------------------------------------------------------------------------------------------

MCGF                                                  $     222,526      December 31, 2009
                                                             28,364      December 31, 2010
                                                              2,527      December 31, 2011
------------------------------------------------------------------------------------------
                                                      $     253,417
------------------------------------------------------------------------------------------

SCGF                                                  $         242      December 31, 2010
                                                                553      December 31, 2011
------------------------------------------------------------------------------------------
                                                      $         795
------------------------------------------------------------------------------------------

USSCOF                                                $       8,756      December 31, 2008
                                                             79,872      December 31, 2009
                                                             62,976      December 31, 2010
                                                              5,206      December 31, 2011
------------------------------------------------------------------------------------------
                                                      $     156,810
------------------------------------------------------------------------------------------

During the year ended December 31, 2004, DSCF, MCGF, SCGF, USSCF, and USSCOF utilized capital loss carryforwards of (in thousands) $37,076, $10,031, $552, $55,510 and $1,607, respectively.

Capital losses incurred after October 31, within a Fund's fiscal year, are deemed to arise on the first business day of the following fiscal year for tax purposes.

8. BORROWINGS

Pursuant to a Line of Credit Agreement, dated April 17, 2003, the Funds may borrow money for temporary or emergency purposes. The Funds have entered into the agreement, enabling it to participate with other JPMorgan Funds in a line of credit with JPMCB, as administrative agent, and with a syndicate of banks, which permits borrowings up to $250 million, collectively. Interest is charged to the Funds based on its borrowings at an annual rate equal to the sum of the Federal Funds Rate plus 0.50%. This agreement was extended and was subsequently terminated as of February 18, 2005.

The Funds had no borrowings outstanding at December 31, 2004, nor at anytime during the year then ended.

Effective February 19, 2005, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured uncommitted credit facility in the aggregate amount of $100 million. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing.

Effective February 19, 2005, the Funds began relying upon an exemptive order ("Order") permitting the establishment and operation of an Interfund Lending Facility ("Facility"). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to One Group Mutual Funds and may be relied upon by the Funds because they are investment companies in the same "group of investment companies" (as defined in Section 12(d)(1)(G) of the Investment Company Act of 1940) as One Group Mutual Funds.

9. CONCENTRATIONS AND INDEMNIFICATIONS

From time to time, the Funds may have a concentration of several shareholders which may be a related party, holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Funds.

As of December 31, 2004, there were individual shareholders who owned 23% and 28% of SCGF and there was one shareholder of record that owned 64% of TSCEF.

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

10. CORPORATE EVENT

On May 25, 2004, J.P. Morgan Chase & Co. and Bank One Corp. announced that, at separate meetings, their respective shareholders had approved the merger of the two companies. The companies completed the merger of their holding companies on July 1, 2004. Effective July 20, 2004, the name of the combined holding company was changed to JPMorgan Chase & Co. Effective November 15, 2004, the bank name is JPMorgan Chase Bank, National Association.

11. SUBSEQUENT EVENT

Effective February 19, 2005 Trust Small Cap Equity Fund changed its name to JPMorgan Small Cap Core Fund.

In addition, the Board of Trustees approved a change in benchmark from the S&P SmallCap 600/BARRA Growth Index to the Russell 2000 Index for the Dynamic Small Cap Fund, effective February 19, 2005.

On February 9, 2005, the Board of Trustees approved managements proposal to limit the offering of the Mid Cap Value Fund effective March 31, 2005, and the Trust Small Cap Equity Fund and U.S. Small Company Fund effective February 28, 2005.

On August 19, 2004, the Boards of Trustees of the Trusts each approved an Agreement and Plan of Reorganization regarding the reorganization of each series of their respective Trust into a corresponding series of J.P. Morgan Mutual Fund Series ("JPMMFS").

At a special meeting of shareholders of JPMorgan Mid Cap Equity Fund, JPMorgan Small Cap Growth Fund and JPMorgan Trust Small Cap Equity Fund held on January 20, 2005, and at a special meeting of shareholders of JPMorgan Dynamic Small Cap Fund, JPMorgan Small Cap Equity Fund, JPMorgan U.S. Small Company Fund and JPMorgan U.S. Small Company Opportunities Fund (collectively, the "Funds") held on January 20, 2005, and adjourned and reconvened on February 3, 2005, shareholders of each of the Funds approved the Agreements and Plans of Reorganization with respect to each respective Fund.

Effective after the close of business on February 18, 2005 pursuant to the Agreements and Plans of Reorganization, the Funds were each reorganized, by means of a tax-free reorganization, each as a separate series of JPMMFS.

Additionally, at a special meeting of shareholders on January 20, 2005, the shareholders of JPMMFS approved an Agreement and Plan of Reorganization and Redomiciliation providing for the reorganization and redomiciliation of each series of JPMMFS as a corresponding series of JPMorgan Trust I, a Delaware statutory trust, including those series of JPMMFS such as the Funds which became a series of JPMMFS as of February 18, 2005. Therefore, effective after the close of business on February 18, 2005, pursuant to the Agreement and Plan of Reorganization and Redomiciliation, the Funds were each reorganized and redomiciled, by means of a tax-free reorganization, as a separate series of JPMorgan Trust I.

On August 19, 2004, the Boards of Trustees of the Trusts, and on August 12, 2004, the Board of Trustees of the One Group Mutual Funds, each approved management's proposal to merge JPMorgan Small Cap Growth Fund and JPMorgan U.S. Small Company Opportunities Fund (the "Target Funds") into One Group Small Cap Growth Fund (the "Acquiring Fund").

The Agreement and Plan of Reorganization with respect to the JPMorgan Small Cap Growth Fund was approved by that Fund's shareholders at a special meeting of shareholders held on January 20, 2005. The Agreement and Plan of Reorganization with respect to JPMorgan U.S. Small Company Opportunities Fund was approved by that Fund's shareholders at a special meeting of shareholders held on January 20, 2005, and adjourned and reconvened on February 3, 2005.

The mergers were effective after the close of business on February 18, 2005. The Acquiring Funds acquired all of the assets and liabilities of the corresponding Target Funds as shown in the table below. Each merger transaction was structured to qualify as a tax-free reorganization under the Internal Revenue Code of 1986. Pursuant to each Agreement and Plan of Reorganization, shareholders of the Target Funds received a number of shares of the corresponding class in the corresponding Acquiring Fund with a value equal to their holdings in the respective Target Fund as of the close of business on the date of the reorganization.

The following is a summary of Shares Outstanding, Net Assets, Net Asset Value Per Share, Net Unrealized Appreciation or Depreciation immediately before and after the reorganization (amounts in thousands, except per share amounts):

JPMORGAN REORGANIZATION

                                                                          NET ASSET             NET
                                             SHARES                           VALUE      UNREALIZED
                                        OUTSTANDING      NET ASSETS       PER SHARE    APPRECIATION
TARGET FUNDS
JPMorgan Small Cap Growth Fund                                                        $         863
   Class A                                      176   $       1,524   $        8.64
   Institutional                                406   $       3,614   $        8.91
   Select                                       106   $         938   $        8.82
JPMorgan U.S. Small Company
Opportunities Fund                                                                    $         800
   Select                                       594   $       6,200   $       10.43

ACQUIRING FUND
One Group Small Cap Growth Fund                                                       $      70,106
   Class A                                    7,899   $      97,614   $       12.36
   Class B                                    2,866   $      32,547   $       11.36
   Class C                                    1,075   $      12,492   $       11.62
   Class I                                   41,055   $     516,120   $       12.57

POST REORGANIZATION
JPMorgan Small Cap Growth Fund                                                        $      71,769
   Class A                                    8,023   $      99,138   $       12.36
   Class B                                    2,866   $      32,547   $       11.36
   Class C                                    1,075   $      12,492   $       11.62
   Institutional                                288   $       3,614   $       12.57
   Select                                    41,622   $     523,258   $       12.57

12. LEGAL PROCEEDINGS

NONE OF THE ACTIONS DESCRIBED BELOW ALLEGE THAT ANY UNLAWFUL ACTIVITY TOOK PLACE WITH RESPECT TO ANY FUNDS WHOSE FINANCIAL STATEMENTS ARE INCLUDED IN THIS REPORT.

On July 1, 2004, Bank One Corporation, the former corporate parent of the One Group Dealer Services, Inc., One Group Administrative Services, Inc. and Banc One Investment Advisors Corporation ("BOIA"), the investment adviser to the former One Group Mutual Funds, merged into JPMorgan Chase. As a consequence of the merger, on that date, One Group Dealer Services, One Group Administrative Services and BOIA (renamed JPMorgan Investment Advisors, Inc. effective February 19, 2005) became affiliates of both JPMIM and JPMorgan Chase Bank N.A. JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) ("JPMDS") and JPMorgan Funds Management Inc. (formerly One Group Administrative Services, Inc.) became the distributor and administrator, respectively, of the JPMorgan Funds effective February 19, 2005.

Prior to becoming an affiliate of JPMorgan Chase, on June 29, 2004, BOIA entered into agreements with the Securities and Exchange Commission ("SEC") and the New York Attorney General ("NYAG") in resolution of investigations conducted by the SEC and the NYAG into market timing of certain mutual funds advised by BOIA, possible late trading of certain of these funds and related matters. In this connection, BOIA or its affiliates agreed to pay disgorgement and a civil money penalty in an aggregate amount of $50 million. The settlement agreement with the NYAG also requires BOIA to reduce its management fee for certain series of the former One Group Mutual Funds, in an aggregate amount of approximately $8 million annually over the next five years. In addition, BOIA has agreed to undertakings relating to, among other things, governance and compliance initiatives.

In addition to the matters involving the SEC and NYAG, various lawsuits have been filed against BOIA, the then incumbent trustees of One Group Mutual Funds and various affiliates of BOIA, including JPMDS. The lawsuits generally relate to the same facts that were the subject of the SEC order and NYAG settlement discussed above. These actions seek, among other things, compensatory damages, restitution, disgorgement of unjustly earned profits, punitive damages, removal of the then incumbent trustees of One Group Mutual Funds, removal of the One Group Mutual Funds' investment advisers (E.G., BOIA) and distributor (I.E., JPMDS), rescission of the distribution and service plans adopted under Rule 12b-1 of the Investment Company Act of 1940, and attorneys' fees. These lawsuits are ongoing and, accordingly, an estimate of the financial impact of these actions cannot currently be made.

Any Fund identified in this report as having acquired the assets of a former One Group Mutual Fund or that was acquired by a former One Group Mutual Fund will be reimbursed for all costs associated with these matters to ensure that the Fund or its successor incurs no expenses as it relates to the matters described above. A portion of these reimbursements may be from related parties.

13. CAPITAL SHARE TRANSACTIONS

Capital share transactions were as follows for the periods presented (amounts in thousands):

                                                             DYNAMIC SMALL CAP FUND
                                                     --------------------------------------
                                                            YEAR ENDED           YEAR ENDED
                                                     DECEMBER 31, 2004    DECEMBER 31, 2003
CLASS A SHARES
AMOUNT
    Shares sold                                      $          27,956    $          33,709
    Shares redeemed                                            (38,856)             (53,209)
-------------------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                               $         (10,900)   $         (19,500)
-------------------------------------------------------------------------------------------
SHARES
    Shares sold                                                  1,634                2,294
    Shares redeemed                                             (2,293)              (3,769)
-------------------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                                            (659)              (1,475)
-------------------------------------------------------------------------------------------

CLASS B
AMOUNT
    Shares sold                                      $          11,257    $          10,241
    Shares redeemed                                            (16,973)             (12,042)
-------------------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                               $          (5,716)   $          (1,801)
-------------------------------------------------------------------------------------------
SHARES
    Shares sold                                                    693                  756
    Shares redeemed                                             (1,057)                (932)
-------------------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                                            (364)                (176)
-------------------------------------------------------------------------------------------

CLASS C
AMOUNT
    Shares sold                                      $          19,086    $          11,002
    Shares redeemed                                            (10,644)              (2,766)
-------------------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                               $           8,442    $           8,236
-------------------------------------------------------------------------------------------
SHARES
    Shares sold                                                  1,186                  789
    Shares redeemed                                               (673)                (209)
-------------------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                                             513                  580
-------------------------------------------------------------------------------------------

                                                       DYNAMIC SMALL CAP FUND (CONTINUED)
                                                     --------------------------------------
                                                            YEAR ENDED           YEAR ENDED
                                                     DECEMBER 31, 2004    DECEMBER 31, 2003
SELECT
AMOUNT
    Shares sold                                      $           7,516    $          11,103
    Shares redeemed                                            (15,059)             (10,657)
-------------------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                               $          (7,543)   $             446
-------------------------------------------------------------------------------------------
SHARES
    Shares sold                                                    427                  806
    Shares redeemed                                               (859)                (861)
-------------------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                                            (432)                 (55)
-------------------------------------------------------------------------------------------

                                                              MID CAP EQUITY FUND
                                                     --------------------------------------
                                                            YEAR ENDED           YEAR ENDED
                                                     DECEMBER 31, 2004    DECEMBER 31, 2003
SELECT
AMOUNT
    Shares sold                                      $          57,714    $          38,236
    Shares issued in reinvestment of
    distributions                                               17,555                4,884
    Shares redeemed                                            (56,033)             (27,939)
-------------------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                               $          19,236    $          15,181
-------------------------------------------------------------------------------------------
SHARES
    Shares sold                                                  1,752                1,383
    Shares issued in reinvestment of
    distributions                                                  536                  160
    Shares redeemed                                             (1,693)              (1,002)
-------------------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                                             595                  541
-------------------------------------------------------------------------------------------

                                                               MID CAP GROWTH FUND
                                                     --------------------------------------
                                                            YEAR ENDED           YEAR ENDED
                                                     DECEMBER 31, 2004    DECEMBER 31, 2003
CLASS A
AMOUNT
    Shares sold                                      $           2,220    $             829
    Shares redeemed                                            (13,954)             (14,203)
-------------------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                               $         (11,734)   $         (13,374)
-------------------------------------------------------------------------------------------
SHARES
    Shares sold                                                    433                  191
    Shares redeemed                                             (2,687)              (3,409)
-------------------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                                          (2,254)              (3,218)
-------------------------------------------------------------------------------------------

CLASS B
AMOUNT
    Shares sold                                      $             194    $             351
    Shares redeemed                                               (700)              (1,067)
-------------------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                               $            (506)   $            (716)
-------------------------------------------------------------------------------------------
SHARES
    Shares sold                                                     39                   85
    Shares redeemed                                               (140)                (255)
-------------------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                                            (101)                (170)
-------------------------------------------------------------------------------------------

                                                               MID CAP VALUE FUND
                                                     --------------------------------------
                                                            YEAR ENDED           YEAR ENDED
                                                     DECEMBER 31, 2004    DECEMBER 31, 2003
CLASS A
AMOUNT
    Shares sold                                      $       1,033,844    $         251,409
    Shares issued in reinvestment of
    distributions                                               16,217                1,676
    Shares redeemed                                           (122,265)             (33,488)
-------------------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                               $         927,796    $         219,597
-------------------------------------------------------------------------------------------
SHARES
    Shares sold                                                 51,027               14,916
    Shares issued in reinvestment of
    distributions                                                  746                   92
    Shares redeemed                                             (6,071)              (2,080)
-------------------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                                          45,702               12,928
-------------------------------------------------------------------------------------------

CLASS B
AMOUNT
    Shares sold                                      $          93,272    $          46,760
    Shares issued in reinvestment of
    distributions                                                1,863                  317
    Shares redeemed                                             (9,647)              (2,807)
-------------------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                               $          85,488    $          44,270
-------------------------------------------------------------------------------------------
SHARES
    Shares sold                                                  4,666                2,882
    Shares issued in reinvestment of
    distributions                                                   87                   18
    Shares redeemed                                               (488)                (177)
-------------------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                                           4,265                2,723
-------------------------------------------------------------------------------------------

CLASS C
AMOUNT
    Shares sold                                      $         348,253    $          84,896
    Shares issued in reinvestment of
    distributions                                                4,102                  404
    Shares redeemed                                            (16,865)              (2,423)
-------------------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                               $         335,490    $          82,877
-------------------------------------------------------------------------------------------
SHARES
    Shares sold                                                 17,330                5,088
    Shares issued in reinvestment of
    distributions                                                  192                   23
    Shares redeemed                                               (851)                (152)
-------------------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                                          16,671                4,959
-------------------------------------------------------------------------------------------

                                                         MID CAP VALUE FUND (CONTINUED)
                                                     --------------------------------------
                                                            YEAR ENDED           YEAR ENDED
                                                     DECEMBER 31, 2004    DECEMBER 31, 2003
INSTITUTIONAL
AMOUNT
    Shares sold                                      $         848,157    $         281,596
    Shares issued in reinvestment of
    distributions                                               14,335                2,657
    Shares redeemed                                           (111,900)             (53,554)
-------------------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                               $         750,592    $         230,699
-------------------------------------------------------------------------------------------
SHARES
    Shares sold                                                 41,530               16,975
    Shares issued in reinvestment of
    distributions                                                  652                  145
    Shares redeemed                                             (5,510)              (3,357)
-------------------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                                          36,672               13,763
-------------------------------------------------------------------------------------------

SELECT
AMOUNT
    Shares sold                                      $         405,562    $          61,454
    Shares issued in reinvestment of
    distributions                                                4,698                  528
    Shares redeemed                                            (43,384)              (8,211)
-------------------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                               $         366,876    $          53,771
-------------------------------------------------------------------------------------------
SHARES
    Shares sold                                                 19,743                3,598
    Shares issued in reinvestment of
    distributions                                                  215                   29
    Shares redeemed                                             (2,172)                (490)
-------------------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                                          17,786                3,137
-------------------------------------------------------------------------------------------

                                                              SMALL CAP EQUITY FUND
                                                     --------------------------------------
                                                            YEAR ENDED           YEAR ENDED
                                                     DECEMBER 31, 2004    DECEMBER 31, 2003
CLASS A
AMOUNT
    Shares sold                                      $          52,477    $          16,547
    Shares issued in reinvestment of
    distributions                                               14,234                   --
    Shares redeemed                                            (33,952)             (29,997)
    Redemption in-kind                                              --                   --
-------------------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                               $          32,759    $         (13,450)
-------------------------------------------------------------------------------------------
SHARES
    Shares sold                                                  1,991                  857
    Shares issued in reinvestment of
    distributions                                                  548                   --
    Shares redeemed                                             (1,334)              (1,535)
    Redemption in-kind                                              --                   --
-------------------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                                           1,205                 (678)
-------------------------------------------------------------------------------------------

CLASS B
AMOUNT
    Shares sold                                      $           2,578    $           2,152
    Shares issued in reinvestment of
    distributions                                                2,411                   --
    Shares redeemed                                            (11,902)              (8,560)
    Redemption in-kind                                              --                   --
-------------------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                               $          (6,913)   $          (6,408)
-------------------------------------------------------------------------------------------
SHARES
    Shares sold                                                    108                  119
    Shares issued in reinvestment of
    distributions                                                  102                   --
    Shares redeemed                                               (500)                (502)
    Redemption in-kind                                              --                   --
-------------------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                                            (290)                (383)
-------------------------------------------------------------------------------------------

                                                        SMALL CAP EQUITY FUND (CONTINUED)
                                                     --------------------------------------
                                                            YEAR ENDED           YEAR ENDED
                                                     DECEMBER 31, 2004    DECEMBER 31, 2003
SELECT
AMOUNT
    Shares sold                                      $         141,242    $          86,699
    Shares issued in reinvestment of
    distributions                                               88,631                   --
    Shares redeemed                                           (195,648)            (129,000)
    Redemption in-kind                                        (518,018)                  --
-------------------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                               $        (483,793)   $         (42,301)
-------------------------------------------------------------------------------------------
SHARES
    Shares sold                                                  5,240                4,330
    Shares issued in reinvestment of
    distributions                                                3,235                   --
    Shares redeemed                                             (7,291)              (6,457)
    Redemption in-kind                                         (18,885)                  --
-------------------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                                         (17,701)              (2,127)
-------------------------------------------------------------------------------------------

                                                             SMALL CAP GROWTH FUND
                                                     --------------------------------------
                                                            YEAR ENDED           YEAR ENDED
                                                     DECEMBER 31, 2004    DECEMBER 31, 2003
CLASS A
AMOUNT
    Shares sold                                      $             680    $             718
    Shares redeemed                                               (423)                (156)
-------------------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                               $             257    $             562

-------------------------------------------------------------------------------------------
SHARES
    Shares sold                                                     84                  104
    Shares redeemed                                                (54)                 (22)
-------------------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                                              30                   82
-------------------------------------------------------------------------------------------

CLASS B*
AMOUNT
    Shares sold                                      $              --    $              75
    Shares redeemed                                                 --                 (275)
-------------------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                               $              --    $            (200)
-------------------------------------------------------------------------------------------
SHARES
    Shares sold                                                     --                   12
    Shares redeemed                                                 --                  (42)
-------------------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                                              --                  (30)
-------------------------------------------------------------------------------------------

CLASS C*
AMOUNT
    Shares sold                                      $              --    $              52
    Shares redeemed                                                 --                  (97)
-------------------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                               $              --    $             (45)
-------------------------------------------------------------------------------------------
SHARES
    Shares sold                                                     --                    9
    Shares redeemed                                                 --                  (15)
-------------------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                                              --                   (6)
-------------------------------------------------------------------------------------------

* Class ceased operations as of September 12, 2003.

                                           SMALL CAP GROWTH FUND (CONTINUED)
                                         --------------------------------------
                                                YEAR ENDED           YEAR ENDED
                                         DECEMBER 31, 2004    DECEMBER 31, 2003
INSTITUTIONAL
AMOUNT
   Shares sold                           $           1,004    $           1,620
   Shares redeemed                                  (1,078)                (374)
-------------------------------------------------------------------------------
   Net increase (decrease) in Fund
   shares outstanding                    $             (74)   $           1,246
-------------------------------------------------------------------------------
SHARES
   Shares sold                                         126                  232
   Shares redeemed                                    (126)                 (48)
-------------------------------------------------------------------------------
   Net increase (decrease) in Fund
   shares outstanding                                   --^                 184
-------------------------------------------------------------------------------
SELECT
AMOUNT
   Shares sold                           $             576    $             155
   Shares redeemed                                     (62)                 (63)
-------------------------------------------------------------------------------
   Net increase (decrease) in Fund
   shares outstanding                    $             514    $              92
-------------------------------------------------------------------------------
SHARES
   Shares sold                                          72                   22
   Shares redeemed                                      (8)                 (12)
-------------------------------------------------------------------------------
   Net increase (decrease) in Fund
   shares outstanding                                   64                   10
-------------------------------------------------------------------------------

^  Amount rounds to less than one thousand.

                                              TRUST SMALL CAP EQUITY FUND
                                         --------------------------------------
                                                YEAR ENDED           YEAR ENDED
                                         DECEMBER 31, 2004    DECEMBER 31, 2003
SELECT
AMOUNT
   Shares sold                           $         640,372    $          78,208
   Shares issued in reinvestment
   of distributions                                 76,052                4,679
   Shares redeemed                                (183,594)             (47,092)
-------------------------------------------------------------------------------
   Net increase (decrease) in Fund
   shares outstanding                    $         532,830    $          35,795
-------------------------------------------------------------------------------
SHARES
   Shares sold                                      14,251                2,037
   Shares issued in reinvestment
   of distributions                                  1,769                  107
   Shares redeemed                                  (3,918)              (1,219)
-------------------------------------------------------------------------------
   Net increase (decrease) in Fund
   shares outstanding                               12,102                  925
-------------------------------------------------------------------------------

                                                U.S. SMALL COMPANY FUND
                                         --------------------------------------
                                                YEAR ENDED           YEAR ENDED
                                         DECEMBER 31, 2004    DECEMBER 31, 2003
INSTITUTIONAL
AMOUNT
   Shares sold                           $          21,366    $          44,698
   Shares issued in reinvestment of
   distributions                                     6,203                  272
   Shares redeemed                                 (91,687)            (153,678)
-------------------------------------------------------------------------------
   Net increase (decrease) in Fund
   shares outstanding                    $         (64,118)   $        (108,708)
-------------------------------------------------------------------------------
SHARES
   Shares sold                                       1,563                3,883
   Shares issued in reinvestment of
   distributions                                       458                   21
   Shares redeemed                                  (6,617)             (14,211)
-------------------------------------------------------------------------------
   Net increase (decrease) in Fund
   shares outstanding                               (4,596)             (10,307)
-------------------------------------------------------------------------------
SELECT
AMOUNT
   Shares sold                           $          21,554    $          35,591
   Shares issued in reinvestment of
   distributions                                    13,051                  368
   Shares redeemed                                 (97,302)            (113,806)
-------------------------------------------------------------------------------
   Net increase (decrease) in Fund
   shares outstanding                    $         (62,697)   $         (77,847)
-------------------------------------------------------------------------------
SHARES
   Shares sold                                       1,535                3,163
   Shares issued in reinvestment of
   distributions                                       962                   28
   Shares redeemed                                  (7,032)              (9,973)
-------------------------------------------------------------------------------
   Net increase (decrease) in Fund
   shares outstanding                               (4,535)              (6,782)
-------------------------------------------------------------------------------

                                         U.S. SMALL COMPANY OPPORTUNITIES FUND
                                         --------------------------------------
                                                YEAR ENDED           YEAR ENDED
                                         DECEMBER 31, 2004    DECEMBER 31, 2003
SELECT
AMOUNT
   Shares sold                           $           1,102    $          12,334
   Shares redeemed                                  (5,407)             (57,704)
   Net increase (decrease) in Fund
   shares outstanding                    $          (4,305)   $         (45,370)
-------------------------------------------------------------------------------
SHARES
   Shares sold                                         115                1,667
   Shares redeemed                                    (576)              (8,376)
-------------------------------------------------------------------------------
   Net increase (decrease) in Fund
   shares outstanding                                 (461)              (6,709)
-------------------------------------------------------------------------------

                      THIS PAGE IS INTENTIONALLY LEFT BLANK

FINANCIAL HIGHLIGHTS

CLASS A

                                                             PER SHARE OPERATING PERFORMANCE:
                             -------------------------------------------------------------------------------------------------
                                           INCOME FROM INVESTMENT OPERATIONS:                  LESS DISTRIBUTIONS:
                                         ---------------------------------------    ------------------------------------------
                                                         NET GAINS
                                                      OR LOSSES ON
                             NET ASSET          NET     SECURITIES                   DIVIDENDS
                                VALUE,   INVESTMENT          (BOTH    TOTAL FROM      FROM NET   DISTRIBUTIONS
                             BEGINNING       INCOME   REALIZED AND    INVESTMENT    INVESTMENT    FROM CAPITAL           TOTAL
                             OF PERIOD       (LOSS)    UNREALIZED)    OPERATIONS        INCOME           GAINS   DISTRIBUTIONS
DYNAMIC SMALL CAP FUND
Year Ended 12/31/04          $   16.81        (0.19)@         1.84          1.65            --              --              --
Year Ended 12/31/03          $   12.14        (0.16)@         4.83          4.67            --              --              --
Year Ended 12/31/02          $   15.72        (0.18)         (3.40)        (3.58)           --              --              --
11/1/01 Through 12/31/01^    $   14.21        (0.03)          1.54          1.51            --              --              --
Year Ended 10/31/01          $   24.54        (0.24)         (6.71)        (6.95)           --            3.38            3.38
Year Ended 10/31/00          $   15.98        (0.22)@         8.78          8.56            --              --              --

MID CAP GROWTH FUND
Year Ended 12/31/04          $    4.91        (0.03)@         0.86          0.83            --              --              --
Year Ended 12/31/03          $    3.57        (0.04)@         1.38          1.34            --              --              --
Year Ended 12/31/02          $    5.06        (0.05)@        (1.44)        (1.49)           --              --              --
10/1/01 Through 12/31/01^^   $    4.27        (0.01)          0.80          0.79            --              --              --
Year Ended 9/30/01           $   12.51        (0.02)@        (8.06)        (8.08)           --            0.16            0.16
10/29/99* Through 9/30/00    $   10.00        (0.09)          2.60          2.51            --              --              --

MID CAP VALUE FUND
Year Ended 12/31/04          $   18.62         0.07@          3.71          3.78          0.04            0.31            0.35
Year Ended 12/31/03          $   14.44         0.09@          4.25          4.34          0.05            0.11            0.16
Year Ended 12/31/02          $   14.10         0.07@          0.31          0.38          0.03            0.01            0.04
10/1/01 Through 12/31/01^^   $   13.43         0.02@          1.48          1.50          0.08            0.75            0.83
4/30/01** Through 9/30/01    $   14.24         0.04@         (0.85)        (0.81)           --              --              --

 ^   The Fund changed its fiscal year end from October 31 to December 31.
^^   The Fund changed its fiscal year end from September 30 to December 31.
 *   Commencement of operations.
**   Commencement of offering of class of shares.
 @   Calculated based upon average shares outstanding.

                                              SEE NOTES TO FINANCIAL STATEMENTS.

                             PER SHARE OPERATING PERFORMANCE:          RATIOS/SUPPLEMENTAL DATA:
                             --------------------------------          -------------------------
                                                                               NET ASSETS,
                              NET ASSET                                             END OF
                             VALUE, END                 TOTAL                       PERIOD
                              OF PERIOD                RETURN (1)(a)            (MILLIONS)
DYNAMIC SMALL CAP FUND                                                       $          86
Year Ended 12/31/04          $    18.46                  9.82%               $          89
Year Ended 12/31/03          $    16.81                 38.47%               $          82
Year Ended 12/31/02          $    12.14                (22.77%)              $         125
11/1/01 Through 12/31/01^    $    15.72                 10.63%               $         120
Year Ended 10/31/01          $    14.21                (30.60%)              $         154
Year Ended 10/31/00          $    24.54                 53.57%

MID CAP GROWTH FUND
Year Ended 12/31/04          $     5.74                 16.90%               $          54
Year Ended 12/31/03          $     4.91                 37.53%               $          58
Year Ended 12/31/02          $     3.57                (29.45%)              $          53
10/1/01 Through 12/31/01^^   $     5.06                 18.50%               $         101
Year Ended 9/30/01           $     4.27                (65.10%)              $          94
10/29/99* Through 9/30/00    $    12.51                 25.12%               $          33

MID CAP VALUE FUND
Year Ended 12/31/04          $    22.05                 20.32%               $       1,333
Year Ended 12/31/03          $    18.62                 30.07%               $         275
Year Ended 12/31/02          $    14.44                  2.68%               $          26
10/1/01 Through 12/31/01^^   $    14.10                 11.20%               $           5
4/30/01** Through 9/30/01    $    13.43                 (5.69%)              $           2

                                                            RATIOS/SUPPLEMENTAL DATA:
                             ---------------------------------------------------------------------------------------
                                                 RATIOS TO AVERAGE NET ASSETS: #
                             -----------------------------------------------------------------------
                                                                                      NET INVESTMENT
                                                NET                 EXPENSES           INCOME (LOSS)
                                         INVESTMENT         WITHOUT WAIVERS,        WITHOUT WAIVERS,       PORTFOLIO
                                  NET        INCOME           REIMBURSEMENTS          REIMBURSEMENTS        TURNOVER
                             EXPENSES        (LOSS)     AND EARNINGS CREDITS    AND EARNINGS CREDITS            RATE (a)
DYNAMIC SMALL CAP FUND
Year Ended 12/31/04              1.50%        (1.14%)                   1.73%                  (1.37%)           112%
Year Ended 12/31/03              1.50%        (1.19%)                   1.86%                  (1.54%)            55%
Year Ended 12/31/02              1.50%        (1.20%)                   1.82%                  (1.52%)            52%
11/1/01 Through 12/31/01^        1.50%        (1.21%)                   1.63%                  (1.34%)             8%
Year Ended 10/31/01              1.50%        (1.13%)                   1.64%                  (1.27%)            57%
Year Ended 10/31/00              1.50%        (0.99%)                   1.76%                  (1.25%)            87%

MID CAP GROWTH FUND
Year Ended 12/31/04              1.35%        (0.61%)                   1.79%                  (1.05%)           118%
Year Ended 12/31/03              1.35%        (1.05%)                   1.77%                  (1.47%)            69%
Year Ended 12/31/02              1.35%        (1.15%)                   1.62%                  (1.42%)            39%
10/1/01 Through 12/31/01^^       1.35%        (0.84%)                   1.35%                  (0.84%)           135%
Year Ended 9/30/01               1.30%        (0.54%)                   1.30%                  (0.54%)           159%
10/29/99* Through 9/30/00        1.16%        (0.68%)                   1.20%                  (0.72%)           147%

MID CAP VALUE FUND
Year Ended 12/31/04              1.25%         0.34%                    1.60%                  (0.01%)            41%
Year Ended 12/31/03              1.25%         0.51%                    1.65%                   0.11%             32%
Year Ended 12/31/02              1.25%         0.50%                    1.70%                   0.05%             51%
10/1/01 Through 12/31/01^^       1.25%         0.47%                    3.72%!!                (2.00%)            15%
4/30/01** Through 9/30/01        1.30%         0.71%                   15.30%!!               (13.29%)!!          98%

(1)  Total return figures do not include the effect of any front-end sales load.
(a)  Not annualized for periods less than one year.
  #  Short periods have been annualized.
 !! Due to the size of net assets and fixed expenses, ratios may appear disproportionate.

SEE NOTES TO FINANCIAL STATEMENTS.

CLASS A

                                                             PER SHARE OPERATING PERFORMANCE:
                             -------------------------------------------------------------------------------------------------
                                           INCOME FROM INVESTMENT OPERATIONS:                  LESS DISTRIBUTIONS:
                                         ---------------------------------------    ------------------------------------------
                                                         NET GAINS
                                                      OR LOSSES ON
                             NET ASSET          NET     SECURITIES                   DIVIDENDS
                                VALUE,   INVESTMENT          (BOTH    TOTAL FROM      FROM NET   DISTRIBUTIONS
                             BEGINNING       INCOME   REALIZED AND    INVESTMENT    INVESTMENT    FROM CAPITAL           TOTAL
                             OF PERIOD       (LOSS)    UNREALIZED)    OPERATIONS        INCOME           GAINS   DISTRIBUTIONS
SMALL CAP EQUITY FUND
Year Ended 12/31/04          $   24.11        (0.17)@         6.33          6.16            --            3.83            3.83
Year Ended 12/31/03          $   17.68        (0.15)@         6.58          6.43            --              --              --
Year Ended 12/31/02          $   21.53        (0.15)@        (3.57)        (3.72)           --            0.13            0.13
11/1/01 Through 12/31/01^    $   19.64        (0.03)@         1.92          1.89            --              --              --
Year Ended 10/31/01          $   27.89        (0.10)         (4.26)        (4.36)           --            3.89            3.89
Year Ended 10/31/00          $   22.77        (0.20)@         7.97          7.77            --            2.65            2.65

SMALL CAP GROWTH FUND
Year Ended 12/31/04          $    7.67        (0.10)@         1.34          1.24            --              --              --
Year Ended 12/31/03          $    5.50        (0.09)@         2.26          2.17            --              --              --
Year Ended 12/31/02          $    9.25        (0.09)@        (3.66)        (3.75)           --              --              --
10/1/01 Through 12/31/01^^   $    6.80        (0.01)          2.46          2.45            --              --              --
4/30/01** Through 9/30/01    $    9.20        (0.05)@        (2.35)        (2.40)           --              --              --

  ^  The Fund changed its fiscal year end from October 31 to December 31.
 ^^  The Fund changed its fiscal year end from September 30 to December 31.
 **  Commencement of offering of class of shares.
  @  Calculated based upon average shares outstanding.
(1)  Total return figures do not include the effect of any front-end sales load.

                                              SEE NOTES TO FINANCIAL STATEMENTS.

                             PER SHARE OPERATING PERFORMANCE:          RATIOS/SUPPLEMENTAL DATA:
                             --------------------------------          -------------------------
                                                                               NET ASSETS,
                              NET ASSET                                             END OF
                             VALUE, END                 TOTAL                       PERIOD
                              OF PERIOD                RETURN (1)(a)            (MILLIONS)
SMALL CAP EQUITY FUND
Year Ended 12/31/04          $    26.44                 26.13%               $         129
Year Ended 12/31/03          $    24.11                 36.37%               $          88
Year Ended 12/31/02          $    17.68                (17.30%)              $          77
11/1/01 Through 12/31/01^    $    21.53                  9.62%               $          71
Year Ended 10/31/01          $    19.64                (16.62%)              $          67
Year Ended 10/31/00          $    27.89                 37.10%               $          93

SMALL CAP GROWTH FUND
Year Ended 12/31/04          $     8.91                 16.17%!              $           1
Year Ended 12/31/03          $     7.67                 39.45%               $           1
Year Ended 12/31/02          $     5.50                (40.54%)              $           1
10/1/01 Through 12/31/01^^   $     9.25                 36.03%               $          --+
4/30/01** Through 9/30/01    $     6.80                (26.09%)              $          --+

                                                            RATIOS/SUPPLEMENTAL DATA:
                             ---------------------------------------------------------------------------------------
                                                 RATIOS TO AVERAGE NET ASSETS: #
                             -----------------------------------------------------------------------
                                                                                      NET INVESTMENT
                                                NET                 EXPENSES           INCOME (LOSS)
                                         INVESTMENT         WITHOUT WAIVERS,        WITHOUT WAIVERS,       PORTFOLIO
                                  NET        INCOME           REIMBURSEMENTS          REIMBURSEMENTS        TURNOVER
                             EXPENSES        (LOSS)     AND EARNINGS CREDITS    AND EARNINGS CREDITS            RATE (a)
SMALL CAP EQUITY FUND
Year Ended 12/31/04              1.38%        (0.66%)                   1.62%                  (0.90%)            44%
Year Ended 12/31/03              1.38%        (0.75%)                   1.65%                  (1.02%)            38%
Year Ended 12/31/02              1.38%        (0.74%)                   1.40%                  (0.76%)            51%
11/1/01 Through 12/31/01^        1.38%        (0.81%)                   1.38%                  (0.81%)             6%
Year Ended 10/31/01              1.39%        (0.80%)                   1.40%                  (0.81%)            47%
Year Ended 10/31/00              1.44%        (0.77%)                   1.44%                  (0.77%)            75%

SMALL CAP GROWTH FUND
Year Ended 12/31/04              1.61%*       (1.27%)                   5.76%!!                (5.42%)!!         115%
Year Ended 12/31/03              1.60%        (1.30%)                  15.48%!!               (15.18%)!!         143%
Year Ended 12/31/02              1.60%        (1.39%)                  21.25%!!               (21.04%)!!          76%
10/1/01 Through 12/31/01^^       1.54%        (1.27%)                  12.17%!!               (11.90%)!!          25%
4/30/01** Through 9/30/01        1.60%        (1.37%)                  11.04%!!               (10.81%)!!          71%

(a)  Not annualized for periods less than one year.
  #  Short periods have been annualized.
  +  Amount rounds to less than one million.
 !! Due to the size of net assets and fixed expenses, ratios may appear disproportionate.
  *  Includes interest expense for custody overdraft of 0.01%.
  ! SCGF recognized unrealized gain on investments of approximately $11 (in thousands) related to securities purchases in violation of the Fund's investment restrictions during the year. The effect of such gain resulted in an increase in total return of approximately .2%

SEE NOTES TO FINANCIAL STATEMENTS.

CLASS B

                                                             PER SHARE OPERATING PERFORMANCE:
                             -------------------------------------------------------------------------------------------------
                                           INCOME FROM INVESTMENT OPERATIONS:                  LESS DISTRIBUTIONS:
                                         ---------------------------------------    ------------------------------------------
                                                         NET GAINS
                                                      OR LOSSES ON
                             NET ASSET          NET     SECURITIES                   DIVIDENDS
                                VALUE,   INVESTMENT          (BOTH    TOTAL FROM      FROM NET   DISTRIBUTIONS
                             BEGINNING       INCOME   REALIZED AND    INVESTMENT    INVESTMENT    FROM CAPITAL           TOTAL
                             OF PERIOD       (LOSS)    UNREALIZED)    OPERATIONS        INCOME           GAINS   DISTRIBUTIONS
DYNAMIC SMALL CAP FUND
Year Ended 12/31/04          $   16.01        (0.28)@         1.74          1.46            --              --              --
Year Ended 12/31/03          $   11.63        (0.24)@         4.62          4.38            --              --              --
Year Ended 12/31/02          $   15.16        (0.27)         (3.26)        (3.53)           --              --              --
11/1/01 Through 12/31/01^    $   13.72        (0.04)          1.48          1.44            --              --              --
Year Ended 10/31/01          $   23.96        (0.23)         (6.63)        (6.86)           --            3.38            3.38
Year Ended 10/31/00          $   15.71        (0.40)@         8.65          8.25            --              --              --

MID CAP GROWTH FUND
Year Ended 12/31/04          $    4.77        (0.07)@         0.84          0.77            --              --              --
Year Ended 12/31/03          $    3.49        (0.07)@         1.35          1.28            --              --              --
Year Ended 12/31/02          $    4.99        (0.08)@        (1.42)        (1.50)           --              --              --
10/1/01 Through 12/31/01^^   $    4.22        (0.02)          0.79          0.77            --              --              --
Year Ended 9/30/01           $   12.43        (0.07)@        (7.98)        (8.05)           --            0.16            0.16
10/29/99* Through 9/30/00    $   10.00        (0.17)          2.60          2.43            --              --              --

MID CAP VALUE FUND
Year Ended 12/31/04          $   18.37        (0.06)@         3.66          3.60            --            0.31            0.31
Year Ended 12/31/03          $   14.32        (0.03)@         4.19          4.16            --            0.11            0.11
Year Ended 12/31/02          $   14.06        (0.04)@         0.31          0.27            --            0.01            0.01
10/1/01 Through 12/31/01^^   $   13.40        (0.01)@         1.47          1.46          0.05            0.75            0.80
4/30/01** Through 9/30/01    $   14.24           --@         (0.84)        (0.84)           --              --              --

 ^   The Fund changed its fiscal year end from October 31 to December 31.
^^   The Fund changed its fiscal year end from September 30 to December 31.
 *   Commencement of operations.
**   Commencement of offering of class of shares.
 @   Calculated based upon average shares outstanding.

                                              SEE NOTES TO FINANCIAL STATEMENTS.

                             PER SHARE OPERATING PERFORMANCE:          RATIOS/SUPPLEMENTAL DATA:
                             --------------------------------          -------------------------
                                                                               NET ASSETS,
                              NET ASSET                                             END OF
                             VALUE, END                 TOTAL                       PERIOD
                              OF PERIOD                RETURN (1)(a)            (MILLIONS)
DYNAMIC SMALL CAP FUND
Year Ended 12/31/04          $    17.47                  9.12%               $          62
Year Ended 12/31/03          $    16.01                 37.66%               $          63
Year Ended 12/31/02          $    11.63                (23.28%)              $          48
11/1/01 Through 12/31/01^    $    15.16                 10.50%               $          72
Year Ended 10/31/01          $    13.72                (31.02%)              $          67
Year Ended 10/31/00          $    23.96                 52.51%               $         110

MID CAP GROWTH FUND
Year Ended 12/31/04          $     5.54                 16.14%               $           3
Year Ended 12/31/03          $     4.77                 36.68%               $           3
Year Ended 12/31/02          $     3.49                (30.06%)              $           3
10/1/01 Through 12/31/01^^   $     4.99                 18.25%               $           5
Year Ended 9/30/01           $     4.22                (65.30%)              $           6
10/29/99* Through 9/30/00    $    12.43                 24.31%               $          25

MID CAP VALUE FUND
Year Ended 12/31/04          $    21.66                 19.60%               $         173
Year Ended 12/31/03          $    18.37                 29.06%               $          68
Year Ended 12/31/02          $    14.32                  1.94%               $          14
10/1/01 Through 12/31/01^^   $    14.06                 10.94%               $           3
4/30/01** Through 9/30/01    $    13.40                 (5.90%)              $           1

                                                            RATIOS/SUPPLEMENTAL DATA:
                             ---------------------------------------------------------------------------------------
                                                 RATIOS TO AVERAGE NET ASSETS: #
                             -----------------------------------------------------------------------
                                                                                      NET INVESTMENT
                                                NET                 EXPENSES           INCOME (LOSS)
                                         INVESTMENT         WITHOUT WAIVERS,        WITHOUT WAIVERS,       PORTFOLIO
                                  NET        INCOME           REIMBURSEMENTS          REIMBURSEMENTS        TURNOVER
                             EXPENSES        (LOSS)     AND EARNINGS CREDITS    AND EARNINGS CREDITS            RATE (a)
DYNAMIC SMALL CAP FUND
Year Ended 12/31/04              2.12%        (1.76%)                   2.23%                  (1.87%)           112%
Year Ended 12/31/03              2.12%        (1.81%)                   2.35%                  (2.05%)            55%
Year Ended 12/31/02              2.12%        (1.82%)                   2.32%                  (2.02%)            52%
11/1/01 Through 12/31/01^        2.12%        (1.83%)                   2.12%                  (1.83%)             8%
Year Ended 10/31/01              2.13%        (1.75%)                   2.14%                  (1.76%)            57%
Year Ended 10/31/00              2.20%        (1.69%)                   2.26%                  (1.75%)            87%

MID CAP GROWTH FUND
Year Ended 12/31/04              2.05%        (1.31%)                   2.29%                  (1.55%)           118%
Year Ended 12/31/03              2.05%        (1.75%)                   2.33%                  (2.03%)            69%
Year Ended 12/31/02              2.05%        (1.85%)                   2.32%                  (2.12%)            39%
10/1/01 Through 12/31/01^^       2.05%        (1.53%)                   2.05%                  (1.53%)           135%
Year Ended 9/30/01               2.00%        (1.22%)                   2.00%                  (1.22%)           159%
10/29/99* Through 9/30/00        1.86%        (1.38%)                   1.91%                  (1.43%)           147%

MID CAP VALUE FUND
Year Ended 12/31/04              1.90%        (0.32%)                   2.10%                  (0.52%)            41%
Year Ended 12/31/03              1.95%        (0.21%)                   2.19%                  (0.45%)            32%
Year Ended 12/31/02              2.00%        (0.27%)                   2.49%                  (0.76%)            51%
10/1/01 Through 12/31/01^^       1.99%        (0.27%)                   4.47%!!                (2.75%)            15%
4/30/01** Through 9/30/01        2.03%         0.01%                   16.00%!!               (13.96%)!!          98%

(1)  Total return figures do not include the effect of any deferred sales load.
(a)  Not annualized for periods less than one year.
  #  Short periods have been annualized.
 !! Due to the size of net assets and fixed expenses, ratios may appear disproportionate.

SEE NOTES TO FINANCIAL STATEMENTS.

CLASS B

                                                             PER SHARE OPERATING PERFORMANCE:
                             -------------------------------------------------------------------------------------------------
                                           INCOME FROM INVESTMENT OPERATIONS:                  LESS DISTRIBUTIONS:
                                         ---------------------------------------    ------------------------------------------
                                                         NET GAINS
                                                      OR LOSSES ON
                             NET ASSET          NET     SECURITIES                   DIVIDENDS
                                VALUE,   INVESTMENT          (BOTH    TOTAL FROM      FROM NET   DISTRIBUTIONS
                             BEGINNING       INCOME   REALIZED AND    INVESTMENT    INVESTMENT    FROM CAPITAL           TOTAL
                             OF PERIOD       (LOSS)    UNREALIZED)    OPERATIONS        INCOME           GAINS   DISTRIBUTIONS
SMALL CAP EQUITY FUND
Year Ended 12/31/04          $   22.34        (0.34)@         5.84          5.50            --            3.83            3.83
Year Ended 12/31/03          $   16.50        (0.27)@         6.11          5.84            --              --              --
Year Ended 12/31/02          $   20.26        (0.29)@        (3.34)        (3.63)           --            0.13            0.13
11/1/01 Through 12/31/01^    $   18.50        (0.05)@         1.81          1.76            --              --              --
Year Ended 10/31/01          $   26.73        (0.09)         (4.25)        (4.34)           --            3.89            3.89
Year Ended 10/31/00          $   22.06        (0.37)@         7.69          7.32            --            2.65            2.65

  ^  The Fund changed its fiscal year end from October 31 to December 31.
  @  Calculated based upon average shares outstanding.
(1)  Total return figures do not include the effect of any deferred sales load.

                                              SEE NOTES TO FINANCIAL STATEMENTS.

                             PER SHARE OPERATING PERFORMANCE:          RATIOS/SUPPLEMENTAL DATA:
                             --------------------------------          -------------------------
                                                                               NET ASSETS,
                              NET ASSET                                             END OF
                             VALUE, END                 TOTAL                       PERIOD
                              OF PERIOD                RETURN (1)(a)            (MILLIONS)
SMALL CAP EQUITY FUND
Year Ended 12/31/04          $    24.01                 25.22%               $          17
Year Ended 12/31/03          $    22.34                 35.39%               $          22
Year Ended 12/31/02          $    16.50                (17.94%)              $          23
11/1/01 Through 12/31/01^    $    20.26                  9.51%               $          42
Year Ended 10/31/01          $    18.50                (17.37%)              $          39
Year Ended 10/31/00          $    26.73                 36.17%               $          57

                                                            RATIOS/SUPPLEMENTAL DATA:
                             ---------------------------------------------------------------------------------------
                                                 RATIOS TO AVERAGE NET ASSETS: #
                             -----------------------------------------------------------------------
                                                                                      NET INVESTMENT
                                                NET                 EXPENSES           INCOME (LOSS)
                                         INVESTMENT         WITHOUT WAIVERS,        WITHOUT WAIVERS,       PORTFOLIO
                                  NET        INCOME           REIMBURSEMENTS          REIMBURSEMENTS        TURNOVER
                             EXPENSES        (LOSS)     AND EARNINGS CREDITS    AND EARNINGS CREDITS            RATE (a)
SMALL CAP EQUITY FUND
Year Ended 12/31/04              2.12%        (1.43%)                   2.12%                  (1.43%)            44%
Year Ended 12/31/03              2.12%        (1.49%)                   2.21%                  (1.58%)            38%
Year Ended 12/31/02              2.12%        (1.50%)                   2.16%                  (1.54%)            51%
11/1/01 Through 12/31/01^        2.12%        (1.55%)                   2.12%                  (1.55%)             6%
Year Ended 10/31/01              2.13%        (1.54%)                   2.14%                  (1.55%)            47%
Year Ended 10/31/00              2.17%        (1.50%)                   2.17%                  (1.50%)            75%

(a)  Not annualized for periods less than one year.
  #  Short periods have been annualized.

SEE NOTES TO FINANCIAL STATEMENTS.

CLASS C

                                                             PER SHARE OPERATING PERFORMANCE:
                             -------------------------------------------------------------------------------------------------
                                           INCOME FROM INVESTMENT OPERATIONS:                  LESS DISTRIBUTIONS:
                                         ---------------------------------------    ------------------------------------------
                                                         NET GAINS
                                                      OR LOSSES ON
                             NET ASSET          NET     SECURITIES                   DIVIDENDS
                                VALUE,   INVESTMENT          (BOTH    TOTAL FROM      FROM NET   DISTRIBUTIONS
                             BEGINNING       INCOME   REALIZED AND    INVESTMENT    INVESTMENT    FROM CAPITAL           TOTAL
                             OF PERIOD       (LOSS)    UNREALIZED)    OPERATIONS        INCOME           GAINS   DISTRIBUTIONS
DYNAMIC SMALL CAP FUND
Year Ended 12/31/04          $   15.98        (0.28)@         1.74          1.46            --              --              --
Year Ended 12/31/03          $   11.61        (0.25)@         4.62          4.37            --              --              --
Year Ended 12/31/02          $   15.13        (0.21)         (3.31)        (3.52)           --              --              --
11/1/01 Through 12/31/01^    $   13.70        (0.04)          1.47          1.43            --              --              --
Year Ended 10/31/01          $   23.93        (0.23)         (6.62)        (6.85)           --            3.38            3.38
Year Ended 10/31/00          $   15.69        (0.35)@         8.59          8.24            --              --              --

MID CAP VALUE FUND
Year Ended 12/31/04          $   18.41        (0.06)@         3.66          3.60            --            0.31            0.31
Year Ended 12/31/03          $   14.35        (0.03)@         4.20          4.17            --^^          0.11            0.11
Year Ended 12/31/02          $   14.09        (0.04)@         0.31          0.27            --            0.01            0.01
10/1/01 Through 12/31/01^^^  $   13.41        (0.01)@         1.48          1.47          0.04            0.75            0.79
4/30/01** Through 9/30/01    $   14.24           --@         (0.83)        (0.83)           --              --              --

  ^ The Fund changed its fiscal year end from October 31 to December 31. ^^^ The Fund changed its fiscal year end from September 30 to December 31.
 **  Commencement of offering of class of shares.
  @  Calculated based upon average shares outstanding.
 ^^  Amount is less than .005.

                                              SEE NOTES TO FINANCIAL STATEMENTS.

                             PER SHARE OPERATING PERFORMANCE:          RATIOS/SUPPLEMENTAL DATA:
                             --------------------------------          -------------------------
                                                                               NET ASSETS,
                              NET ASSET                                             END OF
                             VALUE, END                 TOTAL                       PERIOD
                              OF PERIOD                RETURN (1)(a)            (MILLIONS)
DYNAMIC SMALL CAP FUND
Year Ended 12/31/04          $    17.44                  9.14%               $          34
Year Ended 12/31/03          $    15.98                 37.64%               $          23
Year Ended 12/31/02          $    11.61                (23.26%)              $          10
11/1/01 Through 12/31/01^    $    15.13                 10.44%               $          11
Year Ended 10/31/01          $    13.70                (31.02%)              $          10
Year Ended 10/31/00          $    23.93                 52.52%               $          14

MID CAP VALUE FUND
Year Ended 12/31/04          $    21.70                 19.56%               $         483
Year Ended 12/31/03          $    18.41                 29.09%               $         103
Year Ended 12/31/02          $    14.35                  1.94%               $           9
10/1/01 Through 12/31/01^^^  $    14.09                 11.05%               $           3
4/30/01** Through 9/30/01    $    13.41                 (5.83%)              $           2

                                                            RATIOS/SUPPLEMENTAL DATA:
                             ---------------------------------------------------------------------------------------
                                                 RATIOS TO AVERAGE NET ASSETS: #
                             -----------------------------------------------------------------------
                                                                                      NET INVESTMENT
                                                NET                 EXPENSES           INCOME (LOSS)
                                         INVESTMENT         WITHOUT WAIVERS,        WITHOUT WAIVERS,       PORTFOLIO
                                  NET        INCOME           REIMBURSEMENTS          REIMBURSEMENTS        TURNOVER
                             EXPENSES        (LOSS)     AND EARNINGS CREDITS    AND EARNINGS CREDITS            RATE (a)
DYNAMIC SMALL CAP FUND
Year Ended 12/31/04              2.12%        (1.76%)                   2.23%                  (1.87%)           112%
Year Ended 12/31/03              2.12%        (1.82%)                   2.35%                  (2.04%)            55%
Year Ended 12/31/02              2.12%        (1.82%)                   2.32%                  (2.02%)            52%
11/1/01 Through 12/31/01^        2.12%        (1.83%)                   2.12%                  (1.83%)             8%
Year Ended 10/31/01              2.13%        (1.76%)                   2.14%                  (1.77%)            57%
Year Ended 10/31/00              2.20%        (1.69%)                   2.26%                  (1.75%)            87%

MID CAP VALUE FUND
Year Ended 12/31/04              1.90%        (0.31%)                   2.10%                  (0.51%)            41%
Year Ended 12/31/03              1.95%        (0.19%)                   2.19%                  (0.43%)            32%
Year Ended 12/31/02              2.00%        (0.28%)                   2.51%                  (0.79%)            51%
10/1/01 Through 12/31/01^^^      1.99%        (0.30%)                   4.48%!!                (2.79%)            15%
4/30/01** Through 9/30/01        2.04%         0.03%                   15.95%!!               (13.88%)!!          98%

(1)  Total return figures do not include the effect of any deferred sales load.
(a)  Not annualized for periods less than one year.
  #  Short periods have been annualized.
 !! Due to the size of net assets and fixed expenses, ratios may appear disproportionate.

SEE NOTES TO FINANCIAL STATEMENTS.

INSTITUTIONAL

                                                             PER SHARE OPERATING PERFORMANCE:
                             -------------------------------------------------------------------------------------------------
                                           INCOME FROM INVESTMENT OPERATIONS:                  LESS DISTRIBUTIONS:
                                         ---------------------------------------    ------------------------------------------
                                                         NET GAINS
                                                      OR LOSSES ON
                             NET ASSET          NET     SECURITIES                   DIVIDENDS
                                VALUE,   INVESTMENT          (BOTH    TOTAL FROM      FROM NET   DISTRIBUTIONS
                             BEGINNING       INCOME   REALIZED AND    INVESTMENT    INVESTMENT    FROM CAPITAL           TOTAL
                             OF PERIOD       (LOSS)    UNREALIZED)    OPERATIONS        INCOME           GAINS   DISTRIBUTIONS
MID CAP VALUE FUND
Year Ended 12/31/04          $   18.77         0.17@          3.77          3.94          0.10            0.31            0.41
Year Ended 12/31/03          $   14.52         0.17@          4.27          4.44          0.08            0.11            0.19
Year Ended 12/31/02          $   14.14         0.15@          0.30          0.45          0.06            0.01            0.07
10/1/01 Through 12/31/01^    $   13.47         0.03@          1.48          1.51          0.09            0.75            0.84
Year Ended 9/30/01           $   13.06         0.15@          1.28          1.43          0.15            0.87            1.02
Year Ended 9/30/00           $   13.56         0.11           2.59          2.70          0.09            3.11            3.20

SMALL CAP GROWTH FUND
Year Ended 12/31/04          $    7.84        (0.04)@         1.38          1.34            --              --              --
Year Ended 12/31/03          $    5.59        (0.04)@         2.29          2.25            --              --              --
Year Ended 12/31/02          $    9.32        (0.04)@        (3.69)        (3.73)           --              --              --
10/1/01 Through 12/31/01^    $    6.83           --           2.49          2.49            --              --              --
Year Ended 9/30/01           $   15.12        (0.07)@        (6.07)        (6.14)           --            2.15            2.15
Year Ended 9/30/00           $   13.45        (0.08)          4.34          4.26          0.04            2.55            2.59

US SMALL COMPANY FUND
Year Ended 12/31/04          $   13.88           --@          1.89          1.89            --            2.00            2.00
Year Ended 12/31/03          $    9.95         0.04@          3.94          3.98          0.05              --            0.05
Year Ended 12/31/02          $   12.57         0.05          (2.61)        (2.56)         0.06              --            0.06
6/1/01 Through 12/31/01^^    $   13.34         0.05@         (0.78)        (0.73)         0.04              --            0.04
Year Ended 5/31/01           $   15.11         0.08           0.03          0.11          0.09            1.79            1.88
Year Ended 5/31/00           $   11.98         0.04           3.10          3.14          0.01              --            0.01

  ^ The Fund changed its fiscal year end from September 30 to December 31. ^^ The Fund changed its fiscal year end from May 31 to December 31.
  @  Calculated based upon average shares outstanding.
(a)  Not annualized for periods less than one year.

                                              SEE NOTES TO FINANCIAL STATEMENTS.

                             PER SHARE OPERATING PERFORMANCE:          RATIOS/SUPPLEMENTAL DATA:
                             --------------------------------          -------------------------
                                                                               NET ASSETS,
                              NET ASSET                                             END OF
                             VALUE, END                 TOTAL                       PERIOD
                              OF PERIOD                RETURN (a)               (MILLIONS)
MID CAP VALUE FUND
Year Ended 12/31/04          $    22.30                 20.99%               $       1,215
Year Ended 12/31/03          $    18.77                 30.62%               $         334
Year Ended 12/31/02          $    14.52                  3.23%               $          59
10/1/01 Through 12/31/01^    $    14.14                 11.30%               $           4
Year Ended 9/30/01           $    13.47                 11.19%               $           4
Year Ended 9/30/00           $    13.06                 23.76%               $           5

SMALL CAP GROWTH FUND
Year Ended 12/31/04          $     9.18                 17.09%!              $           4
Year Ended 12/31/03          $     7.84                 40.25%               $           3
Year Ended 12/31/02          $     5.59                (40.02%)              $           1
10/1/01 Through 12/31/01^    $     9.32                 36.46%               $           2
Year Ended 9/30/01           $     6.83                (45.44%)              $           2
Year Ended 9/30/00           $    15.12                 36.33%               $           4

US SMALL COMPANY FUND
Year Ended 12/31/04          $    13.77                 13.82%               $          92
Year Ended 12/31/03          $    13.88                 40.03%               $         183
Year Ended 12/31/02          $     9.95                (20.36%)              $         214
6/1/01 Through 12/31/01^^    $    12.57                 (5.50%)              $         269
Year Ended 5/31/01           $    13.34                  0.94%               $         410
Year Ended 5/31/00           $    15.11                 26.23%               $         358

                                                            RATIOS/SUPPLEMENTAL DATA:
                             ---------------------------------------------------------------------------------------
                                                 RATIOS TO AVERAGE NET ASSETS: #
                             -----------------------------------------------------------------------
                                                                                      NET INVESTMENT
                                                NET                 EXPENSES           INCOME (LOSS)
                                         INVESTMENT         WITHOUT WAIVERS,        WITHOUT WAIVERS,       PORTFOLIO
                                  NET        INCOME           REIMBURSEMENTS          REIMBURSEMENTS        TURNOVER
                             EXPENSES        (LOSS)     AND EARNINGS CREDITS    AND EARNINGS CREDITS            RATE (a)
MID CAP VALUE FUND
Year Ended 12/31/04              0.75%         0.83%                    1.05%                   0.53%             41%
Year Ended 12/31/03              0.75%         1.00%                    1.07%                   0.68%             32%
Year Ended 12/31/02              0.75%         1.01%                    1.22%                   0.54%             51%
10/1/01 Through 12/31/01^        0.75%         0.94%                    3.30%!!                (1.61%)            15%
Year Ended 9/30/01               0.75%         1.07%                    3.25%!!                (1.43%)            98%
Year Ended 9/30/00               0.97%         0.84%                    4.24%!!                (2.43%)            99%

SMALL CAP GROWTH FUND
Year Ended 12/31/04              0.85%        (0.52%)                   4.59%                  (4.26%)           115%
Year Ended 12/31/03              0.85%        (0.58%)                  10.08%!!                (9.81%)!!         143%
Year Ended 12/31/02              0.85%        (0.64%)                   8.07%!!                (7.86%)!!          76%
10/1/01 Through 12/31/01^        0.85%        (0.62%)                   6.66%!!                (6.43%)!!          25%
Year Ended 9/30/01               0.85%        (0.53%)                   5.82%!!                (5.50%)!!          71%
Year Ended 9/30/00               1.05%        (0.61%)                   5.47%!!                (5.03%)!!          88%

US SMALL COMPANY FUND
Year Ended 12/31/04              0.83%         0.00%                    0.97%                  (0.14%)           129%
Year Ended 12/31/03              0.83%         0.33%                    0.95%                   0.21%             78%
Year Ended 12/31/02              0.83%         0.41%                    0.93%                   0.31%             90%
6/1/01 Through 12/31/01^^        0.82%         0.57%                    0.86%                   0.53%             48%~
Year Ended 5/31/01               0.82%         0.54%                    0.82%                   0.54%            110%~
Year Ended 5/31/00               0.80%         0.26%                    0.82%                   0.24%            104%~

 #   Short periods have been annualized.
 ~ Prior to September 10, 2001, USSCF invested all of its investable assets in The U.S. Small Company Portfolio ("USSCP"). The portfolio turnover rate disclosed prior to September 10, 2001 is the turnover rate of USSCP.
!! Due to the size of net assets and fixed expenses, ratios may appear disproportionate.
 ! SCGF recognized unrealized gain on investments of approximately $11 (in thousands) related to securities purchases in violation of the Fund's investment restrictions during the year. The effect of such gain resulted in an increase in total return of approximately .2%

SEE NOTES TO FINANCIAL STATEMENTS.

SELECT

                                                                PER SHARE OPERATING PERFORMANCE:
                                -------------------------------------------------------------------------------------------------
                                              INCOME FROM INVESTMENT OPERATIONS:                  LESS DISTRIBUTIONS:
                                            ---------------------------------------    ------------------------------------------
                                                            NET GAINS
                                                         OR LOSSES ON
                                NET ASSET          NET     SECURITIES                   DIVIDENDS
                                   VALUE,   INVESTMENT          (BOTH    TOTAL FROM      FROM NET   DISTRIBUTIONS
                                BEGINNING       INCOME   REALIZED AND    INVESTMENT    INVESTMENT    FROM CAPITAL           TOTAL
                                OF PERIOD       (LOSS)    UNREALIZED)    OPERATIONS        INCOME           GAINS   DISTRIBUTIONS
DYNAMIC SMALL CAP FUND
Year Ended 12/31/04             $   17.13        (0.13)@         1.89          1.76            --              --              --
Year Ended 12/31/03             $   12.32        (0.11)@         4.92          4.81            --              --              --
Year Ended 12/31/02             $   15.89        (0.08)         (3.49)        (3.57)           --              --              --
11/1/01 Through 12/31/01^       $   14.37        (0.02)          1.54          1.52            --              --              --
Year Ended 10/31/01             $   24.65        (0.21)         (6.69)        (6.90)           --            3.38            3.38
Year Ended 10/31/00             $   15.98        (0.13)@         8.80          8.67            --              --              --

MID CAP EQUITY FUND
Year Ended 12/31/04             $   31.18         0.14           5.85          5.99          0.14            3.73            3.87
Year Ended 12/31/03             $   24.39         0.13           7.71          7.84          0.13            0.92            1.05
Year Ended 12/31/02             $   29.51         0.13          (4.07)        (3.94)         0.13            1.05            1.18
11/1/01 Through 12/31/01^       $   26.17         0.02           3.43          3.45          0.02            0.09            0.11
Year Ended 10/31/01             $   37.85         0.12          (5.30)        (5.18)         0.12            6.38            6.50
Year Ended 10/31/00             $   37.55         0.17           9.34          9.51          0.20            9.01            9.21

MID CAP VALUE FUND
Year Ended 12/31/04             $   18.70         0.12@          3.74          3.86          0.07            0.31            0.38
Year Ended 12/31/03             $   14.48         0.12@          4.27          4.39          0.06            0.11            0.17
Year Ended 12/31/02             $   14.14         0.14@          0.27          0.41          0.06            0.01            0.07
10/31/01** Through 12/31/01^^   $   13.48         0.01@          1.49          1.50          0.09            0.75            0.84

 ^   The Fund changed its fiscal year end from October 31 to December 31.
^^   The Fund changed its fiscal year end from September 30 to December 31.
**   Commencement of offering of class of shares.
 @   Calculated based upon average shares outstanding.

                                              SEE NOTES TO FINANCIAL STATEMENTS.

                                PER SHARE OPERATING PERFORMANCE:          RATIOS/SUPPLEMENTAL DATA:
                                --------------------------------          -------------------------
                                                                                  NET ASSETS,
                                 NET ASSET                                             END OF
                                VALUE, END                 TOTAL                       PERIOD
                                 OF PERIOD                RETURN (a)               (MILLIONS)
DYNAMIC SMALL CAP FUND
Year Ended 12/31/04             $    18.89                 10.27%               $          10
Year Ended 12/31/03             $    17.13                 39.04%               $          16
Year Ended 12/31/02             $    12.32                (22.47%)              $          12
11/1/01 Through 12/31/01^       $    15.89                 10.58%               $           8
Year Ended 10/31/01             $    14.37                (30.20%)              $          --+
Year Ended 10/31/00             $    24.65                 54.26%               $          --+

MID CAP EQUITY FUND
Year Ended 12/31/04             $    33.30                 19.36%               $         227
Year Ended 12/31/03             $    31.18                 32.29%               $         194
Year Ended 12/31/02             $    24.39                (13.39%)              $         139
11/1/01 Through 12/31/01^       $    29.51                 13.20%               $         155
Year Ended 10/31/01             $    26.17                (15.27%)              $         133
Year Ended 10/31/00             $    37.85                 30.94%               $         164

MID CAP VALUE FUND
Year Ended 12/31/04             $    22.18                 20.67%               $         485
Year Ended 12/31/03             $    18.70                 30.34%               $          76
Year Ended 12/31/02             $    14.48                  2.90%               $          14
10/31/01** Through 12/31/01^^   $    14.14                 11.18%               $          --+

                                                               RATIOS/SUPPLEMENTAL DATA:
                                ---------------------------------------------------------------------------------------
                                                    RATIOS TO AVERAGE NET ASSETS: #
                                -----------------------------------------------------------------------
                                                                                         NET INVESTMENT
                                                   NET                 EXPENSES           INCOME (LOSS)
                                            INVESTMENT         WITHOUT WAIVERS,        WITHOUT WAIVERS,       PORTFOLIO
                                     NET        INCOME           REIMBURSEMENTS          REIMBURSEMENTS        TURNOVER
                                EXPENSES        (LOSS)     AND EARNINGS CREDITS    AND EARNINGS CREDITS            RATE (a)
DYNAMIC SMALL CAP FUND
Year Ended 12/31/04                 1.10%        (0.74%)                   1.32%                  (0.96%)           112%
Year Ended 12/31/03                 1.10%        (0.79%)                   1.28%                  (0.97%)            55%
Year Ended 12/31/02                 1.10%        (0.79%)                   1.22%                  (0.91%)            52%
11/1/01 Through 12/31/01^           1.10%        (0.82%)                  10.33%!!               (10.05%)!!           8%
Year Ended 10/31/01                 1.12%        (0.76%)                  12.21%!!               (11.86%)!!          57%
Year Ended 10/31/00                 1.10%        (0.59%)                  15.48%!!               (14.97%)!!          87%

MID CAP EQUITY FUND
Year Ended 12/31/04                 0.90%         0.32%                    1.14%                   0.08%            102%
Year Ended 12/31/03                 0.90%         0.48%                    1.14%                   0.24%             62%
Year Ended 12/31/02                 0.77%         0.51%                    1.14%                   0.14%             84%
11/1/01 Through 12/31/01^           0.60%         0.38%                    1.15%                  (0.17%)             2%
Year Ended 10/31/01                 0.55%         0.38%                    1.15%                  (0.22%)            55%
Year Ended 10/31/00                 0.41%         0.52%                    1.14%                  (0.21%)            84%

MID CAP VALUE FUND
Year Ended 12/31/04                 1.00%         0.60%                    1.20%                   0.41%             41%
Year Ended 12/31/03                 1.00%         0.74%                    1.24%                   0.50%             32%
Year Ended 12/31/02                 1.00%         0.96%                    1.71%                   0.25%             51%
10/31/01** Through 12/31/01^^       0.99%         0.58%                    3.68%!!                (2.11%)            15%

(a)  Not annualized for periods less than one year.
  +  Amounts round to less than one million.
  #  Short periods have been annualized.
 !! Due to the size of net assets and fixed expenses, ratios may appear disproportionate.

SEE NOTES TO FINANCIAL STATEMENTS.

SELECT

                                                                PER SHARE OPERATING PERFORMANCE:
                                -------------------------------------------------------------------------------------------------
                                              INCOME FROM INVESTMENT OPERATIONS:                  LESS DISTRIBUTIONS:
                                            ---------------------------------------    ------------------------------------------
                                                            NET GAINS
                                                         OR LOSSES ON
                                NET ASSET          NET     SECURITIES                   DIVIDENDS
                                   VALUE,   INVESTMENT          (BOTH    TOTAL FROM      FROM NET   DISTRIBUTIONS
                                BEGINNING       INCOME   REALIZED AND    INVESTMENT    INVESTMENT    FROM CAPITAL           TOTAL
                                OF PERIOD       (LOSS)    UNREALIZED)    OPERATIONS        INCOME           GAINS   DISTRIBUTIONS
SMALL CAP EQUITY FUND
Year Ended 12/31/04             $   25.18        (0.05)@         6.66          6.61            --            3.83            3.83
Year Ended 12/31/03             $   18.37        (0.04)@         6.85          6.81            --              --              --
Year Ended 12/31/02             $   22.25        (0.04)@        (3.71)        (3.75)           --            0.13            0.13
11/1/01 Through 12/31/01^       $   20.27        (0.01)@         1.99          1.98            --              --              --
Year Ended 10/31/01             $   28.52        (0.10)         (4.26)        (4.36)           --            3.89            3.89
Year Ended 10/31/00             $   23.10        (0.05)@         8.12          8.07            --            2.65            2.65

SMALL CAP GROWTH FUND
Year Ended 12/31/04             $    7.79        (0.06)@         1.36          1.30            --              --              --
Year Ended 12/31/03             $    5.56        (0.05)@         2.28          2.23            --              --              --
Year Ended 12/31/02             $    9.30        (0.06)@        (3.68)        (3.74)           --              --              --
10/31/01** Through 12/31/01^^   $    7.77        (0.01)          1.54          1.53            --              --              --

TRUST SMALL CAP EQUITY FUND
Year Ended 12/31/04             $   44.39         0.09           9.51          9.60          0.07           10.46           10.53
Year Ended 12/31/03             $   33.35         0.02          11.70         11.72          0.01            0.67            0.68
Year Ended 12/31/02             $   40.46         0.04          (6.86)        (6.82)         0.03            0.26            0.29
11/1/01 Through 12/31/01^       $   36.65         0.01           3.81          3.82          0.01              --            0.01
Year Ended 10/31/01             $   51.12         0.10          (7.61)        (7.51)         0.14            6.82            6.96
Year Ended 10/31/00             $   47.66         0.08          12.44         12.52          0.08            8.98            9.06

  ^ The Fund changed its fiscal year end from October 31 to December 31. ^^ The Fund changed its fiscal year end from September 30 to December 31. ** Commencement of offering of class of shares.
  @  Calculated based upon average shares outstanding.
(a)  Not annualized for periods less than one year.

                                              SEE NOTES TO FINANCIAL STATEMENTS.

                                PER SHARE OPERATING PERFORMANCE:          RATIOS/SUPPLEMENTAL DATA:
                                --------------------------------          -------------------------
                                                                                  NET ASSETS,
                                 NET ASSET                                             END OF
                                VALUE, END                 TOTAL                       PERIOD
                                 OF PERIOD                RETURN (a)               (MILLIONS)
SMALL CAP EQUITY FUND
Year Ended 12/31/04             $    27.96                 26.81%               $         211
Year Ended 12/31/03             $    25.18                 37.07%               $         636
Year Ended 12/31/02             $    18.37                (16.87%)              $         502
11/1/01 Through 12/31/01^       $    22.25                  9.77%               $         532
Year Ended 10/31/01             $    20.27                (16.19%)              $         390
Year Ended 10/31/00             $    28.52                 37.94%               $         383

SMALL CAP GROWTH FUND
Year Ended 12/31/04             $     9.09                 16.69%!              $           1
Year Ended 12/31/03             $     7.79                 40.11%               $          --+
Year Ended 12/31/02             $     5.56                (40.22%)              $          --+
10/31/01** Through 12/31/01^^   $     9.30                 19.69%               $          --+

TRUST SMALL CAP EQUITY FUND
Year Ended 12/31/04             $    43.46                 22.31%               $         904
Year Ended 12/31/03             $    44.39                 35.20%               $         386
Year Ended 12/31/02             $    33.35                (16.94%)              $         259
11/1/01 Through 12/31/01^       $    40.46                 10.42%               $         317
Year Ended 10/31/01             $    36.65                (15.47%)              $         299
Year Ended 10/31/00             $    51.12                 30.16%               $         380

                                                               RATIOS/SUPPLEMENTAL DATA:
                                ---------------------------------------------------------------------------------------
                                                    RATIOS TO AVERAGE NET ASSETS: #
                                -----------------------------------------------------------------------
                                                                                         NET INVESTMENT
                                                   NET                 EXPENSES           INCOME (LOSS)
                                            INVESTMENT         WITHOUT WAIVERS,        WITHOUT WAIVERS,       PORTFOLIO
                                     NET        INCOME           REIMBURSEMENTS          REIMBURSEMENTS        TURNOVER
                                EXPENSES        (LOSS)     AND EARNINGS CREDITS    AND EARNINGS CREDITS            RATE (a)
SMALL CAP EQUITY FUND
Year Ended 12/31/04                 0.85%        (0.17%)                   1.11%                  (0.43%)            44%
Year Ended 12/31/03                 0.85%        (0.22%)                   1.12%                  (0.49%)            38%
Year Ended 12/31/02                 0.85%        (0.22%)                   1.09%                  (0.46%)            51%
11/1/01 Through 12/31/01^           0.88%        (0.31%)                   1.10%                  (0.53%)             6%
Year Ended 10/31/01                 0.88%        (0.30%)                   1.12%                  (0.54%)            47%
Year Ended 10/31/00                 0.88%        (0.20%)                   1.13%                  (0.45%)            75%

SMALL CAP GROWTH FUND
Year Ended 12/31/04                 1.12%*       (0.77%)                   7.30%                  (6.95%)           115%
Year Ended 12/31/03                 1.10%        (0.81%)                  24.96%!!               (24.67%)!!         143%
Year Ended 12/31/02                 1.10%        (0.89%)                  24.20%!!               (23.99%)!!          76%
10/31/01** Through 12/31/01^^       1.10%        (0.88%)                   9.40%                  (9.18%)            25%

TRUST SMALL CAP EQUITY FUND
Year Ended 12/31/04                 0.64%         0.25%                    1.12%                  (0.23%)           170%
Year Ended 12/31/03                 0.60%         0.04%                    1.10%                  (0.46%)            48%
Year Ended 12/31/02                 0.51%         0.10%                    1.11%                  (0.50%)            52%
11/1/01 Through 12/31/01^           0.40%         0.09%                    1.12%                  (0.63%)             7%
Year Ended 10/31/01                 0.34%         0.28%                    1.13%                  (0.51%)            50%
Year Ended 10/31/00                 0.50%         0.19%                    1.07%                  (0.38%)            76%

 +   Amount rounds to less than one million.
 #   Short periods have been annualized.
!! Due to the size of net assets and fixed expenses, ratios may appear disproportionate.
 *   Includes interest expense for custody overdraft of 0.02%.
 ! SCGF recognized unrealized gain on investments of approximately $11 (in thousands) related to securities purchases in violation of the Fund's investment restrictions during the year. The effect of such gain resulted in an increase in total return of approximately .2%

SEE NOTES TO FINANCIAL STATEMENTS.

SELECT

                                                             PER SHARE OPERATING PERFORMANCE:
                             -------------------------------------------------------------------------------------------------
                                           INCOME FROM INVESTMENT OPERATIONS:                  LESS DISTRIBUTIONS:
                                         ---------------------------------------    ------------------------------------------
                                                         NET GAINS
                                                      OR LOSSES ON
                             NET ASSET          NET     SECURITIES                   DIVIDENDS
                                VALUE,   INVESTMENT          (BOTH    TOTAL FROM      FROM NET   DISTRIBUTIONS
                             BEGINNING       INCOME   REALIZED AND    INVESTMENT    INVESTMENT    FROM CAPITAL           TOTAL
                             OF PERIOD       (LOSS)    UNREALIZED)    OPERATIONS        INCOME           GAINS   DISTRIBUTIONS
US SMALL COMPANY FUND+
Year Ended 12/31/04          $   13.90        (0.03)@         1.91          1.88            --            2.00            2.00
Year Ended 12/31/03          $    9.97         0.02@          3.94          3.96          0.03              --            0.03
Year Ended 12/31/02          $   12.57         0.03          (2.60)        (2.57)         0.03              --            0.03
6/1/01 Through 12/31/01^     $   13.43         0.04@         (0.79)        (0.75)         0.05            0.06            0.11
Year Ended 5/31/01           $   14.45         0.05           0.04          0.09          0.03            1.08            1.11
Year Ended 5/31/00           $   11.49           --           2.97          2.97          0.01              --            0.01

U.S. SMALL COMPANY
OPPORTUNITIES FUND
Year Ended 12/31/04          $    9.02        (0.09)          1.79          1.70            --              --              --
Year Ended 12/31/03          $    7.04        (0.13)          2.11          1.98            --              --              --
Year Ended 12/31/02          $   10.48        (0.09)         (3.35)        (3.44)           --              --              --
6/1/01 Through 12/31/01^     $   12.19        (0.04)         (1.67)        (1.71)           --              --              --
Year Ended 5/31/01           $   15.90        (0.07)         (2.29)        (2.36)           --            1.35            1.35
Year Ended 5/31/00           $   12.17           --           3.73          3.73            --              --              --

  + On September 10, 2001, the class underwent a split of shares. Prior periods have been restated to reflect the split
  ^  The Fund changed its fiscal year end from May 31 to December 31.
  @  Calculated based upon average shares outstanding.
(a)  Not annualized for periods less than one year.

                                              SEE NOTES TO FINANCIAL STATEMENTS.

                             PER SHARE OPERATING PERFORMANCE:          RATIOS/SUPPLEMENTAL DATA:
                             --------------------------------          -------------------------
                                                                               NET ASSETS,
                              NET ASSET                                             END OF
                             VALUE, END                 TOTAL                       PERIOD
                              OF PERIOD                RETURN (a)               (MILLIONS)
US SMALL COMPANY FUND+
Year Ended 12/31/04          $    13.78                 13.73%               $         119
Year Ended 12/31/03          $    13.90                 39.72%               $         156
Year Ended 12/31/02          $     9.97                (20.48%)              $         199
6/1/01 Through 12/31/01^     $    12.57                 (5.56%)              $         286
Year Ended 5/31/01           $    13.43                  0.75%               $         296
Year Ended 5/31/00           $    14.45                 25.90%               $         285

U.S. SMALL COMPANY
OPPORTUNITIES FUND
Year Ended 12/31/04          $    10.72                 18.85%               $           7
Year Ended 12/31/03          $     9.02                 28.13%               $          10
Year Ended 12/31/02          $     7.04                (32.82%)              $          55
6/1/01 Through 12/31/01^     $    10.48                (14.03%)              $         195
Year Ended 5/31/01           $    12.19                (15.51%)              $         339
Year Ended 5/31/00           $    15.90                 30.65%               $         529

                                                            RATIOS/SUPPLEMENTAL DATA:
                             ---------------------------------------------------------------------------------------
                                                 RATIOS TO AVERAGE NET ASSETS: #
                             -----------------------------------------------------------------------
                                                                                      NET INVESTMENT
                                                NET                 EXPENSES           INCOME (LOSS)
                                         INVESTMENT         WITHOUT WAIVERS,        WITHOUT WAIVERS,       PORTFOLIO
                                  NET        INCOME           REIMBURSEMENTS          REIMBURSEMENTS        TURNOVER
                             EXPENSES        (LOSS)     AND EARNINGS CREDITS    AND EARNINGS CREDITS            RATE (a)
US SMALL COMPANY FUND+
Year Ended 12/31/04              1.01%        (0.18%)                   1.15%                  (0.32%)           129%
Year Ended 12/31/03              1.01%         0.15%                    1.11%                   0.05%             78%
Year Ended 12/31/02              1.01%         0.23%                    1.10%                   0.14%             90%
6/1/01 Through 12/31/01^         1.01%         0.39%                    1.04%                   0.36%             48%~
Year Ended 5/31/01               1.01%         0.35%                    1.01%                   0.35%            110%~
Year Ended 5/31/00               1.00%         0.05%                    1.00%                   0.05%            104%~

U.S. SMALL COMPANY
OPPORTUNITIES FUND
Year Ended 12/31/04              1.03%*       (0.72%)                   3.04%                  (2.73%)           109%
Year Ended 12/31/03              1.02%        (0.62%)                   1.68%                  (1.28%)           207%
Year Ended 12/31/02              1.02%        (0.66%)                   1.17%                  (0.81%)           100%
6/1/01 Through 12/31/01^         1.02%        (0.50%)                   1.07%                  (0.55%)            55%
Year Ended 5/31/01               0.99%        (0.35%)                   0.99%                  (0.35%)           117%
Year Ended 5/31/00               0.99%        (0.47%)                   0.99%                  (0.47%)           132%

#    Short periods have been annualized.
*    Includes interest expense for custody overdraft of 0.01%.
~ Prior to September 10, 2001, USSCF invested all of its investable assets in The U.S. Small Company Portfolio ("USSCP"). The portfolio turnover rate disclosed prior to September 10, 2001 is the turnover rate of USSCP.

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN FUNDS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Shareholders of
J.P. Morgan Funds, J.P. Morgan Institutional Funds, J.P. Morgan Mutual Fund
Group,
J.P. Morgan Mutual Fund Select Group, J.P. Morgan Fleming Mutual Fund Group, Inc., and
J.P. Morgan Mutual Fund Investment Trust:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Dynamic Small Cap Fund and JPMorgan Small Cap Equity Fund (separate portfolios of J.P. Morgan Mutual Fund Group), JPMorgan Mid Cap Equity Fund and JPMorgan Trust Small Cap Equity Fund (separate portfolios of J.P. Morgan Mutual Fund Select Group), JPMorgan Mid Cap Growth Fund (a separate portfolio of J.P. Morgan Mutual Fund Investment Trust), JPMorgan Mid Cap Value Fund and JPMorgan Small Cap Growth Fund (separate portfolios of J.P. Morgan Fleming Mutual Fund Group, Inc.), JPMorgan U.S. Small Company Fund (a separate portfolio of J.P. Morgan Institutional Funds) and JPMorgan U.S. Small Company Opportunities Fund (a separate portfolio of J.P. Morgan Funds) (hereafter collectively referred to as the "Funds"), at December 31, 2004, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights for each of the two years in the period ended September 30, 2000 for JPMorgan Mid Cap Value Fund and JPMorgan Small Cap Growth Fund were audited by other independent auditors whose report dated November 15, 2000 expressed an unqualified opinion on those statements.


PricewaterhouseCoopers LLP
New York, New York
February 22, 2005

SPECIAL MEETING OF SHAREHOLDERS (UNAUDITED)

A Special Meeting of Shareholders of J.P. Morgan Institutional Funds ("JPMIF") was held on January 20, 2005, and adjourned and reconvened on February 3, 2005, at 522 Fifth Avenue, New York, New York 10036 for purposes of asking shareholders to consider the following proposals:
To elect thirteen (13) Trustees for each JPMorgan Fund. A majority of the shareholders of JPMIF approved the election of each Trustee by the following votes:

                                           AFFIRMATIVE             NEGATIVE
William J. Armstrong                     2,570,614,090           22,720,763
Roland E. Eppley, Jr.                    2,570,399,817           22,935,037
John F. Finn                             2,569,881,278           23,453,575
Dr. Matthew Goldstein                    2,570,332,886           23,001,967
Robert J. Higgins                        2,569,489,951           23,844,902
Peter C. Marshall                        2,569,718,781           23,616,072
Marilyn McCoy                            2,569,796,782           23,538,071
William G. Morton, Jr.                   2,569,572,614           23,762,240
Robert A. Oden, Jr.                      2,569,148,888           24,185,965
Fergus Reid, III                         2,570,290,303           23,044,550
Frederick W. Ruebeck                     2,569,687,035           23,647,818
James J. Schonbachler                    2,570,727,808           22,607,045
Leonard M. Spalding, Jr.                 2,570,279,217           23,055,636

To approve proposed Agreement and Plan of Reorganization (each, a "Reorganization Agreement") pursuant to which each of the JPMorgan Funds would be reorganized as a corresponding series of J.P. Morgan Mutual Fund Series. A majority of the shareholders of the following Fund approved the Agreement and Plan of Reorganization by the following votes:

                                                                                                       BROKER
                                                FOR            AGAINST             ABSTAIN          NON-VOTES
JPMorgan U.S. Small Company Fund        112,991,496            590,772           3,542,279         16,919,629

A Special Meeting of Shareholders of J.P. Morgan Mutual Fund Investment Trust ("JPMMFIT") was held on January 20, 2005, and adjourned and reconvened on February 3, 2005, at 522 Fifth Avenue, New York, New York 10036 for purposes of asking shareholders to consider the following proposals:
To elect thirteen (13) Trustees for each JPMorgan Fund. A majority of the shareholders of the JPMMFIT approved the election of each Trustee by the following votes:

                                           AFFIRMATIVE             NEGATIVE
William J. Armstrong                        11,248,428            1,372,878
Roland E. Eppley, Jr.                       11,235,653            1,385,652
John F. Finn                                11,255,712            1,365,593
Dr. Matthew Goldstein                       11,245,604            1,375,701
Robert J. Higgins                           11,248,938            1,372,367
Peter C. Marshall                           11,256,725            1,364,581
Marilyn McCoy                               11,254,126            1,367,180
William G. Morton, Jr.                      11,232,157            1,389,148
Robert A. Oden, Jr.                         11,259,077            1,362,229
Fergus Reid, III                            11,246,607            1,374,698
Frederick W. Ruebeck                        11,247,097            1,374,209
James J. Schonbachler                       11,252,232            1,369,074
Leonard M. Spalding, Jr.                    11,241,447            1,379,858

To approve proposed Agreement and Plan of Reorganization (each, a "Reorganization Agreement") pursuant to which each of the JPMorgan Funds would be reorganized as a corresponding series of J.P. Morgan Mutual Fund Series. The following Fund did not approve the Agreement and Plan of Reorganization by the following votes:

                                                                                                       BROKER
                                                FOR            AGAINST             ABSTAIN          NON-VOTES
JPMorgan Mid Cap Growth Fund              3,968,849            399,934             376,711          5,117,927

To approve the amendment of certain of the JPMorgan Fund's fundamental investment restrictions on borrowing in order to make them simpler, more flexible and consistent with the borrowing restrictions for the other JPMorgan Funds. A majority of the shareholders of the following Fund did not approve the proposal by the following votes:

                                                                                                       BROKER
                                                FOR            AGAINST             ABSTAIN          NON-VOTES
JPMorgan Mid Cap Growth Fund              3,896,238            474,192             375,064          5,117,927

A Special Meeting of Shareholders of J.P. Morgan Funds ("JPMF") was held on January 20, 2005, and adjourned and reconvened on February 3, 2005, at 522 Fifth Avenue, New York, New York 10036 for purposes of asking shareholders to consider the following proposals:
To elect thirteen (13) Trustees for each JPMorgan Fund. A majority of the shareholders of the JPMF approved the election of each Trustee by the following votes:

                                           AFFIRMATIVE             NEGATIVE
William J. Armstrong                        23,945,137              946,540
Roland E. Eppley, Jr.                       23,943,509              948,169
John F. Finn                                23,946,044              945,633
Dr. Matthew Goldstein                       23,983,122              908,556
Robert J. Higgins                           23,942,018              949,660
Peter C. Marshall                           23,946,044              945,633
Marilyn McCoy                               23,983,749              907,928
William G. Morton, Jr.                      23,940,389              951,288
Robert A. Oden, Jr.                         23,941,453              950,224
Fergus Reid, III                            23,940,546              951,131
Frederick W. Ruebeck                        23,984,028              907,649
James J. Schonbachler                       23,983,122              908,556
Leonard M. Spalding, Jr.                    23,943,509              948,169

To approve proposed Agreement and Plan of Reorganization (each, a "Reorganization Agreement") pursuant to which each of the JPMorgan Funds would be reorganized as a corresponding series of J.P. Morgan Mutual Fund Series. A majority of the shareholders of the following Fund approved the Agreement and Plan of Reorganization by the following votes:

                                                                                                       BROKER
                                                FOR            AGAINST             ABSTAIN          NON-VOTES
JPMorgan U.S. Small Company
Opportunities Fund                        2,429,827             79,874             292,492            782,616

To approve or disapprove the Agreement and Plan of Reorganization of JPMorgan U.S. Small Company Opportunities Fund into One Group Small Cap Growth Fund. A majority of the following Fund approved the Agreement and Plan of Reorganization by the following votes:

                                                                                                       BROKER
                                                FOR            AGAINST             ABSTAIN          NON-VOTES
JPMorgan U.S. Small Company
Opportunities Fund                        2,427,555             85,419             289,219            782,616

A Special Meeting of Shareholders of J.P. Morgan Mutual Fund Select Group ("JPMMFSG") was held on January 20, 2005, at 522 Fifth Avenue, New York,
New York 10036 for purposes of asking shareholders to consider the following proposals:
To elect thirteen (13) Trustees for each JPMorgan Fund. A majority of the shareholders of the JPMMFSG approved the election of each Trustee by the following votes:

                                           AFFIRMATIVE             NEGATIVE
William J. Armstrong                        98,827,965              614,396
Roland E. Eppley, Jr.                       98,825,116              617,245
John F. Finn                                98,840,383              601,979
Dr. Matthew Goldstein                       98,834,557              607,805
Robert J. Higgins                           98,823,121              619,240
Peter C. Marshall                           98,838,263              604,099
Marilyn McCoy                               98,830,602              611,759
William G. Morton, Jr.                      98,829,638              612,723
Robert A. Oden, Jr.                         98,834,513              607,849
Fergus Reid, III                            98,810,619              631,743
Frederick W. Ruebeck                        98,837,758              604,604
James J. Schonbachler                       98,833,998              608,364
Leonard M. Spalding, Jr.                    98,816,763              625,599

To approve proposed Agreement and Plan of Reorganization (each, a "Reorganization Agreement") pursuant to which each of the JPMorgan Funds would be reorganized as a corresponding series of J.P. Morgan Mutual Fund Series. A majority of the shareholders of the following Funds approved the Agreement and Plan of Reorganization by the following votes:

                                                                                                       BROKER
                                                FOR            AGAINST             ABSTAIN          NON-VOTES
JPMorgan Mid Cap Equity Fund              5,000,505             55,582               1,675             23,670
JPMorgan Trust Small Cap Equity Fund      5,137,693             24,253              13,983              1,379

To approve the amendment of certain of the JPMorgan Fund's fundamental investment restrictions on borrowing in order to make them simpler, more flexible and consistent with the borrowing restrictions for the other JPMorgan Funds. A majority of the shareholders of the following Funds approved the proposal by the following votes:

                                                                                                       BROKER
                                                FOR            AGAINST             ABSTAIN          NON-VOTES
JPMorgan Mid Cap Equity Fund              5,020,401             32,343               5,018             23,670
JPMorgan Trust Small Cap Equity Fund      5,133,044             27,386              15,498              1,379

A Special Meeting of Shareholders of J.P. Morgan Mutual Fund Group ("JPMMFG") was held on January 20, 2005, and adjourned and reconvened on February 3, 2005, at 522 Fifth Avenue, New York, New York 10036 for purposes of asking shareholders to consider the following proposals: To elect thirteen (13) Trustees for each JPMorgan Fund. A majority of the shareholders of the JPMMFG approved the election of each Trustee by the following votes:

                                           AFFIRMATIVE             NEGATIVE          ABSTAIN
William J. Armstrong                       128,297,849            3,531,682          261,556
Roland E. Eppley, Jr.                      128,420,274            3,409,257          261,556
John F. Finn                               128,500,853            3,328,678          261,556
Dr. Matthew Goldstein                      128,448,980            3,380,551          261,556
Robert J. Higgins                          128,521,979            3,307,551          261,556
Peter C. Marshall                          128,497,115            3,331,416          261,556
Marilyn McCoy                              128,478,689            3,350,842          261,556
William G. Morton, Jr.                     128,470,511            3,359,020          261,556
Robert A. Oden, Jr.                        128,476,705            3,352,826          261,556
Fergus Reid, III                           128,378,739            3,450,792          261,556
Frederick W. Ruebeck                       128,426,489            3,403,042          261,556
James J. Schonbachler                      128,537,477            3,292,054          261,556
Leonard M. Spalding, Jr.                   128,197,032            3,632,498          261,556

To approve proposed Agreement and Plan of Reorganization (each, a "Reorganization Agreement") pursuant to which each of the JPMorgan Funds would be reorganized as a corresponding series of J.P. Morgan )Mutual Fund Series. A majority of the shareholders of the following Funds approved the Agreement and Plan of Reorganization by the following votes:

                                                                                                       BROKER
                                                FOR            AGAINST             ABSTAIN          NON-VOTES
JPMorgan Dynamic Small Cap Fund           4,411,229            111,082             238,808          1,171,221
JPMorgan Small Cap Equity Fund           22,072,156            647,668             413,572          2,479,779

To approve the amendment of certain of the JPMorgan Fund's fundamental investment restrictions on borrowing in order to make them simpler, more flexible and consistent with the borrowing restrictions for the other JPMorgan Funds. A majority of the shareholders of the following Funds approved the proposal by the following votes:

                                                                                                       BROKER
                                                FOR            AGAINST             ABSTAIN          NON-VOTES
JPMorgan Dynamic Small Cap Fund           4,366,350            144,850             249,918          1,171,221
JPMorgan Small Cap Equity Fund           21,542,454          1,068,238             522,703          2,479,779

A Special Meeting of Shareholders of J.P. Morgan Fleming Mutual Fund Group, Inc. ("JPMFMFG") was held on January 20, 2005, at 522 Fifth Avenue, New York, New York 10036 for purposes of asking shareholders to consider the following proposals:
To elect thirteen (13) Trustees for each JPMorgan Fund. A majority of the shareholders of the JPMFMFG approved the election of each Trustee by the following votes:

                                          AFFIRMATIVE             NEGATIVE
William J. Armstrong                       91,591,207            2,198,671
Roland E. Eppley, Jr.                      91,571,886            2,217,991
John F. Finn                               91,577,808            2,212,069
Dr. Matthew Goldstein                      91,564,609            2,225,269
Robert J. Higgins                          91,534,131            2,255,747
Peter C. Marshall                          91,559,528            2,230,349
Marilyn McCoy                              91,561,973            2,227,905
William G. Morton, Jr.                     91,493,143            2,296,735
Robert A. Oden, Jr.                        91,561,943            2,227,935
Fergus Reid, III                           91,534,898            2,254,979
Frederick W. Ruebeck                       91,539,862            2,250,016
James J. Schonbachler                      91,591,793            2,198,085
Leonard M. Spalding, Jr.                   91,562,839            2,227,038

To approve proposed Agreement and Plan of Reorganization (each, a "Reorganization Agreement") pursuant to which each of the JPMorgan Funds would be reorganized as a corresponding series of J.P. Morgan Mutual Fund Series. A majority of the shareholders of the following Fund approved the Agreement and Plan of Reorganization by the following votes:

                                                                                                       BROKER
                                                FOR            AGAINST             ABSTAIN          NON-VOTES
JPMorgan Small Cap Growth Fund              409,819              1,674               3,441             82,492

The following Fund did not approve the Agreement and Plan of Reorganization by the following votes:

                                                                                                       BROKER
                                                FOR            AGAINST             ABSTAIN          NON-VOTES
JPMorgan Mid Cap Value Fund              60,653,909            903,479           2,593,611         34,419,905

To approve the amendment of certain of the JPMorgan Fund's fundamental investment restrictions on borrowing in order to make them simpler, more flexible and consistent with the borrowing restrictions for the other JPMorgan Funds. A majority of the shareholders of the following Fund approved the proposal by the following votes:

                                                                                                       BROKER
                                                FOR            AGAINST             ABSTAIN          NON-VOTES
JPMorgan Small Cap Growth Fund              408,432              3,060               3,441             82,492

The following Fund did not approve the proposal by the following votes:

                                                                                                       BROKER
                                                FOR            AGAINST             ABSTAIN          NON-VOTES
JPMorgan Mid Cap Value Fund              59,026,718          2,547,960           2,576,322         34,419,905

To approve or disapprove the Agreement and Plan of Reorganization of JPMorgan U.S. Small Cap Growth Fund into One Group Small Cap Growth Fund. A majority of the following Fund approved the Agreement and Plan of Reorganization by the following votes:

                                                                                                        BROKER
                                                 FOR            AGAINST             ABSTAIN          NON-VOTES
JPMorgan Small Cap Growth Fund               409,819              1,674               3,441             82,492

SCHEDULE OF SHAREHOLDER EXPENSES
Hypothetical $1,000 Investment at Beginning of Period
December 31, 2004
(Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees: and (2) ongoing costs, including investment advisory, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, May 1, 2004, and continued to hold your shares at the end of the reporting period, October 31, 2004.

ACTUAL EXPENSES

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

                                                                             EXPENSES PAID
                                          BEGINNING             ENDING       DURING PERIOD
                                     ACCOUNT VALUE,     ACCOUNT VALUE,           JULY 1 TO        ANNUALIZED
                                       JULY 1, 2004  DECEMBER 31, 2004  DECEMBER 31, 2004*     EXPENSE RATIO
DYNAMIC SMALL CAP FUND
CLASS A
    Actual period return                  $   1,000          $   1,050           $    7.73              1.50%
    Hypothetical                          $   1,000          $   1,017           $    7.61              1.50%
CLASS B
    Actual period return                  $   1,000          $   1,046           $   10.90              2.12%
    Hypothetical                          $   1,000          $   1,014           $   10.73              2.12%
CLASS C
    Actual period return                  $   1,000          $   1,046           $   10.90              2.12%
    Hypothetical                          $   1,000          $   1,014           $   10.73              2.12%
SELECT
    Actual period return                  $   1,000          $   1,052           $    5.67              1.10%
    Hypothetical                          $   1,000          $   1,019           $    5.58              1.10%

MID CAP EQUITY FUND
SELECT
    Actual period return                  $   1,000          $   1,101           $    4.75              0.90%
    Hypothetical                          $   1,000          $   1,020           $    4.57              0.90%

MID CAP GROWTH FUND
CLASS A
    Actual period return                  $   1,000          $   1,075           $    7.04              1.35%
    Hypothetical                          $   1,000          $   1,018           $    6.85              1.35%
CLASS B
    Actual period return                  $   1,000          $   1,072           $   10.67              2.05%
    Hypothetical                          $   1,000          $   1,015           $   10.38              2.05%

                                                                             EXPENSES PAID
                                          BEGINNING             ENDING       DURING PERIOD
                                     ACCOUNT VALUE,     ACCOUNT VALUE,           JULY 1 TO        ANNUALIZED
                                       JULY 1, 2004  DECEMBER 31, 2004  DECEMBER 31, 2004*     EXPENSE RATIO
MID CAP VALUE FUND
CLASS A
    Actual period return                  $   1,000          $   1,120           $    6.66              1.25%
    Hypothetical                          $   1,000          $   1,019           $    6.34              1.25%
CLASS B
    Actual period return                  $   1,000          $   1,116           $   10.11              1.90%
    Hypothetical                          $   1,000          $   1,015           $    9.63              1.90%
CLASS C
    Actual period return                  $   1,000          $   1,116           $   10.11              1.90%
    Hypothetical                          $   1,000          $   1,015           $    9.63              1.90%
INSTITUTIONAL
    Actual period return                  $   1,000          $   1,123           $    4.00              0.75%
    Hypothetical                          $   1,000          $   1,021           $    3.81              0.75%
SELECT
    Actual period return                  $   1,000          $   1,122           $    5.33              1.00%
    Hypothetical                          $   1,000          $   1,020           $    5.08              1.00%

SMALL CAP EQUITY FUND
CLASS A
    Actual period return                  $   1,000          $   1,147           $    7.45              1.38%
    Hypothetical                          $   1,000          $   1,018           $    7.00              1.38%
CLASS B
    Actual period return                  $   1,000          $   1,142           $   11.36              2.11%
    Hypothetical                          $   1,000          $   1,014           $   10.68              2.11%
SELECT
    Actual period return                  $   1,000          $   1,149           $    4.59              0.85%
    Hypothetical                          $   1,000          $   1,021           $    4.32              0.85%

                                                                             EXPENSES PAID
                                          BEGINNING             ENDING       DURING PERIOD
                                     ACCOUNT VALUE,     ACCOUNT VALUE,           JULY 1 TO        ANNUALIZED
                                       JULY 1, 2004  DECEMBER 31, 2004  DECEMBER 31, 2004*     EXPENSE RATIO
SMALL CAP GROWTH FUND
CLASS A
    Actual period return                  $   1,000          $   1,085           $    8.39              1.60%
    Hypothetical                          $   1,000          $   1,017           $    8.11              1.60%
INSTITUTIONAL
    Actual period return                  $   1,000          $   1,089           $    4.46              0.85%
    Hypothetical                          $   1,000          $   1,021           $    4.32              0.85%
SELECT
    Actual period return                  $   1,000          $   1,089           $    5.78              1.10%
    Hypothetical                          $   1,000          $   1,019           $    5.58              1.10%

TRUST SMALL CAP EQUITY FUND
SELECT
    Actual period return                  $   1,000          $   1,102           $    3.38              0.64%
    Hypothetical                          $   1,000          $   1,022           $    3.25              0.64%

US SMALL COMPANY FUND
INSTITUTIONAL
    Actual period return                  $   1,000          $   1,121           $    4.43              0.83%
    Hypothetical                          $   1,000          $   1,021           $    4.22              0.83%
SELECT
    Actual period return                  $   1,000          $   1,121           $    5.39              1.01%
    Hypothetical                          $   1,000          $   1,020           $    5.13              1.01%

US SMALL COMPANY
OPPORTUNITIES FUND
SELECT
    Actual period return                  $   1,000          $   1,114           $    5.42              1.02%
    Hypothetical                          $   1,000          $   1,020           $    5.18              1.02%

TRUSTEE AND OFFICER INFORMATION (UNAUDITED)

The names of the Trustees of the Funds, together with information regarding their year of birth, the year each Trustee became a Board member of the Trusts (whichever was earliest), the year each Trustee first became a Board member of any of the Predecessor Funds (if applicable), principal occupations and other board memberships are shown below. The contact address for each of the Trustees is 522 Fifth Avenue, New York, NY 10036.

                                                                                  NUMBER OF
NAME (YEAR OF BIRTH);                                                             PORTFOLIOS IN FUND
POSITIONS WITH              PRINCIPAL OCCUPATIONS                                 COMPLEX OVERSEEN    OTHER DIRECTORSHIPS HELD
THE FUNDS (SINCE)           DURING PAST 5 YEARS                                   BY TRUSTEE(1)       OUTSIDE FUND COMPLEX
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES

William J. Armstrong        Retired; Vice President & Treasurer of Ingersoll-     110                 None.
(1941); Trustee of Trusts   Rand Company (manufacturer of industrial equipment)
since 1997; Trustee of      (1972-2000).
Predecessor Funds since
1987.

Roland R. Eppley, Jr.       Retired; President & Chief Executive Officer,         110                 Director, Janel Hydro, Inc.
(1932); Trustee of Trusts   Eastern States Bankcard (1971-1988).                                      (automotive)(1993-present).
since 1997; Trustee of
Predecessor Funds since
1989.

John F. Finn                President and Chief Executive Officer of Gardner,     110                 Director, Cardinal Health,
(1947); Trustee of Trusts   Inc. (wholesale distributor to outdoor power                              Inc (CAH) (1994-present).
since 2005.                 equipment industry) (1979-present).

Dr. Matthew Goldstein       Chancellor of the City University of New York         110                 Trustee of Bronx-Lebanon
(1941); Trustee of Trusts   (1999-present); President, Adelphi University                             Hospital Center
since 2003; Trustee of      (New York) (1998-1999).                                                   (1992-present); Director of
Predecessor Funds since                                                                               New Plan Excel Realty Trust,
2003.                                                                                                 Inc. (real estate investment
                                                                                                      trust) (2000-present);
                                                                                                      Director of Lincoln Center
                                                                                                      Institute for the Artsin
                                                                                                      Education (1999-present).

Robert J. Higgins (1945);   Retired; Director of Administration of the State      110                 Director of Providian
Trustee of Trusts since     of Rhode Island (2003-2004); President -                                  Financial Corp. (banking)
2002; Trustee of            Consumer Banking and Investment Services,                                 (2002-present).
Predecessor Funds since     Fleet Boston Financial (1971-2001).
2002.

Peter C. Marshall           Self-employed business consultant (2002-present);     110                 None.
(1942); Trustee of Trusts   Senior Vice President, W.D. Hoard, Inc.
since 2005.                 (corporate parent of DCI Marketing, Inc.)
                            (2000-2002); President, DCI Marketing, Inc.
                            (1992-2000).

Marilyn McCoy               Vice President of Administration and Planning,        110                 Director, Mather LifeWays
(1948); Trustee of Trusts   Northwestern University (1985-present).                                   (1994-present); Director,
since 2005.                                                                                           Carleton College
                                                                                                      (2003-present).

William G. Morton, Jr.      Retired; Chairman Emeritus (2001-2002), and           110                 Director of Radio Shack
(1937); Trustee of Trusts   Chairman and Chief Executive Officer, Boston                              Corporation (electronics)
since 2003; Trustee of      Stock Exchange (1985- 2001).                                              (1987-present); Director of
Predecessor Funds since                                                                               The National Football
2003.                                                                                                 Foundation and College Hall
                                                                                                      of Fame (1994-present);
                                                                                                      Trustee of the Berklee
                                                                                                      College of Music
                                                                                                      (1998-present); Trustee of
                                                                                                      the Stratton Mountain School
                                                                                                      (2001-present).

                                                                                  NUMBER OF
NAME (YEAR OF BIRTH);                                                             PORTFOLIOS IN FUND
POSITIONS WITH              PRINCIPAL OCCUPATIONS                                 COMPLEX OVERSEEN    OTHER DIRECTORSHIPS HELD
THE FUNDS (SINCE)           DURING PAST 5 YEARS                                   BY TRUSTEE(1)       OUTSIDE FUND COMPLEX
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES (CONTINUED)

Robert A. Oden, Jr.         President, Carleton College (2002-present);           110                 Director, American University
(1946); Trustee of Trusts   President, Kenyon College (1995-2002).                                    in Cairo.
since 2005.

Fergus Reid, III            Chairman of Lumelite Corporation (plastics            110                 Trustee of Morgan Stanley
(1932); Trustee of Trusts   manufacturing) (2003-present); Chairman and                               Funds (209 portfolios)
(Chairman) since 1997;      CEO of Lumelite Corporation (1985-2002).                                  (1995-present).
Trustee (Chairman) of
Predecessor Funds since
1987.

Frederick W. Ruebeck        Advisor, Jerome P. Green & Associates, LLC            110                 Director, AMS Group
(1939); Trustee of Trusts   (broker-dealer) (2002-present); Endowment                                 (2001-present); Director,
since 2005.                 Fund Manager, Wabash College (2004-present);                              Wabash College
                            self-employed consultant (January 2000 to                                 (1988-present); Trustee,
                            present); Director of Investments, Eli Lilly and                          Seabury-Western Theology
                            Company (1988-1999).                                                      Seminary (1993-present);
                                                                                                      Director, Indianapolis
                                                                                                      Symphony Foundation
                                                                                                      (1994-present).

James J. Schonbachler       Retired; Managing Director of Bankers Trust           110                 None.
(1943); Trustee of Trusts   Company (financial services) (1968-1998).
since 2001; Trustee of
Predecessor Funds since
2001.

INTERESTED TRUSTEE

Leonard M. Spalding, Jr.*   Retired; Chief Executive Officer of Chase Mutual      110                 None.
(1935); Trustee of Trusts   Funds (investment company) (1989-1998);
since 1998; Trustee of      President & Chief Executive Officer of Vista
Predecessor Funds since     Capital Management (investment management)
1998.                       (1990-1998); Chief Investment Executive of
                            Chase Manhattan Private Bank (investment
                            management) (1990-1998).

(1) A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The JPMorgan Funds Complex for which the Board of Trustees includes seven registered investment companies (110 portfolios) as of February 19, 2005.

  * Mr. Spalding is deemed to be an "interested person" due to his ownership of JPMorgan Chase stock.

The Funds' executive officers (listed below) are generally employees of the Adviser or one of its affiliates. The officers conduct and supervise the business operations of the Funds. The officers hold office until a successor has been elected and duly qualified. The Funds have no employees.

The names of the officers of the Funds, together with their year of birth, information regarding their positions held with the Funds and principal occupations are shown below. The contact address for each of the officers, unless otherwise noted, is 522 Fifth Avenue, New York, NY 10036.

NAME (YEAR OF BIRTH),
POSITIONS HELD WITH
THE FUNDS (SINCE)                 PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS
-----------------------------------------------------------------------------------------------------
George C.W. Gatch                 Managing Director, JPMIM, CEO and President of the J.P. Morgan and
(1962), President (2001)          One Group Funds. An employee since 1986, Mr. Gatch leads the firm's U.S. mutual fund and financial intermediary business. He was previously president and CEO of DKB Morgan, a Japanese mutual fund company, which was a joint venture between J.P. Morgan and
                                  Dai-Ichi Kangyo Bank. Prior to working in Japan, Mr. Gatch established JPMIM's sub-advisory and institutional mutual funds business. He has also held numerous positions throughout the firm in business management, marketing, and sales.

Robert L. Young                   Chief Operating Officer, JPMorgan Funds (August 2004 to present)
(1963), Senior Vice               and One Group Mutual Funds from November 2001 until present. From
President (2004)**                October 1999 to present, Vice President and Treasurer, One Group
                                  Administrative Services, Inc., and Vice President and Treasurer,
                                  One Group Dealer Services, Inc.

Patricia A. Maleski               Vice President, JPMIM; previously, Treasurer, JPMorgan Funds and
(1960), Vice President            Head of Funds Administration and Board Liaison. Prior to joining
and Chief Administrative          J.P. Morgan Chase & Co. in 2001, Ms. Maleski was the Vice
Officer (2004)                    President of Finance for the Pierpont Group, Inc., a service provider to the Board of Directors/Trustees of the JPMorgan Funds.

Stephanie J. Dorsey               Director of Mutual Fund Administration, One Group Administrative
(1969), Treasurer                 Services, since 2004; Ms. Dorsey worked for Bank One Corporation
(2004)**                          (now known as JP Morgan Chase & Co.) from 2003 to 2004; prior to joining Bank One Corporation, she was a Senior Manager
                                  specializing in Financial Services audits at
                                  PricewaterhouseCoopers LLP from 1992 through 2002.

Stephen M. Benham                 Vice President and Assistant General Counsel, JPMIM since 2004;
(1959), Secretary (2005)          Vice President (Legal Advisory) of Merrill Lynch Investment
                                  Managers, L.P. from 2000 to 2004; attorney associated with
                                  Kirkpatrick & Lockhart LLP from 1997 to 2000.

Elizabeth A. Davin                 From 2004 to present, Senior Counsel, JPMorgan Chase & Co.;
(1964), Assistant                  Assistant General Counsel and Associate General Counsel and Vice
Secretary (2004)**                 President, Gartmore Global Investments, Inc. from 1999 to 2004.

Jessica K. Ditullio               Various attorney positions for Bank One Corporation (now known as
(1962), Assistant                 JP Morgan Chase & Co.) since 1990.
Secretary (2004)**

Nancy E. Fields                   From October 1999 to present, Director, Mutual Fund
(1949), Assistant                 Administration, One Group Administrative Services, Inc. and Senior
Secretary (2004)**                Project Manager, Mutual Funds, One Group Dealer Services, Inc.
                                  From July 1999 to October 1999, Project Manager, One Group, Banc
                                  One Investment Advisors Corporation.

Avery P. Maher                    Vice President and Assistant General Counsel, JPMIM since 2004;
(1945), Assistant                 Second Vice President and Assistant Secretary of John Hancock
Secretary (2004)                  Advisers, LLC, from 1992 to 2004.

Alaina V. Metz (1967),            Vice President, BISYS Fund Services, Inc. since 1995.
Assistant Secretary
(2001)*

Suzanne E. Cioffi                 Vice President, JPMIM, responsible for mutual fund financial
(1967), Assistant                 reporting. During the past five years, Ms. Cioffi has overseen
Treasurer (2005)                  various fund accounting, custody and administration conversion projects for JPMIM.

Christopher D. Walsh              Vice President, JPMIM; Mr. Walsh manages all aspects of
(1965), Assistant                 institutional and retail mutual fund administration and vendor
Treasurer (2004)                  relationships within the mutual funds, commingled/ERISA funds,
                                  3(c)(7) funds, hedge funds and LLC products. Prior to joining
                                  JPMorgan in 2000, he was a director from 1996 to 2000 of Mutual
                                  Fund Administration at Prudential Investments.

NAME (YEAR OF BIRTH),
POSITIONS HELD WITH
THE FUNDS (SINCE)                 PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS
-----------------------------------------------------------------------------------------------------
Stephen M. Ungerman               Vice President, JPMIM; previously, head of Fund Administration -
(1953), Chief Compliance          Pooled Vehicles. Prior to joining J.P. Morgan Chase & Co. in 2000,
Officer (2004)                    he held a number of positions in Prudential Financial's asset management business, including Associate General Counsel, Tax
                                  Director and Co-head of Fund Administration Department.
                                  Mr. Ungerman was also the Assistant Treasurer for all mutual funds managed by Prudential.

*    The contact address for the officer is 3435 Stelzer Road, Columbus, OH
     43219.

** The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43271.

Additional information concerning the Trustees is contained in the Statement of Additional Information and is available without charge by calling
1-800-480-4111.

TAX LETTER (UNAUDITED)

JPMORGAN DYNAMIC SMALL CAP FUND ("DSCF")
JPMORGAN MID CAP EQUITY FUND ("MCEF")
JPMORGAN MID CAP GROWTH FUND ("MCGF")
JPMORGAN MID CAP VALUE FUND ("MCVF")
JPMORGAN SMALL CAP EQUITY FUND ("SCEF")
JPMORGAN SMALL CAP GROWTH FUND ("SCGF")
JPMORGAN TRUST SMALL CAP EQUITY FUND ("TSCEF")
JPMORGAN U.S. SMALL COMPANY FUND ("USSCF")
JPMORGAN U.S. SMALL COMPANY OPPORTUNITIES FUND ("USSCOF")

Certain tax information for the JPMorgan Funds is required to be provided to shareholders based upon the Funds' income and distributions for the taxable year ended December 31, 2004. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2004. The information necessary to complete your income tax returns for the calendar year ending December 31, 2004 will be received under separate cover.

The following represents the percentage of ordinary income distributions eligible for dividends received deduction and the dollar amount of long-term capital gains distributed by the Funds for the fiscal year ended December 31, 2004:

                                  DIVIDENDS         LONG-TERM
                                   RECEIVED     CAPITAL GAINS
                                  DEDUCTION      DISTRIBUTION
FUND
MCEF                                  30.17%   $   17,731,072
MCVF                                  50.16%       10,065,836
SCEF                                  14.48%      106,811,935
TSCEF                                 17.59%       75,838,588
USSCF                                  0.00%       28,243,761

For the fiscal year ended December 31, 2004, certain dividends paid by the Fund may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2004. The Fund intends to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2004 Form 1099-DIV.

For the fiscal year ended December 31, 2004, the following represents the percentage of ordinary income distributions treated as qualified dividends:

                              PERCENTAGE OF
                              DISTRIBUTIONS
FUND
MCEF                                  29.21%
MCVF                                  44.16%
SCEF                                  65.07%
TSCEF                                 10.81%

                      THIS PAGE IS INTENTIONALLY LEFT BLANK

                      THIS PAGE IS INTENTIONALLY LEFT BLANK

JPMorgan Funds are distributed by JPMorgan Distribution Services, Inc. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by a prospectus.

CONTACT JPMORGAN FUNDS DISTRIBUTION SERVICES AT 1-800-480-4111 FOR A FUND PROSPECTUS. YOU CAN ALSO VISIT US AT www.jpmorganfunds.com. INVESTORS SHOULD CAREFULLY CONSIDER THE INVESTMENT OBJECTIVES AND RISK AS WELL AS CHARGES AND EXPENSES OF THE MUTUAL FUND BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE MUTUAL FUND. READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

No sooner than 30 days after the end of each month, the Fund will make available upon request a complete uncertified schedule of its portfolio holdings as of the last day of that month. Not later than 60 days after the end of each fiscal quarter, the Fund will make available a complete schedule of its portfolio holdings as of the last day of that quarter, as filed in a certified filing with the SEC. In addition to providing hard copies upon request, the Fund will post these quarterly schedules on the Fund's website at www.jpmorganfunds.com and on the SEC's website at www.sec.gov.

Shareholders may request portfolio holdings schedules at no charge by calling 1-800-480-4111.

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio holdings is available in the Statement of Additional Information.

A copy of proxy policies and procedures are available without charge upon request by calling 1-800-480-4111 and on the Commission's website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to JPMIM. A copy of the Fund's voting record for the 12-month period ended June 30, 2004 is available on the SEC's website at www.sec.gov or at the Fund's website at www.jpmorgan.com. The Fund's proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

JPMorgan Funds Fulfillment Center                                  PRSRT STD
      6112 W. 73rd Street                                         U.S. POSTAGE
    Bedford Park, IL 60638                                            PAID
                                                                   PERMIT 2891
                                                                 KANSAS CITY, MO


(C) J.P. Morgan Chase & Co., 2005                                    AN-SMC-1204
All rights reserved. February 2005.

ITEM 2. CODE OF ETHICS.

     Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

THE REGISTRANT HAS ADOPTED A CODE OF ETHICS THAT APPLIES TO THE REGISTRANT'S PRINCIPAL EXECUTIVE OFFICER, PRINCIPAL FINANCIAL OFFICER, PRINCIPAL ACCOUNTING OFFICER OR CONTROLLER, OR PERSONS PERFORMING SIMILAR FUNCTIONS.

THE REGISTRANT WILL PROVIDE TO ANY PERSON WITHOUT CHARGE, UPON REQUEST, A COPY OF THE CODE OF ETHICS. A REQUEST MAY BE MADE BY CALLING 1-800-480-4111.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

     (a) (1) Disclose that the registrant's board of directors has determined that the registrant either:

               (i) Has at least one audit committee financial expert serving on its audit committee; or

               (ii) Does not have an audit committee financial expert serving on its audit committee.

THE REGISTRANT'S BOARD OF TRUSTEES HAS DETERMINED THAT THE REGISTRANT HAS AT LEAST ONE AUDIT COMMITTEE FINANCIAL EXPERT SERVING ON ITS AUDIT COMMITTEE.

          (2) If the registrant provides the disclosure required by paragraph
          (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

               (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

               (ii) Be an "interested person" of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

THE AUDIT COMMITTEE FINANCIAL EXPERT IS WILLIAM ARMSTRONG. HE IS A "NON-INTERESTED" TRUSTEE AND IS ALSO "INDEPENDENT" AS DEFINED BY THE SECURITIES AND EXCHANGE COMMISSION FOR PURPOSES OF AUDIT COMMITTEE FINANCIAL EXPERT DETERMINATIONS.

          (3) If the registrant provides the disclosure required by paragraph
          (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

NOT APPLICABLE.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) AUDIT FEES. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $61,065 in 2003 and $61,000 in 2004.

(b) AUDIT-RELATED FEES. There were no audit-related fees billed to the Registrant during the Reporting Periods.

The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliates, which required pre-approval by the Audit Committee, were $8,277,000 from May 6, 2003 to December 31, 2003 (prior to May 6, 2003 services provided by the Auditor were not required to be pre-approved) and $9,397,000 in 2004.

(c) TAX FEES. The aggregate fees billed to the Registrant in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning ("Tax Services") were $13,000 in 2003 and $13,400 in 2004. These services consisted of review or preparation of U.S. federal, state, local and excise tax returns.

There were no fees billed for Tax Services by the Auditor to Service Affiliates which required pre-approval by the Audit Committee for the period May 6, 2003 through December 31, 2003 or in 2004.

(d) ALL OTHER FEES. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor to the Registrant, or services provided to Service Affiliates which were required to be pre-approved on or after May 6, 2003 until December 31, 2003, or in 2004, other than the services reported above.

(e) AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES. In addition to pre-approving any services to be provided by the Auditor to the Registrant, the Audit Committee considers and approves any non-audit services to be provided to the Service Affiliates by the Auditor (if the engagement relates directly to the operations and financial reporting of the Registrant) and the fees to be charged for such non-audit services. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence. The Chairman of the Audit Committee has been given the authority to pre-approve permissible non-audit services.

(g) NON-AUDIT FEES. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the last two calendar year ends were $28.3 million in 2003 and $25.3 million in 2004.

(h) AUDITOR INDEPENDENCE. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates that were not pre-approved (not requiring pre-approval) is compatible with maintaining the Auditor's independence. All services provided by the Auditor to the Registrant or to Service Affiliates that were required to be pre-approved were pre-approved as required.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

          (a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee as specified in Section 3(a)(58)(B)
               of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.
          (b)  If applicable, provide the disclosure required by Rule 10A-3(d)
               under the Exchange Act (17CFR 240.10A-3(d)) regarding an
               exemption from the listing standards for all audit committees.

NOT APPLICABLE.

ITEM 6.  SCHEDULE OF INVESTMENTS.

          File Schedule I - Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in Section 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

INCLUDED IN ITEM 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

     A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

                                        3
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NOT APPLICABLE.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

NOT APPLICABLE.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

          (a) If the registrant is a closed-end management investment company, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any "affiliated purchaser," as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C.
          781).

NOT APPLICABLE.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

          Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of
          Schedule 14A (17 CFR 240.14a-101), or this Item.

NOT APPLICABLE.

ITEM 11. CONTROLS AND PROCEDURES.

          (a) Disclose the conclusions of the registrant's principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

THE REGISTRANT'S PRINCIPAL EXECUTIVE AND PRINCIPAL FINANCIAL OFFICERS HAVE CONCLUDED, BASED ON THEIR EVALUATION OF THE REGISTRANT'S DISCLOSURE CONTROLS AND PROCEDURES AS OF A DATE WITHIN 90 DAYS OF THE FILING DATE OF THIS REPORT, THAT THE REGISTRANT'S DISCLOSURE CONTROLS AND PROCEDURES ARE REASONABLY DESIGNED TO ENSURE THAT INFORMATION REQUIRED TO BE DISCLOSED BY THE REGISTRANT ON FORM N-CSR IS RECORDED, PROCESSED, SUMMARIZED AND REPORTED WITHIN THE REQUIRED TIME PERIODS AND THAT INFORMATION REQUIRED TO BE DISCLOSED BY THE REGISTRANT IN THE REPORTS THAT IT FILES OR SUBMITS ON FORM N-CSR IS ACCUMULATED AND COMMUNICATED TO THE REGISTRANT'S MANAGEMENT, INCLUDING ITS PRINCIPAL EXECUTIVE AND PRINCIPAL FINANCIAL OFFICERS, AS APPROPRIATE TO ALLOW TIMELY DECISIONS REGARDING REQUIRED DISCLOSURE.

          (b) Disclose any change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

THERE WERE NO CHANGES IN THE REGISTRANT'S INTERNAL CONTROL OVER FINANCIAL REPORTING THAT OCCURRED DURING THE REGISTRANT'S SECOND FISCAL QUARTER OF THE PERIOD COVERED BY THIS REPORT THAT HAVE MATERIALLY AFFECTED, OR ARE REASONABLY LIKELY TO MATERIALLY AFFECT, THE REGISTRANT'S INTERNAL CONTROL OVER FINANCIAL REPORTING.

ITEM 12. EXHIBITS.

          (a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

          (a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

NOT APPLICABLE - SEE ITEM 2 ABOVE.

          (a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2).

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CERTIFICATIONS PURSUANT TO RULE 30a-2(a) UNDER THE INVESTMENT COMPANY ACT OF
1940 ARE ATTACHED HERETO.

          (a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

NOT APPLICABLE.

          (b) A separate or combined certification for each principal executive officer and principal officer of the registrant as required by Rule 30a-2(b) under the Act of 1940.

CERTIFICATIONS PURSUANT TO RULE 30a-2(b) UNDER THE INVESTMENT COMPANY ACT OF 1940 ARE ATTACHED HERETO.

                                        5
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                                   SIGNATURES

                           [See General Instruction F]

          Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                  J.P. Morgan Mutual Fund Select Group
            --------------------------------------------------------------------

By (Signature and Title)* /s/ Stephanie J. Dorsey
                          ------------------------------------------------------
                              Stephanie J. Dorsey, Treasurer

Date  March 9, 2005
      --------------------------------------------------------------------------


          Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Stephanie J. Dorsey
                          ------------------------------------------------------
                              Stephanie J. Dorsey, Treasurer

Date  March 9, 2005
      --------------------------------------------------------------------------


By (Signature and Title)* /s/ George C.W. Gatch
                          ------------------------------------------------------
                              George C.W. Gatch, President

Date  March 9, 2005
      --------------------------------------------------------------------------


* Print the name and title of each signing officer under his or her signature.

--------------------------------------------------------------------------------

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